PIMCO Funds Semi-Annual Report

                            [GRAPHIC APPEARS HERE]
Stock market volatility is at its highest level in a decade. That's why more people are diversifying their portfolios with bond funds. Story on page 4.


December 31, 1997

Multi-Manager Series


Equity Income

Renaissance

Value

Capital Appreciation

Growth

Mid Cap Growth

Target

Small Cap Value

Opportunity

International Developed

International

Emerging Markets

Innovation

Precious Metals

Balanced

Tax Exempt




Inside this report:
--------------------------------------------------------------------------------
Page 2  Letter From PIMCO Funds' President
Where We've Been and What's Ahead
--------------------------------------------------------------------------------
Page 4  Today's Investor
Staying Above Market Volatility
--------------------------------------------------------------------------------
Page 6 Fund Spotlight
PIMCO Capital Appreciation and
Mid Cap Growth Funds
--------------------------------------------------------------------------------
Page 7  In The News
Recent News on PIMCO Funds
--------------------------------------------------------------------------------
Page 8  Investor Services
PIMCO Funds' Web Site and Roth IRA
--------------------------------------------------------------------------------
Page 9  Overview: Comprehensive Fund Family
--------------------------------------------------------------------------------
Page 10 PIMCO Funds Financial Information

                                                                  P I M C O
                                                                  --------------
                                                                       F U N D S
                                                                       ---------

President's
Letter


Dear Fellow Shareholder:

The financial markets generated outstanding returns for investors in 1997. For the one-year period ended December 31, 1997, the stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 33.4%. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 9.7% return.

Positive Market Conditions. The last twelve months have been an exhilarating experience for many investors, as the value of their portfolios grew substantially. However, the stock market provided more than its share of nervous moments. In March, the overall stock market fell nearly 10%, based on unfounded fears of rising inflation. Then, in reaction to the escalating financial crisis in Southeast Asia, the Dow Jones Industrial Average fell 554 points on October 27th. But, as we have seen on so many occasions in recent years, individual investors viewed the market declines as buying opportunities, and stock prices rebounded sharply.

As we anticipated, bond yields fluctuated in a fairly narrow range in 1997. We expect this trend to persist, as long-term interest rates should remain between 5 and 7% through the year 2000. Given this environment, we believe bonds will continue to post relatively strong returns in the coming years.

Looking Ahead. As we head into 1998, there are signs that the financial markets could provide solid, but less spectacular returns. We are in the midst of an economy that has grown at a steady pace, but not so fast that it has triggered an increase in inflation. This phenomenon has been a major factor in the stock and bond markets' ascent during the past several years.

However, it is highly unlikely that we will see a repeat of the recent dramatic stock market gains. Historically, from 1926-1997, stocks have posted an annual 11% return, yet for the three-year period ended December 31, 1997, stocks have risen 31% annually. As a result, going forward it will be important to adequately diversify your portfolio and maintain realistic expectations about your investments.

On the next page, you will find a more complete review of the stock and bond markets, followed by a number of investment strategies to consider with your financial advisor given today's market conditions. We then provide a recent interview with David Breed, from the management team of PIMCO Capital Appreciation and Mid Cap Growth Funds.

As always, we appreciate the trust you have placed in us, and we will continue to work hard to help you meet your financial objectives. If you have any questions regarding your investment, please contact your financial advisor. You can also call us at 1-800-426-0107, or visit our website at www.pimcofunds.com.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
January 16, 1998

Market
Review

The Stock Market
A Record-Breaking Year

Despite the largest single-day point drop in the Dow, stocks rebounded and posted outstanding results in 1997.

[LINE GRAPH APPEARS HEAR]

S&P 500 Index
-------------
   748.03
    759.5
   776.17
   770.52
   786.16
   789.56
   808.48
   801.77
   790.82
   804.97
   793.17
    784.1
   773.88
    757.9
   737.65
   766.34
   765.37
   812.97
   824.78
   829.75
   847.03
   848.28
   858.01
   893.27
    898.7
    887.3
   916.92
   938.79
   947.14
   933.54
   900.81
   923.54
   899.47
   929.05
   923.91
   950.51
   945.22
   965.03
   966.98
   944.16
   941.64
   914.62
   927.51
   928.35
   963.09
    955.4
   983.79
   953.39
   946.78
   936.46

All told, 1997 was another outstanding year in the equity market. For the first time in its history, the overall stock market posted annual back-to-back-to-back 20%+ returns. During that three-year period the market rose 125%--its best cumulative performance since the 1933-1935 period.

  1997 was largely known as the year of large-cap stocks, specifically the largest 50 companies. For much of the year investors flocked to these highly liquid, household names, as they looked for solace amid market volatility. The exception occurred during the third quarter of 1997, as small- and mid-cap stocks led the pack due to concerns that large-cap stocks were becoming overvalued. However, when the Asian currency crisis escalated in the fourth quarter, large-cap stocks were again the best performers, in particular stocks of companies with minimal reliance on overseas business.

         Aside from the historic bull run, the other noteworthy news has been the market's volatility. During 1997, the market rose or fell more than one percent from the previous day 32% of the time. That was more than double the 1996 level and triple that of 1995. Based on current market conditions there is little indication that this volatility will subside in the near future.

         The question on the minds of many investors is how much longer can the stock market's ascent continue? When the bull market began in October 1990, the Dow Jones Industrial Average stood at 2365. In July 1997, the Dow eclipsed 8000 and ended the year at 7908. During that seven year period the stock market has only had one correction of over 10%--another record.

         As we look ahead, we remain cautiously optimistic about the prospects for the stock market. The optimism lies in the fact that the current environment is positive and corporate profits, especially in companies with minimal exposure to Asian markets, are generally healthy. However, if the Asian situation intensifies and leads to disappointing corporate earnings, we could see a reversal of fortune. Therefore, it's important for investors to ensure that their portfolios are adequately diversified, and to maintain a long-term outlook during periods of market volatility.


The Bond Market
A Strong Rebound Takes Place

After surging in early 1997, interest rates fell dramatically--causing bond prices to rise.

[LINE GRAPH APPEARS HERE]

30 Year Treasury Rates
----------------------
        6.734
        6.848
        6.825
        6.893
        6.792
        6.706
        6.527
        6.645
        6.805
        6.816
        6.944
        6.971
         7.09
        7.126
        7.169
        7.056
        7.145
        6.877
        6.893
          6.9
        6.989
        6.908
        6.776
        6.726
        6.663
        6.744
        6.629
        6.531
        6.532
        6.456
        6.456
        6.636
        6.548
        6.651
        6.612
        6.643
        6.588
        6.379
        6.368
        6.295
        6.431
         6.44
        6.274
        6.154
        6.156
        6.114
        6.034
        6.055
        6.085
        5.926
        5.923
        5.901

In our report to shareholders six months ago we stated that "the prospects for the bond market are bright." At the time, our optimism may have looked like wishful thinking. In March, the Federal Reserve Board had raised interest rates 1/4 of a percentage point as a preemptive strike against inflation. This caused long-term interest rates to surge above 7.1% by the end of the first quarter of 1997.

         However, our forecast was correct, as the bond market shook off its early-year losses and rebounded dramatically. By the end of 1997, long-term interest rates had plunged to 5.9%. Virtually every sector of the bond market participated in the rally, led by high yield bonds.

         There were several factors that contributed to the bond market's rebound, including the strong U.S. dollar, signs of a slowing U.S. economy due to the Asian financial crisis, low inflation, and a subsequent reduced threat of a Federal Reserve interest rate hike. In addition, the volatility in the stock market caused many investors to reallocate assets into bonds. This led to positive supply-and-demand considerations for bonds.

         Looking ahead, we believe that interest rates will continue to fall, but not at the pace we have experienced in the past few months. Should the economy experience a few quarters of sluggish 1% growth, the yield on long-term Treasuries could drop to 5.5%. This would lead to strong returns in the bond market, especially relative to the low inflationary environment we anticipate going forward.

         In terms of specific sectors of the market, we foresee attractive opportunities in lower-coupon mortgage securities, provided that long-term interest rates do not fall below 5.5%. Emerging market debt in selective countries might also become attractive in 1998.

Today's
Investor

                        Staying Above Market Volatility
              The protection and potential benefits of bond funds

[ARTWORK APPEARS HERE]

By all measures, 1997 was a volatile period for the stock market. On any given day it was not uncommon for the market to swing up or down 50, 100, even 150 points. According to The New York Times, 1997's stock market logged in as the fourth most volatile in the last half century.

So how can you stay above market volatility? In 1997, investors who looked beyond market gyrations and the daily headlines were amply rewarded. But the stock market has now provided a record seven years of growth with only one 10% correction. And looking ahead, many financial experts expect the lengthy bull market, coupled with turmoil in Asia, to breed even greater stock market fluctuations.

Volatility Returns

After years of relative calm, stock market volatility substantially increased in 1997

[BAR GRAPH APPEARS HERE]

Volatility Returns Chart pg. 4
------------------------------
               1
           0.625
            0.84
            0.62
            0.48
            0.64
            0.58
             0.9
            0.75
            0.82
            0.61
            0.62
            0.65
             0.5
            1.05
            0.53
            0.31
            0.42
            0.73
            0.51
            0.62
            0.65
            0.97
           0.625
            0.62
               1
            1.37
            0.96
            0.71
            0.61
            0.76
            0.68
            1.05
            0.82
            1.15
            0.81
            0.79
           0.625
             0.9
            2.01
            1.08
             0.8
               1
            0.88
            0.63
            0.58
            0.63
            0.48
            0.72
             1.4

Source: Standard & Poor's, Bloomberg Financial Markets. Volatility based on standard deviation of daily percentage changes in the S&P 500. Past performance is no guarantee of future results.

Of course, no one can predict how increased volatility will affect the stock market's future course. As 1997 showed, it's often best to avoid overreacting to short-term events. Instead, work with your financial advisor to ensure you have a balanced portfolio, one that will allow you to sleep at night during an erratic market environment.

Schedule a Portfolio Checkup

When reviewing your portfolio with your financial advisor, it's important to keep in mind the amount of risk you can tolerate, and the time frame available for reaching your investment goals. These factors are critical to determining the type of investments you should have. For example, if you need money for your child's education in the next couple of years, you would want to invest in less aggressive mutual funds that have lower risk potential.

On the other hand, if you have a longer-term investment goal like retirement, you may consider concentrating your assets in more aggressive mutual funds that have greater reward potential.

Proper Asset Allocation Is Key

Whether you're investing to meet short- or long-term needs, you can't totally escape market volatility. One way to temper this volatility is by allocating an adequate portion of your portfolio's assets to bond mutual funds. As you can see from the chart below, during the market crash of 1987 a portfolio diversified with bonds fell less, and rebounded faster, than an all-stock portfolio.

A Diversified Portfolio Tempers Volatility

A $10,000 investment in a diversified portfolio fared better than an all-stock portfolio during the 1987 market decline

[PERFORMANCE GRAPH APPEARS HERE]

Diversified Portfolio Tempers Volatility
----------------------------------------
  Diversified Portfolio     All-Stocks
  ---------------------     ----------
         10,000               10,000
          8,750                7,750
          8,200                7,100
          8,625                7,610
          8,875                8,050
          9,490                8,350
          9,050                7,925
          9,070                8,010
          9,090                8,005
          9,625                8,610
          9,550                8,500
          9,300                8,090
          9,700                8,590
         10,375                8,950
          9,740                8,650
         10,400                8,920

All-stock portfolio represented by the S&P 500 Index, an unmanaged index of common stocks. Diversified portfolio consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index (an unmanaged index of a variety of bonds). It is not possible to directly invest in an unmanaged index. Results not indicative of any PIMCO Fund and past performance is no guarantee of future results.

In addition to lower volatility, many people don't realize that investing in bonds can provide capital appreciation potential on top of dividend income. This is due to the inverse relationship between interest rates and bond prices. Assume an investor buys a $10,000 bond with a yield of 6%. If interest rates fall to 4%, the demand for a bond paying 6% would increase, and the price of that bond would rise above $10,000, generating a gain on the initial investment. Of course, the opposite scenario can also occur. If rates increase to 7%, the demand for a bond that pays only 6% would fall, so the price of that bond would drop below $10,000.

The Benefits of Bonds

The capital appreciation potential of bonds is only one of several unknown or misunderstood principles of investing in fixed income securities. The questions and answers that follow are aimed at clearing up some other misconceptions about bonds, and at helping you understand why it's a good idea to always make bonds a part of your portfolio.

Q. Don't returns on stocks and bonds move in the same direction?

A. Generally speaking, the returns on stocks and bonds do not move in tandem, because in many cases profits are driven by different factors. Gains on stocks often stem from earnings, while returns on bonds depend more on economic factors, such as interest rates and inflation. Although in recent years returns on both types of securities have moved more in sync, this has not been the case over the long run.

Q. Wouldn't an economic slowdown hurt the performance of bonds?

A. No, just the opposite. A slower economy would likely lead to lower interest rates, which drive bond prices up. Again, the key concept here is the inverse relationship between interest rates and bond prices. Because of the turmoil in Southeast Asia, many economists are projecting slower economic growth in the U.S. during 1998.

Q. Are the yields on bonds lower now than they have been in recent years?

A. It's true that bond yields are lower than they were five or ten years ago, but it's important to look at the "real" rate of return, which is a better way to judge performance. An investment's "real" return is its return after inflation. So, in the case of bonds, it's the yield less the rate of inflation. As of December 31, 1997, the real rate of return on 30-year U.S. Treasuries was 3.7% (5.9% yield minus 2.2% inflation rate). This "real" return is more than double the historical average rate of 1.8%.

Real rates of return (yield minus inflation) are now significantly higher than their historical average.

[BAR GRAPH APPEARS HERE]

Historical               1.8%
Real Rate of Return

Current                         3.7%
Real Rate of Return

Real rate of return and historical average based on yield of 30-year Treasury bonds, less the rate of inflation (represented by the CPI). Current real rate of return as of 12/31/97. Historical rate of return from 12/31/25-12/31/97.
Past performance is no indication of future results.

To further illustrate this point, compare the real rate of return on bonds with that of another investment, such as CDs. CDs and other government-insured instruments are widely viewed as safe investments (unlike bond funds, CDs are guaranteed as to repayment of principal and interest), but in the end you can lose earning potential. In the early 1980s, for example, CDs were yielding around 15%, but after taxes and inflation a 15% CD barely broke even.

Don't Limit Your Earning Potential
Some safe investments can be a losing proposition

[PERFORMANCE GRAPH APPEARS HERE]

     Don't Limit your Earning Potential
--------------------------------------------
CD Rate      CD Rate After Tax and Inflation
-------      -------------------------------
  7.9                    -0.85
  5.3                        0
  5.1                       -1
  8.6                     -3.3
 10.4                       -8
  7.1                     -2.5
  5.8                     -1.1
  6.1                     -2.9
  8.9                     -4.8
   12                    -7.83
 13.8                     -6.3
 16.9                    -0.85
 13.3                      2.5
  9.6                      1.5
 11.2                        2
  8.5                     0.85
  6.7                      2.4
  7.2                     0.02
  8.2                      0.8
  9.5                      1.5
  8.5                     -0.7
  6.1                      0.8
  3.8                     -0.5
  3.3                     -0.6
    5                      0.5
  6.2                      1.4
  5.6                      0.3
  5.8                      1.5

Source: CD rate is based on the annualized average of 6-month CDs from the Federal Reserve Bulletin. Inflation based on the CPI, and tax rate is based on the maximum federal income tax rate. Past performance is no guarantee of future results. Unlike an investment in stocks and bonds, CDs are guaranteed as to repayment of principal and interest. Investment return from stocks and bonds will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed.

Q. Does a bond fund's yield differ from its total return?

A. A bond fund's yield only indicates the income it is generating at a given point in time. Total return not only takes into account the income a bond fund pays, but also any change in its share price. Once again, keep in mind the previous example showing how the price of a bond goes up and down. A bond's appreciation or depreciation plays a key role in its total return. For example, if you invest in a bond fund with a yield of 7% but its market share price falls 8%, you're losing money. So, when you're considering bond funds, it's more important to look at a fund's total return rather than its current yield.

Q. What percentage of my portfolio should be in stocks versus bonds?

A. It depends on your financial objectives, time frame and risk tolerance. If you previously targeted a percentage of your portfolio for bonds you may need to make a reallocation. That's because the strong stock market rally has caused many portfolios to become top-heavy with equities. To determine what percentage of bonds fits your individual needs, contact your financial advisor. He or she can review your portfolio and recommend what steps you should take.

Fund Spotlight

PIMCO Capital Appreciation and
Mid Cap Growth Funds

Despite the increased volatility in the stock market due to the crisis in Southeast Asia, the two mutual funds managed by PIMCO Advisors' Cadence Capital Management continue to post outstanding results. While past performance is no guarantee of future results, both the PIMCO Capital Appreciation and Mid Cap Growth Funds have outperformed their respective indices over the 1-, 3-, 5-year and since inception periods ended December 31, 1997. We spoke with David Breed, Chief Investment Officer at Cadence, for an update on the Funds.

[PHOTO OF DAVID BREED APPEARS HERE]

Q:  What's the secret behind your Funds' outstanding performance records?

A: First, we follow a "growth-at-a-reasonable-price" investment strategy. In other words, we look for strong growth companies, but we won't pay through the nose to get them. Second, as primarily an institutional manager we strictly adhere to our investment strategy. We simply will not jeopardize our portfolios by following the latest hot industry or investment trend.

Q:  Can you briefly describe your investment process?

A: Our investment strategy begins with taking a universe of roughly 4,000 stocks, and applying a systematic stock selection process. This helps us rank each security by growth and price considerations, such as expected earnings per share growth and price-to-earnings ratio. We then conduct fundamental research to select about 400 companies we believe can sustain their growth rates.

Q:  When do you sell a stock?

A: Our decision to sell a stock is as disciplined as our decision to buy a stock. To ensure adequate diversification we automatically trim holdings that grow to more than 2% of a fund's portfolio. In addition, we continually monitor and analyze our portfolios for holdings that we think should be sold. We consider selling a stock when it shows declining earnings expectations or announces a negative earnings surprise. A stock is also sold when it reaches an excessive relative valuation, a practice that has won praise from Morningstar for its tax efficiency.

Q:  Can you explain how selling certain stocks results in tax efficiency?

A: We help to offset realized capital gains by quickly selling off holdings that are underperforming. This reduces the amount of taxable capital gains distributions, and has helped to improve our funds' after-tax return potential.

Q: How are you positioning the Capital Appreciation Fund given the high valuations in the large-cap market?

A: We have a smaller market capitalization in the Fund relative to its benchmark, the S&P 500 Index. We have done this in reaction to the high prices of many large-cap stocks, and our belief that there is risk to the earnings of larger multinational corporations as a result of the crisis in Southeast Asia. We believe a more domestically-oriented portfolio that is not heavily weighted in multinationals will perform relatively well in a market that is affected by overseas turbulence.

Q:  What is your outlook for the mid-cap market and the Mid Cap Growth Fund?

A: Generally, mid-caps are not as exposed to the Asian crisis as larger-cap stocks. This is especially true among the large multinational companies that rely on foreign sales to boost their earnings. In addition, as a whole, mid-caps are well-positioned to participate in the ongoing acquisition wave, which we expect to be prevalent in 1998 as companies look for ways to boost their earnings in the aftermath of Southeast Asia.

Q:  What sets Cadence Capital Management apart from other investment managers?

A: Our "blended" approach of investing in growth stocks that are reasonably priced differentiates us from many of our peers. And given the high valuations in many sectors of the stock market, we believe this strategy will be particularly beneficial in the coming year.


The views of Mr. Breed are not indicative of any future performance of any PIMCO Fund. Refer to pages 14 and 16 for more complete performance information on the Capital Appreciation and Mid Cap Growth Funds.

In The News

Recent News on PIMCO Funds

The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles.

[_] The insights of Bill Gross, manager of the PIMCO Total Return and Low Duration Funds continue to be sought out by the press. In recent months his views appeared in The Wall Street Journal, Forbes, Barron's, The New York Times and on CNN and CNBC.

[_] Ben Fischer of the PIMCO Small Cap Value Fund was interviewed in an August issue of Barron's. In a feature story Mr. Fischer explained his strict investment discipline and his secrets for identifying undervalued small-cap issues.

[_] In July and August both The Wall Street Journal and Kiplinger's Personal Finance praised the PIMCO StocksPLUS Fund. Both highlighted the Fund in articles explaining how it seeks to consistently outperform the S&P 500 Index by investing in stock futures backed with short-term bonds.

[_] PIMCO Renaissance Fund was featured in a December issue of Barron's. The article highlighted the Fund manager's astute stock-picking and praised its track record.

[_] David Breed of the PIMCO Capital Appreciation and Mid Cap Growth Funds was interviewed in a November issue of Investor's Business Daily. In a feature story, Mr. Breed explained his strict investment discipline and the secrets behind his Funds' performance.

[_] The January edition of Money explained the virtues of regularly investing and dollar cost averaging in an article entitled "The Best Funds for Steady Savers." In it, PIMCO Opportunity Fund was listed as a fund to consider.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds they track. Their highest rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of December 31, 1997.

-----------------------------------------------------------------------------------------------------------------
STOCK FUNDS                      Overall                   3 Year                5 Year                10 Year
-----------------------------------------------------------------------------------------------------------------
StocksPLUS Fund                  *****                     5*                    -                     -

Equity Income Fund               ****                      5*                    4*                    -

Renaissance Fund                 *****                     5*                    5*                    -

Value Fund                       ****                      4*                    4*                    -

Capital Appreciation Fund        *****                     5*                    5*                    -

Mid Cap Growth Fund              *****                     5*                    5*                    -

Small Cap Value Fund             ****                      5*                    4*                    -


-----------------------------------------------------------------------------------------------------------------
BOND FUNDS                       Overall                   3 Year                5 Year                10 Year
-----------------------------------------------------------------------------------------------------------------
Foreign Bond Fund                *****                     5*                    5*                    -

High Yield Fund                  *****                     5*                    5*                    -

Total Return Fund                *****                     4*                    4*                    5*

Low Duration Fund                ****                      4*                    4*                    4*

Short-Term Fund                  ****                      4*                    4*                    4*

The chart above is based on December 31, 1997 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 2,332, 1,292 and 676 domestic equity funds and 1,371, 771 and 337 taxable bond funds rated, respectively.

Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. The ratings are calculated from a fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects fund performance relative to three month Treasury bill returns. With the exception of the Renaissance Fund, ratings are based on institutional class shares, which generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares they may have received different ratings due to Class A, B and C shares' higher expense and sales charges. 5-star ratings are limited to the top 10% of funds in an investment category and the next 22.5% earn 4-stars.

See page 27 for additional information.

Investor
Services

PIMCO Funds is on the Web
www.pimcofunds.com


[GRAPHIC APPEARS HERE]
We're pleased to announce the launch of the PIMCO Funds Web site. You now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the financial markets. We can be found on the Worldwide Web at www.pimcofunds.com.

The site is divided into three main sections:

Investment Insight provides complete details on each fund's investment manager, including their process, biographies, a manager's update and more.

Fund Information contains profiles of all the PIMCO Funds, including performance data, a summary of each fund's portfolio and fund share prices (NAVs), updated each business day.

Resources features a document library that contains prospectuses, applications and other forms that you can view or print, as well as other literature you can order. It also has information about our convenient shareholder services, and a listing of the retirement plans offered by PIMCO Funds.

We're sure you'll find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or, use the e-mail feature of the site to contact us.


Introducing PIMCOFunds Roth IRA

Many investors are now eligible to open a new Roth IRA account or convert their "traditional" IRA into a Roth. These new retirement accounts have many tax advantages that could help you hold on to more of your money when you redeem your IRA dollars.


[GRAPHIC APPEARS HERE]
How it works
With a Roth IRA, you can make annual, non- deductible contributions of up to $2,000. What sets Roth and traditional IRAs apart are the potential tax savings on redemptions from your account.

  While contributions to a Roth are never deductible, distributions
(including contributions) and earnings after age 59 1/2 are completely tax-free if the Roth has been held for at least five years.

  Along with its tax benefits, the Roth IRA gives you more flexibility than traditional IRAs when it comes to making contributions and taking distributions. The Roth allows you to make contributions after you reach age 70 1/2 if you are still working, and doesn't require you to begin taking distributions at that age.

Should You Consider Converting?

Although the Roth has many tax advantages, it's important to note that it's not for everyone. While there are no early-withdrawal penalties for converting your traditional IRA into a Roth, you will have to pay income taxes on your prior IRA earnings and deductible contributions. For conversions made by December 31, 1998, the resulting taxable income is spread equally over four tax years. Therefore, you should consult with your financial or tax advisor to determine how big a tax bill you could incur by converting your IRA into a Roth.

Eligibility Requirements

To be eligible to make the maximum contribution to a Roth IRA, you must be either single with an adjusted gross income of $95,000 or less, or a married couple filing jointly with an adjusted gross income of $150,000 or less. Your tax or financial advisor can explain how smaller annual contribution amounts are allowed for certain other income levels. Married couples filing separately are not eligible for the Roth IRA. As of January 1, 1998, you can convert your traditional IRA into a Roth if your adjusted gross income in the year of the conversion is $100,000 or less.

How to open an account

If you'd like to learn more about the Roth IRA you should consult with your financial advisor. He or she can determine if you are an appropriate candidate for a Roth. To receive an application to open a new Roth account, or a Roth IRA Conversion Form speak with your advisor, or call us today at 1-800-426-0107.

Note: PIMCO Funds IRAs, including the new Roth IRA, have no set-up or annual account maintenance fees.

The PIMCO Funds Family

PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of over $190 billion. PIMCO Advisors consists of seven independent investment firms, each seeking the highest caliber performance in a specific discipline. Six of these firms currently manage PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious clients, including 42 of the 100 largest U.S. corporations. To learn more about any of the PIMCO Funds, please call us at 1-800-227-7337.


Stock Funds           Objective                                 Primary Portfolio Composition                PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------
Equity Income         Current income and long-term growth       Stocks of companies with below-average       NFJ Investment Group
                                                                P/Es and above-average dividends
------------------------------------------------------------------------------------------------------------------------------------
Renaissance           Long-term growth of capital and           Income-producing stocks and convertible      Columbus Circle
                      income                                    securities                                   Investors
------------------------------------------------------------------------------------------------------------------------------------
StocksPLUS            Total return exceeding the S&P            S&P 500 stock index futures backed by        Pacific Investment
                      500 Index                                 a portfolio of short-term, fixed-income      Management Company
                                                                securities
------------------------------------------------------------------------------------------------------------------------------------
Value                 Long-term growth of capital and           Stocks of companies with below-average       NFJ Investment Group
                      income                                    P/Es
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation  Long-term growth of capital and income    Stocks of larger-capitalized companies       Cadence Capital
                                                                the manager believes are reasonably priced   Management
------------------------------------------------------------------------------------------------------------------------------------
Growth                Long-term growth of capital               Stocks of larger-capitalized companies       Columbus Circle
                                                                                                             Investors
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth        Growth of capital                         Stocks of medium-capitalized companies       Cadence Capital
                                                                the manager believes are reasonably priced   Management
------------------------------------------------------------------------------------------------------------------------------------
Target                Capital appreciation                      Stocks of medium-capitalized companies       Columbus Circle
                                                                                                             Investors
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value       Long-term growth of capital and income    Stocks of smaller-capitalized companies      NFJ Investment Group
                                                                with below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------
Opportunity          Capital appreciation                       Stocks of smaller-capitalized companies      Columbus Circle
                                                                                                             Investors
------------------------------------------------------------------------------------------------------------------------------------
International
Developed            Long-term growth of capital                Stocks of non-U.S. companies in developed    Blairlogie Capital
                                                                markets                                      Management
------------------------------------------------------------------------------------------------------------------------------------
International        Capital appreciation                       Stocks of non-U.S. companies in developed    Blairlogie Capital
                                                                and emerging markets                         Management
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Long-term growth of capital                Stocks of non-U.S. companies in emerging     Blairlogie Capital
                                                                markets                                      Management
------------------------------------------------------------------------------------------------------------------------------------
Innovation           Capital appreciation                       Stocks of technology-related companies       Columbus Circle
                                                                                                             Investors
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals      Capital appreciation                       Stocks of precious metals-related            Van Eck Associates*
                                                                companies


Stock & Bond Funds   Objective                                  Primary Portfolio Composition                PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------
Balanced             Total return                               Stocks, bonds and money market instruments   Cadence/NFJ/Pacific
                                                                                                             Investment Management


Bond Funds           Objective                                  Primary Portfolio Composition                PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.       Maximum total return                       Long-term U.S. government bonds              Pacific Investment
Government                                                      (8+ year duration)                           Management Company
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt           High current income exempt                 Investment grade municipal bonds             Columbus Circle
                     from federal income tax                    (3-10 year duration)                         Investors
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Maximum total return                       Emerging market bonds                        Pacific Investment
Bond                                                            (0-8 year duration)                          Management Company
------------------------------------------------------------------------------------------------------------------------------------
Foreign Bond         Maximum total return                       Investment grade foreign bonds               Pacific Investment
                                                                (3-6 year duration)                          Management Company
------------------------------------------------------------------------------------------------------------------------------------
Global Bond II       Maximum total return                       Investment grade U.S. and foreign            Pacific Investment
                                                                bonds (3-6 year duration)                    Management Company
------------------------------------------------------------------------------------------------------------------------------------
High Yield           Maximum total return                       High-yield bonds (2-6 year duration)         Pacific Investment
                                                                                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------
Total Return         Maximum total return                       Investment grade bonds                       Pacific Investment
                                                                (3-6 year duration)                          Management Company
------------------------------------------------------------------------------------------------------------------------------------
Real Return Bond     Maximum real return                        Inflation-indexed government bonds           Pacific Investment
                                                                                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------
Low Duration         Maximum total return                       Shorter-term, investment grade bonds         Pacific Investment
                                                                (1-3 year duration)                          Management Company
------------------------------------------------------------------------------------------------------------------------------------
Short-Term           Maximum current income                     Money market securities and short-term bonds Pacific Investment
                     consistent with preservation               (up to 1 year duration)                      Management Company
                     of capital and daily
                     liquidity
------------------------------------------------------------------------------------------------------------------------------------
Money Market         Maximum current income                     Short-term money market                      Pacific Investment
                     consistent with preservation               instruments (duration less than 1 year)      Management Company
                     of capital and daily
                     liquidity

See page 27 for additional information.

*Van Eck Associates serves as a sub-advisor to the Fund and is unaffiliated with PIMCO Advisors L.P.

PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 1997. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 11-27 Fund Summary
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 28-51 Schedule of Investments
The schedule of investments includes a listing of securities in the Fund's portfolio as of December 31, 1997, including the number of shares or principal amount and value as of that date.
                                                                  Schedule of
Stock Funds                       Fund Summary                    Investments
Equity Income Fund                Page 11                           Page 28
Renaissance Fund                  Page 12                           Page 29
Value Fund                        Page 13                           Page 30
Capital Appreciation Fund         Page 14                           Page 31
Growth Fund                       Page 15                           Page 32
Mid Cap Growth Fund               Page 16                           Page 34
Target Fund                       Page 17                           Page 36
Small Cap Value Fund              Page 18                           Page 37
Opportunity Fund                  Page 19                           Page 39
International Developed Fund      Page 20                           Page 40
International Fund                Page 21                           Page 42
Emerging Markets Fund             Page 22                           Page 44
Innovation Fund                   Page 23                           Page 46
Precious Metals Fund              Page 24                           Page 47

Stock & Bond Funds
Balanced Fund                     Page 25                           Page 48

Bond Funds
Tax Exempt Fund                   Page 26                           Page 50

Pages 52-63 Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.

Pages 64-65 Statement of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 66-67 Statement of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 68-71 Statement of Changes in Net Assets
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 72-80 Notes to Financial Statements
A description of the significant accounting policies of the funds, and more detailed information about the schedules and tables that appear in the report.

PIMCO Equity Income Fund

December 31, 1997

Objective

Current income as a primary objective and long-term growth of capital.

Portfolio

Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups.

Total Net Assets

$172 million

Number of Securities in the Portfolio

46 (not including short-term instruments)

PIMCO Advisors Institutional Manager

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

               A Shares                      B Shares                     C Shares                     Lipper
               (INCEP. 3/8/91)               (INCEP. 3/8/91)              (INCEP. 3/8/91)   S&P 500    Equity Inc.
                                Adjusted                      Adjusted    Adjusted          Index      Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
1 year         30.0%            23.7%        30.0%            25.0%       29.0%             33.4%      27.4%
3 years        28.5%            26.1%        28.2%            27.6%       28.2%             31.2%      25.5%
5 years        17.8%            16.4%        17.6%            17.4%       17.6%             20.3%      17.0%
Inception      17.7%            16.7%        17.6%            17.6%       17.6%             --          --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                   EQUITY INCOME   EQUITY INCOME   EQUITY INCOME      S&P 500

CLASS                    A               B               C
INCEPTION             3/8/91          3/8/91          3/8/91
================   =============   =============   =============   =============
    12/31/83
    03/31/84
    06/30/84
    09/30/84
    12/31/84
    03/31/85
    06/30/85
    09/30/85
    12/31/85
    03/31/86
    06/30/86
    09/30/86
    12/31/86
    03/31/87
    06/30/87
    09/30/87
    12/31/87
    03/31/88
    06/30/88
    09/30/88
    12/31/88
    03/31/89
    06/30/89
    09/30/89
    12/31/89
    03/31/90
    06/30/90
    09/30/90
    12/31/90
    03/31/91          9,450.00        10,000.00       10,000.00      10,000.00
    06/30/91          9,704.45        10,269.26       10,269.26       9,978.10
    09/30/91         10,457.34        11,065.97       11,065.97      10,512.05
    12/31/91         11,001.19        11,641.48       11,641.48      11,393.18
    03/31/92         11,372.91        12,034.82       12,034.82      11,105.76
    06/30/92         11,607.28        12,282.84       12,282.84      11,317.34
    09/30/92         11,875.80        12,566.98       12,566.98      11,674.10
    12/31/92         12,623.25        13,357.94       13,357.94      12,261.88
    03/31/93         13,248.55        14,019.63       14,019.63      12,797.36
    06/30/93         13,321.63        14,096.96       14,096.96      12,859.67
    09/30/93         13,758.16        14,558.90       14,558.90      13,191.94
    12/31/93         13,691.84        14,488.72       14,488.72      13,497.81
    03/31/94         13,289.09        14,062.52       14,062.52      12,985.95
    06/30/94         13,286.87        14,060.18       14,060.18      13,040.60
    09/30/94         14,023.86        14,840.07       14,840.07      13,678.26
    12/31/94         13,472.14        14,256.24       14,256.24      13,676.11
    03/31/95         14,779.68        15,639.87       15,639.87      15,007.69
    06/30/95         15,772.77        16,690.76       16,690.76      16,440.43
    09/30/95         16,991.71        17,980.64       17,980.64      17,746.82
    12/31/95         17,980.55        19,027.03       19,027.03      18,815.30
    03/31/96         18,863.24        19,961.10       19,961.10      19,825.23
    06/30/96         19,693.78        20,839.98       20,839.98      20,714.90
    09/30/96         20,103.42        21,273.47       21,273.47      21,355.13
    12/31/96         21,841.74        23,112.96       23,112.96      23,135.28
    03/31/97         22,182.88        23,448.26       23,443.40      23,755.54
    06/30/97         25,094.47        26,480.29       26,474.67      27,902.77
    09/30/97         27,691.75        29,146.86       29,148.62      29,992.92
    12/31/97         28,586.20        30,044.58       30,040.56      30,853.98

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

Top 10 Stocks                                            % of Total Investments
-------------------------------------------------------------------------------
Southern New England Telecom.                                              4.5%
Telecommunication services supplier
-------------------------------------------------------------------------------
PNC Bank Corporation                                                       4.3%
Commercial banking
-------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                 4.1%
Tobacco/food products manufacturer
-------------------------------------------------------------------------------
Supervalu, Inc.                                                            4.0%
Food wholesaler; retailer
-------------------------------------------------------------------------------
GATX Corporation                                                           2.2%
Railcar leasing/equipment financing
-------------------------------------------------------------------------------
Washington Water Power Co.                                                 2.2%
Hydroelectric power, national gas
-------------------------------------------------------------------------------
Maytag Corp.                                                               2.2%
Major home appliances manufacturer
-------------------------------------------------------------------------------
U.S. West Communications Group                                             2.2%
Telecommunication services
-------------------------------------------------------------------------------
Bell Atlantic Corp.                                                        2.1%
Telecommunication services
-------------------------------------------------------------------------------
Peoples Energy Corp.                                                       2.1%
Gas utility in Chicago
-------------------------------------------------------------------------------
Top Ten Total                                                             29.9%
-------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
-------------------------------------------------------------------------------
Utilities                                                                 21.3%
-------------------------------------------------------------------------------
Consumer Discretionary                                                    18.4%
-------------------------------------------------------------------------------
Financial and Business Services                                           12.9%
-------------------------------------------------------------------------------
Materials and Processing                                                  11.1%
-------------------------------------------------------------------------------
Consumer Staples                                                          10.1%
-------------------------------------------------------------------------------

Portfolio Composition
-------------------------------------------------------------------------------
Common Stock                                                                97%
-------------------------------------------------------------------------------
Cash Equivalents                                                             3%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Equity Income Fund provided investors with strong performance over the six months ended December 31, 1997. Specifically, the Fund returned 13.9%, 13.5% and 13.5% during this period for its Class A, B and C shares, respectively. These returns handily outperformed the S&P 500 Index return of 10.6% for the same time period, and the 11.1% average return of funds with the same objective (as measured by the Lipper Equity Income Fund Average).

  During the third quarter of 1997, the stock market as a whole did very well. The Fund manager's astute stock selection further enhanced performance, most notably from holdings in the finance and consumer staples sectors. Examples of stocks that buoyed returns during the period were Bankers Trust, Bear Stearns, Chase Manhattan and Maytag.

  Unfortunately, the broader market success did not continue into the fourth quarter. Turmoil in Asia caused investors to quickly reassess the short-term prospects for many sectors of the marketplace. Fortunately, the Equity Income Fund continued to perform relatively well, due to good sector selection by the Fund's manager. For example, the Fund held an overweighted position in the utility sector, which did extremely well during the quarter. And, by underweighting the technology sector, the Fund managed to avoid much of the poor performance that occurred in that industry.

  In particular, during the fourth quarter, the Fund benefited from holdings such as Southern New England Telecommunications, which was subject to takeover rumors. In addition, PG&E Corp., PNC Bank Corp., RJR Nabisco and Supervalu did very well for the Fund during the period.

  On the downside, Fund performance was hurt somewhat during the fourth quarter by holdings such as Capstead Mortgage and Phelps Dodge. In addition, the Fund suffered from the continuing lag of value versus growth stocks. A study done by a major brokerage firm concluded that dividend yield (a major factor to the Fund's manager and other value-oriented investors) was one of the least-used factors in portfolio selection in 1997. The Fund's manager believes this situation is likely to change, perhaps sooner than later. As more baby boomers near retirement, income derived from equities should take on increased importance. And lower tax rates will increase the attractiveness of dividend-paying stocks.

  Overall, the manager currently believes the Fund is well positioned heading into 1998, with a dividend yield still more than double that of the S&P 500 Index, and an average price-to-earnings ratio of only about two-thirds of the Index.

                                         See page 28 for financial details.   11

PIMCO Renaissance Fund

December 31, 1997

Objective

Long-term growth of capital and current income.

Portfolio

Primarily income-producing stocks and convertible securities of companies with small, medium, and large market capitalizations.

Total Net Assets

$471 million

Number of Securities in the Portfolio

51 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Columbus Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97


                      A Shares                      B Shares                      C Shares                       Lipper
                      (INCEP. 2/1/91)               (INCEP. 5/22/95)              (INCEP. 4/18/88)   S&P 500     Equity Inc.
                                      Adjusted                      Adjusted      Adjusted           Index       Fund Avg.
------------------------------------------------------------------------------------------------------------------------------
1 year                     35.9%        28.4%          34.9%           29.9%          33.9%          33.4%        27.4%
3 years                    29.9%        27.5%          --              --             28.9%          31.2%        25.5%
5 years                    20.7%        19.3%          --              --             19.8%          20.3%        17.0%
Inception                  20.4%        19.4%          30.9%           30.2%          13.8%          --           --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY

                    RENAISSANCE       S&P 500         GROWTH          S&P 500

CLASS                    C                               C
INCEPTION             4/18/88         4/30/88         2/24/84         2/29/84
==============     =============   =============   =============   =============
   12/31/83                                          10,000.00       10,000.00
   03/31/84                                          10,250.00       10,173.18
   06/30/84                                          10,180.32        9,911.89
   09/30/84                                          10,986.38       10,872.72
   12/31/84                                          11,211.05       11,076.74
   03/31/85                                          12,138.35       12,093.98
   06/30/85                                          13,073.11       12,980.99
   09/30/85                                          12,627.67       12,449.46
   12/31/85                                          14,632.19       14,591.12
   03/31/86                                          16,917.01       16,649.13
   06/30/86                                          17,948.98       17,630.44
   09/30/86                                          17,409.21       16,400.58
   12/31/86                                          18,025.65       17,314.55
   03/31/87                                          22,171.64       21,011.62
   06/30/87                                          23,276.81       22,066.36
   09/30/87                                          24,640.76       23,522.05
   12/31/87                                          19,396.43       18,223.64
   03/31/88           10,000.00      10,000.00       20,073.57       19,257.86
   06/30/88           10,230.00      10,547.78       21,608.44       20,537.40
   09/30/88           10,190.28      10,583.60       21,007.12       20,607.15
   12/31/88           10,571.93      10,909.62       21,213.96       21,241.92
   03/31/89           10,914.85      11,682.74       23,104.02       22,747.27
   06/30/89           11,585.87      12,712.07       26,246.52       24,751.46
   09/30/89           12,009.93      14,071.33       29,902.82       27,398.04
   12/31/89           11,753.31      14,360.48       29,159.72       27,961.05
   03/31/90           11,446.82      13,928.48       28,351.53       27,119.90
   06/30/90           11,716.28      14,802.63       31,667.40       28,821.94
   09/30/90            9,846.87      12,770.92       27,507.91       24,866.03
   12/31/90            9,936.00      13,914.06       29,245.93       27,091.82
   03/31/91           11,106.84      15,931.82       33,486.61       31,020.58
   06/30/91           11,376.74      15,893.76       33,555.43       30,946.46
   09/30/91           12,451.48      16,741.82       37,155.18       32,597.70
   12/31/91           13,239.15      18,143.92       41,492.79       35,327.71
   03/31/92           13,448.79      17,686.35       39,837.70       34,436.79
   06/30/92           13,428.69      18,021.95       38,913.92       35,090.23
   09/30/92           13,678.81      18,590.40       39,722.22       36,197.04
   12/31/92           14,268.49      19,524.27       42,356.04       38,015.37
   03/31/93           14,889.15      20,376.33       43,420.36       39,674.41
   06/30/93           15,395.40      20,474.00       43,932.82       39,864.57
   09/30/93           17,011.69      21,001.27       46,415.69       40,891.22
   12/31/93           17,298.24      21,488.50       46,303.24       41,839.90
   03/31/94           16,609.37      20,704.00       45,392.79       40,319.00
   06/30/94           16,016.00      20,791.00       44,352.00       40,488.00
   09/30/94           17,132.00      21,807.00       46,650.00       42,468.00
   12/31/94           16,424.66      21,804.00       45,958.33       42,461.00
   03/31/95           17,261.04      23,927.00       48,645.55       46,595.00
   06/30/95           18,031.81      26,212.03       53,790.31       51,044.82
   09/30/95           19,726.71      28,295.88       57,281.40       55,102.89
   12/31/95           20,959.00      29,999.30       58,583.00       58,420.08
   03/31/96           22,100.00      31,610.26       62,342.00       61,557.24
   06/30/96           23,011.00      33,029.56       63,612.00       64,321.16
   09/30/96           23,971.00      34,050.17       65,997.00       66,308.68
   12/31/96           26,070.86      36,889.96       68,848.07       72,690.28
   03/31/97           26,151.68      37,878.61       66,286.92       74,638.38
   06/30/97           30,409.17      44,492.21       76,070.87       87,670.24
   09/30/97           34,584.35      47,824.68       83,799.67       94,236.74
   12/31/97           35,168.83      49,197.25       83,875.09       96,941.34

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Dean Foods Co.                                                              4.4%
Milk & dairy, food items
--------------------------------------------------------------------------------
AT&T Corp.                                                                  3.1%
Telecomm. services and business systems
--------------------------------------------------------------------------------
SCI Systems, Inc.                                                           3.0%
Electronic products/systems
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         2.9%
Telecommunication services
--------------------------------------------------------------------------------
SBC Communications, Inc.                                                    2.8%
Telecommunication services
--------------------------------------------------------------------------------
Capital One Financial Corp.                                                 2.8%
Bank card issuer/services
--------------------------------------------------------------------------------
Tandy Corp.                                                                 2.8%
Consumer electronics retailer
--------------------------------------------------------------------------------
Banc One Corp.                                                              2.8%
Commercial banking
--------------------------------------------------------------------------------
Ball Corp.                                                                  2.6%
Containers: metal/aerospace
--------------------------------------------------------------------------------
Trinity Industries, Inc.                                                    2.5%
Railcars: containers, steel
--------------------------------------------------------------------------------
Top Ten Total                                                              29.7%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial and Business Services                                            19.6%
--------------------------------------------------------------------------------
Communications                                                             11.3%
--------------------------------------------------------------------------------
Materials and Processing                                                    9.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      8.8%
--------------------------------------------------------------------------------
Consumer Staples                                                            7.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                                87%
--------------------------------------------------------------------------------
Convertible Bonds & Notes                                                     6%
--------------------------------------------------------------------------------
Cash Equivalents                                                              5%
--------------------------------------------------------------------------------
Convertible Preferred Stocks                                                  2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Renaissance Fund turned in excellent results for the six months ended December 31, 1997, posting returns of 16.2% for Class A shares, and 15.7% for Class B and C shares. This performance handily outperformed the 10.6% return of the Standard & Poor's 500 Index (an unmanaged index of common stocks) and the 11.1% average return of funds with the same objective (as measured by the Lipper Equity Income Fund Average). The Fund has also provided strong results over the longer term, outpacing the Lipper Average for the 1-, 3-, and 5-year periods.

The manager's investment approach focuses on seeking out stocks of companies that have underperformed for several quarters. It then determines the causes of the underperformance and whether a company can begin to beat analysts' earnings estimates through restructuring and industry upturns. The manager believes that this philosophy worked especially well late in 1997, as the market recognized the improvement in stocks held in the portfolio compared to many others that had Asian exposure.

One example that illustrated this turnaround philosophy was the Fund's top holding, milk and food distributor Dean Foods. The company announced a restructuring plan in 1996 following several quarters of underperformance. Dean Foods has reworked its lagging vegetable business, and has been expanding its dairy products area through a series of acquisitions over the past year. Since then, it has consistently beaten analysts' earnings estimates, and was the top per-former for the Fund during the fourth quarter.

Another success story for the Fund was toymaker Hasbro, which announced a restructuring plan in December. The company said it planned to trim 20 percent of its work force, and would spend up to $500 million for a stock buy-back. In addition, Hasbro said it would shut down a manufacturing plant in New Zealand, streamline several marketing units, and discontinue some unprofitable business lines. The company's stock price rose on the news of these initiatives.

The worst performers for the Fund were in those sectors with the clearest connection to the Asian weakness that occured during the fourth quarter. In particular, technology and basic materials stocks suffered sharp setbacks. Although prompt action was taken to reduce exposure to these sectors, the Fund was still adversely affected, leading to underperformance in the quarter. Looking ahead, the Fund manager currently intends to monitor domestic and international economic developments closely to determine whether anxiety over Asia is warranted.


                                         See page 29 for financial details.   12

PIMCO Value Fund

December 31, 1997

Objective

Long-term growth of capital and current income.

Portfolio

Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields.

Total Net Assets

$208 million

Number of Securities in the Portfolio

55 (not including short-term instruments)

PIMCO Advisors Institutional Manager

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return    For periods ended 12/31/97

           A Shares            B Shares             C Shares           Lipper Gr.
           (INCEP. 12/30/91)   (INCEP. 12/30/91)    (INCEP. 12/30/91)  S&P 500 & Income
                     Adjusted            Adjusted   Adjusted           Index    Fund Avg.
-----------------------------------------------------------------------------------------
1 year     25.7%     18.8%     24.9%     19.9%      23.8%              33.4%    27.0%
3 years    28.1%     25.7%     27.8%     27.2%      27.8%              31.2%    26.5%
5 years    18.6%     17.3%     18.4%     18.2%      18.4%              20.3%    17.5%
Inception  17.8%     16.7%     17.7%     17.7%      17.7%               --       --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY

                      VALUE           VALUE           VALUE          S&P 500

CLASS                   A               B               C
INCEPTION           12/30/91        12/30/91        12/30/91
==============    =============   =============   =============   =============
   12/31/83
   03/31/84
   06/30/84
   09/30/84
   12/31/84
   03/31/85
   06/30/85
   09/30/85
   12/31/85
   03/31/86
   06/30/86
   09/30/86
   12/31/86
   03/31/87
   06/30/87
   09/30/87
   12/31/87
   03/31/88
   06/30/88
   09/30/88
   12/31/88
   03/31/89
   06/30/89
   09/30/89
   12/31/89
   03/31/90
   06/30/90
   09/30/90
   12/31/90
   03/31/91
   06/30/91
   09/30/91
   12/31/91          9,450.00       10,000.00       10,000.00       10,000.00
   03/31/92          9,826.52       10,398.44       10,398.44        9,747.72
   06/30/92          9,577.38       10,134.79       10,134.79        9,933.43
   09/30/92          9,764.58       10,332.89       10,332.89       10,246.57
   12/31/92         10,692.23       11,314.53       11,314.53       10,762.47
   03/31/93         11,380.21       12,042.55       12,042.55       11,232.47
   06/30/93         11,419.31       12,083.93       12,083.93       11,287.16
   09/30/93         12,012.63       12,711.78       12,711.78       11,578.81
   12/31/93         12,446.26       13,170.65       13,170.65       11,847.27
   03/31/94         12,124.74       12,830.42       12,830.42       11,398.00
   06/30/94         11,702.29       12,383.38       12,383.38       11,445.97
   09/30/94         12,320.36       13,037.42       13,037.42       12,005.66
   12/31/94         11,939.47       12,634.36       12,634.36       12,003.77
   03/31/95         13,166.82       13,933.14       13,933.14       13,172.52
   06/30/95         14,284.03       15,115.38       15,115.38       14,430.06
   09/30/95         15,518.64       16,421.84       16,421.84       15,576.70
   12/31/95         16,584.67       17,549.91       17,549.91       16,514.53
   03/31/96         17,577.30       18,600.32       18,600.32       17,400.96
   06/30/96         18,091.77       19,144.73       19,144.73       18,181.84
   09/30/96         18,274.12       19,337.69       19,337.69       18,743.78
   12/31/96         19,958.27       21,119.87       21,119.87       20,306.25
   03/31/97         20,238.74       21,386.49       21,386.49       20,850.67
   06/30/97         22,814.23       24,066.51       24,068.86       24,490.76
   09/30/97         25,230.26       26,554.99       26,557.58       26,325.32
   12/31/97         25,091.49       26,363.79       26,350.43       27,081.09

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 12/30/91). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
Supervalu, Inc.                                                             3.0%
Food wholesaler; retailer
--------------------------------------------------------------------------------
American Greetings Corp. `A'                                                3.0%
Cards & gift wrappings
--------------------------------------------------------------------------------
Atlantic Richfield Co.                                                      3.0%
Integrated oil enterprise
--------------------------------------------------------------------------------
Bear Stearns Cos.                                                           3.0%
Investment banking
--------------------------------------------------------------------------------
PG&E Corp.                                                                  2.9%
Electric and gas utilities
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         2.9%
Telecommunication services
--------------------------------------------------------------------------------
Maytag Corp.                                                                2.9%
Major home appliances manufacturer
--------------------------------------------------------------------------------
DTE Energy Co.                                                              2.7%
Electric and steam utility
--------------------------------------------------------------------------------
Westvaco Corp.                                                              2.7%
Printing and converting paper
--------------------------------------------------------------------------------
Southern New England Telecom.                                               2.4%
Telecommunication services supplier
--------------------------------------------------------------------------------
Top Ten Total                                                              28.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     20.8%
--------------------------------------------------------------------------------
Utilities                                                                  13.7%
--------------------------------------------------------------------------------
Financial and Business Services                                            11.9%
--------------------------------------------------------------------------------
Energy                                                                     10.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           10.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 99%
--------------------------------------------------------------------------------
Cash Equivalents                                                              1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Like many of its competitors, the PIMCO Value Fund had trouble keeping up with the more growth-oriented S&P 500 Index for the six months ended December 31, 1997. During this period the Fund's Class A shares returned 10.0%, outperforming an average of funds with the same objective (as measured by the Lipper Growth and Income Fund Average), but narrowly trailing the S&P 500 Index return of 10.6%. The Fund's Class B and C shares returned 9.6% and 9.5% respectively for the six months. The Fund's longer-term performance remains very strong relative to its competitors, however, with Class A, B and C shares posting an average annual return of 18.6%, 18.4% and 18.4%, respectively, for the five years ended December 31, 1997, compared with only 17.5% for the Lipper Growth and Income Fund Average for the same time period.

     The Value Fund started out the six-month period very strong, posting excellent third quarter 1997 results. Much of this success was due to better broad market performance. During the first half of the year, most of the stock market's advancers were clustered among the largest stocks in the S&P 500 Index. But, during the third quarter, investors began to see a wider distribution of success stories, allowing numerous Fund holdings to make significant contributions. For example, Adobe Systems, Inc., a graphic software development company, was a very strong performer for the Fund during this period. The firm reported better-than-expected earnings based on strong sales of its desktop publishing software, and an announcement that it would be buying back approximately 20% of its outstanding stock shares over the next two years.

     The market narrowed again in the fourth quarter of 1997, however, dragging down the Fund's results for the six-month period. Overall, the manager's stock selection was fairly neutral during these three months, with the exception of some significant losses in the health care and consumer staples sector. In particular, Foundation Health and IBP hurt performance. Fortunately, the Fund's policy of wide diversification prevented any single holding or sector from causing extensive damage.

     Heading into 1998, the manager currently believes the Value Fund's characteristics are appealing -- the relative price-to-earnings ratio of the portfolio is 67% that of the S&P 500 Index, and the relative yield of 137% is working its way toward the all-time high of 140% (set in 1980). Together with investors' increasing concerns over the situation in Asia and its potential impact on the domestic market, the Value Fund's manager believes it represents an attractive option for defensive investors in the present environment.


                                       See page 30 for financial details.     13

PIMCO Capital Appreciation Fund

December 31, 1997

Objective

Long-term growth of capital and current income.

Portfolio

Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

Total Net Assets

$753 million

Number of Securities in the Portfolio

79 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares            B Shares          C Shares                    Lipper Cap.
           (INCEP. 3/8/91)     (INCEP. 3/8/91)   (INCEP. 3/8/91)    S&P 500  App. Fund
                     Adjusted         Adjusted   Adjusted           Index    Avg.
----------------------------------------------------------------------------------------
1 year     33.7%     26.4%     32.8%     27.8%   31.8%              33.4%    20.3%
3 years    32.5%     30.0%     32.3%     31.6%   32.2%              31.2%    21.5%
5 years    21.3%     19.9%     21.1%     20.9%   21.1%              20.3%    15.2%
Inception  20.0%     19.0%     19.9%     19.9%   19.9%              --       --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY

                     CAPITAL         CAPITAL         CAPITAL          S&P 500
                   APPRECIATION    APPRECIATION    APPRECIATION
CLASS                   A               B               C
INCEPTION             3/8/91          3/8/91          3/8/91
==============     =============   =============   =============   =============
   12/31/83
   03/31/84
   06/30/84
   09/30/84
   12/31/84
   03/31/85
   06/30/85
   09/30/85
   12/31/85
   03/31/86
   06/30/86
   09/30/86
   12/31/86
   03/31/87
   06/30/87
   09/30/87
   12/31/87
   03/31/88
   06/30/88
   09/30/88
   12/31/88
   03/31/89
   06/30/89
   09/30/89
   12/31/89
   03/31/90
   06/30/90
   09/30/90
   12/31/90
   03/31/91           9,450.00       10,000.00       10,000.00       10,000.00
   06/30/91           9,109.92        9,640.12        9,640.12        9,978.10
   09/30/91           9,928.77       10,506.64       10,506.64       10,512.05
   12/31/91          11,356.11       12,017.05       12,017.05       11,393.18
   03/31/92          10,995.69       11,635.65       11,635.65       11,105.76
   06/30/92          10,671.87       11,292.98       11,292.98       11,317.34
   09/30/92          10,992.35       11,632.12       11,632.12       11,674.10
   12/31/92          12,209.10       12,919.69       12,919.69       12,261.88
   03/31/93          13,049.01       13,808.48       13,808.48       12,797.36
   06/30/93          13,519.93       14,306.80       14,306.80       12,859.67
   09/30/93          14,222.60       15,050.37       15,050.37       13,191.94
   12/31/93          14,370.64       15,207.03       15,207.03       13,497.81
   03/31/94          13,943.37       14,754.89       14,754.89       12,985.95
   06/30/94          13,592.06       14,383.13       14,383.13       13,040.60
   09/30/94          13,956.32       14,768.59       14,768.59       13,678.26
   12/31/94          13,758.99       14,559.77       14,559.77       13,676.11
   03/31/95          15,070.85       15,947.99       15,947.99       15,007.69
   06/30/95          16,860.11       17,841.38       17,841.38       16,440.43
   09/30/95          18,682.23       19,769.56       19,769.56       17,746.82
   12/31/95          18,869.56       19,967.79       19,967.79       18,815.30
   03/31/96          20,282.25       21,462.70       21,462.70       19,825.23
   06/30/96          21,018.86       22,242.18       22,242.18       20,714.90
   09/30/96          22,098.83       23,385.01       23,385.01       21,355.13
   12/31/96          23,925.15       25,317.62       25,317.62       23,135.28
   03/31/97          24,132.34       25,510.36       25,510.71       23,755.54
   06/30/97          27,603.61       29,126.75       29,127.15       27,902.77
   09/30/97          31,192.07       32,854.97       32,855.42       29,992.92
   12/31/97          31,993.71       33,633.63       33,627.52       30,853.98

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
Kroger Co.                                                                  1.7%
Supermarket/convenience stores
--------------------------------------------------------------------------------
Safeway, Inc.                                                               1.7%
Food supermarket chain
--------------------------------------------------------------------------------
TJX Corp., Inc.                                                             1.7%
Off-price specialty stores
--------------------------------------------------------------------------------
Omnicom Group                                                               1.7%
Major international advertising company
--------------------------------------------------------------------------------
Carnival Corp. `A'                                                          1.6%
Cruise ships
--------------------------------------------------------------------------------
Costco Co.                                                                  1.6%
Cash & carry merchandising
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       1.6%
Pharmaceutical/consumer products
--------------------------------------------------------------------------------
Southtrust Corp.                                                            1.5%
Commercial banking, Alabama
--------------------------------------------------------------------------------
Travelers Group, Inc.                                                       1.5%
Diversified financial services
--------------------------------------------------------------------------------
Computer Assoc. International, Inc.                                         1.4%
Systems software packages
--------------------------------------------------------------------------------
Top Ten Total                                                              16.0%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial and Business Services                                            26.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.7%
--------------------------------------------------------------------------------
Capital Goods                                                               9.8%
--------------------------------------------------------------------------------
Energy                                                                      8.9%
--------------------------------------------------------------------------------
Healthcare                                                                  7.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 95%
--------------------------------------------------------------------------------
Cash Equivalents                                                              5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Capital Appreciation Fund posted outstanding results for the six-month period ended December 31, 1997, with returns of 15.9% for Class A shares, and 15.5% for Class B and C shares. These results outpaced the 10.6% return of the Standard & Poor's 500 Index (an unmanaged index of common stocks), and the 9.0% average return of funds with the same objective (as measured by the Lipper Capital Appreciation Fund Average). The Fund has also posted strong results for the longer term, with all three share classes surpassing both the S&P 500 Index and the Lipper Average for the 1-, 3-, 5-year and since inception periods.

   In recent months, the Fund benefited from its large exposure to the retail sector, particularly through its holdings in the supermarket industry. Technological and logistical upgrades have led to higher profits at many supermarkets. Enhanced technology has improved the communications systems linking stores with distribution centers and suppliers, while better logistics have helped move inventory faster. These types of changes provide one of the few ways left for this industry to boost its earnings in a market that traditionally has had very thin margins.

   One example of this trend was the Fund's top holding, retail supermarket chain Kroger. The company has improved its operating and financial performance, and has made good progress toward reducing its debt. Kroger has very strong market share in its various locations, and competes successfully against lower-cost food retailers through its emphasis on large stores that offer multiple products in addition to food.

   Another winner for the Fund was Carnival Corp., which announced its sixth dividend increase in seven years. This positive news stemmed from continued heavy consumer demand and strong pricing activity. The company also unveiled plans to expand its fleet over the next three years with seven new ships.

   One factor that hindered the Fund's performance in the fourth quarter was its overweighted position in the energy sector. Falling oil prices at the end of 1997 resulted in declining stock prices for oil and natural gas drilling companies, including Fund holding Nabors Industries, Inc. The sell-off in oil stemmed from concerns about a possible oversupply and decreasing demand in Southeast Asia, and from fear that easing tensions with Iraq and increased OPEC production will lead to a glut.

   Looking ahead, the Fund manager currently anticipates maintaining a more domestically-oriented portfolio that is not heavily weighted in the larger multinational corporations. And, as always, the manager plans to stay focused on its strategy of investing in growing, profitable companies with stock prices that are still selling at reasonable levels.


                                         See page 31 for financial details.   14

PIMCO Growth Fund

December 31, 1997

Objective

Long-term growth of capital; income is incidental.

Portfolio

Primarily stocks of larger, well-established companies.

Total Net Assets

$1,777 million

Number of Securities in the Portfolio

47 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Columbus Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares            B Shares          C Shares                     Lipper
           (INCEP. 10/26/90)   (INCEP. 5/23/95)  (INCEP. 2/24/84)   S&P 500   Growth
                  Adjusted            Adjusted   Adjusted           Index     Fund Avg.
----------------------------------------------------------------------------------------
1 year     22.8%     16.0%     21.9%     16.9%   20.8%              33.4%     25.2%
5 years    15.5%     14.2%     --        --      14.6%              20.3%     16.4%
10 years   --        --        --        --      15.8%              18.1%     15.9%
Inception  17.6%     16.7%     20.2%     19.3%   16.6%              --        --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY

                           GROWTH             S&P 500

CLASS                        C
INCEPTION                 2/24/84             2/29/84
=========                =========           =========
12/31/83                 10,000.00           10,000.00
03/31/84                 10,250.00           10,173.18
06/30/84                 10,180.32            9,911.89
09/30/84                 10,986.38           10,872.72
12/31/84                 11,211.05           11,076.74
03/31/85                 12,138.35           12,093.98
06/30/85                 13,073.11           12,980.99
09/30/85                 12,627.67           12,449.46
12/31/85                 14,632.19           14,591.12
03/31/86                 16,917.01           16,649.13
06/30/86                 17,948.98           17,630.44
09/30/86                 17,409.21           16,400.58
12/31/86                 18,025.65           17,314.55
03/31/87                 22,171.64           21,011.62
06/30/87                 23,276.81           22,066.36
09/30/87                 24,640.76           23,522.05
12/31/87                 19,396.43           18,223.64
03/31/88                 20,073.57           19,257.86
06/30/88                 21,608.44           20,537.40
09/30/88                 21,007.12           20,607.15
12/31/88                 21,213.96           21,241.92
03/31/89                 23,104.02           22,747.27
06/30/89                 26,246.52           24,751.46
09/30/89                 29,902.82           27,398.04
12/31/89                 29,159.72           27,961.05
03/31/90                 28,351.53           27,119.90
06/30/90                 31,667.40           28,821.94
09/30/90                 27,507.91           24,886.03
12/31/90                 29,245.93           27,091.82
03/31/91                 33,846.61           31,020.58
06/30/91                 33,555.43           30,946.46
09/30/91                 37,155.18           32,597.70
12/31/91                 41,492.79           35,327.71
03/31/92                 39,837.70           34,436.79
06/30/92                 38,913.92           35,090.23
09/30/92                 39,722.22           36,197.04
12/31/92                 42,356.04           38,015.37
03/31/93                 43,420.36           39,674.41
06/30/93                 43,932.82           39,864.57
09/30/93                 46,415.69           40,891.22
12/31/93                 46,303.24           41,839.90
03/31/94                 45,392.79           40,319.00
06/30/94                 44,352.00           40,488.00
09/30/94                 46,650.00           42,468.00
12/31/94                 45,958.33           42,461.00
03/31/95                 48,645.55           46,595.00
06/30/95                 53,790.31           51,044.82
09/30/95                 57,281.40           55,102.89
12/31/95                 58,583.00           58,420.08
03/31/96                 62,342.00           61,557.24
06/30/96                 63,612.00           64,321.16
09/30/96                 65,997.00           66,308.68
12/31/96                 68,848.07           72,690.28
03/31/97                 66,286.92           74,638.38
06/30/97                 76,070.87           87,670.24
09/30/97                 83,799.67           94,236.74
12/31/97                 83,875.09           96,941.34

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
HBO & Co.                                                                   4.7%
Hospital information systems
--------------------------------------------------------------------------------
Eli Lilly & Co.                                                             3.9%
Pharmaceuticals
--------------------------------------------------------------------------------
Cendant Corp.                                                               3.6%
Commercial services
--------------------------------------------------------------------------------
Schlumberger Limited                                                        3.5%
Oil field services
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                3.3%
Healthcare services
--------------------------------------------------------------------------------
Safeway, Inc.                                                              3.2%
Food supermarket chain
--------------------------------------------------------------------------------
AT&T Corp.                                                                 3.1%
Telecommunication services and business systems
--------------------------------------------------------------------------------
Tele-Communications `A'                                                     2.8%
Cable TV systems operator
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.7%
Computer network products
--------------------------------------------------------------------------------
America Online, Inc.                                                        2.7%
Online computer services provider
--------------------------------------------------------------------------------
Top Ten Total                                                              33.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Health Care                                                                18.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     17.1%
--------------------------------------------------------------------------------
Technology                                                                 14.1%
--------------------------------------------------------------------------------
Financial and Business Services                                            13.6%
--------------------------------------------------------------------------------
Communications                                                              7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 93%
--------------------------------------------------------------------------------
Cash Equivalents                                                              7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1997, the Growth Fund produced returns of 10.7% for Class A shares, and 10.3% for Class B and C shares. These results were similar to that of the Standard & Poor's 500 Index (an unmanaged index of common stocks), and outpaced the 9.2% average return of funds with the same objective (as measured by the Lipper Growth Fund Average).

   The Fund maintained its large exposure to the healthcare sector during the fourth quarter, as the world's aging population continued to accelerate demand for certain prescription medicines. In particular, drugs aimed at treating or preventing cardiovascular problems have been among the top sellers for U.S. pharmaceutical companies.

   HBO & Company, the Fund's top holding, illustrated the healthcare industry's good fortunes, as it posted excellent results during the fourth quarter. The company, which provides computerized information systems to the healthcare sector, expanded its business through the acquisition of NHES, a demand management firm. This industry is integral to the healthcare sector's growth as a supplier of referrals, enrollment services, and customer service. The manager believes the acquisition of NHES makes HBO & Co. one of the premier firms in the health care information technology field.

   Another winner for the Fund was AT&T Corp., which outperformed all other stocks in the Dow Jones Industrial Average during the latter half of 1997. This success was attributed to the company's new Chief Executive Officer, Michael Armstrong, who is moving swiftly to reverse AT&T's profit decline. His priorities include cutting administrative costs, and boosting investment in fast-growing areas, such as wireless and data services and Internet access.

   Although the healthcare sector in general stood out as a solid performer, one particular stock in this industry hampered results not only in the Growth Fund, but across the entire large-cap market as well. Oxford Health Plans, Inc., one of the nation's largest HMOs, surprised investors when it announced that earnings would fall significantly short of expectations in the fourth quarter due to higher medical costs. Oxford's shares lost nearly half of their value as a result of this news.

   Looking ahead, the manager currently anticipates maintaining the Fund's large exposure to the healthcare sector. Changing demographics, cost containment, and a faster approval process for drugs and medical devices should continue to drive the strength of this industry. The manager also foresees de-emphasizing the technology sector, in an effort to avoid companies with heavy international exposure that may still be experiencing the effects of the Southeast Asian currency crisis.


                                          See page 32 for financial details.  15

PIMCO Mid Cap Growth Fund

December 31, 1997

Objective

Growth of capital.

Portfolio

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued.

Total Net Assets

$571 million

Number of Securities in the Portfolio

99 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Cadence Capital Management

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares                      B Shares                       C Shares                         Lipper
           (INCEP. 8/26/91)              (INCEP. 8/26/91)               (INCEP. 8/26/91)  S&P Mid-       Mid-Cap
                               Adjusted                     Adjusted    Adjusted          Cap Index      Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
1 year             33.6%         26.3%          32.7%          27.7%         31.7%           32.3%        19.6%
3 years            31.3%         28.8%          31.0%          30.4%         31.0%           27.3%        22.5%
5 years            20.7%         19.3%          20.5%          20.3%         20.5%           17.8%        15.2%
Inception          19.9%         18.8%          19.7%          19.7%         19.7%           --            --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY


                 MID CAP         MID CAP        MID CAP         S&P 500
                 GROWTH          GROWTH         GROWTH          MID CAP
CLASS               A               B              C
INCEPTION        8/26/91         8/26/91        8/26/91
=========      ===========     ===========    ===========     ===========
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85
 12/31/85
 03/31/86
 06/30/86
 09/30/86
 12/31/86
 03/31/87
 06/30/87
 09/30/87
 12/31/87
 03/31/88
 06/30/88
 09/30/88
 12/31/88
 03/31/89
 06/30/89
 09/30/89
 12/31/89
 03/31/90
 06/30/90
 09/30/90
 12/31/90
 03/31/91
 06/30/91         9,450.00       10,000.00      10,000.00       10,000.00
 09/30/91         9,402.66        9,949.90       9,949.90        9,967.45
 12/31/91        10,707.41       11,330.60      11,330.60       11,191.96
 03/31/92        10,500.70       11,111.85      11,111.85       11,135.40
 06/30/92        10,164.66       10,756.25      10,756.25       10,789.48
 09/30/92        10,472.61       11,082.13      11,082.13       11,208.93
 12/31/92        11,690.41       12,370.81      12,370.81       12,525.27
 03/31/93        12,229.10       12,940.84      12,940.84       12,936.20
 06/30/93        12,787.52       13,531.76      13,531.76       13,237.63
 09/30/93        13,611.38       14,403.57      14,403.57       13,903.11
 12/31/93        13,534.28       14,321.99      14,321.99       14,273.20
 03/31/94        13,292.60       14,066.24      14,066.24       13,731.08
 06/30/94        12,663.56       13,400.59      13,400.59       13,230.40
 09/30/94        13,279.23       14,052.10      14,052.10       14,126.14
 12/31/94        13,214.27       13,983.36      13,983.36       13,761.63
 03/31/95        14,330.83       15,164.90      15,164.90       14,888.42
 06/30/95        16,053.61       16,987.95      16,987.95       16,186.88
 09/30/95        17,957.59       19,002.74      19,002.74       17,766.75
 12/31/95        18,142.18       19,198.07      19,198.07       18,020.66
 03/31/96        19,188.00       20,304.77      20,304.77       19,130.01
 06/30/96        19,515.12       20,650.92      20,650.92       19,681.07
 09/30/96        20,970.73       22,191.24      22,191.24       20,254.02
 12/31/96        22,379.95       23,682.49      23,682.49       21,481.00
 03/31/97        22,241.99       23,493.88      23,495.46       21,161.90
 06/30/97        25,434.09       26,819.38      26,834.00       24,271.94
 09/30/97        29,681.58       31,247.26      31,248.20       28,175.07
 12/31/97        29,910.13       31,434.75      31,435.69       28,409.42

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 8/26/91). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                                                  1.5%
Commercial banking
--------------------------------------------------------------------------------
Falcon Drilling Co., Inc.                                                   1.5%
Contract drilling: oil/gas
--------------------------------------------------------------------------------
Compuware Corp.                                                             1.4%
Systems software products developer
--------------------------------------------------------------------------------
Borders Group, Inc.                                                         1.4%
Book superstores
--------------------------------------------------------------------------------
Consolidated Stores Corp.                                                   1.3%
Retail, close-out merchandise
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                                                    1.3%
Domestics/home product superstores
--------------------------------------------------------------------------------
Dean Foods Co.                                                              1.3%
Milk & dairy, food items
--------------------------------------------------------------------------------
Union Planters Corp.                                                        1.2%
Commercial banking
--------------------------------------------------------------------------------
Mercantile BanCorp.                                                         1.2%
Commercial banking
--------------------------------------------------------------------------------
Richfood Holdings, Inc.                                                     1.2%
Wholesale food distributors
--------------------------------------------------------------------------------
Top Ten Total                                                              13.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial and Business Services                                            27.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.8%
--------------------------------------------------------------------------------
Energy                                                                     10.7%
--------------------------------------------------------------------------------
Technology                                                                  7.8%
--------------------------------------------------------------------------------
Materials and Processing                                                    7.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 91%
--------------------------------------------------------------------------------
Cash Equivalents                                                              9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------
The Mid Cap Growth Fund posted excellent results for the six-month period ended December 31, 1997, with returns of 17.6% for Class A shares, and 17.2% for Class B and C shares. These results beat the 17.0% return of the Standard & Poor's Mid-Cap Index and the 10.6% average return of funds with the same objective (as measured by the Lipper Mid-Cap Fund Average). The Fund has also provided strong results over the longer term, as all three share classes kept pace with the S&P Mid-Cap Index and outperformed the Lipper Average for the 1-, 3-, 5-year and since inception periods.

  Financial services was the top performing sector and the largest weighting for the Mid Cap Growth Fund during the fourth quarter of 1997. These strong results were aided by the acquisition trend within the banking industry, as two of the Fund's largest holdings enhanced their business strategies by purchasing smaller competitors. The manager believes this activity will continue, as the banking industry as a whole recognizes the need for consolidation in order to serve the widest geographical base of clients at the lowest expense.

  An example of this trend was Cullen/Frost Bankers, Inc., a multi-bank holding company. Cullen/Frost helped boost the Fund's returns, as investors reacted favorably to its plan to acquire Harrisburg Bancshares, Inc., a Houston-based bank holding company. With its customer base expanded through the acquisition, Cullen/Frost's total assets reached $5 billion for the first time in its history. The combination with Harrisburg is also expected to enhance Cullen/Frost's growth and enable it to maintain continuity of service.

  The Fund was also helped by the strong performance of milk and food distributor Dean Foods. The company announced a restructuring plan in 1996 following several quarters of underperformance. Since then, it has consistently beaten analysts' earnings estimates. Dean Foods has reworked its lagging vegetable business, and has been expanding its dairy products area through a series of acquisitions over the past year.

  One factor that hindered the Fund's performance during the fourth quarter was its overweighted position in the energy sector. Falling oil prices at the end of 1997 resulted in declining stock prices for oil and natural gas drilling companies. The sell-off in oil stemmed from concerns about a possible oversupply and decreasing demand in Southeast Asia, and from fear that easing tensions with Iraq and increased OPEC production will lead to a glut.

  Looking ahead, the Fund manager currently believes that mid-cap stocks are generally well-positioned to participate in the ongoing acquisition wave. This trend could be prevalent in 1998, as companies look for ways to boost their earnings in the aftermath of the Southeast Asian currency crisis. And, as always, the manager plans to stay focused on its strategy of investing in growing, profitable companies with stock prices that are still selling at reasonable levels.


                                         See page 34 for financial details.   16

December 31, 1997

PIMCO Target Fund


Objective

Capital appreciation; no consideration given to income.

Portfolio

Primarily common stocks of companies with medium-sized capitalizations.

Total Net Assets

$1,171 million

Number Of Securities In The Portfolio

51 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Columbus Circle Investors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/97

           A Shares            B Shares           C Shares            S&P          Lipper
           (INCEP. 12/17/92)   (INCEP. 5/22/95)   (INCEP.12/17/92)    Mid-Cap      Mid-Cap
                    Adjusted           Adjusted     Adjusted          Index        Fund Avg.
--------------------------------------------------------------------------------------------
1 year     16.4%    10.0%       15.4%    10.4%      14.4%              32.3%        19.6%
3 years    21.2%    19.0%       --       --         20.3%              27.3%        22.5%
5 years    18.4%    17.0%       --       --         17.4%              17.8%        15.2%
Inception  18.5%    17.1%       19.3%    18.5%      17.6%               --           --


                   CHANGE IN VALUE
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   QUARTERLY
                               TARGET FUND CHART


                   TARGET           TARGET           S&P 500
                                                     MID CAP
CLASS                 A                C
INCEPTION         12/17/92         12/17/92          12/31/92
=========        ==========       ==========        ==========
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85
 12/31/85
 03/31/86
 06/30/86
 09/30/86
 12/31/86
 03/31/87
 06/30/87
 09/30/87
 12/31/87
 03/31/88
 06/30/88
 09/30/88
 12/31/88
 03/31/89
 06/30/89
 09/30/89
 12/31/89
 03/31/90
 06/30/90
 09/30/90
 12/31/90
 03/31/91
 06/30/91
 09/30/91
 12/31/91
 03/31/92
 06/30/92
 09/30/92          9,450.00        10,000.00         10,000.00
 12/31/92          9,553.95        10,110.00         10,000.00
 03/31/93         10,092.60        10,660.00         10,328.00
 06/30/93         10,791.90        11,380.00         10,568.64
 09/30/93         12,020.40        12,650.00         11,100.25
 12/31/93         11,991.15        12,589.07         11,395.51
 03/31/94         11,695.43        12,255.92         10,962.48
 06/30/94         11,304.00        11,822.00         10,563.00
 09/30/94         12,525.00        13,074.00         11,278.00
 12/31/94         12,454.29        12,978.17         10,987.00
 03/31/95         13,372.18        13,908.84         11,876.00
 06/30/95         14,512.29        15,064.50         12,923.46
 09/30/95         15,845.65        16,414,47         14,184.79
 12/31/95         16,344.72        16,912.00         14,387.64
 03/31/96         17,208.00        17,759.00         15,273.91
 06/30/96         18,556.00        19,122.00         15,713.80
 09/30/96         18,459.00        18,984.00         16,171.07
 12/31/96         19,060.76        19,563.01         17,151.04
 03/31/97         18,132.50        18,575.08         16,895.49
 06/30/97         20,524.18        20,982.41         19,385.89
 09/30/97         23,672.59        24,157.05         20,500.57
 12/31/97         22,181.22        22,586.84         21,296.00

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class A and C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                            % of Total Investments
--------------------------------------------------------------------------------
Dime Bancorp, Inc.                                                        5.3%
Savings bank
--------------------------------------------------------------------------------
Teleport Communications Group                                             3.3%
Local telecommunication services
--------------------------------------------------------------------------------
Intuit, Inc.                                                              3.3%
Financial software products
--------------------------------------------------------------------------------
Federal-Mogul Corp.                                                       3.2%
Bearings, transmission parts
--------------------------------------------------------------------------------
Weatherford Enterra, Inc.                                                 2.7%
Oil field equipment
--------------------------------------------------------------------------------
Nordstrom, Inc.                                                           2.6%
Department stores:upscale apparel
--------------------------------------------------------------------------------
Sunbeam-Oster, Inc.                                                       2.5%
Consumer products, outdoor, household
--------------------------------------------------------------------------------
Unisys Corp.                                                              2.5%
Business information systems
--------------------------------------------------------------------------------
Fred Meyer, Inc.                                                          2.5%
Regional general merchandise retailer
--------------------------------------------------------------------------------
Charter One Financial, Inc.                                               2.4%
Savings Bank
--------------------------------------------------------------------------------
Top Ten Total                                                            30.3%
--------------------------------------------------------------------------------


Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Financial and Business Services                                           21.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    20.2%
--------------------------------------------------------------------------------
Technology                                                                15.4%
--------------------------------------------------------------------------------
Energy                                                                     8.5%
--------------------------------------------------------------------------------
Communications                                                             7.8%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                92%
--------------------------------------------------------------------------------
Cash Equivalents                                                             8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1997, the results of the Target Fund posted returns of 8.1% for Class A shares, and 7.6% for Class B and C shares. These results trailed the Fund's benchmark, the Standard & Poor's Mid-Cap Index. However, since the Fund's inception it has outperformed the S&P Mid-Cap Index.

     The finance sector was the best performing industry for the Target Fund during the fourth quarter of 1997, with numerous factors adding to its strong results. Most important was the declining interest rate environment, as the yield on the 30-year Treasury bond decreased from 6.4% to 5.9%. These lower rates enabled financial institutions to expand their margins, as the price at which they borrow money declines as interest rates fall. Combined with a very favorable merger and acquisition trend, banks and brokerage firms enjoyed a quarter where they were able to expand their earnings by lowering costs and growing their business.

     An example of this trend was Dime Bancorp, Inc., which boosted the Fund's returns through its acquisition of North American Mortgage Co., a national mortgage banker. The combination with North American substantially enhances Dime's business profile, as its mortgage banking operations will be spread broadly across products and locations, and will be balanced between retail and wholesale business. Dime is also expected to have enhanced financial flexibility, particularly in the areas of funding and capital management.

     Acquisition activity in the retail industry also benefited the Fund. Fred Meyer, Inc., a retail chain offering multiple products, including food, announced plans to buy Quality Food Centers, Inc. and Ralph's Grocery Co. The combination will create one of the largest supermarket companies in the United States, as it will enable Meyer to expand from a 213-store operation in seven states to an 800-store operation in 14 states. This move is the latest in a wave of mergers among U.S. food retailers, as they attempt to cut costs and hold off stiff competition from warehouse outlets and non-food retailers.

     One area that hampered the Fund's returns was its overweighted exposure to the technology sector, which performed poorly as a result of the Southeast Asian currency crisis. The market quickly concluded that 1998 growth in global technology spending would be negatively impacted due to lower sales in Asian countries. The manager believes that the abrupt reversal of Asia's role in this industry is likely to upset the supply and demand dynamics of many sub-sectors of technology going forward.

     Looking ahead, the Fund manager currently anticipates maintaining an exposure to the technology sector that is lower than previous levels. The manager will continue to monitor developments in this industry to identify surprises relative to market expectations.


                                        See page 36 for financial details.   17

December 31, 1997

PIMCO Small Cap Value Fund


Objective

Long-term growth of capital and income.

Portfolio

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups.

Total Net Assets

$236 million

Number Of Securities In The Portfolio

105 (not including short-term instruments)

PIMCO Advisors Institutional Manager

NFJ Investment Group



--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/97

           A Shares            B Shares           C Shares                        Lipper
           (INCEP. 10/1/91)    (INCEP. 10/1/91)   (INCEP. 10/1/91) Russell        Small-Cap
                     Adjusted            Adjusted Adjusted         2000 Index     Fund Avg.
------------------------------------------------------------------------------------------------
1 year     34.5%     27.1%     33.6%     28.6%    32.6%            22.4%          20.6%
3 years    29.2%     26.8%     28.9%     28.3%    28.9%            22.3%          22.8%
5 years    18.8%     17.4%     18.6%     18.4%    18.6%            16.4%          16.5%
Inception  19.1%     18.0%     19.0%     19.0%    19.0%            --              --


                   CHANGE IN VALUE
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY

                SMALL CAP   SMALL CAP    SMALL CAP
                  VALUE       VALUE        VALUE
CLASS               A           B            C
INCEPTION         10/1/91     10/1/91      10/1/91     RUSSELL 2000
=========       =========   =========    =========     ============

12/31/83
03/31/84
06/30/84
09/30/84
12/31/84
03/31/85
06/30/85
09/30/85
12/31/85
03/31/86
06/30/86
09/30/86
12/31/86
03/31/87
06/30/87
09/30/87
12/31/87
03/31/88
06/30/88
09/30/88
12/31/88
03/31/89
06/30/89
09/30/89
12/31/89
03/31/90
06/30/90
09/30/90
12/31/90
03/31/91
06/30/91
09/30/91         9,450.00    10,000.00    10,000.00      10,000.00
12/31/91        10,031.57    10,615.42    10,615.42      10,572.71
03/31/92        10,982.49    11,621.68    11,621.68      11,365.71
06/30/92        10,423.81    11,030.49    11,030.49      10,590.34
09/30/92        10,683.80    11,305.61    11,305.61      10,893.79
12/31/92        11,911.45    12,604.71    12,604.71      12,519.32
03/31/93        12,698.04    13,437.08    13,437.08      13,054.44
06/30/93        12,604.43    13,338.02    13,338.02      13,339.43
09/30/93        13,191.17    13,958.91    13,958.91      14,505.71
12/31/93        13,559.45    14,348.62    14,348.62      14,886.33
03/31/94        13,418.89    14,199.88    14,199.88      14,491.29
06/30/94        12,908.99    13,660.31    13,660.31      13,926.93
09/30/94        13,304.23    14,078.55    14,078.55      14,893.71
12/31/94        13,059.78    13,819.88    13,819.88      14,615.16
03/31/95        13,801.10    14,604.34    14,604.34      15,288.95
06/30/95        14,927.78    15,796.59    15,796.59      16,722.09
09/30/95        16,288.44    17,236.44    17,236.44      18,373.58
12/31/95        16,385.85    17,339.52    17,339.52      18,771.74
03/31/96        17,173.46    18,172.97    18,172.97      19,729.44
06/30/96        18,210.19    19,270.04    19,270.04      20,716.44
09/30/96        18,582.09    19,663.58    19,663.58      20,786.60
12/31/96        20,927.93    22,145.96    22,145.96      21,868.01
03/31/97        20,867.96    22,048.75    22,048.75      20,737.00
06/30/97        23,989.77    25,319.27    25,319.27      24,098.70
09/30/97        27,782.55    29,269.08    29,251.35      27,685.93
12/31/97        28,146.50    29,573.47    29,578.97      26,758.68

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 10/1/91). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                            % of Total Investments
--------------------------------------------------------------------------------
Continental Homes Holding Corp.                                             1.1%
Single-family home builder
--------------------------------------------------------------------------------
Interra Financial, Inc.                                                     1.0%
Brokerage/investment banking services
--------------------------------------------------------------------------------
Fleetwood Enterprises, Inc.                                                 1.0%
Recreational vehicle/housing manufacturer
--------------------------------------------------------------------------------
McGrath Rentcorp                                                            1.0%
Rents/sells modular offices
--------------------------------------------------------------------------------
Rochester Gas & Electric Corp.                                              1.0%
Electric & gas utility
--------------------------------------------------------------------------------
Del Webb Corp.                                                              1.0%
Real estate development
--------------------------------------------------------------------------------
Westinghouse Air Brake Corp.                                                1.0%
Train air brakes manufacturer
--------------------------------------------------------------------------------
Roadway Express, Inc.                                                       1.0%
Less-then truckload freight services
--------------------------------------------------------------------------------
Southwest Securities Group, Inc.                                            1.0%
Securities/brokerage services
--------------------------------------------------------------------------------
Harman International Industries, Inc.                                       1.0%
Audio/video systems components
--------------------------------------------------------------------------------
Top Ten Total                                                              10.1%
--------------------------------------------------------------------------------


Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Financial and Business Services                                            19.6%
--------------------------------------------------------------------------------
Materials and Processing                                                   17.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.0%
--------------------------------------------------------------------------------
Capital Goods                                                               8.5%
--------------------------------------------------------------------------------
Utilities                                                                   8.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 91%
--------------------------------------------------------------------------------
Cash Equivalents                                                              9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Shareholders of the Small Cap Value Fund experienced very strong returns over the six months ended December 31, 1997. Specifically, during the six month period the Fund's Class A, B and C shares returned 17.3%, 16.8% and 16.8%, respectively. These results compare favorably to the 11.0% return of the Fund's benchmark (the Russell 2000 Index) and the 10.6% average return of funds with the same objective (the Lipper Small Cap Fund Average). The Fund's longer-term results are equally impressive, with all three share classes of the Small Cap Value Fund soundly outperforming the Russell 2000 and the Lipper Small-Cap Fund Average for the 1-, 3- and 5-year periods ended December 31, 1997.

     Much of the Fund's success over the previous six months can be traced to the third quarter of 1997. While the majority of the stock market's gains have been contained to large-cap stocks, the third quarter saw a small-cap stock surge. The Fund benefited heavily from this rally, posting a 15% return for the quarter. In particular, the Fund saw strong contributions from the financial services sector, where takeovers in the banking and brokerage industries drove up stock prices. Also benefiting from merger activity was Fund holding Computer Data Systems, Inc. This provider of information technology solutions is the announced takeover target of Affiliated Computer Service, Inc., and as a result saw a significant price gain.

     Unfortunately, the return of small-cap stocks was short-lived. Troubles in the Asian markets frightened U.S. investors enough to cause a flight back to size and liquidity. As a result, the Russell 2000 Index fell 3.4% during the fourth quarter. However, the Fund once again shined, as it generated a positive return during the period -- helped no doubt by the fact that most of the damage in the small-cap market was done to growth, versus more value-oriented, stocks. The Fund's success during the fourth quarter was found primarily in the utilities and building-related sectors, with Continental Homes, Rochester Gas & Electric and Eastern Utilities some of the Fund's biggest winners. An example of a holding that hurt the Fund was Applebee's. Poor performance from Applebee's can be attributed to its announcement that it was breaking away from its biggest franchisee, Apple South, which in turn led to warnings of lower-than-expected profits for the quarter.

     The manager currently continues to anticipate success for the Fund going into 1998, pointing to the relative attractiveness of small-cap stocks compared to over-valued large-caps. In pursuing this success, the Fund will remain committed to its strategy of investing in reasonably priced small-cap stocks, offering investors an opportunity to invest in the growth of the small-cap market while attempting to control the risks.


18                                         See page 37 for financial details.

December 31, 1997

PIMCO Opportunity Fund


Objective

Capital appreciation; no consideration given to income.

Portfolio

Primarily stocks of small-capitalization companies.

Total Net Assets

$762 million

Number of Securities in the Portfolio

43 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Columbus Circle Investors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/97

              A Shares                 C Shares                       Lipper
              (INCEP. 12/17/90)        (INCEP. 2/24/84)  Russell      Cap. App.
                        Adjusted       Adjusted          2000 Index   Fund Avg.
--------------------------------------------------------------------------------
1 year        -4.0%     -9.3%           -5.7%            22.4%        20.3%
5 years       15.1%     13.9%           14.3%            16.4%        15.2%
10 years       --        --             19.3%            15.8%        14.5%
Inception     24.2%     23.2%           17.6%              --           --


                   CHANGE IN VALUE
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   QUARTERLY

                       OPPORTUNITY               RUSSELL 2000
CLASS                       C
INCEPTION                2/24/84                   2/29/84
=========              ============              =============
 12/31/83                10,000.00                 10,000.00
 03/31/84                10,090.00                 10,059.49
 06/30/84                10,279.96                  9,757.09
 09/30/84                11,213.52                 10,293.48
 12/31/84                11,199.44                  9,995.24
 03/31/85                12,752.05                 11,385.91
 06/30/85                13,310.99                 11,789.44
 09/30/85                12,462.23                 11,275.88
 12/31/85                14,542.86                 13,098.82
 03/31/86                16,247.27                 14,953.36
 06/30/86                17,824.81                 15,678.09
 09/30/86                14,610.13                 13,758.34
 12/31/86                15,196.89                 13,843.13
 03/31/87                19,250.20                 17,209.07
 06/30/87                18,858.34                 17,087.21
 09/30/87                20,487.02                 17,802.73
 12/31/87                16,170.12                 12,629.18
 03/31/88                17,980.79                 15,037.92
 06/30/88                19,476.57                 16,029.07
 09/30/88                18,642.08                 15,878.12
 12/31/88                18,437.40                 15,773.09
 03/31/89                20,011.90                 16,988.22
 06/30/89                22,137.48                 18,069.81
 09/30/89                24,845.61                 19,289.84
 12/31/89                24,089.32                 18,335.18
 03/31/90                23,503.94                 17,929.70
 06/30/90                25,632.60                 18,621.26
 09/30/90                21,162.42                 14,052.02
 12/31/90                22,320.32                 14,758.38
 03/31/91                28,718.44                 19,147.21
 06/30/91                27,914.10                 18,850.40
 09/30/91                32,667.00                 20,387.29
 12/31/91                37,516.87                 21,554.89
 03/31/92                40,314.54                 23,193.22
 06/30/92                37,476.62                 21,590.63
 09/30/92                39,449.08                 22,209.03
 12/31/92                48,194.60                 25,524.17
 03/31/93                51,898.74                 26,614.08
 06/30/93                57,353.20                 27,195.06
 09/30/93                66,694.97                 29,572.75
 12/31/93                65,621.66                 30,347.55
 03/31/94                61,282.12                 29,542.00
 06/30/94                52,978.00                 28,393.00
 09/30/94                61,767.00                 30,364.00
 12/31/94                62,515.22                 29,797.00
 03/31/95                66,996.85                 31,170.00
 06/30/95                76,733.55                 34,090.63
 09/30/95                85,628.55                 37,359.92
 12/31/95                88,479.00                 38,170.63
 03/31/96                91,692.00                 40,128.78
 06/30/96               101,529.00                 42,135.22
 09/30/96               100,591.00                 42,278.48
 12/31/96                98,689.83                 44,476.96
 03/31/97                78,418.94                 42,177.50
 06/30/97                91,130.65                 49,014.48
 09/30/97               105,173.88                 56,312.73
 12/31/97                93,993.90                 54,426.26

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                            % of Total Investments
--------------------------------------------------------------------------------
Computer Horizons Corp.                                                     5.6%
Data processing services
--------------------------------------------------------------------------------
Golden State Bancorp., Inc.                                                 4.7%
Savings bank
--------------------------------------------------------------------------------
Airborne Freight Corp.                                                      4.7%
International air express/freight
--------------------------------------------------------------------------------
Veritas DGC, Inc.                                                           4.0%
Seismic data services
--------------------------------------------------------------------------------
Network Appliance, Inc.                                                     3.4%
Network data storage devices
--------------------------------------------------------------------------------
Wind River Systems                                                          3.2%
Software operating systems developer
--------------------------------------------------------------------------------
Winstar Communications, Inc.                                                3.1%
Telecommunication and information services
--------------------------------------------------------------------------------
Linens'n Things, Inc.                                                       2.9%
Retail home accessories
--------------------------------------------------------------------------------
Lernout & Haupsie Speech Products                                           2.9%
Advanced speech technology
--------------------------------------------------------------------------------
Manugistics Group, Inc.                                                     2.8%
Management software/services
--------------------------------------------------------------------------------
Top Ten Total                                                              37.3%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 32.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      9.3%
--------------------------------------------------------------------------------
Capital Goods                                                               8.2%
--------------------------------------------------------------------------------
Health Care                                                                 7.0%
--------------------------------------------------------------------------------
Energy                                                                      6.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 89%
--------------------------------------------------------------------------------
Cash Equivalents                                                             11%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1997, the Opportunity Fund returned 3.5% for Class A shares and 3.1% for Class C shares. These results trailed the Fund's benchmark, the Russell 2000 Index (an unmanaged index of small-cap stocks). The Fund's recent underperformance can be attributed to several factors, including poor results from some companies the manager believed fit its selection criteria. In those cases the penalty for being wrong was swift and significant. However, over the long term the Fund has posted outstanding results--outperforming the Russell 2000 Index for the 10-year and since inception periods ended December 31, 1997.

     Through much of 1997, large-cap stocks outperformed small-caps. This was particularly evident in the fourth quarter, as investors fled small-cap stocks due to concern that these companies would be unable to sustain their growth in the midst of the Southeast Asian currency crisis.

     As a result, the Fund's manager focused on companies with domestically-based earnings, avoiding areas that could suffer from the market turmoil caused by the crisis in Southeast Asia. In order to accomplish this, the manager decreased the Fund's holdings in sectors that are weighted towards multinational corporations. Despite recent weakness in some areas of the technology sector, the Fund's manager was able to identify several stocks that posted strong results in recent months. One winner for the Fund was Computer Horizons, an information technology services firm. Computer Horizons opened an additional Millennium Refurbishment Center to meet growing demand for solutions to the Year 2000 computing problem. This newest facility is also part of the company's international expansion, as it positions itself to win outsourcing contracts globally.

     Another technology success story was Network Appliance, Inc., a designer and manufacturer of network data storage devices. The company reached two major milestones with its NetCache Web caching product, which improves Internet access times by creating read-only copies of Web pages that reside closer to users. Network Appliance announced that there are now more than 2.5 million users depending on NetCache-based Web sites, the largest number for any commercial Web caching product.

     Looking ahead, the manager currently intends to continue to seek fundamentally sound, positively surprising companies. Along with this focus, the manager will continue to monitor domestic and international economic developments closely to determine whether anxiety over Asia is warranted. The manager believes that companies with connections in that region may be susceptible to earnings disappointments, and is attempting to position the portfolio to best avoid this negative trend.


                                         See page 39 for financial details.  19

December 31, 1997

PIMCO International Developed Fund


Objective

Long-term growth of capital.

Portfolio

Primarily international equity securities (developed markets).

Total Net Assets

$95 million

Number of Securities in the Portfolio

150 (not including short-term instruments)

Pimco Advisors Institutional Manager

Blairlogie Capital Management


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/97

           A Shares           B Shares             C Shares         MSCI    Lipper
           (INCEP. 6/8/93)    (INCEP. 6/8/93)      (INCEP. 6/8/93)  EAFE    International
                     Adjusted            Adjusted  Adjusted         Index   Fund Avg.
-------------------------------------------------------------------------------------------
1 year     1.5%      -4.1%     0.9%     -4.1%     -0.1%             2.1%    5.5%
3 years    8.0%       5.9%     7.8%      6.9%      7.7%             6.6%    8.6%
Inception  8.1%       6.8%     8.0%      7.6%      8.0%              --      --


                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   QUARTERLY


                 INTERNATIONAL     INTERNATIONAL     INTERNATIONAL       EAFE
                   DEVELOPED         DEVELOPED         DEVELOPED
CLASS                  A                 B                 C
INCEPTION            6/8/93            6/8/93            6/8/93
=========        =============     =============     =============    ==========
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85
 12/31/85
 03/31/86
 06/30/86
 09/30/86
 12/31/86
 03/31/87
 06/30/87
 09/30/87
 12/31/87
 03/31/88
 06/30/88
 09/30/88
 12/31/88
 03/31/89
 06/30/89
 09/30/89
 12/31/89
 03/31/90
 06/30/90
 09/30/90
 12/31/90
 03/31/91
 06/30/91
 09/30/91
 12/31/91
 03/31/92
 06/30/92
 09/30/92
 12/31/92
 03/31/93
 06/30/93             9,450.00         10,000.00         10,000.00     10,000.00
 09/30/93            10,251.34         10,847.98         10,847.98     10,670.29
 12/31/93            10,356.11         10,958.85         10,958.85     10,769.51
 03/31/94            10,799.95         11,428.51         11,428.51     11,153.00
 06/30/94            11,381.86         12,044.30         12,044.30     11,730.43
 09/30/94            11,362.13         12,023.42         12,023.42     11,749.56
 12/31/94            11,086.01         11,731.23         11,731.23     11,637.74
 03/31/95            11,456.23         12,122.99         12,122.99     11,863.61
 06/30/95            11,559.07         12,231.82         12,231.82     11,959.18
 09/30/95            12,505.18         13,233.00         13,233.00     12,467.29
 12/31/95            12,985.22         13,740.97         13,740.97     12,982.09
 03/31/96            13,389.30         14,168.57         14,168.57     13,366.97
 06/30/96            13,695.09         14,492.16         14,492.16     13,588.33
 09/30/96            13,520.35         14,307.25         14,307.25     13,581.61
 12/31/96            13,741.90         14,541.70         14,541.70     13,807.96
 03/31/97            13,547.86         14,323.47         14,323.47     13,601.54
 06/30/97            15,029.83         15,879.64         15,879.64     15,377.17
 09/30/97            14,742.76         15,550.93         15,550.93     15,277.60
 12/31/97            13,949.60         14,473.86         14,670.75     14,091.96

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/8/93). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                     % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Finland/Nokia                                                               2.6%
--------------------------------------------------------------------------------
Belgium/Webs-Belgium                                                        2.1%
--------------------------------------------------------------------------------
Netherlands/Royal Dutch Petroleum                                           2.0%
--------------------------------------------------------------------------------
Switzerland/Novartis                                                        2.0%
--------------------------------------------------------------------------------
Germany/Mannesmann                                                          1.6%
--------------------------------------------------------------------------------
Switzerland/Roche Holding                                                   1.5%
--------------------------------------------------------------------------------
Germany/Veba                                                                1.4%
--------------------------------------------------------------------------------
Italy/ENI                                                                   1.4%
--------------------------------------------------------------------------------
France/Societe Generale                                                     1.3%
--------------------------------------------------------------------------------
Japan/NEC                                                                   1.3%
--------------------------------------------------------------------------------


Top 5 Countries                                          % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      14.7%
--------------------------------------------------------------------------------
France                                                                     13.1%
--------------------------------------------------------------------------------
United Kingdom                                                             10.7%
--------------------------------------------------------------------------------
Germany                                                                    10.2%
--------------------------------------------------------------------------------
Italy                                                                       8.8%
--------------------------------------------------------------------------------


Regional Breakdown
--------------------------------------------------------------------------------
Stocks: Europe                                                             74.7%
--------------------------------------------------------------------------------
        Japan                                                              14.7%
--------------------------------------------------------------------------------
        Pacific/Far East                                                    0.7%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 90%
--------------------------------------------------------------------------------
Cash Equivalents                                                             10%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1997, the International Developed Fund posted a negative 7.2% for Class A shares, and a negative 7.6% for Class B and C shares. However, these returns outperformed the 8.5% decline in the return of the MSCI EAFE Index, the Fund's benchmark.
     International markets in 1997, and more notably the fourth quarter, produced mixed returns. Most European stock markets had relatively strong results, several of which outperformed the Dow Jones Industrial Average. On the other hand, Asian markets, harmed by the growing currency crisis, declined severely. The Fund benefited from being underweighted in many of those falling markets, including Japan, while emphasizing some countries that performed particularly well, such as Switzerland.
     Among the Fund's recent winning holdings was Lloyds TSB Group PLC, a U.K.- based banking and financial services holding company. Its stock price rose on news that Bank of New York Corp. and Beneficial Corp. will acquire one of Lloyd's business lines, as both companies are seeking to expand internationally. The Fund's manager believes Lloyds is positioned to be the dominant retail financial services company in the United Kingdom, as it has a group of strong businesses and a management strategy focused on maximizing shareholder value.
     Another success was Societe Generale, a banking and financial services company headquartered in Paris with more than 2,000 branch offices worldwide. This company was one of the top performers for the Fund during the latter half of 1997. Management continued to make great progress in improving the company's financial strength, as evidenced by its higher-than-expected commission growth from both capital markets and the retail network. The Fund's manager felt that this concerted effort should greatly build on Societe Generale's position as one of France's strongest and most diversified financial institutions.
     As a whole, the weakness in Asia has taken the luster off of international stock prices. As a result, these markets have become more fairly valued compared to the United States. Therefore, the Fund's manager currently believes that exposure to international stocks continues to make sense for investors looking to diversify their portfolios.
     Looking ahead, the Fund's manager presently intends to remain overweighted in European stocks. The European Monetary Union is moving steadily towards becoming a reality, and the manager expects more political, economic, and financial convergence in Europe. This could lead to strong long-term stock market performance as this process unfolds. One exception to this strategy is the United Kingdom, where the manager currently plans to remain underweighted due to the potential for a slowdown in the economy.

                                         See page 40 for financial details.
20

PIMCO International Fund

December 31, 1997

Objective

Capital appreciation; income is incidental.

Portfolio

Primarily stocks of foreign (non-U.S.) companies.

Total Net Assets

$154 million

Number of Securities in the Portfolio

201 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Blairlogie Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares                  B Shares                   C Shares           MSCI           Lipper
           (INCEP. 2/1/91)           (INCEP. 5/22/95)           (INCEP. 8/25/86)   World          International
                          Adjusted                  Adjusted    Adjusted           ex-USA Index   Fund Avg.
---------------------------------------------------------------------------------------------------------------
1 year     2.6%           -3.0%        1.9%          -3.2%      0.9%                2.6%           5.5%
5 years    7.7%            6.5%         --            --        6.9%               11.9%          12.1%
10 years    --              --          --            --        6.6%                6.7%           9.4%
Inception  7.2%            6.4%        4.9%           3.8%      6.3%                 --             --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY
                           INTERNATIONAL FUND CHART

                        INTERNATIONAL              MSCI WORLD
                                                     EX-USA
CLASS                         C
INCEPTION                  8/25/86                   8/31/86
=========               =============              ==========
12/31/83
03/31/84
06/30/84
09/30/84
12/31/84
03/31/85
06/30/85
09/30/85
12/31/85
03/31/86
06/30/86                  10,000.00                 10,000.00
09/30/86                   9,700.00                  9,914.00
12/31/86                   9,920.00                 10,312.85
03/31/87                  11,890.00                 12,784.80
06/30/87                  12,100.00                 13,649.14
09/30/87                  12,870.00                 14,464.95
12/31/87                  10,507.27                 12,846.65
03/31/88                  11,067.80                 14,766.33
06/30/88                  11,408.52                 14,174.92
09/30/88                  11,067.80                 14,236.43
12/31/88                  11,617.35                 16,419.43
03/31/89                  12,100.95                 16,513.73
06/30/89                  12,826.34                 15,575.95
09/30/89                  14,650.83                 17,485.03
12/31/89                  14,929.18                 18,293.96
03/31/90                  13,507.36                 14,773.54
06/30/90                  14,856.89                 16,110.63
09/30/90                  12,097.56                 12,811.39
12/31/90                  12,615.04                 14,122.78
03/31/91                  13,556.06                 15,171.07
06/30/91                  13,160.56                 14,417.46
09/30/91                  14,306.14                 15,601.95
12/31/91                  15,127.54                 15,879.68
03/31/92                  14,114.41                 14,055.66
06/30/92                  14,003.38                 14,346.10
09/30/92                  13,767.45                 14,510.83
12/31/92                  14,243.58                 13,983.78
03/31/93                  15,588.73                 15,649.99
06/30/93                  16,336.03                 17,216.17
09/30/93                  17,815.69                 18,289.25
12/31/93                  19,010.96                 18,544.94
03/31/94                  18,203.60                 19,147.21
06/30/94                  18,432.00                 20,058.84
09/30/94                  19,133.00                 20,191.60
12/31/94                  17,455.78                 19,962.18
03/31/95                  16,957.93                 20,358.74
06/30/95                  17,424.67                 20,574.60
09/30/95                  18,280.34                 21,426.35
12/31/95                  18,467.00                 22,309.85
03/31/96                  19,323.00                 22,999.64
06/30/96                  19,914.00                 23,394.24
09/30/96                  19,401.00                 23,431.63
12/31/96                  19,530.99                 23,918.09
03/31/97                  19,739.97                 23,566.57
06/30/97                  21,763.32                 26,642.90
09/30/97                  21,441.22                 26,564.76
12/31/97                  19,891.02                 24,534.96

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                       % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Finland/Nokia                                                               3.6%
--------------------------------------------------------------------------------
Switzerland/Novartis                                                        2.3%
--------------------------------------------------------------------------------
Netherlands/Royal Dutch Petroleum                                           1.8%
--------------------------------------------------------------------------------
Portugal/Portugal Telecom                                                   1.7%
--------------------------------------------------------------------------------
Switzerland/Roche Holding                                                   1.7%
--------------------------------------------------------------------------------
Mexico/Telefonos de Mexico                                                  1.7%
--------------------------------------------------------------------------------
Italy/ENI                                                                   1.5%
--------------------------------------------------------------------------------
Ireland/Allied Irish Banks                                                  1.4%
--------------------------------------------------------------------------------
Switzerland/UBS                                                             1.3%
--------------------------------------------------------------------------------
Chile/Compania de
Telecomunicaciones de Chile                                                 1.3%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
France                                                                     11.2%
--------------------------------------------------------------------------------
Italy                                                                       9.9%
--------------------------------------------------------------------------------
Switzerland                                                                 9.4%
--------------------------------------------------------------------------------
Japan                                                                       9.4%
--------------------------------------------------------------------------------
Finland                                                                     8.2%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stocks: Europe                                                             66.9%
--------------------------------------------------------------------------------
        Latin America                                                      12.5%
--------------------------------------------------------------------------------
        Japan                                                               9.4%
--------------------------------------------------------------------------------
        Middle East                                                         7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 97%
--------------------------------------------------------------------------------
Cash Equivalents                                                              3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1997, the International Fund returned a negative 8.2% for Class A shares, and a negative 8.6% for Class B and C shares. These returns outperformed the negative 9.8% return of the Fund's benchmark, the MSCI World ex-USA Index.

   The Fund's overweighted position in Italy aided its performance in 1997, as the Milan market was up 34% for the year. Italy's market rallied, as interest rates plunged during the year on hopes that the country's budget-cutting efforts would earn it a place in the European Monetary Union. As a result of this drop in yields, Italy's investors reallocated a large portion of their massive savings accounts from government securities to stocks, further driving the equity market higher.

   As for emerging markets, this past year, and especially the fourth quarter, was historically poor for these countries. The economic unplugging in Southeast Asia, led by the collapse of the Korean won and the Thai baht, dragged down the entire Asian emerging market category, as foreign debt became increasingly hard to service from local resources. Most Asian markets suffered a combination of falling currencies and collapsing stock markets.

   Not surprisingly, the best performers for the Fund were located outside of Asia. One success story was Portugal Telecom SA, the principal telecommunications provider in Portugal. The company entered an agreement with Telefonica de Espana SA, a Spanish telecommunications firm, to provide preferential services and prices to each other's major customers. This plan is part of a wider alliance formed by the two companies last year, and is expected to lower the cost of phone calls between Spain and Portugal.

   Another winner for the Fund was Mannesman, a machinery and telecommunications manufacturer. The company announced that it will acquire a 65 percent stake in Philips Car Systems. This combination creates one of the largest global suppliers of integrated information, navigation and traffic telematics systems, and will give Mannesman greater access to the U.S. market. The company is poised to widen its telecommunications business next year when Deutsche Telekom loses its monopoly over voice telephone services, opening the German market to competitors.

   Looking ahead, although emerging markets have been the hardest hit in recent months, the manager currently believes that as a group they offer the most exciting prospects for 1998. Outside of Asia, the manager at present anticipates good returns in Europe's emerging markets, such as Turkey and Hungary. As for developed markets, the Fund's manager currently plans to remain overweighted in European stocks. One exception to this strategy is the United Kingdom, which the manager plans to de-emphasize due to the potential for a slowdown in the economy.

                                         See page 42 for financial details.   21

PIMCO Emerging Markets Fund

December 31, 1997

Objective

Long-term growth of capital.

Portfolio

Primarily common stocks of companies located in emerging market countries.

Total Net Assets

$40 million

Number of Securities in the Portfolio

153 (not including short-term instruments)

Pimco Advisors Institutional Manager

Blairlogie Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares                 B Shares                   C Shares          MSCI      Lipper
           (INCEP. 6/1/93)          (INCEP. 6/1/93)            (INCEP. 6/1/93)   EMF       Emg. Mkts
                          Adjusted                 Adjusted    Adjusted          Index     Fund Avg.
----------------------------------------------------------------------------------------------------
1 year     -2.3%          -7.7%     -3.0%          -7.9%       -4.0%             -11.6%    -2.4%
3 years    -3.6%           5.4%     -3.8%          -4.8%       -3.8%              -3.9%     0.7%
Inception   5.8%           4.5%      5.6%           5.2%        5.6%               --         --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   QUARTERLY


                        EMERGING        EMERGING       EMERGING        MSCI
                        MARKETS         MARKETS        MARKETS     EMERGING MKTS
CLASS                      A               B              C
INCEPTION                6/1/93          6/1/93         6/1/93
=========               ========        ========       ========    =============
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85
 12/31/85
 03/31/86
 06/30/86
 09/30/86
 12/31/86
 03/31/87
 06/30/87
 09/30/87
 12/31/87
 03/31/88
 06/30/88
 09/30/88
 12/31/88
 03/31/89
 06/30/89
 09/30/89
 12/31/89
 03/31/90
 06/30/90
 09/30/90
 12/31/90
 03/31/91
 06/30/91
 09/30/91
 12/31/91
 03/31/92
 06/30/92
 09/30/92
 12/31/92
 03/31/93               9,450.00       10,000.00      10,000.00        10,000.00
 06/30/93               9,591.75       10,150.00      10,150.00        10,296.33
 09/30/93              11,065.95       11,710.00      11,710.00        11,880.00
 12/31/93              14,785.92       15,646.48      15,646.48        15,753.27
 03/31/94              14,120.51       14,942.34      14,942.34        14,328.99
 06/30/94              13,660.59       14,455.65      14,455.65        14,122.73
 09/30/94              16,596.25       17,562.16      17,562.16        17,054.29
 12/31/94              13,635.77       14,429.39      14,429.39        14,600.91
 03/31/95              11,057.15       11,700.68      11,700.68        12,793.40
 06/30/95              12,233.00       12,944.97      12,944.97        14,121.02
 09/30/95              12,140.17       12,846.74      12,846.74        14,030.46
 12/31/95              11,926.42       12,620.55      12,620.55        13,842.76
 03/31/96              12,717.35       13,457.52      13,457.52        14,704.89
 06/30/96              13,175.26       13,942.08      13,942.08        15,318.79
 09/30/96              12,613.28       13,347.39      13,347.39        14,765.43
 12/31/96              12,501.72       13,229.33      13,229.33        14,675.11
 03/31/97              13,580.10       14,348.40      14,348.40        15,917.06
 06/30/97              14,585.25       15,378.85      15,378.85        17,280.32
 09/30/97              13,549.70       14,260.80      14,260.80        15,730.57
 12/31/97              12,210.99       12,831.87      12,631.87        12,974.98


*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/1/93). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                      % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Mexico/Telefonos de Mexico                                                  3.3%
--------------------------------------------------------------------------------
Portugal/Portugal Telecom                                                   2.4%
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt.                                               2.3%
--------------------------------------------------------------------------------
Chile/Compania de                                                           2.1%
Telecomunicaciones de Chile
--------------------------------------------------------------------------------
Brazil/Telecomunicaciones Brasileiras                                       2.1%
--------------------------------------------------------------------------------
Brazil/Centrais Electricas Brasileiras                                      2.0%
--------------------------------------------------------------------------------
Venezuela/Compania Anonima                                                  2.0%
Nacional Telefonos de Venezuela
--------------------------------------------------------------------------------
Argentina/YPF Sociedad Anonima                                              1.9%
--------------------------------------------------------------------------------
Argentina/Telefonica de Argentina                                           1.9%
--------------------------------------------------------------------------------
Hungary/MOL Magyar Olaj-es Gazipare                                         1.5%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Mexico                                                                     13.2%
--------------------------------------------------------------------------------
Portugal                                                                    9.4%
--------------------------------------------------------------------------------
Brazil                                                                      9.3%
--------------------------------------------------------------------------------
Israel                                                                      8.6%
--------------------------------------------------------------------------------
Chile                                                                       8.5%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stocks: Latin America                                                      45.2%
--------------------------------------------------------------------------------
        Europe                                                             30.4%
--------------------------------------------------------------------------------
        Mid-East/Africa                                                    13.0%
--------------------------------------------------------------------------------
        Pacific/Far East                                                    7.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 96%
--------------------------------------------------------------------------------
Cash Equivalents                                                              4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1997, the Emerging Markets Fund returned a negative 16.3% for Class A shares, and a negative 16.6% for Class B and C shares. These results outperformed the negative 19.1% average return of funds with the same objective (as measured by the Lipper Emerging Markets Fund Average), and widely outpaced the negative 25.6% return of the MSCI Emerging Markets Free Index, the Fund's benchmark.

  This past year, and especially the fourth quarter, was historically poor for emerging market countries. The economic unplugging in Southeast Asia, led by the collapse of the Korean won and the Thai baht, dragged down the entire Asian emerging market category, as foreign debt became increasingly hard to service from local resources. Most Asian markets suffered a combination of falling currencies and collapsing stock markets. The Fund had no weighting in Korea for the entire fourth quarter, which helped it outperform much of the competition.

  While Asian markets and economies still look generally weak, the manager believes there are several reasons why there should still be investment opportunities in the region going forward. First, collapsed currencies make Asian goods highly competitive in world markets. Second, there has been a rise in consumer expectations stemming from higher educational levels and real income growth in the region over the past 15 years. Finally, at the most basic economic level, there is always demand for food, building materials, transportation, and other everyday needs. Companies in these sectors have their earnings tied to this economic environment.

  Not surprisingly, the Fund's best performers over the last six months were located outside of Asia. One winner was Matav, the largest telecommunications service provider in Hungary, which posted solid returns and was a top holding of the Fund during the fourth quarter. Matav is currently unrolling an operational nationwide support system for integrated billing and call collection that is expected to lower administrative costs and enhance productivity. The company also announced plans to increase call rates beginning this year.

  Looking ahead, although emerging markets have been the hardest hit in recent months, the manager currently believes that as a group they offer the most exciting prospects for 1998. However, these stocks will continue to be closely tied to the mood swings of investors in the coming year. Beyond Asia, the continuing restructuring, capital investment, and convergence into the European Union over the next ten years should continue to provide good returns in Europe's emerging markets in 1998. The Fund manager continues to believe that exposure to emerging market stocks makes sense for aggressive investors looking to diversify their portfolios.


                                         See page 44 for financial details.   22

PIMCO Innovation Fund

December 31, 1997

Objective

Capital appreciation; no consideration given to income.

Portfolio

Primarily technology-related stocks of companies of all sizes.

Total Net Assets

$285 million

Number of Securities in the Portfolio

42 (not including short-term instruments)

PIMCO Advisors Institutional Manager

Columbus Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares                     B Shares                    C Shares                        Lipper
           (INCEP. 12/22/94)            (INCEP. 5/22/95)            (INCEP. 12/22/94)   S&P 500     Sc. & Tech.
                            Adjusted                    Adjusted    Adjusted            Index       Fund Avg.
------------------------------------------------------------------------------------------------------------
1 year      9.0%               3.0%      8.2%            3.2%        7.1%                33.4%       9.6%
3 years    25.1%              22.8%      --              --         24.2%                31.2%      20.5%
Inception  24.8%              22.5%     20.3%           19.4%       23.8%                --         --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   QUARTERLY


                  INNOVATION           INNOVATION         S&P 500

CLASS                 A                    C
INCEPTION          12/22/94             12/22/94          12/31/94
=========         ==========           ==========         ========
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85
 12/31/85
 03/31/86
 06/30/86
 09/30/86
 12/31/86
 03/31/87
 06/30/87
 09/30/87
 12/31/87
 03/31/88
 06/30/88
 09/30/88
 12/31/88
 03/31/89
 06/30/89
 09/30/89
 12/31/89
 03/31/90
 06/30/90
 09/30/90
 12/31/90
 03/31/91
 06/30/91
 09/30/91
 12/31/91
 03/31/92
 06/30/92
 09/30/92
 12/31/92
 03/31/93
 06/30/93
 09/30/93
 12/31/93
 03/31/94
 06/30/94
 09/30/94           9,450.00            10,000.00        10,000.00
 12/31/94           9,431.10             9,980.00        10,000.00
 03/31/95          10,253.25            10,830.00        10,974.00
 06/30/95          12,162.15            12,820.00        12,022.02
 09/30/95          13,929.30            14,650.00        12,977.77
 12/31/95          13,706.28            14,394.00        13,759.03
 03/31/96          14,064.00            14,752.00        14,497.89
 06/30/96          16,144.00            16,892.00        15,148.84
 09/30/96          16,695.00            17,445.00        15,616.94
 12/31/96          16,940.42            17,664.81        17,119.93
 03/31/97          14,811.01            15,410.78        17,578.74
 06/30/97          17,096.34            17,747.05        20,647.99
 09/30/97          20,578.87            21,330.18        22,194.53
 12/31/97          18,469.54            19,094.78        22,831.51

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class A and C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                            % of Total Investments
--------------------------------------------------------------------------------
America Online, Inc.                                                       6.2%
Online services provider
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        5.8%
Computer network products
--------------------------------------------------------------------------------
Saville Systems                                                            3.9%
Telecommunication industry billing systems
--------------------------------------------------------------------------------
AT&T Corp.                                                                 3.8%
Telecommunication services
--------------------------------------------------------------------------------
Yahoo, Inc.                                                                3.6%
Internet navigational service
--------------------------------------------------------------------------------
Microsoft Corp.                                                            3.4%
Software for microcomputers
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                  3.1%
Telecommunication systems
--------------------------------------------------------------------------------
Motorola, Inc.                                                             3.0%
Semiconductors: communication equipment
--------------------------------------------------------------------------------
Sofamor Danek Group, Inc.                                                  2.9%
Spinal implant devices
--------------------------------------------------------------------------------
Intel Corp.                                                                2.9%
Semiconductor memory circuits
--------------------------------------------------------------------------------
Top Ten Total                                                             38.6%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                71.6%
--------------------------------------------------------------------------------
Communications                                                            10.3%
--------------------------------------------------------------------------------
Health Care                                                                9.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     1.2%
--------------------------------------------------------------------------------
Materials and Processing                                                   1.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                95%
--------------------------------------------------------------------------------
Cash Equivalents                                                             5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

     For the six months ended December 31, 1997, the Innovation Fund posted returns of 0.93%, 0.53%, and 0.47% for its Class A, B, and C shares, respectively.

     Following an outstanding third quarter, events shifted in the technology sector, where the Fund has its greatest exposure. The financial turmoil in Southeast Asia placed a black cloud over many multinational corporations, as investors feared the slowing in these countries' economies would negatively impact the earnings of companies that rely heavily on sales from those areas. As a result, the Fund shifted its focus to companies whose earnings are more dependent on U.S. operations than on overseas business. By concentrating on domestically-driven companies, the Fund was able to outperform its benchmark, the S&P 500 Index, by three percentage points during the fourth quarter.

     One example of a domestically-oriented holding that helped the Fund's returns was Internet access provider America Online. Addressing its earlier capacity problems, AOL dramatically built out its network by upgrading its technological capability to support subscribers. In addition, it added 5,000 new customer service representatives, helping the company win back subscribers and add to its already astounding growth. Unlike other technology companies, AOL's subscriber base and business operations are located almost entirely in the United States, making it a technology "safe haven" for investors that have been trying to avoid exposure to Southeast Asia. The manager believes the long-term outlook for the company is strong as well, as its upcoming merger with CompuServe is expected to result in continued growth.

     Another winner for the Fund was AT&T Corp., which outperformed all other stocks in the Dow Jones Industrial Average during the latter half of 1997. This success was attributed to the company's new Chief Executive Officer, Michael Armstrong, who is moving swiftly to reverse AT&T's profit decline. His priorities include cutting administrative costs, and boosting investment in fast-growing areas, such as wireless and data services and Internet access.

     Looking ahead, the Fund manager currently anticiates further diversifying the Fund's holdings and seeking a wider range of investment opportunities, in response to the Asian crisis. The manager has adopted a broad definition of technology, which includes companies in other industries that use technology in innovative ways to advance their business. As such, the manager presently plans to continue to seek non-traditional technology securities that positively surprise the market relative to expectations.


                                         See page 46 for financial details.   23

PIMCO Precious Metals Fund

December 31, 1997

Objective

Capital appreciation; no consideration given to income.

Portfolio

Primarily stocks of companies that extract, process, distribute or market precious metals.

Total Net Assets

$21 million

Number of Securities in the Portfolio

67 (not including short-term instruments)

Manager

Van Eck Associates (an independent sub-advisor not owned by PIMCO Advisors L.P.)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares                 B Shares                    C Shares           Phil. Gold     Lipper
           (INCEP. 2/1/91)          (INCEP. 6/15/95)            (INCEP. 10/10/88)  & Silver       Gold Oriented
                          Adjusted                  Adjusted    Adjusted           Index          Fund Avg.
-----------------------------------------------------------------------------------------------------------------
1 year     -47.6%         -50.5%    -48.0%          -50.6%      -48.6%             -36.5%         -42.0%
3 years    -21.0%         -22.4%      --               --       -21.5%             -12.1%         -14.5%
5 years     -3.0%          -4.1%      --               --        -3.7%               0.8%           0.3%
Inception   -2.7%          -3.5%    -24.7%          -25.6%       -6.0%                --             --

                   CHANGE IN VALUE
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   QUARTERLY
                          PRECIOUS METALS FUND CHART


                      METALS                   XAU

CLASS                   C           PHIL. GOLD & SILVER INDEX
INCEPTION            10/10/88                9/30/88
=========            ========       =========================
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85
 12/31/85
 03/31/86
 06/30/86
 09/30/86
 12/31/86
 03/31/87
 06/30/87
 09/30/87
 12/31/87
 03/31/88
 06/30/88
 09/30/88           10,000.00                       10,000.00
 12/31/88            9,460.93                        9,504.10
 03/31/89            9,731.24                       10,337.52
 06/30/89            9,130.55                       10,097.22
 09/30/89            9,871.41                       11,338.07
 12/31/89           10,992.70                       13,099.95
 03/31/90            9,951.50                       12,311.31
 06/30/90            8,629.97                       11,081.38
 09/30/90            9,410.87                       11,833.97
 12/31/90            8,239.52                       10,599.67
 03/31/91            7,738.94                        9,206.99
 06/30/91            8,189.46                        9,848.17
 09/30/91            7,468.63                        8,610.60
 12/31/91            7,799.01                        8,824.69
 03/31/92            7,298.43                        7,868.92
 06/30/92            7,588.77                        8,576.73
 09/30/92            7,448.61                        8,787.55
 12/31/92            6,837.90                        7,788.09
 03/31/93            8,279.57                        9,483.34
 06/30/93           11,263.01                       12,718.73
 09/30/93           10,121.69                       11,371.93
 12/31/93           12,954.97                       14,408.23
 03/31/94           12,454.39                       14,604.19
 06/30/94           11,774.00                       12,589.00
 09/30/94           13,766.00                       14,443.00
 12/31/94           11,703.52                       11,942.00
 03/31/95           11,343.11                       13,323.00
 06/30/95           11,202.94                       13,124.49
 09/30/95           11,913.76                       13,557.60
 12/31/95           11,213.00                       13,150.87
 03/31/96           13,466.00                       15,570.63
 06/30/96           12,294.00                       13,515.30
 09/30/96           11,633.00                       12,582.75
 12/31/96           10,931.53                       12,752.62
 03/31/97           10,208.96                       11,372.78
 06/30/97            8,571.44                       10,442.49
 09/30/97            8,540.58                       11,956.65
 12/31/97            5,653.01                        8,106.61

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
Newmont Mining Corp.                                                        5.8%
--------------------------------------------------------------------------------
Getchell Gold Corp.                                                         5.2%
--------------------------------------------------------------------------------
Barrick Gold Corp.                                                          4.7%
--------------------------------------------------------------------------------
Homestake Mining Co.                                                        4.6%
--------------------------------------------------------------------------------
Meridian Gold, Inc.                                                         3.9%
--------------------------------------------------------------------------------
Normandy Mining Limited                                                     3.7%
--------------------------------------------------------------------------------
Plutonic Resources Limited                                                  3.5%
--------------------------------------------------------------------------------
Euro-Nevada Mining Corp.                                                    2.9%
--------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Limited                                          2.2%
--------------------------------------------------------------------------------
Elandsrand Gold Mining Co. Limited                                          2.0%
--------------------------------------------------------------------------------
Top Ten Total                                                              38.5%
--------------------------------------------------------------------------------

Regions                                                   % of Total Investments
--------------------------------------------------------------------------------
Stocks: Canada                                                             25.6%
--------------------------------------------------------------------------------
        South Africa                                                       18.7%
--------------------------------------------------------------------------------
        United States                                                      18.3%
--------------------------------------------------------------------------------
        Australia                                                          12.4%
--------------------------------------------------------------------------------
        Other                                                               1.7%
--------------------------------------------------------------------------------

Investment Breakdown
--------------------------------------------------------------------------------
Common Stocks                                                                77%
--------------------------------------------------------------------------------
Cash Equivalents                                                             23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The volatile gold and precious metals markets experienced sharp downward price pressures throughout most of 1997. During the six-month period ended December 31, 1997, the price of gold decreased from $334.20 to $289.50 per ounce. As the shares of the Precious Metals Fund are tied closely to the price of gold, the Fund was adversely affected. As a result, returns for the six months ended December 31, 1997 decreased 33.6% for the Fund's Class A shares, and dropped 34.0% for its Class B and C shares.

     The price of gold was hit harder than that of any other commodity during the fourth quarter of 1997. Low U.S. inflation and widespread negative sentiment, leading to intense speculative pressure from central banks, were the main factors driving the gold price down. In December, the spot gold price hit an 18-year low and gold futures hit a 12-year low, before prices ended the year down 21 percent. Central bank gold sales throughout the year left many high-cost mine operations unprofitable and vulnerable to closing, a trend that could help stabilize the gold price by forcing excess supply to diminish.

     Although the climate for the precious metals markets was generally negative, there was some good news for the Fund, such as Euro-Nevada Mining Corp. This company, which mines gold in North and South America, Australia and Indonesia, achieved record revenues and earnings despite the dramatic decline in the gold price. The strong revenue stream stemmed from growing cash flow at the Meikle Mine in Nevada, where gold production is projected to increase to 650,000 ounces in 1998. Other factors boosting revenue were the growing number of royalty properties in Australia, and the recent start-up in production from the Rosebud property in Nevada.

     Another positive turn for the Fund came from Plutonic Resources, Limited, an Australian gold mining concern. The company's stock price rose on news that it will be acquired by U.S.-based Homestake Mining Co.

     Looking ahead, the manager currently believes there are several developments that could positively affect the price of gold. First, gold demand continues to exceed new supply, as it has for each of the last ten years. Second, the Asian currency crisis is fundamentally bullish for gold, as are the international credit-based rescue operations of Asian economies and the potential resulting trade disruptions. In addition, if the problems associated with the Asian crisis spread, the risk may arise that extensions of credit by the world's banking system to support these economies may hurt the value of major currencies, and result in sudden, unexpected global inflation.

     As a result, the Fund's manager continues to view gold-related investments as portfolio protection against unforeseeable changes in general investment and monetary conditions that can affect national currency values.

                                         See page 47 for financial details.   24

PIMCO Balanced Fund

December 31, 1997

Objective

Total return consistent with prudent investment management.

Portfolio

Primarily common stocks, fixed income securities and money market instruments.

Total Net Assets

$66 million

Number of Securities in the Portfolio

173 (not including short-term instruments)

PIMCO Advisors Institutional Managers

Cadence Capital Management, NFJ Investment Group and Pacific Investment Management Company

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares                  B Shares                     C Shares           S&P500/        Lipper
           (INCEP. 6/25/92)          (INCEP. 6/25/92)             (INCEP. 6/25/92)   Leh. Agg.      Balanced
                           Adjusted                  Adjusted     Adjusted           Hybrid Index   Fund Avg.
------------------------------------------------------------------------------------------------------------
1 year     21.3%           14.7%     20.6%           15.6%        19.7%              23.6%          19.0%
3 years    20.3%           18.1%     20.1%           19.4%        20.1%              22.6%          19.4%
5 years    12.9%           11.7%     12.8%           12.5%        12.8%              15.1%          13.2%
Inception  13.6%           12.4%     13.4%           13.3%        13.4%              --             --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   QUARTERLY


               BALANCED     BALANCED     BALANCED      UPPER       60% S&P 500
                                                      BALANCED      40% LBAG
CLASS             A            B            C
INCEPTION       6/25/92      6/25/92      6/25/92
=========     ==========   ==========   ==========   ==========    ===========
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85
 12/31/85
 03/31/86
 06/30/86
 09/30/86
 12/31/86
 03/31/87
 06/30/87
 09/30/87
 12/31/87
 03/31/88
 06/30/88
 09/30/88
 12/31/88
 03/31/89
 06/30/89
 09/30/89
 12/31/89
 03/31/90
 06/30/90
 09/30/90
 12/31/90
 03/31/91
 06/30/91
 09/30/91
 12/31/91
 03/31/92
 06/30/92       9,450.00    10,000.00    10,000.00    10,000.00      10,000.00
 09/30/92       9,956.22    10,535.69    10,535.69    10,315.14      10,362.49
 12/31/92      10,304.40    10,904.13    10,904.13    10,702.58      10,685.59
 03/31/93      10,608.01    11,225.40    11,225.40    11,206.23      11,142.80
 06/30/93      10,656.25    11,276.46    11,276.46    11,435.39      11,295.43
 09/30/93      10,874.55    11,507.46    11,507.46    11,854.00      11,589.27
 12/31/93      10,960.26    11,598.15    11,598.15    11,981.74      11,752.99
 03/31/94      10,568.48    11,183.58    11,183.58    11,616.24      11,351.92
 06/30/94      10,533.70    11,146.78    11,146.78    11,528.02      11,335.10
 09/30/94      10,874.35    11,507.25    11,507.25    11,865.39      11,695.38
 12/31/94      10,856.23    11,488.08    11,488.08    11,736.57      11,714.45
 03/31/95      11,626.93    12,303.63    12,303.63    12,444.91      12,633.46
 06/30/95      12,446.92    13,171.35    13,171.35    13,315.81      13,664.10
 09/30/95      13,092.90    13,854.93    13,854.93    14,030.60      14,421.25
 12/31/95      13,782.86    14,585.04    14,585.04    14,657.20      15,189.49
 03/31/96      13,932.74    14,743.64    14,743.64    14,985.20      15,564.97
 06/30/96      14,329.99    15,164.01    15,164.01    15,289.02      16,019.07
 09/30/96      14,535.09    15,381.05    15,381.05    15,690.19      16,442.69
 12/31/96      15,592.08    16,499.56    16,499.56    16,563.39      17,463.84
 03/31/97      15,688.83    16,579.79    16,593.42    16,634.81      17,712.66
 06/30/97      17,210.84    18,168.96    18,164.17    18,408.91      19,804.18
 09/30/97      18,653.11    19,666.09    19,664.53    19,591.31      20,969.63
 12/31/97      18,917.98    19,798.15    19,912.30    19,876.62      21,588.25

*The adjusted returns above include the effect of applicable sales charges. All returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/25/92). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 5 Holdings                                            % of Total Investments
--------------------------------------------------------------------------------
Federal Home Loan                                                           5.3%
Mortgage Corp.-6.50%
--------------------------------------------------------------------------------
Federal Home Loan                                                           5.3%
Mortgage Corp.-6.50%
--------------------------------------------------------------------------------
Long Island                                                                 3.0%
Lighting Co.-9.00%
--------------------------------------------------------------------------------
U.S. Treasury Bonds -6.50%                                                  2.8%
--------------------------------------------------------------------------------
Government National                                                         2.1%
Mortgage Association-7.38%
--------------------------------------------------------------------------------
Top Five Total                                                             18.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 50%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                   30%
--------------------------------------------------------------------------------
Cash Equivalents                                                             12%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                       5%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                                     3%
--------------------------------------------------------------------------------

Bond Analysis
--------------------------------------------------------------------------------
Average Quality                                                              AA+
--------------------------------------------------------------------------------
Average Maturity                                                      10.6 Years
--------------------------------------------------------------------------------
Duration                                                               5.6 Years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Balanced Fund turned in solid results for the six-month period ended December 31, 1997, as it posted returns of 9.9% for Class A shares, 9.5% for Class B shares, and 9.6% for Class C shares. These results outperformed the 7.9% average return of funds with the same objective (as measured by the Lipper Balanced Fund Average). The Fund has also performed well over the longer term, outpacing its Lipper average for the 1-, 3- year and since inception periods.

  During the six-month period, the allocation of the Fund's assets was maintained at 60% stocks and 40% bonds. The Fund's managers felt that by utilizing each of their investment firms' expertise in a particular investment style, the Fund offered diversification while maintaining a consistent, high level of investment quality.

  Among the winners in the Fund's stock portfolio was PNC Bank Corp., a financial services company. PNC has demonstrated steady control in managing its traditional banking business, while progressing in the areas of asset management, capital markets and treasury management. The manager felt that the long-term outlook for the company was strong, based on its shifting business mix and more disciplined risk management.

  Another stock success story for the Fund was PG&E Corp., a holding company that markets energy services throughout northern and central California. Investors were attracted to the domestically-based earnings of the company, at a time when many multinational corporations suffered from market turmoil caused by the currency crisis in Southeast Asia.

  On the bond side, the Fund's manager continued to invest based on the view that interest rates would decline further over the long term. This strategy is exemplified by a high-quality portfolio focused on low-coupon mortgages and Treasuries, with an above-average duration relative to the benchmark. Over the six-month period, this strategy was rewarded, as long-term interest rates fell and bond prices rose.

  One factor that hindered the Fund's performance in the fourth quarter was its overweighted position in the energy sector. Falling oil prices at the end of 1997 resulted in declining stock prices for oil and natural gas drilling companies. There were also some significant losses in the health care and consumer staples sector. In particular, Foundation Health and IBP hurt performance. Fortunately, the Fund's policy of wide diversification prevented any single holding or sector from causing extensive damage.

  With the continued volatility in the stock market, the manager believes that more than ever it is important to maintain an investment portfolio that is diversified between stocks and bonds. For this reason, the Fund currently expects to maintain its 60% stock/40% bond allocation in the coming months.


                                        See page 48 for financial details.    25

PIMCO Tax Exempt Fund

December 31, 1997

Objective

High current income exempt from federal income tax, with preservation of capital.

Portfolio

Primarily investment grade municipal securities (tax-exempt bonds).

Duration Range

3-10 years

Total Net Assets $48 million

PIMCO Advisors Institutional Manager

Columbus Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/97

           A Shares                  B Shares                   C Shares           Lehman    Lipper Muni.
           (INCEP. 3/14/91)          (INCEP. 5/30/95)           (INCEP. 11/1/85)   Muni.     Bond Fund
                           Adjusted                  Adjusted   Adjusted           Index     Avg.
---------------------------------------------------------------------------------------------------------
1 year     7.6%            2.8%      6.7%            1.7%       6.0%               9.2%      9.1%
5 years    6.2%            5.2%       --              --        5.4%               7.4%      6.8%
10 years   --              --         --              --        6.9%               8.6%      8.2%
Inception  7.1%            6.3%      5.4%            4.3%       7.6%                --        --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   QUARTERLY
                             TAX EXEMPT FUND CHART


                  TAX EXEMPT        LEHMAN MUNI        6 MONTH CD

CLASS                 C
INCEPTION          11/1/85           10/31/85           10/31/85
=========         ==========        ===========        ==========
 12/31/83
 03/31/84
 06/30/84
 09/30/84
 12/31/84
 03/31/85
 06/30/85
 09/30/85          10,000.00          10,000.00         10,000.00
 12/31/85          10,522.97          10,449.89         10,130.42
 03/31/86          11,707.42          11,507.85         10,323.10
 06/30/86          11,487.72          11,436.98         10,495.41
 09/30/86          12,159.28          12,051.38         10,653.63
 12/31/86          12,697.02          12,467.73         10,808.85
 03/31/87          12,948.03          12,770.19         10,972.89
 06/30/87          12,306.57          12,423.44         11,166.04
 09/30/87          11,907.32          12,114.65         11,367.10
 12/31/87          12,514.55          12,655.66         11,587.90
 03/31/88          12,739.42          13,090.99         11,787.18
 06/30/88          13,008.10          13,344.72         12,007.79
 09/30/88          13,382.70          13,697.04         12,262.94
 12/31/88          13,690.05          13,942.04         12,535.95
 03/31/89          13,708.03          14,034.42         12,846.87
 06/30/89          14,648.82          14,865.22         13,157.66
 09/30/89          14,555.08          14,875.35         13,442.58
 12/31/89          15,133.08          15,446.09         13,721.41
 03/31/90          14,918.35          15,515.06         14,008.79
 06/30/90          15,230.97          15,877.63         14,306.46
 09/30/90          15,215.89          15,886.48         14,597.40
 12/31/90          15,842.97          16,571.75         14,886.86
 03/31/91          16,028.40          16,946.34         15,138.37
 06/30/91          16,236.56          17,308.28         15,371.17
 09/30/91          16,856.80          17,981.52         15,598.23
 12/31/91          17,418.06          18,583.90         15,789.30
 03/31/92          17,278.72          18,639.58         15,955.67
 06/30/92          17,964.68          19,345.74         16,115.76
 09/30/92          18,368.89          19,860.79         16,249.89
 12/31/92          18,719.73          20,222.10         16,391.67
 03/31/93          19,410.49          20,973.17         16,526.45
 06/30/93          20,017.34          21,659.71         16,660.68
 09/30/93          20,810.12          22,391.80         16,799.34
 12/31/93          21,035.66          22,705.29         16,938.78
 03/31/94          19,324.09          21,460.00         17,094.00
 06/30/94          19,365.00          21,696.00         17,295.00
 09/30/94          19,408.00          21,845.00         17,522.00
 12/31/94          19,031.49          21,533.00         17,795.00
 03/31/95          20,542.88          23,054.00         18,087.00
 06/30/95          20,913.73          23,609.60         18,361.92
 09/30/95          21,357.50          24,287.20         18,628.17
 12/31/95          22,318.00          25,290.26         18,892.69
 03/31/96          21,804.00          24,986.78         19,140.18
 06/30/96          21,842.00          25,176.67         19,406.23
 09/30/96          22,311.00          25,753.22         19,683.74
 12/31/96          22,768.38          26,409.93         19,955.38
 03/31/97          22,547.52          26,346.54         20,234.75
 06/30/97          23,239.73          27,255.50         20,532.20
 09/30/97          23,850.94          28,075.89         20,834.03
 12/31/97          24,351.81          28,836.75         21,138.20

*The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Class C shares since inception. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Sector Breakdown                                          % of Total Investments
--------------------------------------------------------------------------------
Municipals:
--------------------------------------------------------------------------------
    General Obligation                                                       20%
--------------------------------------------------------------------------------
    Transportation Revenue                                                   15%
--------------------------------------------------------------------------------
    Utilities Revenue                                                         9%
--------------------------------------------------------------------------------
    Facilities Revenue                                                        8%
--------------------------------------------------------------------------------
    Airport Revenue                                                           7%
--------------------------------------------------------------------------------
    Pollution Revenue                                                         7%
--------------------------------------------------------------------------------
    Power Revenue                                                             7%
--------------------------------------------------------------------------------
    Medical Revenue                                                           7%
--------------------------------------------------------------------------------
    Higher Education                                                          5%
--------------------------------------------------------------------------------
    Development Revenue                                                       4%
--------------------------------------------------------------------------------
    Housing Revenue                                                           4%
--------------------------------------------------------------------------------
    General Revenue                                                           2%
--------------------------------------------------------------------------------
    School Revenue                                                            2%
--------------------------------------------------------------------------------
    Water Revenue                                                             2%
--------------------------------------------------------------------------------
    Cash Revenue                                                              1%
--------------------------------------------------------------------------------

Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                                          56%
--------------------------------------------------------------------------------
AA                                                                           17%
--------------------------------------------------------------------------------
A                                                                            15%
--------------------------------------------------------------------------------
BBB                                                                          12%
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
greater than 1 year                                                           1%
--------------------------------------------------------------------------------
1-5 years                                                                    16%
--------------------------------------------------------------------------------
5-10 years                                                                   48%
--------------------------------------------------------------------------------
10-20 years                                                                  23%
--------------------------------------------------------------------------------
20-30 years                                                                  12%
--------------------------------------------------------------------------------
Average Maturity:                                                     10.7 years
--------------------------------------------------------------------------------
Duration:                                                              7.2 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Tax Exempt Fund continues to provide a high level of federally tax-exempt current income for its investors. As of December 31, 1997, the Fund's current tax-free standardized yield for A shares was 4.1%+ , which translates to a 6.4% taxable yield for investors in the 36% tax bracket. For B and C shares, the current tax-free yield was 3.5%+ , the equivalent of a 5.5% taxable yield.

     In terms of total return, for the six-month period ended December 31, 1997, the Fund's A shares returned 5.2%, while the B and C shares returned 4.8%, slightly underperforming the Lipper General Municipal Debt Fund Average.

     As in the past, the Fund sought to meet its investment objective by investing in high-quality municipal bonds. As of December 31, 1997, the Fund's average quality was AA, as rated by Standard & Poor's (AAA is the highest rating a municipal bond can receive). This proved to be a prudent strategy, as the difference in yields offered by high- and low-quality bonds hit all-time lows. The manager anticipates maintaining this stance until signs appear that credit risk will once again be rewarded with commensurately higher yields.

     Another reason for the small differences in yields between high- and low-quality municipals is the prevalence of bond insurance. Currently, almost 60% of all new municipal issuance come with some form of insurance. The fact that more issues come to the marketplace insured means that the available pool of "yield" product continues to shrink.

     Current marketplace conventional wisdom holds that the strong national economy over the past few years has lifted all boats and therefore credit risk is a concern of the past. The Fund's manager strongly disagrees, and believes a slowing economy could quickly reacquaint market participants with more "normal" yield spreads between high- and low-quality municipal securities.

     Looking ahead, the Fund's manager currently plans to overweight the portfolio's exposure in the short- to intermediate-term sectors. This is due to small yield spreads and the relative value those securities offer as the economy begins to exhibit signs of slowing. The Fund will continue to look to lengthen its duration at the appropriate time, due to the benign inflation outlook, coupled with the potential for attractive total returns should interest rates fall.


                                         See page 50 for financial details.   26

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of either 5.5% (for all stock funds) or 4.5% (Tax Exempt
Fund). The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

+ Yield is calculated in accordance with current Securities and Exchange
  Commission regulations and is based on the one-month period ended December 31, 1997.

The PIMCO stock funds can invest in foreign securities and the International, International Developed and Emerging Markets Funds invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Opportunity and Small-Cap Value Funds generally invest in small-cap stocks, which can be riskier than the overall stock market. The Innovation and Precious Metals Funds concentrate their portfolios in one sector, making them more volatile than a more diversified stock portfolio, and, therefore, should be considered as only part of a diversified portfolio.

The Tax Exempt Fund can invest in high yield bonds, which entail greater risk, such as less liquidity and possibility of default. Income from the Tax Exempt Fund is subject to state and local taxes and may at times be subject to the alternative minimum tax.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 Index and Standard & Poor's Mid-Cap Index are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 2000 Index is an index of stocks of companies with small capitalizations. The MSCI EAFE Index is an index of foreign stocks. The MSCI World ex-USA Index is an index of foreign developed and emerging market stocks. The MSCI Emerging Markets Free Index is an index of emerging market stocks. The S&P 500/Lehman Aggregate Bond Hybrid Index is an index represented by 60% S&P 500 Index and 40% Lehman Aggregate Bond Index (an index containing a variety of bonds). The Philadelphia Gold and Silver Index is an index of stocks of companies in the gold and silver mining industry. The Lehman Municipal Bond Index is an index of municipal securities rated Baa or better.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

For additional details on the PIMCO taxable bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-227-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments

Equity Income Fund
December 31, 1997 (Unaudited)

                                                                        Value
                                                           Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.5%
--------------------------------------------------------------------------------

Capital Goods 3.9%
GATX Corp.                                                 52,900     $   3,839
BFGoodrich Co.                                             71,100         2,946
                                                                      ----------
                                                                          6,785
Consumer Discretionary 18.5%
Maytag Corp.                                              101,100         3,772
Ford Motor Co.                                             72,600         3,535
American Greetings Corp. `A'                               89,700         3,510
Springs Industries, Inc. `A'                               66,500         3,458
Penny J.C., Inc.                                           53,000         3,196
Chrysler Corp.                                             89,360         3,144
Brunswick Corp.                                           103,000         3,122
VF Corp.                                                   66,600         3,059
Whirlpool Corp.                                            55,500         3,053
John H. Harland Co.                                        85,100         1,787
                                                                      ----------
                                                                         31,636
Consumer Staples 10.1%
RJR Nabisco Holdings Corp.                                190,200         7,132
SUPERVALU, Inc.                                           163,300         6,838
Anheuser Busch Cos., Inc.                                  77,700         3,419
                                                                      ----------
                                                                         17,389
Energy 9.2%
Occidental Petroleum Corp.                                122,500         3,591
Atlantic Richfield Co.                                     39,500         3,165
Repsol SA SP - ADR                                         73,000         3,107
Ultramar Diamond Shamrock Corp.                            96,400         3,073
Amoco Corp.                                                34,700         2,954
                                                                      ----------
                                                                         15,890
Financial and Business Services 12.9%
PNC Bank Corp.                                            129,900         7,412
CIGNA Corp.                                                19,500         3,375
Ohio Casualty Corp.                                        70,000         3,124
Bankers Trust New York Corp.                               26,500         2,980
Chase Manhattan Corp.                                      27,156         2,973
Capstead Mortgage Corp.                                   117,500         2,343
                                                                      ----------
                                                                         22,207
Health Care 4.0%
Pharmacia & Upjohn, Inc.                                   96,895         3,549
American Home Products Corp.                               44,700         3,420
                                                                      ----------
                                                                          6,969
Materials and Processing 11.1%
Dow Chemical Co.                                           34,500         3,502
Vulcan Materials Co.                                       31,700         3,237
USX-U.S. Steel  Group, Inc.                               102,400         3,200
Westvaco Corp.                                            101,200         3,181
Phelps Dodge Corp.                                         48,500         3,019
Union Carbide Corp.                                        68,000         2,920
                                                                      ----------
                                                                         19,059
Technology 3.8%
International Business Machines Corp.                      32,500         3,398
Harris Corp.                                               69,200         3,175
                                                                      ----------
                                                                          6,573
Transportation 1.7%
Illinois Central Corp.                                     87,300         2,974

Utilities 21.3%
Southern New England Telecommunications Corp.             155,200         7,809
Washington Water Power Co.                                157,000         3,817
U.S. West Communications Group                             83,000         3,745
Bell Atlantic Corp.                                        40,166         3,655
Peoples Energy Corp.                                       92,000         3,622
PG & E Corp.                                              118,600         3,610
DTE Energy Co.                                            103,000         3,573
NICOR, Inc.                                                82,200         3,468
P.P. & L. Resources, Inc.                                 140,000         3,351
                                                                      ----------
                                                                         36,650
                                                                      ----------
Total Common Stocks                                                     166,132
(Cost $132,695)                                                       ==========


                                                         Principal
                                                            Amount      Value
                                                            (000s)      (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.4%
--------------------------------------------------------------------------------

Repurchase Agreements 3.4%
State Street Bank
    4.250% due 01/02/98                                 $   5,854     $   5,854
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued at
    $5,974,598 Repurchase proceeds
    are $5,855,382.)
                                                                      ----------
Total Short-Term Instruments                                              5,854
(Cost $5,854)                                                         ==========

Total Investments (a) 99.9%                                           $ 171,986
(Cost $138,549)

Other Assets and Liabilities (Net) 0.1%                                     152
                                                                      ----------

Net Assets 100.0%                                                     $ 172,138
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  35,052

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (1,615)
                                                                      ---------
Unrealized appreciation-net                                           $  33,437
                                                                      ==========

(b) Non-income producing security.

28  See accompanying notes

Schedule of Investments

Renaissance Fund
December 31, 1997 (Unaudited)

                                                                        Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 87.7%
--------------------------------------------------------------------------------

Capital Goods 5.3%
Trinity Industries, Inc.                                266,500       $  11,893
Kuhlman Corp.                                           192,200           7,520
Eaton Corp.                                              62,900           5,614
                                                                      ----------
                                                                         25,027

Communications 11.4%
AT&T Corp.                                              243,900          14,939
Bell Atlantic Corp.                                     151,500          13,787
SBC Communications, Inc.                                184,300          13,500
U.S. West Media Group (b)                               395,400          11,417
                                                                      ----------
                                                                         53,643

Consumer Discretionary 8.9%
Tandy Corp.                                             343,900          13,262
Pier 1 Imports, Inc.                                    441,987          10,000
Ford Motor Co.                                          194,700           9,479
Hasbro, Inc.                                            292,200           9,204
                                                                      ----------
                                                                         41,945

Consumer Staples 7.7%
Dean Foods Co.                                          353,100          21,009
International Home Foods, Inc. (b)                      200,200           5,606
American Italian Pasta Co. `A' (b)                      206,100           5,153
Fresh Del Monte Produce, Inc. (b)                       316,000           4,622
                                                                      ----------
                                                                         36,390

Energy 5.5%
Sun Co., Inc.                                           243,400          10,238
Atlantic Richfield Co.                                   83,900           6,722
Valero Energy Corp.                                     147,200           4,628
Texaco, Inc.                                             83,100           4,519
                                                                      ----------
                                                                         26,107

Environmental Services 2.2%
Browning Ferris Industries, Inc.                        280,500          10,379



Financial and Business Services 19.8%
Capital One Financial Corp.                            247,900           13,433
Banc One Corp.                                         243,000           13,198
Fremont General Corp.                                  198,300           10,857
First Union Corp.                                      182,050            9,330
Conseco, Inc.                                          187,500            8,519
Equitable Cos., Inc.                                   170,200            8,467
Transamerica Corp.                                      75,700            8,062
CIT Group, Inc. `A' (b)                                225,100            7,259
Allstate Corp.                                          78,300            7,115
BankAmerica Corp.                                       94,800            6,920
                                                                      ----------
                                                                         93,160
Health Care 2.0%
McKesson Corp.                                          85,900            9,293

Materials and Processing 9.6%
Ball Corp.                                             355,200           12,543
Martin Marietta Materials, Inc.                        251,200            9,185
Akzo Nobel NV SP - ADR                                 102,600            8,913
Vulcan Materials Co.                                    80,100            8,180
Calmat Co.                                             221,800            6,183
                                                                      ----------
                                                                         45,004

Technology 6.0%
Electronic Data Systems Corp.                          254,300           11,173
International Business Machines Corp.                  104,100           10,885
Gateway 2000, Inc. (b)                                 191,600            6,251
                                                                      ----------
                                                                         28,309

Transportation 4.3%
Canadian National Railway Co.                          192,300            9,086
U.S. Airways Group, Inc. (b)                           109,100            6,819
USFreightways Corp.                                    139,800            4,544
                                                                      ----------
                                                                         20,449

Utilities 5.0%
Florida Progress Corp.                                 233,400            9,161
Boston Edison Co.                                      143,800            5,446
UtiliCorp United, Inc.                                 116,500            4,522
FirstEnergy Corp. (b)                                  144,800            4,199
                                                                      ----------
                                                                         23,328
                                                                      ----------
Total Common Stocks                                                     413,034
(Cost $354,269)                                                       ==========


                                                    Principal
                                                       Amount            Value
                                                       (000s)           (000s)

--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES 5.6%
--------------------------------------------------------------------------------

Industrial 5.6%
Pier 1 Imports, Inc.
  5.750% due 10/01/03                                $   2,650        $   5,042
SCI Systems, Inc.
  5.000% due 05/01/06                                    7,750           14,463
Solectron Corp.
  6.000% due 03/01/06                                    5,000            6,906
                                                                      ----------
Total Convertible Bonds and Notes                                        26,411
(Cost $19,328)                                                        ==========

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK 2.1%
--------------------------------------------------------------------------------

                                                        Shares

Consumer Discretionary 1.1%
TJX Cos                                                 14,100            5,358

Financial Services 1.0%
American Bankers Insurance                              50,900            4,769
                                                                      ----------
Total Convertible Preferred Stock                                        10,127
(Cost $5,438)                                                         ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.4%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Commercial Paper 5.4%
BBV Finance Delaware, Inc.
    5.820% due 01/09/98                              $   6,900            6,892
CIESCO LP
    6.150% due 01/12/98                                  1,000              998
E.I. Du Pont de Nemours
    6.000% due 01/13/98                                  5,500            5,490
Goldman Sachs & Co.
    5.900% due 01/07/98                                  7,000            6,994
UBS Finance (de), Inc.
    6.250% due 01/02/98                                  3,800            3,800
    6.500% due 01/02/98                                  1,300            1,300
                                                                      ----------
Total Short-Term Instruments                                             25,474
(Cost $25,474)                                                        ==========

Total Investments (a) 100.8%                                          $ 475,046
(Cost $404,509)

Other Assets and Liabilities (Net)(0.8%)                                 (3,943)
                                                                      ----------

Net Assets 100.0%                                                     $ 471,103
                                                                      ==========
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                                                   $  73,511

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                                      (2,974)
                                                                      ----------

Unrealized appreciation-net                                           $  70,537
                                                                      ==========

(b) Non-income producing security.

                                                      See accompanying notes  29

Schedule of Investments

Value Fund
December 31, 1997 (Unaudited)
                                                                        Value
                                                        Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.0%
--------------------------------------------------------------------------------

Capital Goods 4.5%
Northrop Grumman Corp.                                   37,000        $   4,255
AGCO Corp.                                               69,700            2,012
Wheelabrator Technologies, Inc.                         115,000            1,847
GATX Corp.                                               17,000            1,234
                                                                       ---------
                                                                           9,348

Consumer Discretionary 20.6%
American Greetings Corp. `A'                            160,000            6,260
Maytag Corp.                                            160,000            5,970
Dillards, Inc. `A'                                      120,000            4,230
Chrysler Corp.                                          120,000            4,222
Washington Post Co.                                       8,600            4,184
VF Corp.                                                 91,000            4,180
Tupperware Corp.                                        145,000            4,042
Brunswick Corp.                                         130,000            3,940
Tandy Corp.                                             100,000            3,856
Springs Industries, Inc. `A'                             19,000              988
Goodyear Tire & Rubber Co.                               14,700              935
                                                                       ---------
                                                                          42,807

Consumer Staples 10.3%
SUPERVALU, Inc.                                         150,000            6,281
RJR Nabisco Holdings Corp.                              111,300            4,174
Anheuser Busch Cos., Inc.                                90,200            3,969
Whitman Corp.                                           146,500            3,818
Unilever NV                                              32,400            2,023
IBP, Inc.                                                55,000            1,151
                                                                       ---------
                                                                          21,416

Energy 10.3%
Atlantic Richfield Co.                                   76,400            6,122
Ultramar Diamond Shamrock Corp.                         150,800            4,807
Amoco Corp.                                              45,000            3,831
Repsol SA SP - ADR                                       83,000            3,533
Tidewater, Inc.                                          55,800            3,076
                                                                       ---------
                                                                          21,369

Financial and Business Services 11.8%
Bear Stearns Cos                                        128,782            6,117
CIGNA Corp.                                              27,700            4,794
Chase Manhattan Corp.                                    37,000            4,051
PNC Bank Corp.                                           70,000            3,994
Countrywide Credit Industries, Inc.                      60,000            2,572
Loews Corp.                                              19,000            2,016
Bankers Trust New York Corp.                              9,000            1,012
                                                                       ---------
                                                                          24,556

Health Care 5.3%
American Home Products Corp.                             55,000            4,208
Beckman Instruments, Inc.                                80,000            3,200
Pharmacia & Upjohn, Inc.                                 68,410            2,505
Foundation Health Systems `A' (b)                        52,000            1,164
                                                                       ---------
                                                                          11,077

Materials and Processing 10.2%
Westvaco Corp.                                          175,000            5,501
USG Corp. (b)                                            90,000            4,410
Phelps Dodge Corp.                                       65,500            4,077
Union Carbide Corp.                                      91,300            3,920
Wellman, Inc.                                           171,100            3,336
                                                                       ---------
                                                                          21,244

Technology 9.3%
Adobe Systems, Inc.                                     104,700            4,319
Harris Corp.                                             89,700            4,115
International Business Machines Corp.                    38,300            4,005
Tektronix, Inc.                                          87,000            3,453
Teradyne, Inc. (b)                                      113,200            2,385
Seagate Technology, Inc. (b)                             51,700              995
                                                                       ---------
                                                                          19,272

Transportation 2.1%
UAL Corp. (b)                                            47,100            4,357


Utilities 13.6%
PG & E Corp.                                            198,300          $ 6,036
Bell Atlantic Corp.                                      66,300            6,033
DTE Energy Co.                                          163,000            5,654
Southern New England Telecommunications Corp.           100,000            5,031
NICOR, Inc.                                             111,300            4,695
Peoples Energy Corp.                                     22,000              866
                                                                       ---------
                                                                          28,315
                                                                       ---------
Total Common Stocks                                                      203,761
(Cost $178,005)                                                        =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.1%
--------------------------------------------------------------------------------
                                                  Principal
                                                     Amount
                                                     (000s)
Repurchase Agreements 1.1%
State Street Bank
    4.250% due 01/02/98                                $  2,239            2,239
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued
    at $2,285,145. Repurchase proceeds
    are $2,239,529.)
                                                                       ---------
Total Short-Term Instruments                                               2,239
(Cost $2,239)                                                          =========


Total Investments (a) 99.1%                                             $206,000
(Cost $180,244)


Other Assets and Liabilities (Net) 0.9%                                    1,965
                                                                       ---------
Net Assets 100.0%                                                       $207,965
                                                                       =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                           $ 31,113

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                                                      (5,357)
                                                                       ---------
Unrealized appreciation-net                                             $ 25,756
                                                                       =========

(b) Non-income producing security.


30  See accompanying notes

Schedule of Investments

Capital Appreciation Fund
December 31, 1997 (Unaudited)
                                                                        Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.7%
--------------------------------------------------------------------------------

Capital Goods 9.9%
Textron, Inc.                                            166,900      $  10,431
Illinois Tool Works, Inc.                                160,300          9,638
Unifi, Inc.                                              231,100          9,403
Dresser Industries, Inc.                                 217,500          9,122
Ingersoll Rand Co.                                       217,150          8,795
Johnson Controls, Inc.                                   184,000          8,786
AlliedSignal, Inc.                                       188,500          7,340
United Technologies Corp.                                 95,300          6,939
Paccar, Inc.                                              75,800          3,980
                                                                      ---------
                                                                         74,434

Communications 2.6%
SBC Communications, Inc.                                 138,100         10,116
AT&T Corp.                                               153,200          9,384
                                                                      ---------
                                                                         19,500

Consumer Discretionary 15.9%
Kroger Co. (b)                                           358,800         13,253
TJX Corp., Inc.                                          381,200         13,104
Omnicom Group                                            302,600         12,823
Costco Cos. (b)                                          269,900         12,044
New York Times Co.                                       157,500         10,415
Gannett, Inc.                                            166,000         10,261
Dayton Hudson Corp.                                      136,800          9,234
Tribune Co.                                              142,700          8,883
Jones Apparel Group, Inc. (b)                            175,900          7,564
Federated Department Stores, Inc. (b)                    173,600          7,476
Sunbeam-Oster, Inc.                                      177,400          7,473
Brunswick Corp.                                          238,100          7,217
                                                                      ---------
                                                                        119,747

Consumer Services 3.0%
Carnival Corp. `A'                                       226,600         12,548
Marriott International, Inc.                             146,400         10,138
                                                                      ---------
                                                                         22,686

Consumer Staples 5.6%
Safeway, Inc. (b)                                        208,600         13,194
Campbell Soup Co.                                        178,400         10,370
Hershey Foods Corp.                                      156,300          9,681
Albertson's, Inc.                                        186,700          8,845
                                                                      ---------
                                                                         42,090

Energy 9.0%
Transocean Offshore, Inc.                                202,900          9,777
Halliburton Co.                                          179,900          9,344
Schlumberger Limited                                     110,500          8,895
ENSCO International, Inc. (b)                            258,500          8,660
Noble Drilling Corp. (b)                                 279,200          8,551
Rowan Cos., Inc. (b)                                     251,100          7,659
Global Marine, Inc. (b)                                  312,300          7,651
Nabors Industries, Inc. (b)                              238,800          7,507
                                                                      ---------
                                                                         68,044

Financial and Business Services 26.6%
Southtrust Corp.                                         183,300         11,628
Travelers Group, Inc.                                    207,000         11,152
Norwest Corp.                                            278,200         10,745
Bear Stearns Cos                                         220,803         10,488
BankBoston Corp.                                         105,100          9,873
Associates First Capital Corp. `A'                       136,100          9,680
American Express Co.                                     104,700          9,344
PNC Bank Corp.                                           163,015          9,302
Federal National Mortgage Assn.                          161,200          9,198
National City Corp.                                      135,700          8,922
CarrAmerica Realty Corp.                                 279,200          8,847
Federal Home Loan Mortgage Corp.                         208,600          8,748
BankAmerica Corp.                                        118,600          8,658
Citicorp                                                  68,100          8,610
Capital One Financial Corp.                              156,900          8,502
Lincoln National Corp.                                   108,800          8,500
Hartford Financial Services Group, Inc.                   90,800          8,495
Alliance Capital Management LP                           212,300          8,452
First Union Corp.                                        158,700          8,133
Chase Manhattan Corp.                                     73,800          8,081
Household International, Inc.                             58,100          7,411
Simon DeBartolo Group, Inc.                              226,200          7,394
                                                                      ---------
                                                                        200,163


Health Care 7.8%
Schering-Plough Corp.                                    192,300         11,947
Cognizant Corp.                                          230,700         10,281
Tenet Healthcare Corp. (b)                               302,305         10,014
Health Management Assn., Inc. `A' (b)                    360,200          9,095
Biomet, Inc.                                             340,500          8,725
Eli Lilly & Co.                                          124,200          8,647
                                                                      ---------
                                                                         58,709

Materials and Processing 4.6%
Sealed Air Corp. (b)                                     160,400          9,905
Rohm & Haas Co.                                           92,600          8,866
Tyco International Limited (b)                           186,100          8,386
Fort James Corp.                                         185,700          7,103
                                                                      ---------
                                                                         34,260

Technology 7.0%
Computer Associates International, Inc.                  205,000         10,839
BMC Software, Inc. (b)                                   151,400          9,936
International Business Machines Corp.                     86,100          9,003
Bay Networks, Inc. (b)                                   344,300          8,801
Cisco Systems, Inc. (b)                                  132,900          7,409
Dell Computer Corp. (b)                                   82,500          6,930
                                                                      ---------
                                                                         52,918

Transportation 2.3%
U.S. Airways Group, Inc. (b)                             145,400          9,088
Continental Airlines, Inc. `B' (b)                       166,200          7,998
                                                                      ---------
                                                                         17,086

Utilities 2.4%
Ameritech Corp.                                          116,100          9,346
American Electric Power, Inc.                            166,800          8,611
                                                                      ---------
                                                                         17,957
                                                                      ---------
Total Common Stocks                                                     727,594
(Cost $545,397)                                                       ---------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.6%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreements 4.6%
State Street Bank
    4.250% due 01/02/98                                $  34,993         34,993
    (Dated 12/31/97. Collateralized by
    U.S. Treasury Note 6.000% 05/31/98
    valued at $35,696,589.  Repurchase
    proceeds are $35,001,262.)
                                                                      ---------
Total Short-Term Instruments                                             34,993
(Cost $34,993)                                                        =========


Total Investments (a) 101.3%                                          $ 762,587
(Cost $580,390)

Other Assets and Liabilities (Net) (1.3%)                                (9,688)
                                                                      ---------

Net Assets 100.0%                                                     $ 752,899
                                                                      =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $ 184,864

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (2,667)
                                                                      ---------

Unrealized appreciation-net                                           $ 182,197
                                                                      ---------

(b) Non-income producing security.

                                                      See accompanying notes  31

Schedule of Investments

Growth Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.2%
--------------------------------------------------------------------------------

Aerospace 1.1%
Boeing Co.                                                400,000     $  19,575

Communications 8.1%
AT&T Corp.                                                900,000        55,125
Tele-Communications `A' (b)                             1,800,001        50,287
Nextel Communications, Inc. `A' (b)                     1,400,000        36,400
                                                                      ---------
                                                                        141,812

Consumer Discretionary 17.3%
Cendant Corp. (b)                                       1,900,000        65,313
TJX Corp., Inc.                                         1,420,000        48,812
Home Depot, Inc.                                          800,000        47,100
CVS Corp.                                                 730,000        46,766
Costco Cos. (b)                                         1,000,000        44,625
Dayton Hudson Corp.                                       480,000        32,400
Mattel, Inc.                                              590,000        21,977
                                                                      ---------
                                                                        306,993

Consumer Services 2.6%
CBS Corp.                                               1,588,000        46,747

Consumer Staples 4.2%
Safeway, Inc. (b)                                         900,000        56,925
Sara Lee Corp.                                            310,000        17,457
                                                                      ---------
                                                                         74,382

Energy 6.5%
Schlumberger Limited                                      780,000        62,790
Atlantic Richfield Co.                                    340,000        27,243
AES Corp. (b)                                             540,000        25,178
                                                                      ---------
                                                                        115,211

Financial and Business Services 13.7%
Washington Mutual, Inc.                                   660,000        42,116
Morgan Stanley, Dean Witter, Discover and Co.             627,000        37,071
Associates First Capital Corp. `A'                        510,000        36,274
Travelers Group, Inc.                                     600,000        32,325
BankAmerica Corp.                                         415,000        30,295
Capital One Financial Corp.                               450,000        24,384
Countrywide Credit Industries, Inc.                       540,000        23,153
CIT Group, Inc. `A' (b)                                   552,000        17,802
                                                                      ---------
                                                                        243,420

Health Care 18.2%
HBO & Co.                                               1,770,000        84,960
Eli Lilly & Co.                                         1,000,000        69,625
Pfizer, Inc.                                              800,000        59,650
Warner Lambert Co.                                        310,000        38,440
Guidant Corp.                                             500,000        31,125
Medtronic, Inc.                                           400,000        20,925
Cardinal Health, Inc.                                     260,000        19,533
                                                                      ---------
                                                                        324,258

Materials and Processing 4.6%
Tyco International Limited (b)                            840,000        37,853
Fort James Corp.                                          680,000        26,010
Georgia-Pacific Corp.                                     300,000        18,225
                                                                      ---------
                                                                         82,088

Technology 14.2%
Cisco Systems, Inc. (b)                                   880,000        49,060
America Online, Inc. (b)                                  550,000        49,053
Microsoft Corp. (b)                                       290,000        37,482
Intel Corp.                                               530,000        37,232
Lucent Technologies, Inc.                                 400,000        31,950
Electronic Data Systems Corp.                             610,000        26,802
Gateway 2000, Inc. (b)                                    660,000        21,532
                                                                      ---------
                                                                        253,111

Transportation 3.7%
Delta Air Lines, Inc.                                     350,000        41,650
Federal Express Corp. (b)                                 400,000        24,425
                                                                      ---------
                                                                         66,075
                                                                      ---------
Total Common Stocks                                                   1,673,672
(Cost $1,300,850)                                                     =========


                                                        Principal
                                                           Amount        Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 0.0%
--------------------------------------------------------------------------------
Banking and Finance 0.0%
Cabbell Financial Grantor Trust
   7.188% due 05/01/98                                     $  764   $       755
                                                                    -----------
Total Corporate Bonds and Notes                                             755
(Cost $761)

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 0.2%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 0.2%
IMC Home Equity Loan Trust
   6.590% due 07/25/11                                        812           811
Tryon Mortgage Funding, Inc.
   6.350% due 05/20/01                                      2,330         2,329
                                                                    -----------
Total Mortgage-Backed Securities                                          3,140
(Cost $3,138)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.6%
--------------------------------------------------------------------------------

Commercial Paper 6.6%
BBV Finance Delaware, Inc.
   5.820% due 01/09/98                                     16,500        16,481
Bell Atlantic Network Funding
   5.870% due 01/13/98                                     10,000         9,982
CIESCO LP
   5.870% due 01/20/98                                     11,000        10,968
CommerzBank
   5.830% due 01/16/98                                     12,000        11,973
CSW Credit, Inc.
   5.900% due 01/12/98                                     10,000         9,984
CXC, Inc.
   5.970% due 01/05/98                                     21,000        20,990
E.I. Du Pont de Nemours
   5.950% due 01/08/98                                     11,000        10,989
Goldman Sachs & Co.
   5.850% due 01/06/98                                      5,700         5,696
   6.050% due 01/07/98                                     10,000         9,991
Windmill Funding Corp.
   6.050% due 01/15/98                                      9,750         9,729
                                                                    -----------
Total Short-Term Instruments                                            116,783
                                                                    ===========
(Cost $116,783)

Total Investments (a) 101.0%                                        $ 1,794,350
(Cost $1,421,532)


Written Options (c) (0.1)%                                               (1,792)
(Premiums $1,129)

Other Assets and Liabilities (Net) (0.9%)                               (15,394)
                                                                    -----------

Net Assets 100.0%                                                   $ 1,777,164
                                                                    ===========


32   See accompanying notes


================================================================================
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $   384,077

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (11,259)
                                                                     -----------
Unrealized appreciation-net                                          $   372,818
                                                                     ===========
(b) Non-income producing security.

(c) Premiums received on written options:

                                                         Premiums         Value
Type                                     Contracts       Received         (000s)
--------------------------------------------------------------------------------
Call - Guidant Corp.
     Strike @ 65.00 Exp. 01/15/98              464        $    91     $     (58)
Call - HBO & Co.
     Strike @ 45.00 Exp. 01/15/98             3702            683        (1,296)
Call - Schlumberger Limited
     Strike @ 80.00 Exp. 01/15/98             1298            355          (438)
                                                          ----------------------
                                                          $ 1,129     $  (1,792)
                                                          ----------------------


                                                      See accompanying notes  33

Schedule of Investments

Mid Cap Growth Fund
December 31, 1997 (Unaudited)

                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
 COMMON STOCKS 96.0%
--------------------------------------------------------------------------------
Building 0.0%
Medusa Corp.                                             4,300         $     180

Capital Goods 4.9%
General Dynamics Corp.                                  81,600             7,053
B.F. Goodrich Co.                                      133,900             5,548
Snap-On, Inc.                                          126,700             5,527
Waters Corp. (b)                                       141,700             5,331
Mark IV Industries, Inc.                               210,351             4,601
                                                                       ---------
                                                                          28,060
Consumer Discretionary 16.7%
Borders Group, Inc. (b)                                264,000             8,266
Consolidated Stores Corp. (b)                          181,956             7,995
Bed, Bath & Beyond, Inc. (b)                           204,300             7,866
HON Industries                                         122,300             7,216
Lancaster Colony Corp.                                 127,700             7,199
Maytag Corp.                                           192,800             7,194
U.S. Industries, Inc. (b)                              229,300             6,908
Herman Miller, Inc.                                    122,900             6,706
Tiffany & Co.                                          171,300             6,178
Alberto-Culver Co. 'A'                                 222,600             6,010
Dial Corp.                                             287,700             5,988
Kroger Co. (b)                                         153,000             5,651
Proffitt's, Inc. (b)                                   192,800             5,483
Liz Claiborne, Inc.                                    125,800             5,260
Callaway Golf Co.                                       44,100             1,260
                                                                       ---------
                                                                          95,180
Consumer Services 3.1%
Promus Hotel Corp. (b)                                 147,938             6,213
Royal Caribbean Cruises Limited                        111,600             5,950
GTECH Holdings Corp. (b)                               178,900             5,714
                                                                       ---------
                                                                          17,877
Consumer Staples 5.7%
Dean Foods Co.                                         132,000             7,854
Richfood Holdings, Inc.                                256,450             7,245
Interstate Bakeries Corp.                              176,000             6,578
Flowers Industries, Inc.                               316,100             6,500
Suiza Foods Corp. (b)                                   73,000             4,348
                                                                       ---------
                                                                          32,525
Energy 11.2%
Falcon Drilling Co., Inc. (b)                          249,900             8,762
Cooper Cameron Corp. (b)                               115,800             7,064
Baker Hughes, Inc.                                     154,700             6,749
EVI, Inc. (b)                                          121,400             6,282
Weatherford Enterra, Inc. (b)                          138,300             6,051
Tosco Corp.                                            157,700             5,963
BJ Services Co. (b)                                     81,300             5,849
Smith International, Inc. (b)                           93,600             5,745
Parker Drilling Co. (b)                                465,100             5,668
Diamond Offshore Drilling, Inc.                        111,600             5,371
Camco International, Inc.                               10,000               637
                                                                       ---------
                                                                          64,141
Financial and Business Services 28.9%
Cullen/Frost Bankers, Inc.                             148,900             9,036
Union Planters Corp.                                   110,100             7,480
Mercantile BanCorp.                                    118,113             7,264
Valassis Communications, Inc. (b)                      194,600             7,200
Crestar Financial Corp.                                125,100             7,131
Allmerica Financial Corp.                              141,300             7,056
SunAmerica, Inc.                                       163,450             6,987
AmSouth Bancorp.                                       128,400             6,974
Equity Residential Properties Trust                    134,500             6,801
Progressive Corp.                                       55,600             6,665
Crescent Real Estate Equities Co.                      166,200             6,544
Protective Life Corp.                                  109,500             6,543
Ambac, Inc.                                            134,500             6,187
Equifax, Inc.                                          171,900             6,092
Summit Bancorp                                         113,990             6,070
Finova Group, Inc.                                     120,500             5,987
PaineWebber Group, Inc.                                168,400             5,820
Mutual Risk Management Limited                         194,230             5,807
Public Storage, Inc.                                   196,000             5,757
Penncorp Financial Group, Inc.                         160,300             5,721
PMI Group, Inc.                                         78,900             5,705
Travelers Property Casualty `A'                        125,500             5,522
Popular, Inc.                                          104,600             5,178
Bank United Corp.                                       90,900             4,448
LNR Property Corp.                                     150,100             3,546
BB&T Corp.                                              47,500             3,043
City National Corp.                                     25,000               923
HCC Insurance Holdings, Inc.                            36,550               777
Magna Group, Inc.                                       15,000               686
Associated Banc-Corp                                    12,000               661
Reinsurance Group of America                            15,000               638
Crescent Operating, Inc. (b)                            14,330               351
First Midwest Bancorp, Inc.                              1,250                55
                                                                       ---------
                                                                         164,655
Health Care 4.4%
Health Management Assn., Inc. 'A' (b)                  275,125             6,947
Watson Pharmaceutical, Inc. (b)                        204,000             6,617
DePuy, Inc. (b)                                        208,600             5,997
Guidant Corp.                                           84,800             5,279
                                                                       ---------
                                                                          24,840
Materials and Processing 7.4%
Fort James Corp.                                       178,512             6,828
Sealed Air Corp. (b)                                   104,100             6,428
Southdown, Inc.                                        104,900             6,189
Cytec Industries, Inc. (b)                             129,800             6,092
Lennar Corp.                                           275,700             5,945
Lear Corp. (b)                                         120,700             5,733
BetzDearborn, Inc.                                      75,600             4,616
Mueller Industries, Inc. (b)                            10,000               590
                                                                       ---------
                                                                          42,421
Technology 8.2%
Compuware Corp. (b)                                    264,100             8,451
Sanmina Corp. (b)                                       94,300             6,389
Tech Data Corp. (b)                                    156,400             6,080
Comdisco, Inc.                                         178,775             5,978
American Power Conversion Corp. (b)                    245,500             5,800
SCI Systems, Inc. (b)                                  118,600             5,167
Iomega Corp. (b)                                       364,200             4,530
Network Associates, Inc. (b)                            79,700             4,214
                                                                       ---------
                                                                          46,609
Transportation 2.3%
Comair Holdings, Inc.                                  291,700             7,037
CNF Transportation, Inc.                               153,300             5,883
                                                                       ---------
                                                                          12,920
Utilities 3.2%
El Paso Natural Gas Co.                                 94,900             6,311
IPALCO Enterprises, Inc.                               143,400             6,014
National Fuel Gas Co.                                  114,600             5,580
Oneok, Inc.                                             15,000               606
                                                                       ---------
                                                                          18,511
                                                                       ---------
Total Common Stocks                                                      547,919
                                                                       =========
(Cost $418,184)

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 9.3%
--------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreements 9.3%

State Street Bank
    4.250% due 01/02/98                               $  53,269           53,269
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98
    valued at $54,335,121. Repurchase
    proceeds are $53,281,577.)

                                                                       ---------
Total Short-Term Instruments                                              53,269
                                                                       =========
(Cost $53,269)

Total Investments (a) 105.3%                                           $ 601,188

(Cost $471,453)

Other Assets and Liabilities (Net) (5.3%)                               (30,423)
                                                                       ---------

Net Assets 100.0%                                                      $ 570,765
                                                                       =========


34  See accompaning notes

--------------------------------------------------------------------------------
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $ 132,823


Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (3,088)
                                                                      ----------


Unrealized appreciation-net                                           $ 129,735
                                                                      ==========

(b) Non-income producing security.


                                                     See accompanying notes   35

Schedule of Investments

Target Fund

December 31, 1997 (Unaudited)

                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 93.4%
--------------------------------------------------------------------------------

Capital Goods 1.5%
Trinity Industries, Inc.                                 389,900      $  17,399

Communications 7.9%
Teleport Communications Group, Inc. (b)                  713,200         39,137
Paging Network, Inc. (b)                               2,664,000         28,638
Nextel Communications, Inc. `A' (b)                      502,900         13,076
360 Communications Co. (b)                               597,200         12,056
                                                                    ------------
                                                                         92,907

Consumer Discretionary 20.4%
Intuit, Inc. (b)                                         946,200         39,031
Nordstrom, Inc.                                          504,700         30,471
Sunbeam-Oster, Inc.                                      706,500         29,761
Fred Meyer, Inc. (b)                                     804,100         29,249
Outback Steakhouse, Inc. (b)                             831,800         23,914
Scholastic Corp. (b)                                     457,900         17,171
Michaels Stores, Inc. (b)                                551,600         16,134
HON Industries                                           270,000         15,930
Hasbro, Inc.                                             468,700         14,764
Payless ShoeSource, Inc. (b)                             175,200         11,760
Black & Decker Corp.                                     278,800         10,891
                                                                    ------------
                                                                        239,076

Consumer Services 3.3%
Jacor Communications, Inc. (b)                           365,900         19,439
Pittston Brink's Group                                   482,500         19,421
                                                                    ------------
                                                                         38,860

Consumer Staples 1.9%
International Home Foods, Inc. (b)                       807,000         22,596

Energy 8.6%
Weatherford Enterra, Inc. (b)                            723,100         31,636
Sun Co., Inc.                                            674,600         28,375
Santa Fe Energy Resources, Inc. (b)                    1,708,200         19,217
Anadarko Petroleum Corp.                                 198,400         12,041
Grey Wolf, Inc. (b)                                    1,693,800          9,104
                                                                    ------------
                                                                        100,373

Environmental Services 2.3%
Allied Waste Industries, Inc. (b)                      1,149,700         26,802

Financial and Business Services 21.3%
Dime Bancorp, Inc.                                     2,063,800         62,430
Charter One Financial, Inc.                              456,720         28,830
Providian Financial Corp. (b)                            551,600         24,926
Marshall & Ilsley Corp.                                  385,200         23,931
AccuStaff, Inc. (b)                                      949,800         21,846
Golden West Financial Corp.                              198,700         19,435
Union Planters Corp.                                     247,200         16,794
First Tennessee National Corp.                           209,700         13,997
Catellus Development Corp. (b)                           642,000         12,840
Capital One Financial Corp.                              234,000         12,680
CIT Group, Inc. `A' (b)                                  347,500         11,207
                                                                    ------------
                                                                        248,916

Materials and Processing 1.0%
Solutia, Inc.                                            445,700         11,895

Miscellaneous 5.2%
Federal-Mogul Corp.                                      944,700         38,260
Ceridian Corp. (b)                                       503,900         23,085
                                                                    ------------
                                                                         61,345

Technology 15.5%
Unisys Corp. (b)                                       2,126,800         29,509
Symantec Corp. (b)                                     1,137,300         24,950
Electronic Arts, Inc. (b)                                611,000         23,103
National Semiconductor Corp. (b)                         771,100         20,001
Sanmina Corp. (b)                                        287,200         19,458
American Power Conversion Corp. (b)                      762,800         18,021
Check Point Software Technologies Limited (b)            438,800         17,881
Apollo Group, Inc. `A' (b)                               252,800         11,945
Lam Research Corp. (b)                                   396,100         11,586
Adtran, Inc. (b)                                         201,500          5,541
                                                                    ------------
                                                                        181,995

Transportation 4.5%
Kansas City Southern Industries, Inc.                    841,600         26,721
Southwest Airlines Co.                                 1,039,650         25,601
                                                                    ------------
                                                                         52,322
                                                                    ------------
Total Common Stocks                                                   1,094,486
(Cost $1,029,794)                                                   ============


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.8%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                           (000s)

Commercial Paper 7.8%
BBV Finance Delaware, Inc.
     5.820% due 01/09/98                              $   18,300         18,279
CIESCO LP
     5.900% due 01/07/98                                  13,000         12,989
CXC, Inc.
     5.970% due 01/05/98                                  10,000          9,995
E.I. Du Pont de Nemours
     6.000% due 01/13/98                                   9,500          9,483
Goldman Sachs & Co.
     5.850% due 01/06/98                                  15,000         14,990
UBS Finance (de), Inc.
     6.250% due 01/02/98                                  13,500         13,500
     6.500% due 01/02/98                                   1,300          1,300
Windmill Funding Corp.
     6.050% due 01/15/98                                  10,000          9,978
                                                                    ------------
Total Short-Term Instruments                                             90,514
(Cost $90,514)                                                      ============


Total Investments (a) 101.2%                                        $ 1,185,000
(Cost $1,120,308)

Other Assets and Liabilities (Net) (1.2%)                               (13,639)
                                                                    ------------

Net Assets 100.0%                                                   $ 1,171,361
                                                                    ============


Notes to Schedule of Investments ($ in thousands):



(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:


Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                $   112,841

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (48,149)
                                                                    ------------

Unrealized appreciation-net                                         $    64,692
                                                                    ============

(b) Non-income producing security.


36   See accompanying notes

Schedule of Investments

Small Cap Value Fund

December 31, 1997 (Unaudited)


                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.0%
--------------------------------------------------------------------------------

Capital Goods 8.5%
Del Webb Corp.                                            91,100      $   2,368
Westinghouse Air Brake Co.                                91,000          2,332
C&D Technologies, Inc.                                    46,800          2,258
Zurn Industries, Inc.                                     67,000          2,106
Gleason Corp.                                             78,100          2,104
Allied Products Corp.                                     85,500          2,052
Barnes Group, Inc.                                        90,000          2,048
Tecumseh Products Co. `A'                                 41,900          2,043
Oshkosh Truck Corp. `B'                                  109,400          1,976
Nacco Industries, Inc. `A'                                 7,800            836
                                                                      ----------
                                                                         20,123

Consumer Discretionary 13.0%
Fleetwood Enterprises, Inc.                               57,700          2,449
Harman International Industries, Inc.                     54,000          2,292
Stanhome, Inc.                                            88,000          2,261
Borg-Warner Automotive, Inc.                              43,000          2,236
Fedders USA, Inc.                                        350,000          2,188
Toro Co.                                                  50,500          2,153
Bowne & Co., Inc.                                         53,100          2,117
Guilford Mills, Inc.                                      77,050          2,109
Garan, Inc.                                               81,600          2,101
La-Z-Boy Inc.                                             48,200          2,079
Sturm Ruger & Co., Inc.                                  112,500          2,074
Brown Group, Inc.                                        150,000          1,997
Ennis Business Forms                                     213,800          1,978
Rival Co.                                                144,300          1,894
Burlington Coat Factory Warehouse Corp.                   42,500            698
                                                                      ----------
                                                                         30,626

Consumer Services 2.5%
Lubys Cafeterias, Inc.                                   118,500          2,081
Chemed Corp.                                              49,700          2,059
Applebee's International, Inc.                            94,400          1,705
                                                                      ----------
                                                                          5,845

Consumer Staples 3.5%
DIMON, Inc.                                               83,000          2,179
Nash Finch Co.                                           114,400          2,174
Universal Corp.                                           49,700          2,044
Marsh Supermarkets, Inc. `B'                             111,400          1,664
Great Atlantic & Pacific Tea Co., Inc.                     4,000            119
                                                                      ----------
                                                                          8,180

Energy 6.6%
Vintage Petroleum, Inc.                                  120,000          2,280
World Fuel Services Corp.                                108,500          2,278
Offshore Logistics, Inc. (b)                             105,450          2,254
Mitchell Energy & Development Corp. `B'                   77,000          2,243
Snyder Oil Corp.                                         120,000          2,190
Western Gas Resources, Inc.                               97,000          2,146
Aquila Gas Pipeline Corp.                                160,000          2,060
                                                                      ----------
                                                                         15,451

Financial and Business Services 19.6%
Interra Financial, Inc.                                   35,600          2,456
McGrath Rentcorp                                          99,000          2,426
Southwest Securities Group, Inc.                          89,200          2,297
BankAtlantic Bancorp, Inc. `A'                           135,500          2,210
Merrill Corp.                                             94,700          2,202
PXRE Corp.                                                66,000          2,190
Orion Capital Corp.                                       47,000          2,183
Centris Group, Inc.                                       97,000          2,164
FirstBank Puerto Rico                                     63,500          2,163
Capstead Mortgage Corp.                                  108,000          2,153
Glimcher Realty Trust                                     95,100          2,146
AmerUs Life Holdings, Inc.                                57,894          2,135
TriNet Corp. Realty Trust, Inc.                           55,000          2,128
Excel Realty Trust, Inc.                                  67,200          2,117
Kelly Services, Inc.                                      70,000          2,100
United Dominion Realty Trust                             148,815          2,074
Eaton Vance Corp.                                         54,600          2,061
Commercial Federal Corp.                                  57,750          2,054
American Health Properties, Inc.                          74,300          2,048
Sovereign Bancorp, Inc.                                   97,720          2,028
SIS Bancorp, Inc.                                         37,700          1,515
First Hawaiian, Inc.                                      24,100            958
Chittenden Corp.                                           9,162            321
                                                                      ----------
                                                                         46,129
Health Care 2.8%
Bergen Brunswig Corp. `A'                                 52,618          2,217
Bindley Western Industries, Inc.                          71,000          2,192
Integrated Health Services, Inc.                          68,300          2,130
                                                                      ----------
                                                                          6,539

Materials and Processing 17.6%
Continental Homes Holding Corp.                           62,200          2,503
GenCorp, Inc.                                             91,000          2,275
Commonwealth Industries, Inc.                            152,000          2,204
Caraustar Industries, Inc.                                62,700          2,147
Kaman Corp.                                              131,000          2,145
Ethyl Corp.                                              277,000          2,129
Zeigler Coal Holding Co.                                 130,500          2,129
Butler Manufacturing Co.                                  65,600          2,116
Universal Forest Products, Inc.                          155,000          2,112
Quanex Corp.                                              75,000          2,109
Southdown, Inc.                                           35,700          2,106
Wausau-Mosinee Paper Corp.                               104,000          2,093
Castle (A.M.) & Co.                                       91,100          2,084
Park Electrochemical Corp.                                72,900          2,068
Texas Industries, Inc.                                    45,900          2,066
Intermet Corp.                                           118,000          2,065
Commercial Metals Co.                                     65,000          2,051
Cleveland-Cliffs, Inc.                                    44,400          2,034
Mississippi Chemical Corp.                               106,700          1,947
Wellman, Inc.                                             53,300          1,039
                                                                      ----------
                                                                         41,422

Technology 5.3%
Innovex, Inc.                                             98,300          2,255
Dallas Semiconductor Corp.                                53,000          2,160
Cohu, Inc.                                                69,000          2,113
Thiokol Corp.                                             26,000          2,113
Pioneer Standard Electronics, Inc.                       138,000          2,104
MTS Systems Corp.                                         45,700          1,714
                                                                      ----------
                                                                         12,459

Transportation 3.6%
Roadway Express, Inc.                                    104,000          2,301
USFreightways Corp.                                       69,000          2,242
Sea Containers Limited `A'                                65,000          2,080
ASA Holdings, Inc.                                        69,100          1,965
                                                                      ----------
                                                                          8,588
Utilities 8.0%
Rochester Gas & Electric Corp.                            70,000          2,380
Public Service Co. of New Mexico                          92,500          2,191
United Illuminating Co.                                   47,600          2,187
Commonwealth Energy System                                64,900          2,158
Eastern Enterprises                                       47,600          2,142
Eastern Utilities Assn                                    80,700          2,118
Aliant Communications, Inc.                               65,200          2,046
Southern California Water Co.                             80,700          2,027
Energen Corp.                                             39,000          1,550
                                                                      ----------
                                                                         18,799
                                                                      ----------
Total Common Stocks                                                     214,161
(Cost $193,361)                                                       ==========


                                                    See accompanying notes    37

Small Cap Value Fund

December 31, 1997 (Unaudited)


                                                       Principal
                                                          Amount           Value
                                                          (000s)          (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 9.1%
--------------------------------------------------------------------------------
Repurchase Agreements 9.1%

State Street Bank
    4.250% due 01/02/98                               $   21,526         21,526
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued
    at $21,960,550.  Repurchase proceeds
    are $21,531,083.)

Total Short-Term Instruments                                             21,526
(Cost $21,526)                                                       -----------

Total Investments (a) 100.1%                                         $  235,687
(Cost $214,887)

Other Assets and Liabilities (Net) (0.1%)                                  (140)
                                                                     -----------
Net Assets 100.0%                                                    $  235,547
                                                                     ===========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $   26,762

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (5,962)
                                                                     -----------
Unrealized appreciation-net                                          $   20,800
                                                                     ===========


(b) Non-income producing security.



38   See accompanying notes

Schedule of Investments

Opportunity Fund

December 31, 1997 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 93.7%
--------------------------------------------------------------------------------

Building 6.0%
U.S. Home Corp. (b)                                      500,000      $  19,625
Lone Star Industries, Inc.                               175,000          9,297
Medusa Corp.                                             200,000          8,362
Champion Enterprises, Inc. (b)                           400,000          8,225
                                                                      ----------
                                                                         45,509

Capital Goods 8.6%
Halter Marine Group, Inc. (b)                            754,200         21,777
Tower Automotive, Inc. (b)                               400,000         16,825
Motivepower Industries, Inc. (b)                         638,900         14,854
Terex Corp. (b)                                          500,000         11,750
                                                                      ----------
                                                                         65,206

Communications 5.4%
Winstar Communications, Inc. (b)                         995,000         24,813
Premiere Technologies, Inc.                              600,000         16,575
                                                                      ----------
                                                                         41,388

Consumer Discretionary 9.8%
Linens`N Things, Inc. (b)                                540,000         23,557
Windmere Corp.                                           850,000         19,178
The Men's Wearhouse, Inc. (b)                            500,000         17,375
CapStar Hotel Co. (b)                                    300,000         10,294
North Face, Inc. (b)                                     100,000          2,200
Knoll, Inc. (b)                                           63,300          2,034
                                                                      ----------
                                                                         74,638

Consumer Staples 4.5%
Whole Foods Market, Inc. (b)                             350,100         17,899
Smithfield Foods (b)                                     500,000         16,500
                                                                      ----------
                                                                         34,399

Energy 7.0%
Veritas DGC, Inc. (b)                                    800,000         31,600
Offshore Logistics, Inc. (b)                             604,200         12,915
UTI Energy Corp. (b)                                     331,000          8,565
                                                                      ----------
                                                                         53,080

Financial and Business Services 6.5%
Golden State Bancorp, Inc. (b)                         1,000,000         37,375
First Alliance Corp. (b)                                 645,000         11,852
                                                                      ----------
                                                                         49,227

Health Care 7.2%
Cytyc Corp. (b)                                          750,000         18,656
Curative Health Services, Inc. (b)                       450,000         13,669
Concentra Managed Care, Inc. (b)                         357,200         12,055
Dura Pharmaceuticals, Inc. (b)                           250,000         11,469
                                                                      ----------
                                                                         55,849
Technology 33.8%
Computer Horizons Corp. (b)                            1,000,000         45,000
Network Appliance, Inc. (b)                              770,000         27,335
Wind River Systems (b)                                   635,000         25,201
Lernout & Hauspie Speech Products NV (b)                 500,000         23,250
Manugistics Group, Inc. (b)                              500,000         22,312
BEA Systems, Inc. (b)                                  1,000,000         17,313
Brightpoint, Inc. (b)                                  1,200,000         16,650
Tracor, Inc. (b)                                         500,000         15,188
DSP Communications, Inc. (b)                             918,000         11,016
Data General Corp. (b)                                   600,000         10,462
Credence Systems Corp. (b)                               350,000         10,369
Kent Electronics Corp. (b)                               400,000         10,050
Vanstar Corp. (b)                                        850,000          9,616
Davox Corp. (b)                                          250,000          8,156
MRV Communications, Inc. (b)                             260,000          6,208
                                                                      ----------
                                                                        258,126

Transportation 4.9%
Airborne Freight Corp.                                   600,000         37,275
                                                                      ----------
Total Common Stocks                                                     714,697
(Cost $553,568)                                                       ==========


                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 11.2%
--------------------------------------------------------------------------------

Commercial Paper 11.2%
BBV Finance Delaware, Inc.
     5.820% due 01/09/98                               $  10,800      $  10,788
CIESCO LP
     5.870% due 01/20/98                                  13,000         12,962
CommerzBank
     5.830% due 01/16/98                                   1,000            998
CXC, Inc.
     5.970% due 01/05/98                                  13,000         12,994
E.I. Du Pont de Nemours
     5.950% due 01/08/98                                   2,500          2,497
Goldman Sachs & Co.
     5.900% due 01/07/98                                   2,300          2,298
     6.000% due 01/13/98                                  13,000         12,976
UBS Finance (de), Inc.
     6.250% due 01/02/98                                   5,300          5,300
Windmill Funding Corp.
     6.050% due 01/07/98                                  13,000         12,989
     6.050% due 01/15/98                                  11,300         11,275
                                                                      ----------
Total Short-Term Instruments                                             85,077
(Cost $85,077)                                                        ==========


Total Investments (a) 104.9%                                          $ 799,774
(Cost $638,645)

Written Options (c) (0.1%)                                               (1,119)
(Premiums $753)

Other Assets and Liabilities (Net) (4.8%)                               (36,341)
                                                                      ----------

Net Assets 100.0%                                                     $ 762,314
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                               $ 181,193

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                                 (20,064)
                                                                      ----------

Unrealized appreciation-net                                           $ 161,129
                                                                      =========

(b) Non-income producing security.

(c) Premiums received on written options:

                                                         Premiums
Type                                    Contracts        Received
--------------------------------------------------------------------------------
Call - Cytyc Corp.
   Strike @ 25.00 Exp. 01/15/98              1000      $     168      $    (144)
Call - Manugistics Group, Inc.
   Strike @ 40.00 Exp. 01/15/98              2000            585           (975)
                                                       -------------------------
                                                        $    753      $  (1,119)
                                                       =========================


                                                     See accompanying notes   39

Schedule of Investments

International Developed Fund

December 31, 1997 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 89.4%
--------------------------------------------------------------------------------

Australia 0.7%
Westpac Banking Corp.                                     26,700        $   171
Broken Hill Property Co.                                  12,022            112
News Corp. Limited                                        18,600            103
Pasminco Limited                                          84,000             96
Comalco Limited                                           16,200             67
Amcor Limited `A'                                         14,800             65
Tabcorp Holdings Limited                                   8,850             42
Leighton Holdings Limited                                 10,400             36
QNI Limited                                               20,000             13
                                                                        --------
                                                                            705

Belgium 2.1%
Webs-Belgium                                             118,700          1,966

Finland 5.9%
Nokia Corp.                                               34,810          2,492
Werner Soderstrom Osakey `B'                              15,000            559
Hartwall OY AB                                             5,110            422
UPM-Kymmene Corp.                                         19,880            398
Okobank `A'                                               22,300            354
Metsa Serla `B'                                           41,540            324
Rautaruukki OY                                            30,600            247
Neste OY                                                   9,030            219
Yit-Yhtyma OY                                             18,580            210
Enso OY `R'                                               21,700            168
Viking Line AB                                             4,000            162
Rauma Group OY                                               400              6
                                                                        --------
                                                                          5,561

France 13.0%
Societe Generale                                           8,810          1,201
Banque National de Paris                                  21,350          1,135
Compagnie Generale des Eaux                                6,700            935
PSA Peugeot Citroen                                        7,050            889
L'OREAL                                                    2,250            881
Alcatel Alsthom                                            6,410            815
Elf Aquitaine SA                                           6,642            773
Pinault-Printemps-Redoute SA                               1,390            742
Groupe Danone                                              4,000            715
France Telecom SA (b)                                     18,000            653
AXA-UAP                                                    7,740            599
Groupe GTM                                                 8,800            592
Lafarge SA                                                 9,000            591
Total SA                                                   5,080            553
Compagnie de Saint Gobain                                  3,390            482
Valeo                                                      6,910            469
Credit Commercial de France                                5,250            360
Compagnie Gen de Eaux Warrants (b)                         2,800              2
                                                                        --------
                                                                         12,387

Germany 10.1%
Mannesmann AG                                              3,063          1,538
VEBA AG                                                   19,990          1,362
Bayer AG                                                  29,660          1,101
Allianz AG                                                 3,330            859
RWE AG                                                    14,100            757
Siemens AG                                                10,000            603
Degussa AG                                                 9,900            490
MAN AG                                                     2,150            488
Daimler Benz AG                                            6,600            466
BASF AG                                                   12,700            453
Commerzbank AG                                            11,300            440
Deutsche Bank AG                                           5,700            399
Volkswagen AG                                                630            352
Dresdner Bank AG                                           6,760            307
                                                                        --------
                                                                          9,615

Ireland 3.4%
Allied Irish Banks PLC                                   116,300          1,129
CRH PLC                                                   69,000            809
Jefferson Smurfit Group PLC                              228,000            644
Irish Life PLC                                            76,500            440
Kerry Group PLC `A'                                       20,700            222
                                                                        --------
                                                                          3,244

Italy 8.7%
ENI SpA                                                  228,800        $ 1,297
Telecom Italia Mobile SpA                                211,000            974
Telecom Italia SpA                                       142,220            908
Istituto Mobiliare Italiano SpA                           70,000            831
Banca Commerciale Italiana                               214,000            744
Assicuazioni Generali                                     23,000            565
Edison SpA                                                88,000            532
Fiat SpA                                                 161,000            468
Instituto Nazionale delle Assicurazioni                  226,000            458
Benetton Group SpA                                        27,040            443
Alleanza Assicurazioni                                    39,000            388
Italcementi SpA                                           54,000            376
Danieli & Co.                                             45,000            309
                                                                        --------
                                                                          8,293

Japan 14.6%
NEC Corp.                                                112,000          1,194
Fuji Photo Film                                           31,000          1,189
Sumitomo Bank Limited                                    104,000          1,188
Fanuc                                                     31,000          1,174
Nippon Telegraph & Telephone                                 264          1,134
Fujisawa Pharmaceutical                                  107,000            935
Murata Manufacturing Co.                                  28,000            704
Toyota Motor Corp.                                        24,000            688
Aoyama Trading Co. Limited                                36,700            656
Tokio Marine & Fire Insurance Co.                         56,000            636
Sumitomo Trust & Banking                                 114,000            593
Mitsui O.S.K. Lines Limited (b)                          424,000            588
Kirin Brewery Co. Limited                                 72,000            524
Canon, Inc.                                               21,000            489
Matsushita Electric Industrial Co. Limited                33,000            483
Hitachi Limited                                           66,000            471
Tokyo Electric Power                                      23,600            431
Bridgestone Corp.                                         19,000            412
Ito-Yokado Co. Limited                                     7,000            357
                                                                        --------
                                                                         13,846

Netherlands 5.9%
Royal Dutch Petroleum Co.                                 33,900          1,862
Unilever NV                                               11,064            682
Verernigde Nederlandse Uitgeversbedrijven
   Verenigd Bezit                                         16,800            474
ING Groep NV                                               9,195            387
Vendex International NV                                    6,800            375
PolyGram NV                                                7,000            335
Akzo Noble NV                                              1,940            335
ABN-AMRO Holdings                                         16,280            317
Royal PTT Nederland NV                                     7,600            317
Philips Electronics NV                                     5,100            306
Elsevier NV                                               16,200            262
                                                                        --------
                                                                          5,652
Portugal 3.9%
Portugal Telecom SA                                       25,500          1,184
Banco Espirito Santo e Comercial de Lisboa SA             20,000            595
Banco Comercial Portugues SA `R'                          21,000            430
EDP-Electricidade de Portugal SA                          22,500            426
Cimpor-Cimentos de Portugal SGPS SA                       15,000            393
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                                5,300            214
Jeronimo Martins, SGPS, SA Rights (b)                      4,600            210
Jeronimo Martins, SGPS, SA (b)                             4,600            146
Brisa-Auto Estradas de Portugal SA (b)                     3,600            129
                                                                        --------
                                                                          3,727

Spain 2.5%
Telefonica de Espana                                      13,650            390
Banco Bilbao Vizcaya, SA                                  10,800            349
Iberdrola SA                                              25,500            335
Banco Popular Espanol SA                                   4,300            301
Corporacion Bancaria de Espana SA                          4,700            286
Repsol SA                                                  6,700            286
Gas Y Electricidad SA `2'                                  3,100            224
Gas Natural SDG SA `E'                                     4,100            213
                                                                        --------
                                                                          2,384

Switzerland 8.0%
Novartis AG                                                1,141          1,850
Roche Holding AG                                             140          1,389
UBS (Schweiz Bankgesellschaft)                               710          1,026


40   See accompanying notes

                                                                          Value
                                                          Shares          (000s)
================================================================================
Nestle SA                                                    601       $     900
Credit Suisse Group                                        3,344             517
Kuoni Reisen AG                                              130             487
Clariant AG                                                  545             455
ABB AG                                                       294             369
Holderbank Financiere Glarus AG                              385             314
Tag Heuer International SA (b)                             3,040             264
Ciba Specialty Chemicals AG (b)                                6               1
                                                                       ---------
                                                                           7,572

United Kingdom 10.6%
Lloyds TSB Group PLC                                      81,404           1,057
Zeneca Group                                              21,560             762
SmithKline Beecham PLC                                    64,896             670
Scottish Power PLC                                        72,280             640
Unilever PLC                                              71,200             613
Abbey National PLC                                        31,900             553
Scottish & Newcastle PLC                                  43,800             532
Boots Co. PLC                                             36,200             528
Prudential                                                45,100             526
Commercial Union PLC                                      34,900             518
Shell Transport & Trading Co.                             69,900             510
LASMO PLC                                                 98,000             438
Glaxo Wellcome PLC                                        17,000             404
Wolseley PLC                                              48,800             389
HSBC Holdings PLC                                         14,000             363
IMI PLC                                                   50,100             336
EMI Group PLC                                             38,700             335
British Telecommunications PLC                            41,500             329
Tesco PLC                                                 40,000             324
British Petroleum Co. PLC                                 22,900             303
                                                                       ---------
                                                                          10,130
                                                                       ---------
Total Common Stocks                                                       85,082
                                                                       =========
(Cost $77,365)

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 9.8%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)
Time Deposits 9.8%
State Street Bank
    5.250% due 01/02/98                                  $ 9,331          9,331
                                                                      ---------
TOTAL SHORT-TERM INSTRUMENTS                                              9,331
                                                                      =========
(Cost $9,331)
Total Investments (a) 99.2%                                           $  94,413
(Cost $86,696)

Other Assets and Liabilities (Net) 0.8%                                     762
                                                                      ---------

Net Assets 100.0%                                                     $  95,175
                                                                      =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $  12,589

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (4,872)
                                                                      ---------
Unrealized appreciation-net                                           $   7,717
                                                                      =========
(b) Non-income producing security.


                                                      See accompanying notes  41

Schedule of Investments

International Fund

December 31, 1997 (Unaudited)

                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
  COMMON STOCKS 97.1%
--------------------------------------------------------------------------------
Chile 5.2%
Compania de Telecomunicaciones de Chile SA SP - ADR       65,700         $ 1,963
Enersis SA SP - ADR                                       50,100           1,453
Empresa Nacional de Electricidad SA SP - ADR              59,200           1,047
Chilgener SA SP - ADR                                     38,133             934
Banco Santander Chile SP - ADR                            60,350             852
Compania Cervecerias Unidas SA SP - ADR                   20,300             596
Quimica Minera Chile SA SP - ADR                          12,200             537
Madeco SA - ADR                                           20,742             316
Maderas Y Sinteticos SP - ADR                             30,400             289
                                                                         -------
                                                                           7,987
Finland 8.2%
Nokia Corp.                                               78,100           5,591
Werner Soderstrom Osakey `B'                              38,500           1,435
Hartwall OY AB                                            11,480             948
Okobank `A'                                               59,200             939
UPM-Kymmene Corp.                                         35,650             713
Rautaruukki OY                                            80,900             653
Metsa Serla `B'                                           79,470             620
Neste OY                                                  25,250             612
Yit-Yhtyma OY                                             45,500             514
Enso OY `R'                                               57,400             445
Viking Line AB                                             5,750             232
Rauma Group OY                                               630              10
                                                                         -------
                                                                          12,712
France 11.2%
Societe Generale                                          11,730           1,599
Banque National de Paris                                  26,450           1,406
PSA Peugeot Citroen                                       10,120           1,277
L'OREAL                                                    3,220           1,260
Compagnie Generale des Eaux                                8,910           1,244
Alcatel Alsthom                                            9,130           1,161
Groupe Danone                                              6,400           1,144
Elf Aquitaine SA                                           9,072           1,055
Pinault-Printemps-Redoute SA                               1,890           1,009
Lafarge SA                                                14,300             938
France Telecom SA (b)                                     23,300             845
Groupe GTM                                                12,000             808
AXA-UAP                                                   10,214             791
Total SA                                                   6,760             736
Compagnie de Saint Gobain                                  4,720             671
Credit Commercial de France                                7,150             490
Schneider SA                                               8,231             447
Valeo                                                      6,360             432
Compagnie Gen de Eaux Warrants (b)                         2,750               2
                                                                         -------
                                                                          17,315
Germany 6.0%
Mannesmann AG                                              2,830           1,421
VEBA AG                                                   18,710           1,274
Bayer AG                                                  27,340           1,015
Allianz AG                                                 3,360             867
RWE AG                                                    13,100             703
Siemens AG                                                10,020             605
Commerzbank AG                                            12,600             490
MAN AG                                                     2,050             465
Degussa AG                                                 9,370             464
Daimler Benz AG                                            6,200             438
BASF AG                                                   11,700             418
Deutsche Bank AG                                           5,250             367
Volkswagen AG                                                640             358
Dresdner Bank AG                                           6,320             287
                                                                         -------
                                                                           9,172
Hungary 3.8%
Magyar Tavkozlesi Rt. (b)                                336,000           1,784
MOL Magyar Olaj-es Gazipare                               54,200           1,314
Richter Gedeon                                            11,000           1,250
OTP Bank                                                  25,400             963
Danubius Hotel (b)                                        10,000             304
Graboplast                                                 5,650             299
                                                                         -------
                                                                           5,914

Ireland 3.9%
Allied Irish Banks PLC                                   216,000       $   2,096
CRH PLC                                                  127,000           1,490
Jefferson Smurfit Group PLC                              422,000           1,192
Irish Life PLC                                           142,000             817
Kerry Group PLC `A'                                       38,500             413
                                                                         -------
                                                                           6,008

Israel 4.6%
ECI Telecommunications Limited                            37,100             946
Israel Chemicals Limited                                 602,000             815
Teva Pharmaceutical Industries Limited                    15,860             752
Bank Hapoalim Limited                                    301,000             722
Blue Square Chain Stores (b)                              64,200             613
Industrial Buildings Corp.                               356,000             606
Bezek Israeli Telecommunication Corp. Limited            199,800             552
Formula Systems Limited (b)                               17,300             532
Clal Israel Limited                                    1,768,000             525
Elite Industries Limited                                  13,800             410
Elco Holdings Limited                                     48,100             394
Agis Industries Limited                                   27,800             226
                                                                         -------
                                                                           7,093

Italy 9.9%
ENI SpA                                                  402,400           2,281
Telecom Italia Mobile SpA                                382,000           1,763
Telecom Italia SpA                                       266,665           1,703
Istituto Mobiliare Italiano SpA                          134,000           1,591
Assicuazioni Generali                                     53,000           1,302
Banca Commerciale Italiana                               310,000           1,078
Fiat SpA                                                 332,600             967
Edison SpA                                               159,000             962
Instituto Nazionale delle Assicurazioni                  465,000             942
Benetton Group SpA                                        44,720             732
Italcementi SpA                                           98,000             683
Danieli & Co.                                             96,000             659
Alleanza Assicurazioni                                    62,000             617
                                                                         -------
                                                                          15,280
Japan 9.4%
Fuji Photo Film                                           36,000           1,380
Sumitomo Bank Limited                                    113,000           1,291
Nippon Telegraph & Telephone                                 290           1,245
Fanuc                                                     31,900           1,208
Hitachi Limited                                          168,000           1,198
Fujisawa Pharmaceutical                                  103,000             900
Murata Manufacturing Co.                                  32,000             805
Tokio Marine & Fire Insurance Co.                         59,000             670
Sumitomo Trust & Banking                                 128,000             665
Toyota Motor Corp.                                        23,000             660
Aoyama Trading Co. Limited                                35,400             632
Kirin Brewery Co. Limited                                 84,000             612
Mitsui O.S.K. Lines Limited (b)                          439,000             609
Canon, Inc.                                               24,000             559
Matsushita Electric Industrial Co. Limited                34,000             498
NEC Corp.                                                 45,000             480
Tokyo Electric Power                                      22,800             416
Bridgestone Corp.                                         18,000             390
Ito-Yokado Co. Limited                                     7,000             357
                                                                         -------
                                                                          14,575
Mexico 6.4%
Telefonos de Mexico - ADR                                 45,570           2,555
Grupo Modelo SA de CV `C'                                 86,600             726
Kimberly Clark de Mexico SA de CV `A'                    137,750             656
Grupo Financiero Banamex Accival `L' (b)                 212,981             549
Cemex SA de CV                                           118,800             539
Grupo Carso SA de CV `A1'                                 75,750             506
Grupo Mexico SA `B'                                      121,900             454
Grupo Televisa SA SP - GDR (b)                            11,400             441
Cifra SA de CV `V'                                       169,356             416
Fomento Economico Mexicano                                47,400             381
Grupo Industrial Bimbo SA de CV `A'                       38,734             375
Alfa SA de CV `A'                                         53,250             359
Industrias Penoles SA                                     77,700             352
Controladora Comercial Mexicana SA de CV                 241,600             315
Empresas ICA Sociedad Controladora SA de CV              111,310             300
Desc SA de CV `B'                                         28,400             271

42 See accompanying notes

                                                                          Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
Empresas La Moderna SA de CV (b)                          39,100       $     209
Apasco SA de CV                                           25,600             176
Tubos de Acero de Mexico SA SP (b)                         7,400             159
TV Azteca SA de CV SP - ADR (b)                            6,000             135
Desc SA de CV `C'                                          1,567              15
Transport Maritima - ADR                                     750               6
                                                                       ---------
                                                                           9,895
Netherlands 5.8%
Royal Dutch Petroleum Co.                                 51,720           2,841
Unilever NV                                               16,840           1,039
Verernigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit                       27,500             776
Vendex International NV                                   12,200             674
ING Groep NV                                              15,455             651
Akzo Noble NV                                              3,280             566
ABN-AMRO Holdings                                         27,300             532
PolyGram NV                                               10,650             510
Philips Electronics NV                                     8,400             504
Royal PTT Nederland NV                                    11,500             480
Elsevier NV                                               24,800             401
                                                                       ---------
                                                                           8,974
Portugal 6.5%
Portugal Telecom SA                                       58,290           2,706
Banco Espirito Santo e Comercial de Lisboa SA             39,600           1,179
EDP-Electricidade de Portugal SA                          58,600           1,110
Companhia de Seguros Mundial Confianca SA (b)             49,100             894
Cimpor-Cimentos de Portugal SGPS SA                       31,370             823
Sonae Investimentor-Sociedade Gestora de
  Participacoes Sociais SA                                15,030             608
Jeronimo Martins, SGPS, SA Rights (b)                     12,780             584
Investec-Consultoria Internacional SA (b)                 17,100             507
Colep-Companhia Portuguesa de Embalagens (b)              30,600             433
Jeronimo Martins, SGPS, SA (b)                            12,780             406
Brisa-Auto Estradas de Portugal SA (b)                     9,800             351
Banco Comercial Portugues SA `R'                          17,000             348
                                                                       ---------
                                                                           9,949
Switzerland 9.5%
Novartis AG                                                2,154           3,492
Roche Holding AG                                             259           2,570
UBS (Schweiz Bankgesellschaft)                             1,410           2,037
Nestle SA                                                  1,215           1,819
Credit Suisse Group                                        6,295             973
Kuoni Reisen AG                                              240             899
Clariant AG                                                1,024             854
ABB AG                                                       494             620
Holderbank Financiere Glarus AG                              724             590
Tag Heuer International SA (b)                             5,600             486
Ciba Specialty Chemicals AG (b)                            2,034             242
                                                                       ---------
                                                                          14,582
Turkey 3.3%
Yapi ve Kredi Bankasi AS                               3,810,200             725
Bagfas Bandirma Gubre Fabrikalari AS                     180,000             586
Akbank TAS                                             1,254,586             552
Migros Turk TAS                                          100,880             456
Otosan Otomobil Sanayii AS                                99,200             412
Haci Omer Sabanci Holding AS (b)                       1,234,800             379
Eregli Demir Ve Celik Fabrikalari TAS                    448,000             345
Adana Cimento Sanayii `A'                                784,700             331
Northern Elektrik Telekomunikasyon AS (b)                162,600             294
Turk Sise Ve Cam Fabrikalari AS (b)                      656,006             241
Izmir Demir Celik Sanayii AS (b)                       3,875,600             229
Arcelik AS                                               425,750             200
Ak-Al Tekstil Sanayii AS                                 851,088             162
Ege Biracilik Ve Malt Sanajii AS                         357,200             161
                                                                       ---------
                                                                           5,073
United Kingdom 2.4%
Lloyds TSB Group PLC                                      30,396             395
Zeneca Group                                               6,900             244
Scottish Power PLC                                        26,672             236
Scottish & Newcastle PLC                                  19,100             232
Boots Co. PLC                                             15,400             225
Unilever PLC                                              26,000             224
SmithKline Beecham PLC                                    20,700             214
Prudential                                                18,000             210
LASMO PLC                                                 43,000             192
Abbey National PLC                                        10,100             175
Commercial Union PLC                                      11,100             165
Shell Transport & Trading Co.                             20,000             146
EMI Group PLC                                             16,740             145
British Telecommunications PLC                            17,800             141
Tesco PLC                                                 17,000             138
HSBC Holdings PLC                                          5,300             138
Wolseley PLC                                              17,000             136
Glaxo Wellcome PLC                                         5,400             128
IMI PLC                                                   16,900             113
British Petroleum Co. PLC                                  6,700              89
                                                                       ---------
                                                                           3,686
Venezuela 1.0%
Compania Anonima Nacional
  Telefonos de Venezuela - ADR                            31,850           1,326
Mavesa SA - ADR                                           25,350             162
                                                                       ---------
                                                                           1,488
                                                                       ---------
Total Common Stocks                                                      149,703
(Cost $129,995)                                                        =========


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.2%
--------------------------------------------------------------------------------
                                                         Principal
                                                          Amount
                                                          (000s)
Time Deposits 3.2%
State Street Bank
     4.500% due 01/02/98                                $  4,992          4,992
                                                                       ---------
Total Short-Term Instruments                                              4,992
(Cost $4,992)                                                          =========

Total Investments (a) 100.3%                                           $154,695
(Cost $134,987)

Other Assets and Liabilities (Net) (0.3%)                                  (450)
                                                                       ---------

Net Assets  100.0%                                                     $154,245
                                                                       =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                                $ 27,116

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                                  (7,408)
                                                                       ---------

Unrealized appreciation-net                                            $ 19,708
                                                                       =========

(b) Non-income producing security.

                                                     See accompanying notes   43

Schedule of Investments

Emerging Markets Fund

December 31, 1997 (Unaudited)

                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------

Argentina 8.1%
YPF Sociedad Anonima - ADR                                22,650      $      774
Telefonica de Argentina - ADR                             20,633             769
Compania Naviera Perez Co. - ADR                          33,512             479
Siderca SA `A'                                           131,516             366
Banco Frances del Rio de la Plata SA                      25,921             241
Astra Cia Argentina de Petro SA                          136,757             239
Banco de Galicia y Buenos Aires SA de CV                  34,442             220
Inversiones Y Representaciones SA - GDR                    2,306              87
Molinos Rio de La Plata SA                                31,266              75
Renault Argentina                                         11,160              16
Siderar SAIC `A' (b)                                       2,946              12
                                                                      ----------
                                                                           3,278
Brazil 9.3%
Telecomunicacoes Brasileiras - ADR                         7,260             845
Centrais Electricas Brasileiras SA `B'                16,126,000             824
Banco Itau SA                                            592,000             318
Banco Bradesco SA                                     27,740,000             273
Telecomunicacoes Brasileiras SA                        2,485,000             253
Petroleo Brasileiro SA                                 1,051,000             246
Companhia Vale do Rio Doce                                11,762             237
Companhia Energetica de Minas Gerais                   4,300,000             187
Usimas Siderurgicas Minas Gerais SA PR                24,219,000             143
Companhia Siderurgica Nacional                         3,472,000              96
White Martins SA                                          62,555              91
Companhia Paulista de Forca e Luz                        680,000              90
Aracruz Celulose SA `B'                                   60,600              84
Companhia Cervejaria Brahma                               56,000              37
Souza Cruz SA                                              4,500              36
Banco Brasileiro Rights                                    1,186               4
Companhia Vale do Rio Doce Rights                         29,662               0
Souza Cruz SA Rights                                       4,500               0
                                                                      ----------
                                                                           3,764
Chile 8.5%
Compania de Telecomunicaciones de Chile SA SP - ADR       28,922             864
Enersis SA SP - ADR                                       21,300             618
Empresa Nacional de Electricidad SA SP - ADR              27,350             484
Chilgener SA SP - ADR                                     16,128             395
Banco Santander Chile SP - ADR                            26,800             378
Quimica Minera Chile SA SP - ADR                           5,330             235
Compania Cervecerias Unidas SA SP - ADR                    7,300             214
Maders Y Sinteticos Sociedad - ADS                        14,090             134
Madeco SA - ADR                                            8,057             123
                                                                      ----------
                                                                           3,445
Hungary 7.3%
Magyar Tavkozlesi Rt. (b)                                173,000             919
MOL Magyar Olaj-es Gazipare                               25,800             626
Richter Gedeon                                             5,500             625
OTP Bank                                                  11,800             447
Danubius Hotel (b)                                         5,700             173
Graboplast                                                 2,700             143
                                                                      ----------
                                                                           2,933
India 6.0%
India Public Sector Fund Limited                          33,000             322
Videsh Sanchar Nigam Limited - ADR (b)                    22,900             321
Hindalco Industries Limited SP - GDR                      12,210             244
Tata Engineering and Locomotive Co. Limited SP - GDR      27,924             233
Bajaj Auto Limited                                        11,100             223
Indian Hotels Co. - GDR                                   11,330             216
State Bank of India - GDR (b)                             11,800             215
Larsen & Tourbro Limited - GDR                            15,180             168
EIH Limited                                               11,780             157
Gujarat Ambuja- GDR                                       15,100             108
BSES Limited - GDR (b)                                     5,900             102
Indian Rayon & Industries Limited - GDR (b)               18,825              81
Steel Authority of India                                  15,300              49
                                                                      ----------
                                                                           2,439
Israel 8.7%
Teva Pharmaceutical Industries Limited                     8,400             398
Bank Hapoalim Limited                                    155,900             374
Israel Chemicals Limited                                 276,000             374
ECI Telecommunications Limited                            13,800             352
Formula Systems Limited (b)                               11,100             342
Clal Israel Limited                                    1,138,000             338
Industrial Buildings Corp.                               152,000             259
Blue Square Chain Stores (b)                              26,900             257
Elco Holdings Limited                                     29,000             238
Bezek Israeli Telecommunication Corp. Limited             83,300             230
Elite Industries Limited                                   6,600             196
Agis Industries Limited                                   16,800             137
                                                                      ----------
                                                                           3,495
Kazakhstan 1.1%
Central Asia Regional                                     54,458             449

Mexico 13.2%
Telefonos de Mexico - ADR                                 23,700           1,329
Cifra SA de CV `V'                                       204,580             503
Grupo Modelo SA de CV `C'                                 46,800             392
Cemex SA de CV                                            80,800             366
Grupo Carso SA de CV `A1'                                 54,300             363
Grupo Televisa SA SP - GDR (b)                             8,910             345
Grupo Financiero Banamex Accival `L' (b)                 114,507             295
Kimberly Clark de Mexico SA de CV `A'                     58,300             278
Grupo Mexico SA `B'                                       71,710             267
Alfa SA de CV `A'                                         34,100             230
Fomento Economico Mexicano                                25,800             207
Empresas La Moderna SA de CV (b)                          30,600             164
Industrias Penoles SA                                     35,400             160
Grupo Industrial Bimbo SA de CV `A'                       16,266             157
Desc SA de CV `B'                                         16,200             154
TV Azteca SA de CV SP - ADR (b)                            5,400             122
                                                                      ----------
                                                                           5,332
Peru 1.1%
Telefonica del Peru SA `B'                                85,738             192
Credicorp Limited                                          4,142              75
Cerveceria Backus Y Johnston SA `T'                       40,981              38
Luz del Sur Servicios SA `B'                              29,900              35
Compania de Minas Buenaventura SA `A'                      4,147              31
Banco Wiese SP - ADR                                       6,000              30
Ferreyros SA                                              18,303              19
Cementos Lima SA                                           7,241              16
Compania de Minas Buenaventura SA `B'                      1,574              12
Southern Peru Copper Corp. `T' (b)                         2,200               8
Minsur SA                                                  3,000               6
                                                                      ----------
                                                                             462

Poland 1.7%
Elektrim Spolka Akcyjna SA                                23,031             223
Bank Rozwoju Eksportu SA                                   5,310             110
Amica Wronki SA (b)                                        5,900             100
Polifarb-Cieszyn-Wroclaw SA (b)                           15,213              72
Bank Slaski SA W Katawicach                                1,080              60
Debica SA                                                  2,180              53
Agros Holding SA (b)                                       2,300              48
                                                                      ----------
                                                                             666
Portugal 9.4%
Portugal Telecom SA                                       21,110             980
Banco Espirito Santo e Comercial de Lisboa SA             14,250             424
EDP-Electricidade de Portugal SA                          22,200             421
Companhia de Seguros Mundial Confianca SA (b)             18,600             339
Cimpor-Cimentos de Portugal SGPS SA                       11,140             292
Investec-Consultoria Internacional SA (b)                  9,300             275
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                                5,700             231
Colep-Companhia Portuguesa de Embalagens (b)              15,100             213
Jeronimo Martins, SGPS SA Rights (b)                       4,338             198
Banco Comercial Portugues SA `R'                           7,000             143
Jeronimo Martins, SGPS SA (b)                              4,338             138
Brisa-Auto Estradas de Portugal SA (b)                     3,700             133
                                                                      ----------
                                                                           3,787
Russia 3.4%
Lukoil Holding SP - ADR                                    5,000             459
Unified Energy Systems - GDR (b)                          12,250             371
AO Tatneft SP - ADR                                        1,500             214
Mosenergo SP - ADR (b)                                     5,100             191
Surgutneftegaz SP - ADR                                   12,600             129
                                                                      ----------
                                                                           1,364

South Africa 7.3%
Nedcor Limited                                            20,350             450
Liberty Life Association of Africa                        12,350             317

44   See accompanying notes

                                                                         Value
                                                          Shares         (000s)
================================================================================

De Beers Centenary AG                                     15,120      $     308
South African Breweries Limited                           11,690            288
Sasol Limited                                             24,400            255
Rembrandt Group Limited                                   34,940            255
Barlow Limited                                            24,280            206
Nasionale Pers Beperk Limited                             25,000            205
Smith C.G. Limited                                        44,730            184
Driefontein Consolidated Limited                          22,800            155
ABSA Group Limited - GDR                                  12,317            140
Metro Cash & Carry Limited                               142,500            124
Norwich Holdings SA Limited                               47,800             74
                                                                      ----------
                                                                          2,961
Turkey 5.7%
Yapi ve Kredi Bankasi AS                               1,761,600            335
Akbank TAS                                               626,296            275
Bagfas Bandirma Gubre Fabrikalari AS                      80,400            261
Migros Turk TAS                                           45,080            204
Otosan Otomobil Sanayii AS                                44,200            184
Haci Omer Sabanci Holding AS (b)                         551,800            170
Eregli Demir Ve Celik Fabrikalari TAS                    200,200            154
Adana Cimento Sanayii `A'                                350,740            148
Northern Elektrik Telekomunikasyon AS (b)                 72,600            131
Turk Sise Ve Cam Fabrikalari AS (b)                      293,070            108
Izmir Demir Celik Sanayii AS (b)                       1,731,400            102
Arcelik AS                                               190,150             89
Ege Biracilik Ve Malt Sanajii AS                         162,000             73
Ak-Al Tekstil Sanayii AS                                 380,276             72
                                                                      ----------
                                                                          2,306
Venezuela 5.0%
Compania Anonima Nacional Telefonos
   de Venezuela - ADR                                     19,200            799
La Electricidad de Caracas                               485,100            582
Banco Provincial SA                                      104,485            192
Siderurgica Venezolana Sivensa `A'                       406,700            170
Corporacion Venezolana de Cementos, SACA                 103,900            168
Mavesa SA - ADR                                           15,350             98
                                                                      ----------
                                                                          2,009
                                                                      ----------
Total Common Stocks                                                      38,690
(Cost $33,809)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.4%
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Time Deposits 4.4%
State Street Bank
     4.500% due 01/02/98                                $  1,759          1,759
                                                                      ----------
Total Short-Term Instruments                                              1,759
(Cost $1,759)                                                         ==========

Total Investments (a) 100.2%                                          $  40,449
(Cost $35,568)

Other Assets and Liabilities (Net) (0.2%)                                   (84)
                                                                      ----------
Net Assets 100.0%                                                     $  40,365
                                                                      ==========
Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $   8,029

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (3,148)
                                                                      ----------

Unrealized appreciation-net                                           $   4,881
                                                                      ==========
(b) Non-income producing security.


                                                     See accompanying notes   45

Schedule of Investments

Innovation Fund

December 31, 1997 (Unaudited)
                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------

Capital Goods 1.0%
Motivepower Industries, Inc (b)                          120,000        $  2,790

Communications 10.4%
AT&T Corp.                                               180,000          11,025
Nextel Communications, Inc. `A' (b)                      250,000           6,500
Mobile Telecommunication Technologies Corp. (b)          240,000           5,280
Clearnet Communications, Inc. `A' (b)                    320,000           3,640
Paging Network, Inc. (b)                                 300,000           3,225
                                                                        --------
                                                                          29,670
Consumer Discretionary 1.2%
Tefron Limited (b)                                       150,000           3,450

Health Care 9.9%
Sofamor Danek Group, Inc (b)                             130,000           8,458
Quintiles Transnational Corp. (b)                        160,000           6,120
STERIS Corp. (b)                                         100,000           4,825
Guidant Corp.                                             70,000           4,358
Theragenics Corp. (b)                                    120,000           4,320
                                                                        --------
                                                                          28,081
Materials and Processing 1.2%
Lear Corp. (b)                                            70,000           3,325

Technology 72.1%
America Online, Inc. (b)                                 200,000          17,837
Cisco Systems, Inc. (b)                                  300,000          16,725
Saville Systems - ADR (b)                                270,000          11,205
Yahoo, Inc. (b)                                          150,000          10,387
Microsoft Corp. (b)                                       75,000           9,694
Lucent Technologies, Inc.                                110,000           8,786
Motorola, Inc.                                           150,000           8,559
Intel Corp.                                              120,000           8,430
Nokia Corp. - ADR                                        120,000           8,400
International Business Machines Corp.                     80,000           8,365
CBT Group PLC SP - ADR (b)                               100,000           8,212
Tellabs, Inc. (b)                                        150,000           7,931
Checkfree Corp. (b)                                      250,000           6,750
Electronic Data Systems Corp.                            150,000           6,591
National Semiconductor Corp. (b)                         230,000           5,966
Premisys Communications, Inc. (b)                        220,000           5,748
Aspect Development, Inc. (b)                             110,000           5,720
American Power Conversion Corp. (b)                      240,000           5,670
Qualcomm, Inc. (b)                                       100,000           5,050
Dell Computer Corp. (b)                                   60,000           5,040
Pairgain Technologies, Inc. (b)                          250,000           4,844
Bay Networks, Inc. (b)                                   185,000           4,729
Tekelec (b)                                              150,000           4,575
Wind River Systems (b)                                   100,000           3,969
ANTEC Corp. (b)                                          250,000           3,906
Adaptec, Inc. (b)                                        100,000           3,712
Gateway 2000, Inc. (b)                                   100,000           3,263
Semtech Corp. (b)                                         70,000           2,739
Orbotech Limited (b)                                      80,000           2,550
                                                                        --------
                                                                         205,353
                                                                        --------
Total Common Stocks                                                      272,669
(Cost $216,293)                                                         ========

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.0%
--------------------------------------------------------------------------------

Commercial Paper 5.0%
CXC, Inc.
   5.970% due 01/05/98                                    $1,000      $     999
E.I. Du Pont de Nemours
   5.950% due 01/08/98                                     2,000          1,998
Goldman Sachs & Co.
   6.050% due 01/07/98                                     6,500          6,495
UBS Finance (de), Inc.
   6.250% due 01/02/98                                     3,200          3,200
Windmill Funding Corp.
   6.050% due 01/15/98                                     1,600          1,597
                                                                      ---------
Total Short-Term Instruments                                             14,289
(Cost $14,289)                                                        =========

Total Investments (a) 100.8%                                          $ 286,958
(Cost $230,582)

Written Options (c) (0.2%)                                                 (538)
(Premiums $230)

Other Assets and Liabilities (Net) (0.6%)                                (1,734)
                                                                      ---------

Net Assets 100.0%                                                     $ 284,686
                                                                      =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $  65,868

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (9,492)
                                                                      ---------

Unrealized appreciation-net                                           $  56,376
                                                                      =========
(b) Non-income producing security.

(c) Premiums received on written options:

                                                      Premiums
Type                                  Contracts       Received
--------------------------------------------------------------------------------

Call - Yahoo, Inc.
   Strike @ 60.00 Exp. 01/15/98             500       $    230       $     (538)


46   See accompanying notes

Schedule of Investments

Precious Metals Fund

December 31, 1997 (Unaudited)

                                                                           Value
                                                        Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 86.3%
--------------------------------------------------------------------------------

Australia 13.9%
Normandy Mining Limited                                890,000        $     864
Plutonic Resources Limited                             290,000              809
Sons of Gwalia Limited `A'                             120,000              274
Acacia Resources Limited (b)                           250,000              228
Ranger Minerals NL (b)                                 104,000              223
Delta Gold NL                                          170,000              179
Macraes Mining Co. Limited                             130,000               86
Resolute Samantha Limited                              100,000               73
Menzies Gold NL (b)                                    500,000               59
Emperor Mines Limited (b)                              190,000               56
Gullewa Gold NL (b)                                  2,000,000               16
                                                                      ----------
                                                                          2,867
Canada 28.8%
Barrick Gold Corp.                                      58,000            1,080
Meridian Gold, Inc. (b)                                325,000              910
Euro-Nevada Mining Corp.                                50,000              677
Franco-Nevada Mining Corp. Limited                      25,600              503
Namibian Minerals Corp. (b)                            110,000              327
Richmont Mines, Inc. (b)                               130,000              300
Battle Mountain Canada Limited                          50,000              289
TVX Gold, Inc. (b)                                      68,000              230
Goldcorp, Inc. `A' (b)                                  55,000              213
Cambior, Inc.                                           32,000              189
Greenstone Resources Limited (b)                        35,000              167
Agnico-Eagle Mines Limited                              30,000              163
IAMGOLD (b)                                             48,000              151
Battle Mountain Gold Co.                                25,000              147
Romarco Minerals, Inc. (b)                              45,000               96
Royal Oak Mines, Inc. (b)                               60,000               94
Miramar Mining Corp.                                    40,000               76
Echo Bay Mines Limited                                  30,000               73
Rio Narcea Gold Mines Limited (b)                       20,000               59
Viceroy Resources Corp. (b)                             32,000               59
Pangea Goldfields, Inc. (b)                             45,000               54
Pegasus Gold, Inc. (b)                                  55,000               34
Minefinders Corp. Limited (b)                           24,000               33
Pacific Rim Mining Corp. (b)                             9,900               12
                                                                      ----------
                                                                          5,936
Ghana 0.7%
Ashanti Goldfields Co. - GDR                            20,000              150

South Africa 21.1%
Elandsrand Gold Mining Co. Limited - ADR               190,000              474
Gold Fields of South Africa Limited SP - ADR            30,000              465
Driefontein Consolidated Limited SP - ADR               70,000              464
Joel Gold Mining Limited (b)                           900,000              444
Western Deep Levels - ADR                               22,000              410
Free State Consolidated Gold Mines Limited - ADR        80,000              355
Vaal Reefs Exploration & Mining Co. Limited - ADR       80,000              308
Anglo American Platinum Corp. Limited                   15,000              200
St. Helens Gold Mine - ADR                              80,000              200
Randgold & Exploration `C' (b)                         140,000              181
Harmony Gold Mining Co. (b)                             70,000              171
Kloof Gold Mining Co. - ADR                             50,000              166
Gencor Limited                                          80,000              132
Anglo American Gold Investment Co. Limited               2,000               76
Randfontein Estates Gold Mining Co.
  Witwatersrand Limited                                 50,000               75
Durban Roodepoort Deep                                  41,961               69
Western Areas Gold Mining Co. Limited                   10,000               55
West Rand Consolidated Mines Limited (b)                50,000               40
Durban Roodepoort Deep Options                          41,961               24
Harmony Gold Mining Co. Limited SP - ADR (b)            10,000               22
Kalahari Goldridge Mining (b)                           64,500               10
Durban Roodepoort Deep Options `B'                      20,980                4
                                                                      ----------
                                                                          4,345
United Kingdom 1.2%
Golden Star Resources Limited (b)                       35,000              125
Rangold Resources (b)                                   17,000               85
Reunion Mining PLC (b)                                  30,000               41
                                                                      ----------
                                                                            251
United States 20.6%
Newmont Mining Corp.                                    46,000            1,351
Getchell Gold Corp. (b)                                 50,000            1,200
Homestake Mining Co.                                   120,000            1,065
Stillwater Mining Co. (b)                               25,000              419
Royal Gold, Inc. (b)                                    36,000              171
Alta Gold Co. (b)                                       34,000               46
                                                                      ----------
                                                                          4,252
                                                                      ----------
Total Common Stocks                                                      17,801
(Cost $30,361)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 26.1%
--------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Commercial Paper 15.5%
American Express Credit
     6.450% due 01/02/98                               $ 1,600            1,600
General Electric Co.
     5.650% due 01/02/98                                 1,600            1,600
                                                                      ----------
                                                                          3,200
Repurchase Agreements 10.6%
State Street Bank
    4.250% due 01/02/98                                  2,176            2,176
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.125% 05/15/98 valued
    at $2,224,294. Repurchase proceeds
    are $2,176,514.)
                                                                      ----------
Total Short-Term Instruments                                              5,376
(Cost $5,376)                                                         ==========

Total Investments (a) 112.4%                                          $  23,177
(Cost $35,737)

Other Assets and Liabilities (Net) (12.4%)                               (2,557)
                                                                      ----------

Net Assets 100.0%                                                     $  20,620
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess
of value over tax cost.                                               $     183


Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                    (12,743)
                                                                      ----------


Unrealized depreciation-net                                           $ (12,560)
                                                                      ==========

(b) Non-income producing security.


                                                    See accompanying notes    47

Schedule of Investments

Balanced Fund

December 31, 1997 (Unaudited)
                                                                          Value
                                                        Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 56.8%
--------------------------------------------------------------------------------

Aerospace 0.6%
Northrop Grumman Corp.                                   3,200         $    368

Capital Goods 3.6%
Textron, Inc.                                            4,700              294
Illinois Tool Works, Inc.                                4,400              265
Johnson Controls, Inc.                                   5,300              253
Dresser Industries, Inc.                                 6,000              252
Ingersoll Rand Co.                                       6,200              251
Unifi, Inc.                                              5,600              228
AlliedSignal, Inc.                                       5,500              214
United Technologies Corp.                                2,700              197
Wheelabrator Technologies, Inc.                         11,700              188
AGCO Corp.                                               6,300              184
Paccar, Inc.                                             1,000               53
                                                                       ---------
                                                                          2,379
Communications 2.2%
Bell Atlantic Corp.                                      6,129              558
Southern New England Telecommunications Corp.            8,000              403
SBC Communications, Inc.                                 3,800              278
AT&T Corp.                                               4,000              245
                                                                       ---------
                                                                          1,484
Consumer Discretionary 10.7%
American Greetings Corp. `A'                            15,100              591
Maytag Corp.                                            15,200              567
Brunswick Corp.                                         18,500              561
Tupperware Corp.                                        14,600              407
Omnicom Group                                            9,200              390
TJX Corp., Inc.                                         10,900              375
Chrysler Corp.                                          10,600              373
VF Corp.                                                 8,000              368
Dillards, Inc. `A'                                      10,400              367
Tandy Corp.                                              9,400              362
Costco Cos. (b)                                          7,900              353
Washington Post Co.                                        700              341
Kroger Co. (b)                                           8,900              329
New York Times Co.                                       4,700              311
Gannett, Inc.                                            4,400              272
Dayton Hudson Corp.                                      3,700              250
Tribune Co.                                              3,700              230
Jones Apparel Group, Inc. (b)                            5,100              219
Sunbeam-Oster, Inc.                                      5,100              215
Federated Department Stores, Inc. (b)                    4,600              198
Goodyear Tire & Rubber Co.                               1,400               89
                                                                       ---------
                                                                          7,168
Consumer Services 1.0%
Carnival Corp. `A'                                       6,100              338
Marriott International, Inc.                             4,300              298
                                                                       ---------
                                                                            636
Consumer Staples 4.5%
SUPERVALU, Inc.                                         14,000              586
Anheuser Busch Cos., Inc.                                8,800              387
RJR Nabisco Holdings Corp.                              10,300              386
Whitman Corp.                                           14,500              378
Safeway, Inc. (b)                                        5,500              348
Campbell Soup Co.                                        5,100              296
Hershey Foods Corp.                                      4,500              279
Unilever NV                                              2,900              181
IBP, Inc.                                                8,300              174
                                                                       ---------
                                                                          3,015
Energy 6.0%
Atlantic Richfield Co.                                   6,500              521
Ultramar Diamond Shamrock Corp.                         14,000              446
Repsol SA SP - ADR                                       8,800              374
Amoco Corp.                                              4,300              366
Transocean Offshore, Inc.                                6,000              289
Tidewater, Inc.                                          5,200              287
Halliburton Co.                                          5,400              280
Noble Drilling Corp. (b)                                 9,000              276
Schlumberger Limited                                     3,300              266
ENSCO International, Inc. (b)                            7,100              238
Global Marine, Inc. (b)                                  9,100              223
Rowan Cos., Inc. (b)                                     7,300              223
Nabors Industries, Inc. (b)                              5,600              176
                                                                       ---------
                                                                          3,965

Financial and Business Services 10.3%
Bear Stearns Cos.                                       13,555              644
PNC Bank Corp.                                          11,200              639
Chase Manhattan Corp.                                    5,200              569
CIGNA Corp.                                              2,500              433
Southtrust Corp.                                         5,300              336
Travelers Group, Inc.                                    6,050              326
Norwest Corp.                                            7,800              301
BankBoston Corp.                                         3,000              282
Federal National Mortgage Assn.                          4,700              268
American Express Co.                                     3,000              268
Citicorp                                                 2,000              253
Federal Home Loan Mortgage Corp.                         6,000              252
National City Corp.                                      3,800              250
BankAmerica Corp.                                        3,400              248
Lincoln National Corp.                                   3,100              242
Associates First Capital Corp. `A'                       3,300              235
Hartford Financial Services Group, Inc.                  2,500              234
Countrywide Credit Industries, Inc.                      5,400              232
First Union Corp.                                        4,500              231
CarrAmerica Realty Corp.                                 6,200              196
Simon DeBartolo Group, Inc.                              5,900              193
Loews Corp.                                              1,700              180
Household International, Inc.                              700               89
                                                                       ---------
                                                                          6,901
Health Care 4.1%
American Home Products Corp.                             5,100              390
Pharmacia & Upjohn, Inc.                                10,500              385
Beckman Instruments, Inc.                                9,000              360
Schering-Plough Corp.                                    5,300              329
Cognizant Corp.                                          6,700              299
Tenet Healthcare Corp. (b)                               8,575              284
Biomet, Inc.                                             9,500              243
Eli Lilly & Co.                                          3,400              237
Foundation Health Systems `A' (b)                        7,400              165
Health Management Assn., Inc. `A' (b)                      900               23
                                                                       ---------
                                                                          2,715
Materials and Processing 4.5%
Westvaco Corp.                                          17,600              553
Phelps Dodge Corp.                                       7,000              436
USG Corp. (b)                                            7,400              363
Union Carbide Corp.                                      8,200              352
Wellman, Inc.                                           17,700              345
Rohm & Haas Co.                                          2,800              268
Tyco International Limited (b)                           5,400              243
Sealed Air Corp. (b)                                     3,800              235
Fort James Corp.                                         5,387              206
                                                                       ---------
                                                                          3,001
Technology 5.0%
International Business Machines Corp.                    4,300              450
Teradyne, Inc. (b)                                      12,700              406
Adobe Systems, Inc.                                      9,700              400
Harris Corp.                                             8,200              376
Tektronix, Inc.                                          8,550              339
Computer Associates International, Inc.                  5,550              293
BMC Software, Inc. (b)                                   4,100              269
Dell Computer Corp. (b)                                  2,500              210
Cisco Systems, Inc. (b)                                  3,750              209
Bay Networks, Inc. (b)                                   8,100              207
Seagate Technology, Inc. (b)                             7,300              141
                                                                       ---------
                                                                          3,300
Transportation 1.2%
UAL Corp. (b)                                            4,300              398
Continental Airlines, Inc. `B' (b)                       4,800              231
U.S. Airways Group, Inc. (b)                             2,800              175
                                                                       ---------
                                                                            804
Utilities 3.1%
PG & E Corp.                                            18,200              554
DTE Energy Co.                                          15,000              520
NICOR, Inc.                                             10,000              422
Ameritech Corp.                                          3,500              282
American Electric Power, Inc.                            5,100              263
                                                                       ---------
                                                                          2,041
                                                                       ---------
Total Common Stocks                                                      37,777
(Cost $30,174)                                                         =========



48   See accompanying notes

                                                     Principal
                                                        Amount            Value
                                                        (000s)           (000s)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 3.2%
--------------------------------------------------------------------------------

U.S. Treasury Bonds 3.2%
     6.500% due 11/15/26                               $ 2,000        $   2,136
                                                                      ---------
Total U.S. Treasury Obligations                                           2,136
(Cost $1,973)                                                         =========

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 5.7%
--------------------------------------------------------------------------------

Industrials 2.3%
AMR Corp.
     10.000% due 02/01/01                                  400              442
      9.430% due 05/10/01                                1,000            1,092
                                                                      ---------
                                                                          1,534

Utilities 3.4%
Long Island Lighting Co.
      9.000% due 11/01/22                                2,000            2,229
                                                                      ---------
Total Corporate Bonds and Notes                                           3,763
(Cost $3,420)                                                         =========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 33.5%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 3.2%
Capstead Mortgage Corp.
     8.900% due 12/25/21                                   205              208
Federal Home Loan Mortgage Corp.
    10.150% due 04/15/06                                    36               36
Federal National Mortgage Assn.
     9.500% due 06/25/18                                   480              515
Independent National Mortgage Corp.
     8.158% due 11/25/24                                   547              562
     8.268% due 11/25/24 (c)                               718              736
PNC Mortgage Securities Corp.
     7.500% due 06/25/10                                    94               94
                                                                      ---------
                                                                          2,151

Federal Home Loan Mortgage Corporation 12.8%
     6.500% due 01/14/28-02/12/28 (d)                    8,000            7,905
     8.500% due 03/01/23                                   635              673
                                                                      ---------
                                                                          8,578

Federal Housing Administration 0.9%
     7.000% due 07/01/14 (c)                               578              598


Federal National Mortgage Association 7.8%
     7.825% due 12/01/23 (c)                               428              447
     8.500% due 01/01/08-03/01/25 (d)                    4,515            4,715
                                                                      ---------
                                                                          5,162

Government National Mortgage Association 7.4%
     6.500% due 01/15/24-01/22/27 (d)                    1,402            1,388
     7.000% due 08/20/24 (c)                               698              713
     7.375% due 04/20/23 (c)                             1,536            1,585
     7.500% due 05/15/17                                    13               14
     8.000% due 01/22/28-09/15/06 (d)                      572              593
     9.500% due 09/15/09-10/15/09 (d)                      148              161
    10.750% due 09/15/00-10/15/00 (d)                      105              110
    16.000% due 10/15/11-04/15/12 (d)                      287              332
                                                                      ---------
                                                                          4,896

Other Mortgage-Backed Securities 1.4%
Home Savings of America
     5.833% due 05/25/27 (c)                               939              914
                                                                      ---------
Total Mortgage-Backed Securities                                         22,299
(Cost $22,100)                                                        =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 13.5%
--------------------------------------------------------------------------------

Commercial Paper 9.9%
BellSouth Telecommunications, Inc.
     5.710% due 02/12/98                                   700              695
E.I. Du Pont de Nemours
     5.830% due 01/28/98                                   200              199
     5.740% due 02/13/98                                   100               99
Federal National Mortgage Assn
     5.760% due 01/26/98                                   300              299
Florida Power Corp.
     5.730% due 02/04/98                                   100               99
Ford Motor Credit Corp.
     5.540% due 01/08/98                                 1,000              999
General Electric Capital Corp.
     5.840% due 01/23/98                                   700              698
IBM Credit Corp.
     5.680% due 01/16/98                                   300              299
New Center Asset Trust
     5.610% due 01/30/98                                   500              498
Pitney Bowes Credit Corp.
     6.240% due 01/15/98                                   700              698
Procter & Gamble Co.
     5.750% due 01/26/98                                 1,000              996
Wisconsin Electric Power & Light
     5.770% due 01/28/98                                 1,000              996
                                                                      ---------
                                                                          6,575

Repurchase Agreements 3.4%
State Street Bank
    4.250% due 01/02/98                                  2,242            2,242
    (Dated 12/31/97. Collateralized by U.S.
    Treasury Note 6.000% 05/31/98 valued
    at $2,295,215.  Repurchase proceeds
    are $2,242,530.)

U.S. Treasury Bills (e) 0.2%
5.067% due 02/05/98                                        145              145
                                                                      ---------
Total Short-Term Instruments                                              8,962
(Cost $8,962)                                                         =========


Total Investments (a) 112.7%                                          $  74,937
(Cost $66,629)

Other Assets and Liabilities (Net) (12.7%)                               (8,438)
                                                                      ---------

Net Assets 100.0%                                                     $  66,499
                                                                      =========

Notes to Schedule of Investments ($ in thousands):

(a) At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $   8,934


Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                       (626)
                                                                      ---------
Unrealized appreciation-net                                           $   8,308
                                                                      =========
(b) Non-income producing security.

(c) Variable rate security. The rate listed is as of December 31, 1997.

(d) Securities are grouped by coupon and represent a range of maturities.

(e) Securities with an aggregate market value of $145 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:
                                                                     Unrealized
Type                                                 Contracts     Appreciation
--------------------------------------------------------------------------------

U.S. Treasury 10 Year Note (03/98)                          29        $      25
U.S. Treasury 30 Year Bond (03/98)                          30               44
                                                                      ---------
                                                                      $      69
                                                                      =========

                                                     See accompanying notes   49

Schedule of Investments

Tax Exempt Fund

December 31, 1997 (Unaudited)

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES 98.8%
--------------------------------------------------------------------------------

Arizona 2.6%

Scottsdale, Arizona Industrial Development
Authority Hospital Revenue Bonds,
(AMBAC Insured), Series 1997 A, 6.500%, 09/01/04         $   1,130    $   1,264

California 11.7%
Los Angeles Convention & Exhibition Center Authority,
Certificates of Participation, Series 1985,
(Prerefunded 12/01/05), 9.000%, 12/01/20                     1,750        2,297

Los Angeles Convention & Exhibition Center Authority,
Certificates of Participation, Series 1985,
(Prerefunded 12/01/05), 9.000%, 12/01/10                     1,250        1,634

Los Angeles County Transportation Commission,
Sales Tax Revenue Refunding Bonds,
Series 1991 B, 6.500%, 07/01/13                              1,000        1,075

City of San Jose Redevelopment Agency Merged Area
Project, Tax Allocation Bonds, (MBIA Insured), Series
1993, 6.000%, 08/01/15                                         500          567
                                                                      ----------
                                                                          5,573
Colorado 3.1%
Colorado Public Highway Authority Revenue Bond,
Series 1997, 5.000%, 09/01/26                                1,500        1,461

Florida 6.6%
Dade County, Florida General Obligation Bonds,
(AMBAC Insured), Series 1988, 7.600%, 10/01/06               1,690        2,079

Jacksonville Electric Authority, Bulk Power Supply
System Revenue Bonds, (Prerefunded 10/01/00), Scherer
4-1-A Project, Issue One, Series 1991, 6.750%, 10/01/21      1,000        1,084
                                                                      ----------
                                                                          3,163
Georgia 6.9%
State of Georgia, General Obligation Bond,
Series 1993, 6.500%, 12/01/04                                2,000        2,288

Georgia State Housing and Finance Authority
Revenue Bonds, Series 1997, 5.750%, 12/01/20                 1,000        1,020
                                                                      ----------
                                                                          3,308
Hawaii 2.5%
State of Hawaii, Airport System Revenue Bonds,
Second Series of 1991, 6.900%, 07/01/12                      1,000        1,188

Illinois 2.3%
State of Illinois, Sales Tax Revenue Refunding Bonds,
Series Q, 6.000%, 06/15/12                                   1,000        1,121

Indiana 2.5%
Indiana Local Public Improvement Bonds Bank,
Transportation Revenue Bonds, Series 1992,
6.750%, 02/01/14                                             1,000        1,195

Louisianna 1.3%
East Baton Rouge Parish, Louisianna Pollution Control
Revenue Bond, Series 1989, 3.750%, 11/01/19                    600          600

Michigan 2.7%
Michigan State Environmental Protection General
Obligation Bonds, Series 1992, 6.250%, 11/01/12              1,100        1,279

New Hampshire 2.4%
New Hampshire Turnpike System, Refunding
Revenue Bonds, (FGIC Insured), Series 1991 A,
6.750%, 11/01/11                                             1,000        1,159

New Mexico 2.3%
Los Alamos County, Utility Revenue Bonds,
Series 1994 A, 6.000%, 07/01/08                              1,000        1,097

New York 20.0%
New York State Dorm Authority Mental
Health Services Revenue Bonds,
Series 1997 B, 6.000%, 08/15/05                              1,850        1,996

New York City General Obligation Bonds,
Series 1996 A, 7.000%, 08/01/07                              1,000        1,165

New York City, Municipal Water Finance
Authority Water & Sewer Revenue Bonds,
Series 1991 C, 7.375%, 06/15/13                              1,000        1,119

State of New York Thruway Authority Revenue Bonds,
(AMBAC-TCRS Insured), Series 1996, 6.000%, 04/01/05          1,000        1,109

New York City General Obligation Bonds,
Series 1995 B, 6.750%, 08/15/03                              1,000        1,106

State of New York Thruway Authority Revenue Bonds,
(MBIA Insured), Series 1995 A, 5.500%, 04/01/15              1,000        1,039

New York Metropolitan Transit Authority Commuter
Revenue Bonds, Series 1997, 5.500%, 07/01/21                 1,000        1,011

New York State Environmental Facilities
Special Obligation Revenue Bonds,
Series 1996, 5.125%, 04/01/22                                1,000          990
                                                                      ----------
                                                                          9,535
North Carolina 2.4%
North Carolina Municipal Power Agency,
Catawaba Electric Revenue Bonds, (AMBAC Insured),
Series 1992, 6.000%, 01/01/08                                1,000        1,126

North Dakota 2.3%
Mercer County Pollution Control Revenue Bonds,
Series 1991, 6.900% 02/01/19                                 1,000        1,084

Ohio 4.5%
Ohio State Water Development Authority Pollution
Control Revenue Bonds, (MBIA Insured), Series 1995,
6.000%, 06/01/05                                             1,000        1,106

Cleveland Water and Sewer Refunding and
Improvement Revenue Bonds, (MBIA Insured),
Series 1993 G, Number 1, 5.500%, 01/01/21                    1,000        1,051
                                                                      ----------
                                                                          2,157
Pennsylvania 3.5%
Pittsburgh, Pennsylvania General Obligation Bonds,
(AMBAC Insured), Series 1993 A, 5.500%, 09/01/14             1,525        1,656

South Carolina 2.2%
Piedmont Municipal Power Agency Electric
Revenue Bonds, (MBIA Insured),
Series 1996 B, 5.250%, 01/01/13                              1,000        1,029

Tennessee 2.1%
Memphis-Shelby County Tennessee Airport Authority
Special Facilities and Project Revenue Bonds, Series
1997, 5.350%, 09/01/12                                       1,000        1,025

Texas 8.1%
Houston, Texas, Water & Sewer System Revenue Bonds,
Series 1993 B, 5.000%, 12/01/18                              2,000        1,967

University of Texas Revenue Bonds,
Series 1996, 5.250%, 08/15/07                                1,000        1,076

Board of Regents of the University of Texas System,
Revenue Financing System Refunding Bonds, Prefunded
and Unrefunded Series 1991 B, 6.750%, 08/15/13                 735          807
                                                                      ----------
                                                                          3,850
Virginia 4.5%
Metropolitan Washington DC Airports
Authority System Revenue Bonds,
(MBIA Insured), Series 1992 A, 6.625%, 10/01/19              1,000        1,079


50   See accompanying notes

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------

Virginia State Public School Authority
Revenue Bonds, (Local Issuer Insured),
Series 1995 A, 5.300%, 08/01/04                           $  1,000    $   1,057
                                                                      ----------
                                                                          2,136

Washington, DC 2.1%
District of Columbia Housing Finance Agency Mortgage
Revenue Bonds, Series 1997 B, 5.850%, 12/01/18               1,000        1,031

Wyoming 0.2%
Lincoln County Wyoming Pollution Control
Revenue Bond, Series 1984, 3.750%, 11/01/14                    100          100
                                                                      ----------

Total Investments (a) 98.8%                                           $  47,137
(Cost $43,411)

Other Assets and Liabilities (Net) 1.2%                                     552
                                                                      ----------

Net Assets 100.0%                                                     $  47,689
                                                                      ==========

Notes to Schedule of Investments ($ in thousands):

(a)  At December 31, 1997, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                  $   3,726

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                          0
                                                                      ----------

Unrealized appreciation-net                                           $   3,726
                                                                      ==========



                                                      See accompanying notes  51

Financial Highlights
A, B and C Classes

                                                                                      Net Realized/
Selected Per Share Data                Net Asset Value         Net                    Unrealized              Total Income
for the Period Ended:                  Beginning               Investment             Gain (Loss) on          From Investment
                                       of Period               Income (Loss)          Investments             Operations
                                       ------------            -----------            -----------             -----------
Equity Income Fund
Class A
12/31/97 (b)                           $   15.39               $   0.22(a)            $   1.90(a)             $   2.12
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          13.94                   0.15                   1.48                    1.63
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               15.37                   0.14(a)                1.91(a)                 2.05
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          13.94                   0.11                   1.48                    1.59
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               15.37                   0.14(a)                1.91(a)                 2.05
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          13.94                   0.11                   1.48                    1.59
----------------------------------     ------------            -----------            -----------             -----------

Renaissance Fund
Class A
12/31/97 (b)                           $   17.73               $   0.06(a)            $   2.76(a)             $   2.82
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                          16.08                   0.12(a)                3.90(a)                 4.02
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                   14.14                   0.23                   2.79                    3.02
----------------------------------     ------------            -----------            -----------             -----------
09/30/95                                   12.50                   0.36                   1.61                    1.97
----------------------------------     ------------            -----------            -----------             -----------
09/30/94                                   12.88                   0.34                  (0.17)                   0.17
----------------------------------     ------------            -----------            -----------             -----------
09/30/93                                   10.57                   0.33                   2.30                    2.63
----------------------------------     ------------            -----------            -----------             -----------
09/30/92                                    9.92                   0.34                   0.71                    1.05
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               17.77                  (0.01)(a)               2.75(a)                 2.74
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                          16.12                   0.03(a)                3.92(a)                 3.95
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                   14.13                   0.09                   2.83                    2.92
----------------------------------     ------------            -----------            -----------             -----------
05/22/95-09/30/95                          12.55                   0.11                   1.55                    1.66
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               17.69                  (0.01)(a)               2.73(a)                 2.72
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                          16.05                   0.03(a)                3.90(a)                 3.93
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                   14.09                   0.12                   2.78                    2.90
----------------------------------     ------------            -----------            -----------             -----------
09/30/95                                   12.47                   0.27                   1.59                    1.86
----------------------------------     ------------            -----------            -----------             -----------
09/30/94                                   12.85                   0.24                  (0.16)                   0.08
----------------------------------     ------------            -----------            -----------             -----------
09/30/93                                   10.56                   0.25                   2.29                    2.54
----------------------------------     ------------            -----------            -----------             -----------
09/30/92                                    9.91                   0.29                   0.68                    0.97
----------------------------------     ------------            -----------            -----------             -----------

Value Fund
Class A
12/31/97 (b)                           $   14.80               $   0.09(a)            $   1.38(a)             $   1.47
----------------------------------     ------------            -----------            -----------             -----------
01/13/97-06/30/97                          13.17                   0.47                   1.26                    1.73
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               14.80                   0.03(a)                1.38(a)                 1.41
----------------------------------     ------------            -----------            -----------             -----------
01/13/97-06/30/97                          13.16                   0.44                   1.26                    1.70
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               14.80                   0.03(a)                1.37(a)                 1.40
----------------------------------     ------------            -----------            -----------             -----------
01/13/97-06/30/97                          13.15                   0.43                   1.28                    1.71
----------------------------------     ------------            -----------            -----------             -----------

Capital Appreciation Fund
Class A
12/31/97 (b)                           $   21.16               $   0.02(a)            $   3.36(a)             $   3.38
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          19.31                   0.09                   1.76                    1.85
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               21.10                  (0.06)(a)               3.34(a)                 3.28
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          19.31                   0.01                   1.78                    1.79
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               21.10                  (0.06)(a)               3.34(a)                 3.28
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          19.31                   0.02                   1.77                    1.79
----------------------------------     ------------            -----------            -----------             -----------

Growth Fund
Class A
12/31/97 (b)                           $   27.03               $  (0.04)(a)           $   2.93(a)             $   2.89
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                          26.58                   0.69                   3.27                    3.96
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                   25.73                   0.06                   3.72                    3.78
----------------------------------     ------------            -----------            -----------             -----------
09/30/95                                   22.01                   0.12                   4.79                    4.91
----------------------------------     ------------            -----------            -----------             -----------
09/30/94                                   23.64                   0.12                   0.12                    0.24
----------------------------------     ------------            -----------            -----------             -----------
09/30/93                                   20.76                   0.09                   3.53                    3.62
----------------------------------     ------------            -----------            -----------             -----------
09/30/92                                   20.63                   0.14                   1.38                    1.52
----------------------------------     ------------            -----------            -----------             -----------


                                       Dividends               Dividends in           Distributions           Distributions
Selected Per Share Data                From Net                Excess of Net          From Net                in Excess of
for the Period Ended:                  Investment              Investment             Realized Capital        Net Realized
                                       Income                  Income                 Gains                   Capital Gains
                                       ------------            -----------            -----------             -----------
Equity Income Fund
Class A
12/31/97 (b)                           $   (0.23)              $   0.00               $  (2.09)               $   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          (0.18)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               (0.18)                  0.00                  (2.09)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          (0.16)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               (0.17)                  0.00                  (2.09)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                          (0.16)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------

Renaissance Fund
Class A
12/31/97 (b)                           $   (0.08)              $   0.00               $  (3.53)               $   0.00
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                          (0.12)                  0.00                  (2.25)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                   (0.23)                 (0.07)                 (0.78)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/95                                   (0.33)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/94                                   (0.33)                  0.00                  (0.22)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/93                                   (0.32)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/92                                   (0.40)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               (0.02)                  0.00                  (3.53)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                          (0.05)                  0.00                  (2.25)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                   (0.11)                 (0.04)                 (0.78)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
05/22/95-09/30/95                          (0.08)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               (0.01)                  0.00                  (3.53)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                          (0.04)                  0.00                  (2.25)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                   (0.13)                 (0.03)                 (0.78)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/95                                   (0.24)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/94                                   (0.24)                  0.00                  (0.22)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/93                                   (0.25)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/92                                   (0.32)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------

Value Fund
Class A
12/31/97 (b)                           $   (0.10)              $   0.00               $  (1.63)               $   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/13/97-06/30/97                          (0.10)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               (0.05)                  0.00                  (1.63)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/13/97-06/30/97                          (0.06)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               (0.05)                  0.00                  (1.63)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/13/97-06/30/97                          (0.06)                  0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------

Capital Appreciation Fund
Class A
12/31/97 (b)                           $   (0.09)              $   0.00               $  (1.68)               $   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                           0.00                   0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class B
12/31/97 (b)                               (0.07)                  0.00                  (1.68)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                           0.00                   0.00                   0.00                    0.00
----------------------------------     ------------            -----------            -----------             -----------
Class C
12/31/97 (b)                               (0.05)                  0.00                  (1.68)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
01/20/97-06/30/97                           0.00                   0.00                   0.00                    0.00

Growth Fund
Class A
12/31/97 (b)                           $    0.00               $   0.00               $  (4.32)               $   0.00
----------------------------------     ------------            -----------            -----------             -----------
10/01/96-06/30/97                           0.00                   0.00                  (3.51)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/96                                    0.00                   0.00                  (2.93)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/95                                    0.00                   0.00                  (1.19)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/94                                    0.00                   0.00                  (1.87)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/93                                    0.00                   0.00                  (0.74)                   0.00
----------------------------------     ------------            -----------            -----------             -----------
09/30/92                                   (0.14)                  0.00                  (1.25)                   0.00
----------------------------------     ------------            -----------            -----------             -----------

*Annualized
 (a) Per share amounts based on average number of shares outstanding during the period.
 (b) Unaudited


52   See accompanying notes


                                                     Distributions    Tax Basis                          Net Asset
                                                     From             Return of        Total             Value End of    Total
                                                     Equalization     Capital          Distributions     Period          Return
                                                     ------------     ------------     ------------      ------------    -----------
Equity Income Fund
Class A
12/31/97 (b)                                         $     0.00       $     0.00       $    (2.32)       $     15.19         13.92%
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/20/97-06/30/97                                          0.00             0.00            (0.18)             15.39         11.77
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class B
12/31/97 (b)                                               0.00             0.00            (2.27)             15.15         13.45
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/20/97-06/30/97                                          0.00             0.00            (0.16)             15.37         11.45
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class C
12/31/97 (b)                                               0.00             0.00            (2.26)             15.16         13.46
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/20/97-06/30/97                                          0.00             0.00            (0.16)             15.37         11.42
----------------------------------------------       ------------     ------------     ------------      ------------    -----------

Renaissance Fund
Class A
12/31/97 (b)                                         $     0.00       $     0.00       $    (3.61)       $     16.94         16.17
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
10/01/96-06/30/97                                          0.00             0.00            (2.37)             17.73         27.53
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/96                                                   0.00             0.00            (1.08)             16.08         22.37
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/95                                                   0.00             0.00            (0.33)             14.14         16.10
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/94                                                   0.00             0.00            (0.55)             12.50          1.40
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/93                                                   0.00             0.00            (0.32)             12.88         25.30
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/92                                                   0.00             0.00            (0.40)             10.57         10.70
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class B
12/31/97 (b)                                               0.00             0.00            (3.55)             16.96         15.67
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
10/01/96-06/30/97                                          0.00             0.00            (2.30)             17.77         26.88
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/96                                                   0.00             0.00            (0.93)             16.12         21.54
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
05/22/95-09/30/95                                          0.00             0.00            (0.08)             14.13         13.30
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class C
12/31/97 (b)                                               0.00             0.00            (3.54)             16.87         15.65
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
10/01/96-06/30/97                                          0.00             0.00            (2.29)             17.69         26.86
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/96                                                   0.00             0.00            (0.94)             16.05         21.52
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/95                                                   0.00             0.00            (0.24)             14.09         15.20
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/94                                                   0.00             0.00            (0.46)             12.47          0.70
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/93                                                   0.00             0.00            (0.25)             12.85         24.40
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/92                                                   0.00             0.00            (0.32)             10.56          9.90
----------------------------------------------       ------------     ------------     ------------      ------------    -----------

Value Fund
Class A
12/31/97 (b)                                         $     0.00       $     0.00       $    (1.73)       $     14.54          9.98%
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/13/97-06/30/97                                          0.00             0.00            (0.10)             14.80         13.19
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class B
12/31/97 (b)                                               0.00             0.00            (1.68)             14.53          9.55
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/13/97-06/30/97                                          0.00             0.00            (0.06)             14.80         12.93
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class C
12/31/97 (b)                                               0.00             0.00            (1.68)             14.52          9.48
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/13/97-06/30/97                                          0.00             0.00            (0.06)             14.80         13.02
----------------------------------------------       ------------     ------------     ------------      ------------    -----------

Capital Appreciation Fund
Class A
12/31/97 (b)                                         $     0.00       $     0.00       $    (1.77)       $     22.77         15.90%
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/20/97-06/30/97                                          0.00             0.00             0.00              21.16          9.58
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class B
12/31/97 (b)                                               0.00             0.00            (1.75)             22.63         15.47
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/20/97-06/30/97                                          0.00             0.00             0.00              21.10          9.27
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
Class C
12/31/97 (b)                                               0.00             0.00            (1.73)             22.65         15.45
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
01/20/97-06/30/97                                          0.00             0.00             0.00              21.10          9.27
----------------------------------------------       ------------     ------------     ------------      ------------    -----------

Growth Fund
Class A
12/31/97 (b)                                         $     0.00       $     0.00       $    (4.32)       $     25.60         10.68%
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
10/01/96-06/30/97                                          0.00             0.00            (3.51)             27.03         15.93
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/96                                                   0.00             0.00            (2.93)             26.58         16.11
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/95                                                   0.00             0.00            (1.19)             25.73         23.70
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/94                                                   0.00             0.00            (1.87)             22.01          1.30
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/93                                                   0.00             0.00            (0.74)             23.64         17.70
----------------------------------------------       ------------     ------------     ------------      ------------    -----------
09/30/92                                                   0.00             0.00            (1.39)             20.76          7.70
----------------------------------------------       ------------     ------------     ------------      ------------    -----------

                                                                                    Ratio of Net
                                                                  Ratio of          Investment
                                                                  Expenses to       Income (Loss)       Portfolio       Average
                                               Net Assets End     Average Net       To Average          Turnover        Commission
                                               of Period (000s)   Assets            Net Assets          Rate            Rate
                                               ----------------   ------------      ------------        ------------    ------------

Equity Income Fund
Class A
12/31/97 (b)                                   $    9,494               1.11%*            2.73%*                17%     $      0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/20/97-06/30/97                                   1,756               1.13*             2.85*                 45             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class B
12/31/97 (b)                                        6,932               1.85*             1.77*                 17             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/20/97-06/30/97                                   2,561               1.87*             2.11*                 45             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class C
12/31/97 (b)                                       12,430               1.85*             1.73*                 17             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/20/97-06/30/97                                   6,624               1.87*             2.15*                 45             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------

Renaissance Fund
Class A
12/31/97 (b)                                   $   45,857               1.26%*            0.64%*               105%     $      0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
10/01/96-06/30/97                                  33,606               1.23*             0.95*                131             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/96                                           20,631               1.25              1.60                 203             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/95                                           12,933               1.30              2.90                 177
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/94                                           14,942               1.30              2.70                 175
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/93                                            6,328               1.30              2.90                 168
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/92                                            2,593               1.40              3.30                 149
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class B
12/31/97 (b)                                       53,661               2.01*            (0.11)*               105             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
10/01/96-06/30/97                                  37,253               1.97*             0.20*                131             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/96                                           15,693               2.00              0.85                 203             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
05/22/95-09/30/95                                   1,760               2.10*             2.20*                177
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class C
12/31/97 (b)                                      370,999               2.01*            (0.12)*               105             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
10/01/96-06/30/97                                 313,226               1.97*             0.21*                131             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/96                                          230,058               2.00              0.85                 203             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/95                                          174,316               2.10              2.10                 177
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/94                                          178,892               2.00              2.00                 175
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/93                                           94,247               2.10              2.20                 168
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/92                                           45,101               2.10              2.70                 149
------------------------------------------     ------------       ------------      ------------        ------------    ------------

Value Fund
Class A
12/31/97 (b)                                   $   18,436               1.10%*            1.17%*                33%     $      0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/13/97-06/30/97                                  15,648               1.11*             1.71*                 71             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class B
12/31/97 (b)                                       30,370               1.86*             0.43*                 33             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/13/97-06/30/97                                  25,433               1.86*             0.96*                 71             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class C
12/31/97 (b)                                       76,988               1.86*             0.43*                 33             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/13/97-06/30/97                                  64,110               1.86*             0.97*                 71             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------

Capital Appreciation Fund
Class A
12/31/97 (b)                                   $   14,771               1.10%*            0.19%*                25%     $      0.05
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/20/97-06/30/97                                   6,534               1.11*             0.59*                 87             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class B
12/31/97 (b)                                       12,836               1.84*            (0.54)*                25             0.05
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/20/97-06/30/97                                   3,022               1.85*            (0.26)*                87             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
Class C
12/31/97 (b)                                       38,243               1.84*            (0.55)*                25             0.05
------------------------------------------     ------------       ------------      ------------        ------------    ------------
01/20/97-06/30/97                                  13,093               1.86*            (0.23)*                87             0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------

Growth Fund
Class A
12/31/97 (b)                                   $  159,976               1.16%*           (0.27)%*               76%     $      0.06
------------------------------------------     ------------       ------------      ------------        ------------    ------------
10/01/96-06/30/97                                 147,276               1.11*             0.13*                 94             0.05
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/96                                          151,103               1.11              0.24                 104             0.07
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/95                                          134,819               1.10              0.50                 111
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/94                                          107,269               1.10              0.60                 115
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/93                                           97,509               1.10              0.40                 110
------------------------------------------     ------------       ------------      ------------        ------------    ------------
09/30/92                                           71,209               1.10              0.70                  92
------------------------------------------     ------------       ------------      ------------        ------------    ------------


                                                    See accompanying notes   53

Financial Highlights
A, B and C Classes (Cont.)

                          Net Asset                  Net Realized/
                          Value       Net            Unrealized      Total Income
Selected Per Share Data   Beginning   Investment     Gain (Loss) on  From Investment
for the Period Ended:     of Period   Income (Loss)  Investments     Operations
                          ---------   -------------  --------------  ---------------
Class B
12/31/97 (b)                  25.59       (0.14)(a)         2.77(a)             2.63
------------------------  ---------   ------------   --------------  ---------------
10/01/96-06/30/97             25.46        0.35             3.29                3.64
------------------------  ---------   ------------   --------------  ---------------
09/30/96                      24.94        0.07             3.52                3.45
------------------------  ---------   ------------   --------------  ---------------
05/23/95-09/30/95             22.63       (0.03)            2.34                2.31
------------------------  ---------   ------------   --------------  ---------------
Class C
12/31/97 (b)                  25.58       (0.14)(a)         2.77(a)             2.63
------------------------  ---------   ------------   --------------  ---------------
10/01/96-06/30/97             25.46        0.45             3.18                3.63
------------------------  ---------   ------------   --------------  ---------------
09/30/96                      24.94       (0.12)            3.57                3.45
------------------------  ---------   ------------   --------------  ---------------
09/30/95                      21.52       (0.04)            4.65                4.61
------------------------  ---------   ------------   --------------  ---------------
09/30/94                      23.32       (0.04)            0.11                0.07
------------------------  ---------   ------------   --------------  ---------------
09/30/93                      20.64       (0.07)            3.49                3.42
------------------------  ---------   ------------   --------------  ---------------
09/30/92                      20.54       (0.01)            1.37                1.36
------------------------  ---------   ------------   --------------  ---------------

Mid Cap Growth Fund
Class A
12/31/97 (b)             $    20.24  $     0.01(a)     $    3.57(a)     $       3.58
------------------------  ---------   ------------   --------------  ---------------
01/13/97-06/30/97             18.14       (0.04)            2.14                2.10
------------------------  ---------   ------------   --------------  ---------------
Class B
12/31/97 (b)                  20.17       (0.08)(a)         3.57(a)             3.49
------------------------  ---------   ------------   --------------  ---------------
01/13/97-06/30/97             18.14       (0.11)            2.14                2.03
------------------------  ---------   ------------   --------------  ---------------
Class C
12/31/97 (b)                  20.18       (0.08)(a)         3.56(a)             3.48
------------------------  ---------   ------------   --------------  ---------------
01/13/97-06/30/97             18.14       (0.10)            2.14                2.04
------------------------  ---------   ------------   --------------  ---------------

Target Fund
Class A
12/31/97 (b)             $    16.82  $    (0.04)(a)    $    1.53(a)     $       1.49
------------------------  ---------   ------------   --------------  ---------------
10/01/96-06/30/97             17.11       (0.04)(a)         1.82(a)             1.78
------------------------  ---------   ------------   --------------  ---------------
09/30/96                      16.40       (0.05)            2.54                2.49
------------------------  ---------   ------------   --------------  ---------------
09/30/95                      13.13       (0.02)            3.45                3.43
------------------------  ---------   ------------   --------------  ---------------
09/30/94                      12.72       (0.04)            0.57                0.53
------------------------  ---------   ------------   --------------  ---------------
12/17/92-09/30/93             10.00       (0.02)            2.74                2.72
------------------------  ---------   ------------   --------------  ---------------
Class B
12/31/97 (b)                  16.14       (0.10)(a)         1.46(a)             1.36
------------------------  ---------   ------------   --------------  ---------------
10/01/96-06/30/97             16.58       (0.12)(a)         1.75(a)             1.63
------------------------  ---------   ------------   --------------  ---------------
09/30/96                      16.06       (0.09)            2.39                2.30
------------------------  ---------   ------------   --------------  ---------------
05/22/95-09/30/95             13.93       (0.05)            2.18                2.13
------------------------  ---------   ------------   --------------  ---------------
Class C
12/31/97 (b)                  16.13       (0.10)(a)         1.47(a)             1.37
------------------------  ---------   ------------   --------------  ---------------
10/01/96-06/30/97             16.58       (0.12)(a)         1.74(a)             1.62
------------------------  ---------   ------------   --------------  ---------------
09/30/96                      16.05       (0.16)            2.47                2.31
------------------------  ---------   ------------   --------------  ---------------
09/30/95                      12.95       (0.12)            3.38                3.26
------------------------  ---------   ------------   --------------  ---------------
09/30/94                      12.65       (0.14)            0.56                0.42
------------------------  ---------   ------------   --------------  ---------------
12/17/92-09/30/93             10.00       (0.09)            2.74                2.65

Small Cap Value Fund
Class A
12/31/97 (b)             $    15.75  $     0.13(a)     $    2.59(a)     $       2.72
------------------------  ---------   ------------   --------------  ---------------
01/20/97-06/30/97             14.02        0.10             1.63                1.73
------------------------  ---------   ------------   --------------  ---------------
Class B
12/31/97 (b)                  15.71        0.07(a)          2.56(a)             2.63
------------------------  ---------   ------------   --------------  ---------------
01/20/97-06/30/97             14.02        0.08             1.61                1.69
------------------------  ---------   ------------   --------------  ---------------
Class C
12/31/97 (b)                  15.71        0.07(a)          2.57(a)             2.64
------------------------  ---------   ------------   --------------  ---------------
01/20/97-06/30/97             14.02        0.08             1.61                1.69
------------------------  ---------   ------------   --------------  ---------------

Opportunity Fund
Class A
12/31/97 (b)             $    29.35  $    (0.13)(a)    $    1.20(a)     $       1.07
------------------------  ---------   ------------   --------------  ---------------
10/01/96-06/30/97             37.36        0.00            (3.10)              (3.10)
------------------------  ---------   ------------   --------------  ---------------
09/30/96                      39.08       (0.11)            6.12                6.01
------------------------  ---------   ------------   --------------  ---------------
09/30/95                      28.87       (0.11)           11.19               11.08
------------------------  ---------   ------------   --------------  ---------------
09/30/94                      33.43       (0.17)           (2.02)              (2.19)
------------------------  ---------   ------------   --------------  ---------------
09/30/93                      19.84       (0.15)           14.00               13.85
------------------------  ---------   ------------   --------------  ---------------
09/30/92                      17.95       (0.04)            3.61                3.57
------------------------  ---------   ------------   --------------  ---------------


                            Dividends    Dividends in    Distributions    Distributions
                            From Net     Excess of Net   From Net         in Excess of
Selected Per Share Data     Investment   Investment      Realized         Net Real
for the Period Ended:       Income       Income          Capital Gains    Capital Gains
                            ----------   ------------    -------------    -------------
Class B
12/31/97 (b)                      0.00           0.00           (4.32)             0.00
------------------------    ----------   ------------    -------------    -------------
10/01/96-06/30/97                 0.00           0.00           (3.51)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/96                          0.00           0.00           (2.93)             0.00
------------------------    ----------   ------------    -------------    -------------
05/23/95-09/30/95                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------
Class C
12/31/97 (b)                      0.00           0.00           (4.32)             0.00
------------------------    ----------   ------------    -------------    -------------
10/01/96-06/30/97                 0.00           0.00           (3.51)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/96                          0.00           0.00           (2.93)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/95                          0.00           0.00           (1.19)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/94                          0.00           0.00           (1.87)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/93                          0.00           0.00           (0.74)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/92                         (0.01)          0.00           (1.25)             0.00
------------------------    ----------   ------------    -------------    -------------

Mid Cap Growth Fund
Class A
12/31/97 (b)              $      (0.04)    $     0.00    $      (1.33)    $        0.00
------------------------    ----------   ------------    -------------    -------------
01/13/97-06/30/97                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------
Class B
12/31/97 (b)                      0.00           0.00           (1.33)             0.00
------------------------    ----------   ------------    -------------    -------------
01/13/97-06/30/97                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------
Class C
12/31/97 (b)                      0.00           0.00           (1.33)             0.00
------------------------    ----------   ------------    -------------    -------------
01/13/97-06/30/97                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------

Target Fund
Class A
12/31/97 (b)              $       0.00     $     0.00    $      (4.45)    $        0.00
------------------------    ----------   ------------    -------------    -------------
10/01/96-06/30/97                 0.00           0.00           (2.07)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/96                          0.00           0.00           (1.78)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/95                          0.00           0.00           (0.16)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/94                          0.00           0.00           (0.12)             0.00
------------------------    ----------   ------------    -------------    -------------
12/17/92-09/30/93                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------
Class B
12/31/97 (b)                      0.00           0.00           (4.45)             0.00
------------------------    ----------   ------------    -------------    -------------
10/01/96-06/30/97                 0.00           0.00           (2.07)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/96                          0.00           0.00           (1.78)             0.00
------------------------    ----------   ------------    -------------    -------------
05/22/95-09/30/95                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------
Class C
12/31/97 (b)                      0.00           0.00           (4.45)             0.00
------------------------    ----------   ------------    -------------    -------------
10/01/96-06/30/97                 0.00           0.00           (2.07)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/96                          0.00           0.00           (1.78)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/95                          0.00           0.00           (0.16)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/94                          0.00           0.00           (0.12)             0.00
------------------------    ----------   ------------    -------------    -------------
12/17/92-09/30/93                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------

Small Cap Value Fund
Class A
12/31/97 (b)              $      (0.13)    $     0.00    $      (0.76)    $        0.00
------------------------    ----------   ------------    -------------    -------------
01/20/97-06/30/97                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------
Class B
12/31/97 (b)                     (0.09)          0.00           (0.76)             0.00
------------------------    ----------   ------------    -------------    -------------
01/20/97-06/30/97                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------
Class C
12/31/97 (b)                     (0.09)          0.00           (0.76)             0.00
------------------------    ----------   ------------    -------------    -------------
01/20/97-06/30/97                 0.00           0.00            0.00              0.00
------------------------    ----------   ------------    -------------    -------------

Opportunity Fund
Class A
12/31/97 (b)              $       0.00     $     0.00    $      (1.94)    $        0.00
------------------------    ----------   ------------    -------------    -------------
10/01/96-06/30/97                 0.00           0.00           (4.91)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/96                          0.00           0.00           (7.73)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/95                          0.00           0.00           (0.87)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/94                          0.00           0.00           (2.26)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/93                          0.00           0.00           (0.26)             0.00
------------------------    ----------   ------------    -------------    -------------
09/30/92                          0.00           0.00           (1.68)             0.00
------------------------    ----------   ------------    -------------    -------------

* Annualized
  (a) Per Share amounts based on average number od shares outstanding during the period.
  (b) Unaudited

54 See accompanying notes

Financial Highlights
A, B, C Classes (Cont.)

                                    Distributions      Tax Basis                      Net Asset
Selected Per Share Data             from               Return of     Total            Value End of
for the Period Ended:               Equalization       Capital       Distributions    Period              Total Return
                                    ------------       ---------     -------------    ------------        ------------
12/31/97 (b)                                0.00            0.00            (4.32)            23.90              10.26
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/01/96-06/30/97                           0.00            0.00            (3.51)            25.59              15.32
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/96                                    0.00            0.00            (2.93)            25.46              15.22
-------------------------------     ------------       ---------     -------------    ------------        ------------
05/23/95-09/30/95                           0.00            0.00             0.00             24.94              10.20
-------------------------------     ------------       ---------     -------------    ------------        ------------
Class C
12/31/97 (b)                                0.00            0.00            (4.32)            23.89              10.26
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/01/96-06/30/97                           0.00            0.00            (3.51)            25.58              15.27
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/96                                    0.00            0.00            (2.93)            25.46              15.22
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/95                                    0.00            0.00            (1.19)            24.94              22.80
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/94                                    0.00            0.00            (1.87)            21.52               0.50
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/93                                    0.00            0.00            (0.74)            23.32              16.90
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/92                                    0.00            0.00            (1.26)            20.64               6.90
-------------------------------     ------------       ---------     -------------    ------------        ------------

Mid Cap Growth Fund
Class A
12/31/97 (b)                            $   0.00         $  0.00          $ (1.37)         $  22.45              17.60%
-------------------------------     ------------       ---------     -------------    ------------        ------------
01/13/97-06/30/97                           0.00            0.00             0.00             20.24              11.58
-------------------------------     ------------       ---------     -------------    ------------        ------------
Class B
12/31/97 (b)                                0.00            0.00            (1.33)            22.33              17.20
-------------------------------     ------------       ---------     -------------    ------------        ------------
01/13/97-06/30/97                           0.00            0.00             0.00             20.17              11.19
-------------------------------     ------------       ---------     -------------    ------------        ------------
Class C
12/31/97 (b)                                0.00            0.00            (1.33)            22.33              17.15
-------------------------------     ------------       ---------     -------------    ------------        ------------
01/13/97-06/30/97                           0.00            0.00             0.00             20.18              11.25
-------------------------------     ------------       ---------     -------------    ------------        ------------

Target Fund
Class A
12/31/97 (b)                            $   0.00         $  0.00          $ (4.45)         $  13.86               8.07%
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/01/96-06/30/97                           0.00            0.00            (2.07)            16.82              11.19
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/96                                    0.00            0.00            (1.78)            17.11              16.50
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/95                                    0.00            0.00            (0.16)            16.40              26.50
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/94                                    0.00            0.00            (0.12)            13.13               4.20
-------------------------------     ------------       ---------     -------------    ------------        ------------
12/17/92-09/30/93                           0.00            0.00             0.00             12.72              27.20
-------------------------------     ------------       ---------     -------------    ------------        ------------
Class B
12/31/97 (b)                                0.00            0.00            (4.45)            13.05               7.58
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/01/96-06/30/97                           0.00            0.00            (2.07)            16.14              10.58
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/96                                    0.00            0.00            (1.78)            16.58              15.58
-------------------------------     ------------       ---------     -------------    ------------        ------------
05/22/95-09/30/95                           0.00            0.00             0.00             16.06              15.30
-------------------------------     ------------       ---------     -------------    ------------        ------------
Class C
12/31/97 (b)                                0.00            0.00            (4.45)            13.05               7.64
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/01/96-06/30/97                           0.00            0.00            (2.07)            16.13              10.52
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/96                                    0.00            0.00            (1.78)            16.58              15.66
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/95                                    0.00            0.00            (0.16)            16.05              25.60
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/94                                    0.00            0.00            (0.12)            12.95               3.40
-------------------------------     ------------       ---------     -------------    ------------        ------------
12/17/92-09/30/93                           0.00            0.00             0.00             12.65              26.50
-------------------------------     ------------       ---------     -------------    ------------        ------------

Small Cap Value Fund
Class A
12/31/97 (b)                            $   0.00         $  0.00          $ (0.89)         $  17.58              17.33%
-------------------------------     ------------       ---------     -------------    ------------        ------------
01/20/97-06/30/97                           0.00            0.00             0.00             15.75              12.34
-------------------------------     ------------       ---------     -------------    ------------        ------------
Class B
12/31/97 (b)                                0.00            0.00            (0.85)            17.49              16.80
-------------------------------     ------------       ---------     -------------    ------------        ------------
01/20/97-06/30/97                           0.00            0.00             0.00             15.71              12.05
-------------------------------     ------------       ---------     -------------    ------------        ------------
Class C
12/31/97 (b)                                0.00            0.00            (0.85)            17.50              16.82
-------------------------------     ------------       ---------     -------------    ------------        ------------
01/20/97-06/30/97                           0.00            0.00             0.00             15.71              12.05
-------------------------------     ------------       ---------     -------------    ------------        ------------

Opportunity Fund
Class A
12/31/97 (b)                            $   0.00         $  0.00          $ (1.94)         $  28.48               3.51%
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/01/96-06/30/97                           0.00            0.00            (4.91)            29.35              (8.87)
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/96                                    0.00            0.00            (7.73)            37.36              18.35
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/95                                    0.00            0.00            (0.87)            39.08              39.70
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/94                                    0.00           (0.11)           (2.37)            28.87              (6.70)
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/93                                    0.00            0.00            (0.26)            33.43              70.40
-------------------------------     ------------       ---------     -------------    ------------        ------------
09/30/92                                    0.00            0.00            (1.68)            19.84              21.60
-------------------------------     ------------       ---------     -------------    ------------        ------------

                                                             Ratio of Net
                                              Ratio of       Investment
                                              Expenses to    Income(Loss)
                           Net Assets End     Average Net    to Average     Portfolio       Average
                         of Period (000s)     Assets         Net Assets     Turnover Rate   Commission Rate
                         ----------------     -----------    ------------   -------------   ---------------
Class B
12/31/97 (b)                       63,052           1.91*         (1.01)*              76              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                  55,626           1.86*         (0.62)*              94              0.05
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                           37,256           1.86          (0.51)              104              0.07
-----------------------  ----------------     -----------    ------------   -------------   ---------------
05/23/95-09/30/95                   7,671           1.90*         (0.40)*             111
-----------------------  ----------------     -----------    ------------   -------------
Class C
12/31/97 (b)                    1,554,136           1.86*         (1.02)*              76              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97               1,514,432           1.86*         (0.61)*              94              0.05
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                        1,450,216           1.86          (0.51)              104              0.07
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/95                        1,290,152           1.90          (0.20)              111
-----------------------  ----------------     -----------    ------------   -------------
09/30/94                        1,085,427           1.90          (0.20)              115
-----------------------  ----------------     -----------    ------------   -------------
09/30/93                        1,077,490           1.90          (0.30)              110
-----------------------  ----------------     -----------    ------------   -------------
09/30/92                          853,121           1.90          (0.10)               92
-----------------------  ----------------     -----------    ------------   -------------

Mid Cap Growth Fund
Class A
12/31/97 (b)                   $   24,043           1.11%*         0.07%*              29%            $0.05
-----------------------  ----------------     -----------    ------------   -------------   ---------------
01/13/97-06/30/97                  12,184           1.11*          0.17*               82              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
Class B
12/31/97 (b)                       49,941           1.85*         (0.68)*              29              0.05
-----------------------  ----------------     -----------    ------------   -------------   ---------------
01/13/97-06/30/97                  28,259           1.85*         (0.58)*              82              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
Class C
12/31/97 (b)                       93,258           1.85*         (0.68)*              29              0.05
-----------------------  ----------------     -----------    ------------   -------------   ---------------
01/13/97-06/30/97                  53,686           1.86*         (0.58)*              82              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------

Target Fund
Class A
12/31/97 (b)                   $  158,794           1.21%*        (0.40)%*            121%            $0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                 150,689           1.20*         (0.31)*             145              0.04
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                          156,027           1.18          (0.34)              141              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/95                          121,915           1.20          (0.10)              128
-----------------------  ----------------     -----------    ------------   -------------
09/30/94                           90,527           1.20          (0.30)              104
-----------------------  ----------------     -----------    ------------   -------------
12/17/92-09/30/93                  48,787           1.30*         (0.30)*              76
-----------------------  ----------------     -----------    ------------   -------------
Class B
12/31/97 (b)                       70,531           1.96*         (1.16)*             121              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                  67,531           1.94*         (1.05)*             145              0.04
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                           49,851           1.93          (1.09)              141              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
05/22/95-09/30/95                   7,554           2.00*         (0.90)*             128
-----------------------  ----------------     -----------    ------------   -------------
Class C
12/31/97 (b)                      942,036           1.96*         (1.16)*             121              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                 969,317           1.94*         (1.06)*             145              0.04
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                          974,948           1.93          (1.09)              141              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/95                          780,355           2.00          (0.90)              128
-----------------------  ----------------     -----------    ------------   -------------
09/30/94                          556,043           2.00          (1.10)              104
-----------------------  ----------------     -----------    ------------   -------------
12/17/92-09/30/93                 298,238           2.00*         (1.00)*              76
-----------------------  ----------------     -----------    ------------   -------------

Cap Value Fund
Class A
12/31/97 (b)                   $   32,115           1.26%*         1.48%*              18%            $0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                   6,563           1.30*          1.94*               48              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
Class B
12/31/97 (b)                       60,582           2.01*          0.75*               18              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                  11,077           2.04*          1.23*               48              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
Class C
12/31/97 (b)                       86,913           2.01*          0.75*               18              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                  20,637           2.05*          1.13*               48              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------

Opportunity Fund
Class A
12/31/97 (b)                   $  200,463           1.31%*        (0.85)%*             37%            $0.05
-----------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                 213,484           1.25*         (0.12)*              69              0.06
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                          134,859           1.13          (0.32)               91              0.07
-----------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/95                          120,830           1.20          (0.40)              102
-----------------------  ----------------     -----------    ------------   -------------
09/30/94                           95,261           1.10          (0.60)               78
-----------------------  ----------------     -----------    ------------   -------------
09/30/93                          106,666           1.20          (0.60)              105
-----------------------  ----------------     -----------    ------------   -------------
09/30/92                           22,454           1.30          (0.20)               94
-----------------------  ----------------     -----------    ------------   -------------

*Annualized
 (a) Per share amounts based on average number of shares outstanding during the period.
 (b) Unaudited


                                                      See accompanying notes  55

Financial Highlights
A, B and C Classes (Cont.)


                               Net Asset                  Net Realized/
                               Value       Net            Unrealized      Total Income
Selected Per Share Data        Beginning   Investment     Gain (Loss) on  From Investment
for the Period Ended:          of Period   Income (Loss)  Investments     Operations
                               ---------   -------------  --------------  ---------------
Class C
12/31/97 (b)                       27.38       (0.23)(a)         1.13(a)            0.90
-----------------------------  ---------   -------------  --------------  ---------------
10/01/96-06/30/97                  35.38       (0.04)           (3.05)             (3.09)
-----------------------------  ---------   -------------  --------------  ---------------
09/30/96                           37.64       (0.35)            5.82               5.47
-----------------------------  ---------   -------------  --------------  ---------------
09/30/95                           28.04       (0.34)           10.81              10.47
-----------------------------  ---------   -------------  --------------  ---------------
09/30/94                           32.77       (0.38)           (1.98)             (2.36)
-----------------------------  ---------   -------------  --------------  ---------------
09/30/93                           19.60       (0.34)           13.77              13.43
-----------------------------  ---------   -------------  --------------  ---------------
09/30/92                           17.87       (0.18)            3.59               3.41
-----------------------------  ---------   -------------  --------------  ---------------

International Developed Fund
Class A
12/31/97 (b)                   $   13.08    $   0.01(a)     $   (0.95)(a)    $     (0.94)
-----------------------------  ---------   -------------  --------------  ---------------
01/20/97-06/30/97                  11.71        0.09(a)          1.28(a)            1.37
-----------------------------  ---------   -------------  --------------  ---------------
Class B
12/31/97 (b)                       13.06       (0.04)(a)        (0.95)(a)          (0.99)
-----------------------------  ---------   -------------  --------------  ---------------
01/20/97-06/30/97                  11.71        0.06(a)          1.29(a)            1.35
-----------------------------  ---------   -------------  --------------  ---------------
Class C
12/31/97 (b)                       13.06       (0.04)(a)        (0.95)(a)          (0.99)
-----------------------------  ---------   -------------  --------------  ---------------
01/20/97-06/30/97                  11.71        0.06(a)          1.29(a)            1.35
-----------------------------  ---------   -------------  --------------  ---------------

International Fund
Class A
12/31/97 (b)                   $   14.26    $  (0.03)(a)    $   (1.15)(a)    $     (1.18)
-----------------------------  ---------   -------------  --------------  ---------------
10/01/96-06/30/97                  13.03        0.29             1.33               1.62
-----------------------------  ---------   -------------  --------------  ---------------
09/30/96                           12.19        0.07             0.77               0.84
-----------------------------  ---------   -------------  --------------  ---------------
09/30/95                           12.92        0.07            (0.56)             (0.49)
-----------------------------  ---------   -------------  --------------  ---------------
09/30/94                           12.17        0.04             0.94               0.98
-----------------------------  ---------   -------------  --------------  ---------------
09/30/93                           10.04        0.07             2.80               2.87
-----------------------------  ---------   -------------  --------------  ---------------
09/30/92                           10.54        0.05            (0.37)             (0.32)
-----------------------------  ---------   -------------  --------------  ---------------
Class B
12/31/97 (b)                       13.56       (0.07)(a)        (1.10)(a)          (1.17)
-----------------------------  ---------   -------------  --------------  ---------------
10/01/96-06/30/97                  12.48        0.16             1.31               1.47
-----------------------------  ---------   -------------  --------------  ---------------
09/30/96                           11.75        0.00(a)          0.73(a)            0.73
-----------------------------  ---------   -------------  --------------  ---------------
05/22/95-09/30/95                  11.30        0.00             0.45               0.45
-----------------------------  ---------   -------------  --------------  ---------------
Class C
12/31/97 (b)                       13.55       (0.07)(a)        (1.10)(a)          (1.17)
-----------------------------  ---------   -------------  --------------  ---------------
10/01/96-06/30/97                  12.47        0.18             1.29               1.47
-----------------------------  ---------   -------------  --------------  ---------------
09/30/96                           11.75       (0.05)            0.77               0.72
-----------------------------  ---------   -------------  --------------  ---------------
09/30/95                           12.56       (0.02)           (0.55)             (0.57)
-----------------------------  ---------   -------------  --------------  ---------------
09/30/94                           11.92       (0.06)            0.93               0.87
-----------------------------  ---------   -------------  --------------  ---------------
09/30/93                            9.92       (0.01)            2.75               2.74
-----------------------------  ---------   -------------  --------------  ---------------
09/30/92                           10.49       (0.06)           (0.33)             (0.39)
-----------------------------  ---------   -------------  --------------  ---------------

Emerging Markets Fund
Class A
12/31/97 (b)                   $   13.94    $  (0.02)(a)    $   (2.25)(a)    $     (2.27)
-----------------------------  ---------   -------------  --------------  ---------------
01/20/97-06/30/97                  12.82        0.09(a)          1.03(a)            1.12
-----------------------------  ---------   -------------  --------------  ---------------
Class B
12/31/97 (b)                       13.89       (0.07)(a)        (2.23)(a)          (2.30)
-----------------------------  ---------   -------------  --------------  ---------------
01/20/97-06/30/97                  12.82        0.03(a)          1.04(a)            1.07
-----------------------------  ---------   -------------  --------------  ---------------
Class C
12/31/97 (b)                       13.89       (0.07)(a)        (2.23)(a)          (2.30)
-----------------------------  ---------   -------------  --------------  ---------------
01/20/97-06/30/97                  12.82        0.04(a)          1.03(a)            1.07
-----------------------------  ---------   -------------  --------------  ---------------

Innovation Fund
Class A
12/31/97 (b)                   $   17.43    $  (0.09)(a)    $    1.54(a)     $      1.45
-----------------------------  ---------   -------------  --------------  ---------------
10/01/96-06/30/97                  17.26        0.07             0.36               0.43
-----------------------------  ---------   -------------  --------------  ---------------
09/30/96                           14.74       (0.07)            2.94               2.87
-----------------------------  ---------   -------------  --------------  ---------------
12/22/94-09/30/95                  10.00       (0.06)            4.80               4.74
-----------------------------  ---------   -------------  --------------  ---------------
Class B
12/31/97 (b)                       17.10       (0.16)(a)         1.51(a)            1.35
-----------------------------  ---------   -------------  --------------  ---------------
10/01/96-06/30/97                  17.04       (0.03)            0.35               0.32
-----------------------------  ---------   -------------  --------------  ---------------
09/30/96                           14.66       (0.11)            2.84               2.73
-----------------------------  ---------   -------------  --------------  ---------------
05/22/95-09/30/95                  11.81       (0.08)            2.93               2.85
-----------------------------  ---------   -------------  --------------  ---------------



                             Dividends    Dividends in     Distributions    Distributions
                             From Net     Excess of Net    From Net         in Exces of
Selected Per Share Data      Investment   Investment       Realized         Net Real
for the Period Ended:        Income       Income           Capital Gains    Capital Gains
                             ----------   -------------    -------------    -------------
Class C
12/31/97 (b)                       0.00            0.00           (1.94)             0.00
---------------------------  ----------   -------------    -------------    -------------
10/01/96-06/30/97                  0.00            0.00           (4.91)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/96                           0.00            0.00           (7.73)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/95                           0.00            0.00           (0.87)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/94                           0.00            0.00           (2.26)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/93                           0.00            0.00           (0.26)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/92                           0.00            0.00           (1.68)             0.00
---------------------------  ----------   -------------    -------------    -------------

International Developed Fund
Class A
12/31/97 (b)                   $  (0.10)    $      0.00    $      (0.58)    $        0.00
---------------------------  ----------   -------------    -------------    -------------
01/20/97-06/30/97                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
Class B
12/31/97 (b)                      (0.06)           0.00           (0.58)             0.00
---------------------------  ----------   -------------    -------------    -------------
01/20/97-06/30/97                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
Class C
12/31/97 (b)                      (0.06)           0.00           (0.58)             0.00
---------------------------  ----------   -------------    -------------    -------------
01/20/97-06/30/97                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------

International Fund
Class A
12/31/97 (b)                   $   0.00     $      0.00    $      (1.12)    $        0.00
---------------------------  ----------   -------------    -------------    -------------
10/01/96-06/30/97                  0.00            0.00           (0.39)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/96                           0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/95                           0.00            0.00           (0.24)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/94                           0.00            0.00           (0.23)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/93                           0.00            0.00           (0.74)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/92                           0.00            0.00           (0.18)             0.00
---------------------------  ----------   -------------    -------------    -------------
Class B
12/31/97 (b)                       0.00            0.00           (1.12)             0.00
---------------------------  ----------   -------------    -------------    -------------
10/01/96-06/30/97                  0.00            0.00           (0.39)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/96                           0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
05/22/95-09/30/95                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
Class C
12/31/97 (b)                       0.00            0.00           (1.12)             0.00
---------------------------  ----------   -------------    -------------    -------------
10/01/96-06/30/97                  0.00            0.00           (0.39)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/96                           0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/95                           0.00            0.00           (0.24)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/94                           0.00            0.00           (0.23)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/93                           0.00            0.00           (0.74)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/92                           0.00            0.00           (0.18)             0.00
---------------------------  ----------   -------------    -------------    -------------

Emerging Markets Fund
Class A
12/31/97 (b)                   $   0.00     $      0.00    $       0.00     $        0.00
---------------------------  ----------   -------------    -------------    -------------
01/20/97-06/30/97                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
Class B
12/31/97 (b)                       0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
01/20/97-06/30/97                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
Class C
12/31/97 (b)                       0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
01/20/97-06/30/97                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------

Innovation Fund
Class A
12/31/97 (b)                   $   0.00     $      0.00    $      (1.17)    $        0.00
---------------------------  ----------   -------------    -------------    -------------
10/01/96-06/30/97                  0.00            0.00           (0.26)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/96                           0.00            0.00           (0.35)             0.00
---------------------------  ----------   -------------    -------------    -------------
12/22/94-09/30/95                  0.00            0.00            0.00              0.00
---------------------------  ----------   -------------    -------------    -------------
Class B
12/31/97 (b)                       0.00            0.00           (1.17)             0.00
---------------------------  ----------   -------------    -------------    -------------
10/01/96-06/30/97                  0.00            0.00           (0.26)             0.00
---------------------------  ----------   -------------    -------------    -------------
09/30/96                           0.00            0.00           (0.35)             0.00
---------------------------  ----------   -------------    -------------    -------------
05/22/95-09/30/95                  0.00            0.00            0.00              0.00

* Annualized

  (a) Per share amounts based upon average number of shares outstanding during the period.
  (b) Unaudited

56 See accompanying notes

Financial Highlights
A, B, C Classes (Cont.)

                                    Distributions      Tax Basis                     Net Asset
Selected Per Share Data             from               Return of    Total            Value End of
for the Periuod Ended:              Equalization       Capital      Distributions    Period            Total Return
                                    ------------       ---------    -------------    ------------      ------------
Class C
12/31/97 (b)                                 0.00           0.00           (1.94)           26.34              3.14
-----------------------------       ------------       ---------    -------------    ------------      ------------
10/01/96-06/30/97                            0.00           0.00           (4.91)           27.38             (9.40)
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/96                                     0.00           0.00           (7.73)           35.38             17.47
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/95                                     0.00           0.00           (0.87)           37.64             38.60
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/94                                     0.00          (0.11)          (2.37)           28.04             (7.40)
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/93                                     0.00           0.00           (0.26)           32.77             69.10
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/92                                     0.00           0.00           (1.68)           19.60             20.80
-----------------------------       ------------       ---------    -------------    ------------      ------------

International Developed Fund
Class A
12/31/97 (b)                             $   0.00       $   0.00        $  (0.68)       $   11.46             (7.19)%
-----------------------------       ------------       ---------    -------------    ------------      ------------
01/20/97-06/30/97                            0.00           0.00            0.00            13.08             11.70
-----------------------------       ------------       ---------    -------------    ------------      ------------
Class B
12/31/97 (b)                                 0.00           0.00           (0.64)           11.43             (7.59)
-----------------------------       ------------       ---------    -------------    ------------      ------------
01/20/97-06/30/97                            0.00           0.00            0.00            13.06             11.53
-----------------------------       ------------       ---------    -------------    ------------      ------------
Class C
12/31/97 (b)                                 0.00           0.00           (0.64)           11.43             (7.61)
-----------------------------       ------------       ---------    -------------    ------------      ------------
01/20/97-06/30/97                            0.00           0.00            0.00            13.06             11.53
-----------------------------       ------------       ---------    -------------    ------------      ------------

International Fund
Class A
12/31/97 (b)                             $   0.00       $   0.00        $  (1.12)       $   11.96            (8.23)%
-----------------------------       ------------       ---------    -------------    ------------      ------------
10/01/96-06/30/97                            0.00           0.00           (0.39)           14.26             12.82
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/96                                     0.00           0.00            0.00            13.03              6.89
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/95                                     0.00           0.00           (0.24)           12.19             (3.70)
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/94                                     0.00           0.00           (0.23)           12.92              8.20
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/93                                     0.00           0.00           (0.74)           12.17             30.40
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/92                                     0.00           0.00           (0.18)           10.04             (3.10)
-----------------------------       ------------       ---------    -------------    ------------      ------------
Class B
12/31/97 (b)                                 0.00           0.00           (1.12)           11.27             (8.59)
-----------------------------       ------------       ---------    -------------    ------------      ------------
10/01/96-06/30/97                            0.00           0.00           (0.39)           13.56             12.17
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/96                                     0.00           0.00            0.00            12.48              6.21
-----------------------------       ------------       ---------    -------------    ------------      ------------
05/22/95-09/30/95                            0.00           0.00            0.00            11.75              4.00
-----------------------------       ------------       ---------    -------------    ------------      ------------
Class C
12/31/97 (b)                                 0.00           0.00           (1.12)           11.26             (8.60)
-----------------------------       ------------       ---------    -------------    ------------      ------------
10/01/96-06/30/97                            0.00           0.00           (0.39)           13.55             12.18
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/96                                     0.00           0.00            0.00            12.47              6.13
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/95                                     0.00           0.00           (0.24)           11.75             (4.50)
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/94                                     0.00           0.00           (0.23)           12.56              7.40
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/93                                     0.00           0.00           (0.74)           11.92             29.40
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/92                                     0.00           0.00           (0.18)            9.92             (3.80)
-----------------------------       ------------       ---------    -------------    ------------      ------------

Emerging Markets Fund
Class A
12/31/97 (b)                             $   0.00       $   0.00        $   0.00        $   11.67            (16.28)%
-----------------------------       ------------       ---------    -------------    ------------      ------------
01/20/97-06/30/97                            0.00           0.00            0.00            13.94              8.74
-----------------------------       ------------       ---------    -------------    ------------      ------------
Class B
12/31/97 (b)                                 0.00           0.00            0.00            11.59            (16.56)
-----------------------------       ------------       ---------    -------------    ------------      ------------
01/20/97-06/30/97                            0.00           0.00            0.00            13.89              8.35
-----------------------------       ------------       ---------    -------------    ------------      ------------
Class C
12/31/97 (b)                                 0.00           0.00            0.00            11.59            (16.56)
-----------------------------       ------------       ---------    -------------    ------------      ------------
01/20/97-06/30/97                            0.00           0.00            0.00            13.89              8.35
-----------------------------       ------------       ---------    -------------    ------------      ------------

Innovation Fund
Class A
12/31/97 (b)                             $   0.00       $   0.00        $  (1.17)       $   17.71              8.03%
-----------------------------       ------------       ---------    -------------    ------------      ------------
10/01/96-06/30/97                            0.00           0.00           (0.26)           17.43              2.41
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/96                                     0.00           0.00           (0.35)           17.26             19.86
-----------------------------       ------------       ---------    -------------    ------------      ------------
12/22/94-09/30/95                            0.00           0.00            0.00            14.74             47.40
-----------------------------       ------------       ---------    -------------    ------------      ------------
Class B
12/31/97 (b)                                 0.00           0.00           (1.17)           17.28              7.60
-----------------------------       ------------       ---------    -------------    ------------      ------------
10/01/96-06/30/97                            0.00           0.00           (0.26)           17.10              1.79
-----------------------------       ------------       ---------    -------------    ------------      ------------
09/30/96                                     0.00           0.00           (0.35)           17.04             18.99
-----------------------------       ------------       ---------    -------------    ------------      ------------
05/22/95-09/30/95                            0.00           0.00            0.00            14.66             24.10
-----------------------------       ------------       ---------    -------------    ------------      ------------



                                            Ratio of       Investment
                                            Expenses to    Income(Loss)
                         Net Assets End     Average Net    to Average     Portfolio       Average
                       of Period (000s)     Assets         Net Assets     Turnover Rate   Commission Rate
                       ----------------     -----------    ------------   -------------   ---------------
Class C
12/31/97 (b)                    561,851           2.06*         (1.60)*           37               0.05
---------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97               629,446           1.97*         (0.95)*           69               0.06
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                        800,250           1.88          (1.07)            91               0.07
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/95                        715,191           1.90          (1.10)           102
---------------------  ----------------     -----------    ------------   -------------
09/30/94                        553,460           1.90          (1.40)            78
---------------------  ----------------     -----------    ------------   -------------
09/30/93                        618,193           2.00          (1.30)           105
---------------------  ----------------     -----------    ------------   -------------
09/30/92                        179,081           2.00          (1.00)            94
---------------------  ----------------     -----------    ------------   -------------

International Developed Fund
Class A
12/31/97 (b)                   $    487           1.51%*         0.10%*           37%         $    0.03
---------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                   318           1.54*          1.74*            77               0.03
---------------------  ----------------     -----------    ------------   -------------   ---------------
Class B
12/31/97 (b)                      2,102           2.26*         (0.60)*           37               0.03
---------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                 1,123           2.28*          1.08*            77               0.03
---------------------  ----------------     -----------    ------------   -------------   ---------------
Class C
12/31/97 (b)                      3,612           2.26*         (0.62)*           37               0.03
---------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                 2,526           2.28*          1.07*            77               0.03
---------------------  ----------------     -----------    ------------   -------------   ---------------

International Fund
Class A
12/31/97 (b)                   $ 17,084           1.47%*        (0.47)%*          37%         $    0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                18,287           1.51*          0.58*            59               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                         20,056           1.41           0.49            110               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/95                         17,951           1.50           0.60            170
---------------------  ----------------     -----------    ------------   -------------
09/30/94                         23,289           1.40           0.30             55
---------------------  ----------------     -----------    ------------   -------------
09/30/93                         11,992           1.40           0.60             68
---------------------  ----------------     -----------    ------------   -------------
09/30/92                            471           1.90           0.50            160
---------------------  ----------------     -----------    ------------   -------------
Class B
12/31/97 (b)                      7,781           2.22*         (1.16)*           37               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                 8,676           2.26*          0.18*            59               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                          5,893           2.16          (0.26)           110               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
05/22/95-09/30/95                   503           2.30*         (0.10)*          170
---------------------  ----------------     -----------    ------------   -------------
Class C
12/31/97 (b)                    129,380           2.22*         (1.15)*           37               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97               168,446           2.25*         (0.25)*           59               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                        203,544           2.16          (0.26)           110               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/95                        215,349           2.20          (0.20)           170
---------------------  ----------------     -----------    ------------   -------------
09/30/94                        294,492           2.20          (0.50)            55
---------------------  ----------------     -----------    ------------   -------------
09/30/93                        147,194           2.20          (0.10)            68
---------------------  ----------------     -----------    ------------   -------------
09/30/92                         28,299           2.60          (0.60)           160
---------------------  ----------------     -----------    ------------   -------------

Emerging Markets Fund
Class A
12/31/97 (b)                   $    231           1.78%*        (0.39)%*          34%         $    0.01
---------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                   214           1.89*          1.52*            74               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
Class B
12/31/97 (b)                        507           2.53*         (1.09)*           34               0.01
---------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                   308           2.62*          0.47*            74               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------
Class C
12/31/97 (b)                      1,465           2.53*         (1.10)*           34               0.01
---------------------  ----------------     -----------    ------------   -------------   ---------------
01/20/97-06/30/97                 1,833           2.63*          0.66*            74               0.00
---------------------  ----------------     -----------    ------------   -------------   ---------------

Innovation Fund
Class A
12/31/97 (b)                   $ 60,231           1.31%*        (0.95)%*          62%         $    0.05
---------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                56,215           1.28*         (0.68)*           80               0.05
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                         50,067           1.31          (0.61)           123               0.06
---------------------  ----------------     -----------    ------------   -------------   ---------------
12/22/94-09/30/95                28,239           1.40*         (0.60)*           86
---------------------  ----------------     -----------    ------------   -------------
Class B
12/31/97 (b)                     57,418           2.06*         (1.69)*           62               0.05
---------------------  ----------------     -----------    ------------   -------------   ---------------
10/01/96-06/30/97                51,472           2.03*         (1.43)*           80               0.05
---------------------  ----------------     -----------    ------------   -------------   ---------------
09/30/96                         33,778           2.06          (1.36)           123               0.06
---------------------  ----------------     -----------    ------------   -------------   ---------------
05/22/95-09/30/95                 6,509           2.30*         (1.70)*           86
---------------------  ----------------     -----------    ------------   -------------


                                                       See accompanying notes 57

Financial Highlights
A, B and C Classes (Cont.)


                               Net Asset                     Net Realized/
                               Value          Net            Unrealized      Total Income
Selected Per Share Data        Beginning      Investment     Gain (Loss) on  From Investment
for the Period Ended:          of Period      Income (Loss)  Investments     Operations
                               -------------  -------------  --------------  ---------------
Class C
12/31/97 (b)                         17.09       (0.16)(a)         1.51 (a)           1.35
---------------------------    -------------  -------------  --------------  ---------------
10/01/96-06/30/97                    17.04       (0.02)            0.33               0.31
---------------------------    -------------  -------------  --------------  ---------------
09/30/96                             14.65       (0.15)            2.89               2.74
---------------------------    -------------  -------------  --------------  ---------------
12/22/94-09/30/95                    10.00       (0.13)            4.78               4.65
---------------------------    -------------  -------------  --------------  ---------------

Precious Metals Fund
Class A
12/31/97 (b)                   $      8.83    $   0.02 (a)   $    (2.99)(a)  $       (2.97)
---------------------------    -------------  -------------  --------------  ---------------
10/01/96-06/30/97                    12.12        0.17            (3.29)             (3.12)
---------------------------    -------------  -------------  --------------  ---------------
09/30/96                             12.33        0.03            (0.24)             (0.21)
---------------------------    -------------  -------------  --------------  ---------------
09/30/95                             14.14        0.07            (1.88)             (1.81)
---------------------------    -------------  -------------  --------------  ---------------
09/30/94                             10.32        0.08             3.74               3.82
---------------------------    -------------  -------------  --------------  ---------------
09/30/93                              7.54        0.06             2.72               2.78
---------------------------    -------------  -------------  --------------  ---------------
09/30/92                              7.51       (0.01)            0.04               0.03
---------------------------    -------------  -------------  --------------  ---------------
Class B
12/31/97 (b)                          8.42       (0.01)(a)        (2.85)(a)          (2.86)
---------------------------    -------------  -------------  --------------  ---------------
10/01/96-06/30/97                    11.62        0.00            (3.03)             (3.03)
---------------------------    -------------  -------------  --------------  ---------------
09/30/96                             11.90       (0.03)           (0.25)             (0.28)
---------------------------    -------------  -------------  --------------  ---------------
06/15/95-09/30/95                    11.61       (0.01)            0.30               0.29
---------------------------    -------------  -------------  --------------  ---------------
Class C
12/31/97 (b)                          8.43        0.00 (a)        (2.87)(a)          (2.87)
---------------------------    -------------  -------------  --------------  ---------------
10/01/96-06/30/97                    11.62       (0.03)           (2.99)             (3.02)
---------------------------    -------------  -------------  --------------  ---------------
09/30/96                             11.90       (0.07)           (0.21)             (0.28)
---------------------------    -------------  -------------  --------------  ---------------
09/30/95                             13.75       (0.02)           (1.83)             (1.85)
---------------------------    -------------  -------------  --------------  ---------------
09/30/94                             10.11       (0.02)            3.66               3.64
---------------------------    -------------  -------------  --------------  ---------------
09/30/93                              7.44       (0.02)            2.69               2.67
---------------------------    -------------  -------------  --------------  ---------------
09/30/92                              7.46       (0.06)            0.04              (0.02)
---------------------------    -------------  -------------  --------------  ---------------

Balanced Fund
Class A
12/31/97 (b)                   $     11.40    $   0.01 (a)   $     1.12 (a)  $        1.13
---------------------------    -------------  -------------  --------------  ---------------
01/20/97-06/30/97                    10.77        0.21             0.58               0.79
---------------------------    -------------  -------------  --------------  ---------------
Class B
12/31/97 (b)                         11.39        0.11(a)          0.98 (a)           1.09
---------------------------    -------------  -------------  --------------  ---------------
01/20/97-06/30/97                    10.77        0.19             0.58               0.77
---------------------------    -------------  -------------  --------------  ---------------
Class C
12/31/97 (b)                         11.39        0.11 (a)         0.99 (a)           1.10
---------------------------    -------------  -------------  --------------  ---------------
01/20/97-06/30/97                    10.77        0.18             0.58               0.76
---------------------------    -------------  -------------  --------------  ---------------

Tax Exempt Fund
Class A
12/31/97 (b)                   $     11.97    $   0.27 (a)   $     0.35 (a)  $        0.62
---------------------------    -------------  -------------  --------------  ---------------
10/01/96-06/30/97                    11.87        0.42             0.11               0.53
---------------------------    -------------  -------------  --------------  ---------------
09/30/96                             11.83        0.62            (0.01)              0.61
---------------------------    -------------  -------------  --------------  ---------------
09/30/95                             11.21        0.57             0.63               1.20
---------------------------    -------------  -------------  --------------  ---------------
09/30/94                             12.74        0.56            (1.31)             (0.75)
---------------------------    -------------  -------------  --------------  ---------------
09/30/93                             11.94        0.61             1.02               1.63
---------------------------    -------------  -------------  --------------  ---------------
09/30/92                             11.53        0.65             0.42               1.07
---------------------------    -------------  -------------  --------------  ---------------
Class B
12/31/97 (b)                         11.97        0.23 (a)         0.34 (a)           0.57
---------------------------    -------------  -------------  --------------  ---------------
10/01/96-06/30/97                    11.89        0.36             0.09               0.45
---------------------------    -------------  -------------  --------------  ---------------
09/30/96                             11.84        0.53             0.00               0.53
---------------------------    -------------  -------------  --------------  ---------------
05/30/95-09/30/95                    11.90        0.16            (0.07)              0.09
---------------------------    -------------  -------------  --------------  ---------------
Class C
12/31/97 (b)                         11.97        0.23 (a)         0.34 (a)           0.57
---------------------------    -------------  -------------  --------------  ---------------
10/01/96-06/30/97                    11.86        0.36             0.11               0.47
---------------------------    -------------  -------------  --------------  ---------------
09/30/96                             11.82        0.52             0.00               0.52
---------------------------    -------------  -------------  --------------  ---------------
09/30/95                             11.21        0.48             0.62               1.10
---------------------------    -------------  -------------  --------------  ---------------
09/30/94                             12.73        0.47            (1.30)             (0.83)
---------------------------    -------------  -------------  --------------  ---------------
09/30/93                             11.94        0.52             1.01               1.53
---------------------------    -------------  -------------  --------------  ---------------
09/30/92                             11.53        0.58             0.41               0.99
---------------------------    -------------  -------------  --------------  ---------------


                               Dividends      Dividends in    Distributions    Distributions
                               From Net       Excess of Net   From Net         in Excess of
Selected Per Share Data        Investment     Investment      Realized         Net Real
for the Period Ended:          Income         Income          Capital Gains    Capital Gains
                               -------------  -------------   --------------   ---------------
Class C
12/31/97 (b)                         0.00           0.00            (1.17)            0.00
---------------------------    -------------  -------------   --------------   ---------------
10/01/96-06/30/97                    0.00           0.00            (0.26)            0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/96                             0.00           0.00            (0.35)            0.00
---------------------------    -------------  -------------   --------------   ---------------
12/22/94-09/30/95                    0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------

Precious Metals Fund
Class A
12/31/97 (b)                   $     0.00     $     0.00      $      0.00      $      0.00
---------------------------    -------------  -------------   --------------   ---------------
10/01/96-06/30/97                    0.00           0.00             0.00            (0.17)
---------------------------    -------------  -------------   --------------   ---------------
09/30/96                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/95                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/94                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/93                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/92                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
Class B
12/31/97 (b)                         0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
10/01/96-06/30/97                    0.00           0.00             0.00            (0.17)
---------------------------    -------------  -------------   --------------   ---------------
09/30/96                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
06/15/95-09/30/95                    0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
Class C
12/31/97 (b)                         0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
10/01/96-06/30/97                    0.00           0.00             0.00            (0.17)
---------------------------    -------------  -------------   --------------   ---------------
09/30/96                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/95                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/94                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/93                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/92                             0.00           0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------

Balanced Fund
Class A
12/31/97 (b)                   $    (0.18)    $     0.00      $     (1.09)     $      0.00
---------------------------    -------------  -------------   --------------   ---------------
01/20/97-06/30/97                   (0.16)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
Class B
12/31/97 (b)                        (0.16)          0.00            (1.09)            0.00
---------------------------    -------------  -------------   --------------   ---------------
01/20/97-06/30/97                   (0.15)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
Class C
12/31/97 (b)                        (0.16)          0.00            (1.09)            0.00
---------------------------    -------------  -------------   --------------   ---------------
01/20/97-06/30/97                   (0.14)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------

Tax Exempt Fund
Class A
12/31/97 (b)                   $    (0.28)    $     0.00      $      0.00      $      0.00
---------------------------    -------------  -------------   --------------   ---------------
10/01/96-06/30/97                   (0.43)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/96                            (0.52)         (0.05)            0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/95                            (0.58)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/94                            (0.58)          0.00            (0.20)            0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/93                            (0.64)          0.00            (0.19)            0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/92                            (0.66)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
Class B
12/31/97 (b)                        (0.23)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
10/01/96-06/30/97                   (0.37)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/96                            (0.44)         (0.04)            0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
05/30/95-09/30/95                   (0.15)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
Class C
12/31/97 (b)                        (0.23)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
10/01/96-06/30/97                   (0.36)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/96                            (0.44)         (0.04)            0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/95                            (0.49)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/94                            (0.49)          0.00            (0.20)            0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/93                            (0.55)          0.00            (0.19)            0.00
---------------------------    -------------  -------------   --------------   ---------------
09/30/92                            (0.58)          0.00             0.00             0.00
---------------------------    -------------  -------------   --------------   ---------------

*Annualized
  (a) Per share amounts based upon average number of shares outstanding during the period.
  (b) Unaudited


58   See accompanying notes

Financial Highlights
A, B, C Classes (Cont.)


                                    Distributions      Tax Basis                          Net Asset
Selected Per Share Data             from               Return of         Total            Value End of
for the Period Ended:               Equalization       Capital           Distributions    Period              Total Return
                                    -------------      -------------     -------------    --------------      -------------
Class C
12/31/97 (b)                              0.00               0.00            (1.17)             17.27               7.60
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                         0.00               0.00            (0.26)             17.09               1.73
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                  0.00               0.00            (0.35)             17.04              19.08
-------------------------------     -------------      -------------     -------------    --------------      -------------
12/22/94-09/30/95                         0.00               0.00             0.00              14.65              46.50
-------------------------------     -------------      -------------     -------------    --------------      -------------

Precious Metals Fund
Class A
12/31/97 (b)                        $     0.00         $     0.00        $    0.00        $      5.86             (33.64)%
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                         0.00               0.00            (0.17)              8.83             (26.05)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                  0.00               0.00             0.00              12.12              (1.70)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                  0.00               0.00             0.00              12.33             (12.80)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/94                                  0.00               0.00             0.00              14.14              37.00
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/93                                  0.00               0.00             0.00              10.32              36.90
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/92                                  0.00               0.00             0.00               7.54               0.40
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class B
12/31/97 (b)                              0.00               0.00             0.00               5.56             (33.97)
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                         0.00               0.00            (0.17)              8.42             (26.40)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                  0.00               0.00             0.00              11.62              (2.35)
-------------------------------     -------------      -------------     -------------    --------------      -------------
06/15/95-09/30/95                         0.00               0.00             0.00              11.90               2.50
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class C
12/31/97 (b)                              0.00               0.00             0.00               5.56             (34.05)
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                         0.00               0.00            (0.17)              8.43             (26.31)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                  0.00               0.00             0.00              11.62              (2.35)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                  0.00               0.00             0.00              11.90             (13.50)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/94                                  0.00               0.00             0.00              13.75              36.00
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/93                                  0.00               0.00             0.00              10.11              35.90
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/92                                  0.00               0.00             0.00               7.44              (0.30)
-------------------------------     -------------      -------------     -------------    --------------      -------------

Balanced Fund
Class A
12/31/97 (b)                        $     0.00         $     0.00        $   (1.27)       $     11.26               9.91%
-------------------------------     -------------      -------------     -------------    --------------      -------------
01/20/97-06/30/97                         0.00               0.00            (0.16)             11.40               7.42
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class B
12/31/97 (b)                              0.00               0.00            (1.25)             11.23               9.51
-------------------------------     -------------      -------------     -------------    --------------      -------------
01/20/97-06/30/97                         0.00               0.00            (0.15)             11.39               7.15
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class C
12/31/97 (b)                              0.00               0.00            (1.25)             11.24               9.62
-------------------------------     -------------      -------------     -------------    --------------      -------------
01/20/97-06/30/97                         0.00               0.00            (0.14)             11.39               7.12
-------------------------------     -------------      -------------     -------------    --------------      -------------

Tax Exempt Fund
Class A
12/31/97 (b)                        $     0.00         $     0.00        $   (0.28)       $     12.31               5.19%
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                         0.00               0.00            (0.43)             11.97               4.65
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                  0.00               0.00            (0.57)             11.87               5.22
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                  0.00               0.00            (0.58)             11.83              11.00
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/94                                  0.00               0.00            (0.78)             11.21              (6.10)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/93                                  0.00               0.00            (0.83)             12.74              14.20
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/92                                  0.00               0.00            (0.66)             11.94               9.50
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class B
12/31/97 (b)                              0.00               0.00            (0.23)             12.31               4.79
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                         0.00               0.00            (0.37)             11.97               3.79
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                  0.00               0.00            (0.48)             11.89               4.54
-------------------------------     -------------      -------------     -------------    --------------      -------------
05/30/95-09/30/95                         0.00               0.00            (0.15)             11.84               0.80
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class C
12/31/97 (b)                              0.00               0.00            (0.23)             12.31               4.79
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                         0.00               0.00            (0.36)             11.97               4.07
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                  0.00               0.00            (0.48)             11.86               4.46
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                  0.00               0.00            (0.49)             11.82              10.10
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/94                                  0.00               0.00            (0.69)             11.21              (6.70)
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/93                                  0.00               0.00            (0.74)             12.73              13.30
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/92                                  0.00               0.00            (0.58)             11.94               8.80
-------------------------------     -------------      -------------     -------------    --------------      -------------


                                                                         Ratio of Net
                                                       Ratio of          Investment
                                    Net Assets         Expenses to       Income(Loss)                         Average
                                    End of             Average Net       to Average       Portfolio           Commission
                                    Period (000s)      Assets            Net Assets       Turnover Rate       Rate
                                    -------------      -------------     -------------    --------------      -------------
Class C
12/31/97 (b)                           167,037               2.06*           (1.70)*               62               0.05
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                      162,889               2.03*           (1.43)*               80               0.05
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                               137,752               2.06            (1.36)               123               0.06
-------------------------------     -------------      -------------     -------------    --------------      -------------
12/22/94-09/30/95                       63,952               2.20*           (1.40)*               86
-------------------------------     -------------      -------------     -------------    --------------

Precious Metals Fund
Class A
12/31/97 (b)                        $    3,526               1.37%*           0.46%*               18%        $     0.02
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                        4,016               1.37*            0.33*                46               0.03
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                 6,245               1.32             0.19                 35               0.02
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                 7,670               1.40             0.60                  9
-------------------------------     -------------      -------------     -------------    --------------
09/30/94                                11,229               1.30             0.60                 11
-------------------------------     -------------      -------------     -------------    --------------
09/30/93                                 3,425               1.40             0.60                 10
-------------------------------     -------------      -------------     -------------    --------------
09/30/92                                   668               1.90            (0.10)                30
-------------------------------     -------------      -------------     -------------    --------------
Class B
12/31/97 (b)                             3,417               2.12*           (0.17)*               18               0.02
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                        4,248               2.13*           (0.33)*               46               0.03
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                 2,218               2.07            (0.56)                35               0.02
-------------------------------     -------------      -------------     -------------    --------------      -------------
06/15/95-09/30/95                          251               2.20*           (0.20)*                9
-------------------------------     -------------      -------------     -------------    --------------
Class C
12/31/97 (b)                            13,677               2.12*           (0.10)*               18               0.02
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                       25,113               2.15*           (0.41)*               46               0.03
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                37,609               2.07            (0.56)                35               0.02
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                42,341               2.20            (0.20)                 9
-------------------------------     -------------      -------------     -------------    --------------
09/30/94                                62,825               2.10            (0.20)                11
-------------------------------     -------------      -------------     -------------    --------------
09/30/93                                23,884               2.20            (0.20)                10
-------------------------------     -------------      -------------     -------------    --------------
09/30/92                                 6,633               2.60            (0.80)                30
-------------------------------     -------------      -------------     -------------    --------------

Balanced Fund
Class A
12/31/97 (b)                        $    6,065               1.11%*           2.62%*               85%        $     0.06
-------------------------------     -------------      -------------     -------------    --------------      -------------
01/20/97-06/30/97                          366               1.15*            3.01*               199               0.06
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class B
12/31/97 (b)                             3,931               1.85*            1.88*                85               0.06
-------------------------------     -------------      -------------     -------------    --------------      -------------
01/20/97-06/30/97                        1,124               1.90*            2.28*               199               0.06
-------------------------------     -------------      -------------     -------------    --------------      -------------
Class C
12/31/97 (b)                             4,146               1.85*            1.87*                85               0.06
-------------------------------     -------------      -------------     -------------    --------------      -------------
01/20/97-06/30/97                          921               1.90*            2.26*               199               0.06
-------------------------------     -------------      -------------     -------------    --------------      -------------

Tax Exempt Fund
Class A
12/31/97 (b)                            $5,916              0.96%*           4.46%*               48%               N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                        5,503               1.09*            4.76*                70                N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                 5,864               1.07             5.12                 49                N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                 2,701               1.10             5.00                 35
-------------------------------     -------------      -------------     -------------    --------------
09/30/94                                 2,726               1.10             4.70                 63
-------------------------------     -------------      -------------     -------------    --------------
09/30/93                                 2,852               1.10             5.00                 56
-------------------------------     -------------      -------------     -------------    --------------
09/30/92                                 2,295               1.10             5.60                107
-------------------------------     -------------      -------------     -------------    --------------
Class B
12/31/97 (b)                             3,026               1.71*            3.71*                48                 N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                        2,542               1.82*            4.02*                70                 N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                 2,258               1.82             4.37                 49                 N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
05/30/95-09/30/95                          288               1.90*            4.00*                35
-------------------------------     -------------      -------------     -------------    --------------
Class C
12/31/97 (b)                            38,747               1.71*            3.73*                48                 N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
10/01/96-06/30/97                       41,464               1.83*            4.01*                70                 N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/96                                47,082               1.82             4.37                 49                 N/A
-------------------------------     -------------      -------------     -------------    --------------      -------------
09/30/95                                54,224               1.80             4.30                 35
-------------------------------     -------------      -------------     -------------    --------------
09/30/94                                68,214               1.80             4.00                 63
-------------------------------     -------------      -------------     -------------    --------------
09/30/93                                81,475               1.80             4.20                 56
-------------------------------     -------------      -------------     -------------    --------------
09/30/92                                52,113               1.80             4.90                107
-------------------------------     -------------      -------------     -------------    --------------

*Annualized
  (a) Per share amounts based upon average number of shares outstanding during the period.
  (b) Unaudited


                                                    See accompanying notes    59

Financial Highlights
Institutional and Administrative Classes

                          Net Asset                  Net Realized/
                          Value       Net            Unrealized      Total Income
Selected Per Share Data   Beginning   Investment     Gain (Loss) on  From Investment
for the Period Ended:     of Period   Income (Loss)  Investments     Operations
                          ---------   -------------  --------------  ---------------
Equity Income Fund
Institutional Class
12/31/97 (b)              $   15.41  $       0.23(a) $     1.93(a)   $       2.16
------------------------  ---------   ------------   --------------  ---------------
06/30/97                      14.36          0.40          3.17              3.57
------------------------  ---------   ------------   --------------  ---------------
11/01/95-06/30/96             13.09          0.78          1.31              2.09
------------------------  ---------   ------------   --------------  ---------------
10/31/95                      11.75          0.46          1.67              2.13
------------------------  ---------   ------------   --------------  ---------------
10/31/94                      11.95          0.42         (0.16)             0.26
------------------------  ---------   ------------   --------------  ---------------
10/31/93                      10.92          0.40          1.40              1.80
------------------------  ---------   ------------   --------------  ---------------
10/31/92                      10.77          0.45          0.93              1.38

Administrative Class
12/31/97 (b)                  15.40          0.21(a)       1.93(a)           2.14
------------------------  ---------   ------------   --------------  ---------------
06/30/97                      14.35          0.27          3.26              3.53
------------------------  ---------   ------------   --------------  ---------------
11/01/95-06/30/96             13.13          0.75          1.31              2.06
------------------------  ---------   ------------   --------------  ---------------
11/30/94-10/31/95             11.12          0.39          2.35              2.74
------------------------  ---------   ------------   --------------  ---------------

Renaissance Fund
Institutional Class
12/30/97-12/31/97 (b)     $   16.73  $       0.00    $     0.14      $       0.14
------------------------  ---------   ------------   --------------  ---------------

Value Fund
Institutional Class
12/31/97 (b)              $   14.81  $       0.12(a) $     1.38(a)   $       1.50
------------------------  ---------   ------------   --------------  ---------------
06/30/97                      12.46          1.05          2.11              3.16
------------------------  ---------   ------------   --------------  ---------------
11/01/95-06/30/96             12.53          0.25          1.62              1.87
------------------------  ---------   ------------   --------------  ---------------
10/31/95                      11.55          0.30          2.18              2.48
------------------------  ---------   ------------   --------------  ---------------
10/31/94                      11.92          0.30         (0.28)             0.02
------------------------  ---------   ------------   --------------  ---------------
10/31/93                      10.05          0.28          2.36              2.64
------------------------  ---------   ------------   --------------  ---------------
12/30/91-10/31/92             10.00          0.24          0.23              0.47
------------------------  ---------   ------------   --------------  ---------------

Administrative Class
08/21/97-12/31/97 (b)         15.66          0.07(a)       0.58(a)           0.65
------------------------  ---------   ------------   --------------  ---------------

Capital Appreciation Fund
Institutional Class
12/31/97 (b)              $   21.19  $       0.07(a) $     3.37(a)   $       3.44
------------------------  ---------   ------------   --------------  ---------------
06/30/97                      18.10          0.24          5.08              5.32
------------------------  ---------   ------------   --------------  ---------------
11/01/95-06/30/96             16.94          0.35          1.99              2.34
------------------------  ---------   ------------   --------------  ---------------
10/31/95                      13.34          0.18          3.60              3.78
------------------------  ---------   ------------   --------------  ---------------
10/31/94                      13.50          0.14         (0.12)             0.02
------------------------  ---------   ------------   --------------  ---------------
10/31/93                      11.27          0.11          2.73              2.84
------------------------  ---------   ------------   --------------  ---------------
10/31/92                      11.02          0.14          1.05              1.19
------------------------  ---------   ------------   --------------  ---------------

Administrative Class
12/31/97 (b)                  21.16          0.04(a)       3.37(a)           3.41
------------------------  ---------   ------------   --------------  ---------------
07/31/96-06/30/97             17.19          0.16          6.03              6.19
------------------------  ---------   ------------   --------------  ---------------

Mid Cap Growth Fund
Institutional Class
12/31/97 (b)              $   20.28  $       0.05(a) $     3.58(a)   $       3.63
------------------------  ---------   ------------   --------------  ---------------
06/30/97                      19.44         (0.07)         5.25              5.18
------------------------  ---------   ------------   --------------  ---------------
11/01/95-06/30/96             18.16          0.32          1.53              1.85
------------------------  ---------   ------------   --------------  ---------------
10/31/95                      13.97          0.07          4.19              4.26
------------------------  ---------   ------------   --------------  ---------------
10/31/94                      13.97          0.06          0.01              0.07
------------------------  ---------   ------------   --------------  ---------------
10/31/93                      11.29          0.07          2.70              2.77
------------------------  ---------   ------------   --------------  ---------------
10/31/92                      10.28          0.10          1.03              1.13
------------------------  ---------   ------------   --------------  ---------------

Administrative Class
12/31/97 (b)                  20.24          0.03(a)       3.57(a)           3.60
------------------------  ---------   ------------   --------------  ---------------
06/30/97                      19.44         (0.13)         5.25              5.12
------------------------  ---------   ------------   --------------  ---------------
11/01/95-06/30/96             18.17          0.28          1.53              1.81
------------------------  ---------   ------------   --------------  ---------------
11/30/94-10/31/95             13.31          0.03          4.85              4.88
------------------------  ---------   ------------   --------------  ---------------


                            Dividends    Dividends in    Distributions    Distributions
                            From Net     Excess of Net   From Net         in Exces of
Selected Per Share Data     Investment   Investment      Realized         Net Real
for the Period Ended:       Income       Income          Capital Gains    Capital Gains
                            ----------   ------------    -------------    -------------
Equity Income Fund
Institutional Class
12/31/97 (b)                $    (0.25)  $        0.00   $       (2.09)   $        0.00
-------------------------   ----------   ------------    -------------    -------------
06/30/97                         (0.55)           0.00           (1.97)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/01/95-06/30/96                (0.34)           0.00           (0.48)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/95                         (0.46)           0.00           (0.33)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/94                         (0.42)           0.00           (0.04)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/93                         (0.40)           0.00           (0.37)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/92                         (0.43)           0.00           (0.57)            0.00
-------------------------   ----------   ------------    -------------    -------------

Administrative Class
12/31/97 (b)                     (0.23)           0.00           (2.09)            0.00
-------------------------   ----------   ------------    -------------    -------------
06/30/97                         (0.51)           0.00           (1.97)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/01/95-06/30/96                (0.36)           0.00           (0.48)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/30/94-10/31/95                (0.40)           0.00           (0.33)            0.00
-------------------------   ----------   ------------    -------------    -------------

Renaissance Fund
Institutional Class
12/30/97-12/31/97 (b)       $     0.00   $        0.00   $        0.00    $        0.00
-------------------------   ----------   ------------    -------------    -------------

Value Fund
Institutional Class
12/31/97 (b)                $    (0.13)  $        0.00   $       (1.63)   $        0.00
-------------------------   ----------   ------------    -------------    -------------
06/30/97                         (0.31)           0.00           (0.50)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/01/95-06/30/96                (0.17)           0.00           (1.77)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/95                         (0.30)           0.00           (1.20)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/94                         (0.29)           0.00           (0.10)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/93                         (0.28)           0.00           (0.49)            0.00
-------------------------   ----------   ------------    -------------    -------------
12/30/91-10/31/92                (0.24)           0.00           (0.18)            0.00
-------------------------   ----------   ------------    -------------    -------------

Administrative Class
08/21/97-12/31/97 (b)            (0.13)           0.00           (1.63)            0.00
-------------------------   ----------   ------------    -------------    -------------

Capital Appreciation Fund
Institutional Class
12/31/97 (b)                $    (0.12)  $        0.00   $       (1.68)   $        0.00
-------------------------   ----------   ------------    -------------    -------------
06/30/97                         (0.10)           0.00           (2.13)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/01/95-06/30/96                (0.15)           0.00           (1.03)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/95                         (0.18)           0.00            0.00             0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/94                         (0.14)           0.00           (0.04)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/93                         (0.11)           0.00           (0.50)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/92                         (0.14)           0.00           (0.72)            0.00
-------------------------   ----------   ------------    -------------    -------------

Administrative Class
12/31/97 (b)                     (0.14)           0.00           (1.68)            0.00
-------------------------   ----------   ------------    -------------    -------------
07/31/96-06/30/97                (0.09)           0.00           (2.13)            0.00
-------------------------   ----------   ------------    -------------    -------------

Mid Cap Growth Fund
Institutional Class
12/31/97 (b)                $    (0.08)  $        0.00   $       (1.33)   $        0.00
-------------------------   ----------   ------------    -------------    -------------
06/30/97                         (0.05)           0.00           (4.29)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/01/95-06/30/96                (0.14)           0.00           (0.43)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/95                         (0.07)           0.00            0.00             0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/94                         (0.06)           0.00           (0.01)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/93                         (0.07)           0.00           (0.02)            0.00
-------------------------   ----------   ------------    -------------    -------------
10/31/92                         (0.10)           0.00            0.00             0.00
-------------------------   ----------   ------------    -------------    -------------

Administrative Class
12/31/97 (b)                     (0.08)           0.00           (1.33)            0.00
-------------------------   ----------   ------------    -------------    -------------
06/30/97                         (0.03)           0.00           (4.29)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/01/95-06/30/96                (0.11)           0.00           (0.43)            0.00
-------------------------   ----------   ------------    -------------    -------------
11/30/94-10/31/95                (0.02)           0.00            0.00             0.00
-------------------------   ----------   ------------    -------------    -------------

* Annualized
  (a) Per share amounts based upon average number of shares outstanding during the period.
  (b) Unaudited


60 See accompanying notes

Financial Highlights
Institutional and Administrative Classes

                                    Distributions       Tax Basis                      Net Asset
Selected Per Share Data             from                Return of     Total            Value End of
for the Period Ended:               Equalization        Capital       Distributions    Period          Total Return
                                    ------------        ---------     -------------    ------------    --------------
Equity Income Fund
Institutional Class
12/31/97 (b)                        $       0.00        $    0.00     $       (2.34)   $     15.23             14.13%
-------------------------------     ------------        ---------     -------------    ------------    --------------
06/30/97                                    0.00             0.00             (2.52)         15.41             27.67
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/01/95-06/30/96                           0.00             0.00             (0.82)         14.36             16.35
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/95                                    0.00             0.00             (0.79)         13.09             19.36
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/94                                    0.00             0.00             (0.46)         11.75              2.25
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/93                                    0.00             0.00             (0.77)         11.95             16.65
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/92                                   (0.23)            0.00             (1.23)         10.92             12.89
-------------------------------     ------------        ---------     -------------    ------------    --------------

Administrative Class
12/31/97 (b)                                0.00             0.00             (2.32)         15.22             14.01
-------------------------------     ------------        ---------     -------------    ------------    --------------
06/30/97                                    0.00             0.00             (2.48)         15.40             27.40
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/01/95-06/30/96                           0.00             0.00             (0.84)         14.35             16.08
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/30/94-10/31/95                           0.00             0.00             (0.73)         13.13             25.69
-------------------------------     ------------        ---------     -------------    ------------    --------------

Renaissance Fund
Institutional Class
12/30/97-12/31/97 (b)               $       0.00       $     0.00     $        0.00    $     16.87              0.83%
-------------------------------     ------------        ---------     -------------    ------------    --------------

Value Fund
Institutional Class
12/31/97 (b)                        $       0.00       $     0.00     $       (1.76)   $     14.55             10.17%
-------------------------------     ------------        ---------     -------------    ------------    --------------
06/30/97                                    0.00             0.00             (0.81)         14.81             26.38
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/01/95-06/30/96                           0.00             0.00             (1.94)         12.46             16.24
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/95                                    0.00             0.00             (1.50)         12.53             24.98
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/94                                    0.00             0.00             (0.39)         11.55              0.15
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/93                                    0.00             0.00             (0.77)         11.92             26.35
-------------------------------     ------------        ---------     -------------    ------------    --------------
12/30/91-10/31/92                           0.00             0.00             (0.42)         10.05              4.68
-------------------------------     ------------        ---------     -------------    ------------    --------------
Administrative Class
08/21/97-12/31/97 (b)                       0.00             0.00             (1.76)         14.55              4.19
-------------------------------     ------------        ---------     -------------    ------------    --------------

Capital Appreciation Fund
Institutional Class
12/31/97 (b)                        $       0.00       $     0.00     $       (1.80)   $     22.83             16.17%
-------------------------------     ------------        ---------     -------------    ------------    --------------
06/30/97                                    0.00             0.00             (2.23)         21.19             31.52
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/01/95-06/30/96                           0.00             0.00             (1.18)         18.10             14.65
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/95                                    0.00             0.00             (0.18)         16.94             28.47
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/94                                    0.00             0.00             (0.18)         13.34              0.15
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/93                                    0.00             0.00             (0.61)         13.50             25.30
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/92                                   (0.08)            0.00             (0.94)         11.27             10.75
-------------------------------     ------------        ---------     -------------    ------------    --------------

Administrative Class
12/31/97 (b)                                0.00             0.00             (1.82)         22.75             16.02
-------------------------------     ------------        ---------     -------------    ------------    --------------
07/31/96-06/30/97                           0.00             0.00             (2.22)         21.16             38.26
-------------------------------     ------------        ---------     -------------    ------------    --------------

Mid Cap Growth Fund
Institutional Class
12/31/97 (b)                        $       0.00       $     0.00     $       (1.41)   $     22.50             17.83%
-------------------------------     ------------        ---------     -------------    ------------    --------------
06/30/97                                    0.00             0.00             (4.34)         20.28             30.58
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/01/95-06/30/96                           0.00             0.00             (0.57)         19.44             10.37
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/95                                    0.00             0.00             (0.07)         18.16             30.54
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/94                                    0.00             0.00             (0.07)         13.97              0.58
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/93                                    0.00             0.00             (0.09)         13.97             24.57
-------------------------------     ------------        ---------     -------------    ------------    --------------
10/31/92                                   (0.02)            0.00             (0.12)         11.29             10.91
-------------------------------     ------------        ---------     -------------    ------------    --------------

Administrative Class
12/31/97 (b)                                0.00             0.00             (1.41)         22.43             17.72
-------------------------------     ------------        ---------     -------------    ------------    --------------
06/30/97                                    0.00             0.00             (4.32)         20.24             30.23
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/01/95-06/30/96                           0.00             0.00             (0.54)         19.44             10.17
-------------------------------     ------------        ---------     -------------    ------------    --------------
11/30/94-10/31/95                           0.00             0.00             (0.02)         18.17             36.64
-------------------------------     ------------        ---------     -------------    ------------    --------------


                                                             Ratio of Net
                                              Ratio of       Investment
                                              Expenses to    Income(Loss)
Selected Per Share Data  Net Assets End     Average Net    to Average     Portfolio        Average
for the Period Ended:    of Period (000s)     Assets         Net Assets     Turnover Rate    Commission Rate
                         ----------------     -----------    ------------   -------------    ---------------
Equity Income Fund       ----------------     -----------    ------------   -------------    ---------------
Institutional Class
12/31/97 (b)             $       133,405           0.71%*          2.82%*            17%     $        0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
06/30/97                         121,138           0.72            3.03              45               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/01/95-06/30/96                116,714           0.70*           3.41*             52               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/95                         118,015           0.70            3.83              46               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/94                          92,365           0.70            3.77              36
-----------------------  ----------------     -----------    ------------   -------------
10/31/93                          67,854           0.70            3.55              39
-----------------------  ----------------     -----------    ------------   -------------
10/31/92                          30,506           0.70            3.83              47
-----------------------  ----------------     -----------    ------------   -------------

Administrative Class
12/31/97 (b)                       9,877           0.96*           2.57*             17               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
06/30/97                           8,145           0.97            2.79              45               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/01/95-06/30/96                  6,097           0.95*           3.19*             52               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/30/94-10/31/95                    140           0.95*           3.43*             43                N/A
-----------------------  ----------------     -----------    ------------   -------------    ---------------

Renaissance Fund
Institutional Class
12/30/97-12/31/97 (b)    $           586           0.86%*          0.04%*           105%     $        0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------

Value Fund
Institutional Class
12/31/97 (b)             $        77,926           0.71%*          1.57%*            33%     $        0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
06/30/97                          74,613           0.73            2.02              71               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/01/95-06/30/96                 52,727           0.70*           2.40*             29               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/95                          14,443           0.70            2.50              71               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/94                          15,442           0.70            2.34              44
-----------------------  ----------------     -----------    ------------   -------------
10/31/93                          22,930           0.70            2.43              28
-----------------------  ----------------     -----------    ------------   -------------
12/30/91-10/31/92                 18,083           0.70*           2.57*             73
-----------------------  ----------------     -----------    ------------   -------------

Administrative Class
08/21/97-12/31/97 (b)              4,245           0.95*           1.31*             33               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------

Capital Appreciation Fund
Institutional Class
12/31/97 (b)             $       656,315           0.71%*          0.58%*            25%     $        0.05
-----------------------  ----------------     -----------    ------------   -------------    ---------------
06/30/97                         536,187           0.71            1.02              87               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/01/95-06/30/96                348,728           0.70*           1.33*             73               0.04
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/95                         236,220           0.70            1.22              83               0.05
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/94                         165,441           0.70            1.17              77
-----------------------  ----------------     -----------    ------------   -------------
10/31/93                          84,990           0.70            0.94              81
-----------------------  ----------------     -----------    ------------   -------------
10/31/92                          36,334           0.70            1.13             134
-----------------------  ----------------     -----------    ------------   -------------

Administrative Class
12/31/97 (b)                      30,734           0.95*           0.37*             25               0.05
-----------------------  ----------------     -----------    ------------   -------------    ---------------
07/31/96-06/30/97                  3,115           0.96*           0.66*             87               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------

Mid Cap Growth Fund
Institutional Class
12/31/97 (b)                    $392,946           0.71%*          0.46%*            29%     $        0.05
-----------------------  ----------------     -----------    ------------   -------------    ---------------
06/30/97                         291,374           0.71            0.53              82               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/01/95-06/30/96                231,011           0.70*           1.11*             79               0.04
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/95                         189,320           0.70            0.43              78               0.04
-----------------------  ----------------     -----------    ------------   -------------    ---------------
10/31/94                         121,791           0.70            0.45              61
-----------------------  ----------------     -----------    ------------   -------------
10/31/93                          67,625           0.70            0.56              98
-----------------------  ----------------     -----------    ------------   -------------
10/31/92                          21,213           0.70            0.87              66
-----------------------  ----------------     -----------    ------------   -------------

Administrative Class
12/31/97 (b)                      10,577           0.95*           0.25*             29               0.05
-----------------------  ----------------     -----------    ------------   -------------    ---------------
06/30/97                           2,066           0.96            0.28              82               0.06
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/01/95-06/30/96                  1,071           0.95*           0.89*             79               0.04
-----------------------  ----------------     -----------    ------------   -------------    ---------------
11/30/94-10/31/95                    892           0.94*           0.23*             72                N/A
-----------------------  ----------------     -----------    ------------   -------------    ---------------

* Annualized
  (a) Per share amounts based upon average number of shares outstanding during the period.
  (b) Unaudited




                                                       See accompanying notes 61

Financial Highlights
Institutional and Administrative Classes (Cont.)

                                 Net Asset                Net Realized/
                                 Value      Net           Unrealized       Total Income
Selected Per Share Data          Beginning  Investment    Gain (Loss) on   From Investment
for the Period Ended:            of Period  Income (Loss) Investments      Operations
                                 ---------  ------------- --------------   ---------------
Small Cap Value Fund
Institutional Class
12/31/97 (b)                     $   15.78  $   0.16(a)   $   2.60(a)      $        2.76
----------------------------     ---------  ------------  --------------   ---------------
06/30/97                             14.20      0.46          3.63                  4.09
----------------------------     ---------  ------------  --------------   ---------------
11/01/95-06/30/96                    13.10      0.56          1.49                  2.05
----------------------------     ---------  ------------  --------------   ---------------
10/31/95                             12.07      0.28          1.92                  2.20
----------------------------     ---------  ------------  --------------   ---------------
10/31/94                             12.81      0.29         (0.65)                (0.36)
----------------------------     ---------  ------------  --------------   ---------------
10/31/93                             10.98      0.24          2.33                  2.57
----------------------------     ---------  ------------  --------------   ---------------
10/31/92                             10.09      0.22          1.17                  1.39
----------------------------     ---------  ------------  --------------   ---------------

Administrative Class
12/31/97 (b)                         15.76      0.14(a)       2.59(a)               2.73
----------------------------     ---------  ------------  --------------   ---------------
06/30/97                             14.20      0.38          3.68                  4.06
----------------------------     ---------  ------------  --------------   ---------------
11/01/95-06/30/96                    13.16      0.54          1.43                  1.97
----------------------------     ---------  ------------  --------------   ---------------

International Developed Fund
Institutional Class
12/31/97 (b)                     $   13.12  $   0.03(a)   $  (0.96)(a)     $       (0.93)
----------------------------     ---------  ------------  --------------   ---------------
06/30/97                             12.54      0.10(a)       1.09(a)               1.19
----------------------------     ---------  ------------  --------------   ---------------
11/01/95-06/30/96                    11.74      0.72          0.72                  1.44
----------------------------     ---------  ------------  --------------   ---------------
10/31/95                             11.86      0.10          0.30                  0.40
----------------------------     ---------  ------------  --------------   ---------------
10/31/94                             10.69      0.09          1.15                  1.24
----------------------------     ---------  ------------  --------------   ---------------
06/08/93-10/31/93                    10.00      0.05          0.69                  0.74
----------------------------     ---------  ------------  --------------   ---------------

Administrative Class
12/31/97 (b)                         13.05      0.02(a)      (0.95)(a)             (0.93)
----------------------------     ---------  ------------  --------------   ---------------
06/30/97                             12.51      0.06(a)       1.09(a)               1.15
----------------------------     ---------  ------------  --------------   ---------------
11/01/95-06/30/96                    11.73      0.69(a)       0.72(a)               1.41
----------------------------     ---------  ------------  --------------   ---------------
11/30/94-10/31/95                    11.21      0.02          1.01                  1.03
----------------------------     ---------  ------------  --------------   ---------------

Emerging Markets Fund
Institutional Class
12/31/97 (b)                     $   13.96  $   0.00(a)   $  (2.25)(a)     $       (2.25)
----------------------------     ---------  ------------  --------------   ---------------
06/30/97                             12.66      0.06(a)       1.30(a)               1.36
----------------------------     ---------  ------------  --------------   ---------------
11/01/95-06/30/96                    11.27      0.03          1.40                  1.43
----------------------------     ---------  ------------  --------------   ---------------
10/31/95                             16.53      0.07         (4.55)                (4.48)
----------------------------     ---------  ------------  --------------   ---------------
10/31/94                             12.27     (0.01)         4.45                  4.44
----------------------------     ---------  ------------  --------------   ---------------
06/01/93-10/31/93                    10.00      0.03          2.52                  2.55
----------------------------     ---------  ------------  --------------   ---------------

Administrative Class
12/31/97 (b)                         13.95     (0.01)(a)     (2.26)(a)             (2.27)
----------------------------     ---------  ------------  --------------   ---------------
06/30/97                             12.63      0.00(a)       1.32(a)               1.32
----------------------------     ---------  ------------  --------------   ---------------
11/01/95-06/30/96                    11.24      0.02(a)       1.40(a)               1.42
----------------------------     ---------  ------------  --------------   ---------------
10/31/95                             16.95      0.00         (4.95)                (4.95)
----------------------------     ---------  ------------  --------------   ---------------

Balanced Fund
Institutional Class
12/31/97 (b)                     $   11.42  $   0.18(a)   $   0.99(a)      $        1.17
----------------------------     ---------  ------------  --------------   ---------------
06/30/97                             11.64      0.89          1.21                  2.10
----------------------------     ---------  ------------  --------------   ---------------
11/01/95-06/30/96                    11.89      0.27          0.76                  1.03
----------------------------     ---------  ------------  --------------   ---------------
10/31/95                             10.35      0.44          1.54                  1.98
----------------------------     ---------  ------------  --------------   ---------------
10/31/94                             10.84      0.34         (0.34)                 0.00
----------------------------     ---------  ------------  --------------   ---------------
10/31/93                             10.42      0.35          0.68                  1.03
----------------------------     ---------  ------------  --------------   ---------------
06/25/92-10/31/92                    10.00      0.12          0.52                  0.64
----------------------------     ---------  ------------  --------------   ---------------


                                 Dividends    Dividends in    Distributions     Distributions
                                 From Net     Excess of Net   From Net          in Exces of
Selected Per Share Data          Investment   Investment      Realized          Net Real
for the Period Ended:            Income       Income          Capital Gains     Capital Gains

Small Cap Value Fund
Institutional Class
12/31/97 (b)                     $  (0.13)    $     0.00      $      (0.76)     $        0.00
----------------------------     ----------   ------------    -------------     -------------
06/30/97                            (0.13)          0.00             (2.38)              0.00
----------------------------     ----------   ------------    -------------     -------------
11/01/95-06/30/96                   (0.21)          0.00             (0.74)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/95                            (0.28)          0.00             (0.89)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/94                            (0.29)          0.00             (0.09)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/93                            (0.24)          0.00             (0.50)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/92                            (0.22)          0.00             (0.24)              0.00
----------------------------     ----------   ------------    -------------     -------------

Administrative Class
12/31/97 (b)                        (0.11)          0.00             (0.76)              0.00
----------------------------     ----------   ------------    -------------     -------------
06/30/97                            (0.12)          0.00             (2.38)              0.00
----------------------------     ----------   ------------    -------------     -------------
11/01/95-06/30/96                   (0.19)          0.00             (0.74)              0.00
----------------------------     ----------   ------------    -------------     -------------

International Developed Fund
Institutional Class
12/31/97 (b)                     $  (0.11)    $     0.00      $      (0.58)     $        0.00
----------------------------     ----------   ------------    -------------     -------------
06/30/97                             0.00           0.00             (0.61)              0.00
----------------------------     ----------   ------------    -------------     -------------
11/01/95-06/30/96                   (0.07)         (0.36)            (0.21)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/95                            (0.09)          0.00             (0.43)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/94                            (0.03)          0.00             (0.04)              0.00
----------------------------     ----------   ------------    -------------     -------------
06/08/93-10/31/93                   (0.04)          0.00             (0.01)              0.00
----------------------------     ----------   ------------    -------------     -------------

Administrative Class
12/31/97 (b)                        (0.03)          0.00             (0.58)              0.00
----------------------------     ----------   ------------    -------------     -------------
06/30/97                             0.00           0.00             (0.61)              0.00
----------------------------     ----------   ------------    -------------     -------------
11/01/95-06/30/96                   (0.07)         (0.35)            (0.21)              0.00
----------------------------     ----------   ------------    -------------     -------------
11/30/94-10/31/95                   (0.08)          0.00             (0.43)              0.00
----------------------------     ----------   ------------    -------------     -------------

Emerging Markets Fund
Institutional Class
12/31/97 (b)                     $   0.00     $     0.00      $       0.00      $        0.00
----------------------------     ----------   ------------    -------------     -------------
06/30/97                            (0.06)          0.00              0.00               0.00
----------------------------     ----------   ------------    -------------     -------------
11/01/95-06/30/96                   (0.04)          0.00              0.00               0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/95                            (0.06)          0.00             (0.72)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/94                             0.00           0.00             (0.18)              0.00
----------------------------     ----------   ------------    -------------     -------------
06/01/93-10/31/93                   (0.02)          0.00             (0.26)              0.00
----------------------------     ----------   ------------    -------------     -------------

Administrative Class
12/31/97 (b)                         0.00           0.00              0.00               0.00
----------------------------     ----------   ------------    -------------     -------------
06/30/97                             0.00           0.00              0.00               0.00
----------------------------     ----------   ------------    -------------     -------------
11/01/95-06/30/96                   (0.03)          0.00              0.00               0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/95                            (0.05)          0.00             (0.71)              0.00
----------------------------     ----------   ------------    -------------     -------------

Balanced Fund
Institutional Class
12/31/97 (b)                     $  (0.20)    $     0.00      $      (1.09)     $        0.00
----------------------------     ----------   ------------    -------------     -------------
06/30/97                            (0.36)          0.00             (1.96)              0.00
----------------------------     ----------   ------------    -------------     -------------
11/01/95-06/30/96                   (0.27)          0.00             (1.01)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/95                            (0.44)          0.00              0.00               0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/94                            (0.34)          0.00             (0.15)              0.00
----------------------------     ----------   ------------    -------------     -------------
10/31/93                            (0.35)          0.00             (0.26)              0.00
----------------------------     ----------   ------------    -------------     -------------
06/25/92-10/31/92                   (0.12)          0.00             (0.10)              0.00
----------------------------     ----------   ------------    -------------     -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited


62 See accompanying notes

Financial Highlights
Institutional and Administrative Classes (Cont.)

                                    Distributions      Tax Basis                      Net Asset
Selected Per Share Data             from               Return of     Total            Value End of
for the Period Ended:               Equalization       Capital       Distributions    Period              Total Return
                                    ------------       ---------     -------------    ------------        ------------
Small Cap Value Fund
Institutional Class
12/31/97 (b)                        $       0.00       $   0.00      $      (0.89)    $     17.65              17.57%
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/30/97                                    0.00           0.00             (2.51)          15.78              31.99
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/01/95-06/30/96                           0.00           0.00             (0.95)          14.20              16.35
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/95                                    0.00           0.00             (1.17)          13.10              19.88
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/94                                    0.00           0.00             (0.38)          12.07              (2.89)
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/93                                    0.00           0.00             (0.74)          12.81              23.60
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/92                                   (0.04)          0.00             (0.50)          10.98              13.75
-------------------------------     ------------       ---------     -------------    ------------        ------------

Administrative Class
12/31/97 (b)                                0.00           0.00             (0.87)          17.62              17.35
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/30/97                                    0.00           0.00             (2.50)          15.76              31.70
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/01/95-06/30/96                           0.00           0.00             (0.93)          14.20              15.64
-------------------------------     ------------       ---------     -------------    ------------        ------------

International Developed Fund
Institutional Class
12/31/97 (b)                            $   0.00       $   0.00      $      (0.69)    $     11.50              (7.09)%
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/30/97                                    0.00           0.00             (0.61)          13.12              10.07
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/01/95-06/30/96                           0.00           0.00             (0.64)          12.54              12.54
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/95                                    0.00           0.00             (0.52)          11.74               3.83
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/94                                    0.00           0.00             (0.07)          11.86              11.68
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/08/93-10/31/93                           0.00           0.00             (0.05)          10.69               7.39
-------------------------------     ------------       ---------     -------------    ------------        ------------

Administrative Class
12/31/97 (b)                                0.00           0.00             (0.61)          11.51              (7.17)
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/30/97                                    0.00           0.00             (0.61)          13.05               9.77
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/01/95-06/30/96                           0.00           0.00             (0.63)          12.51              12.33
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/30/94-10/31/95                           0.00           0.00             (0.51)          11.73               9.61
-------------------------------     ------------       ---------     -------------    ------------        ------------

Emerging Markets Fund
Institutional Class
12/31/97 (b)                            $   0.00       $   0.00      $       0.00     $     11.71             (16.12)%
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/30/97                                    0.00           0.00             (0.06)          13.96              10.85
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/01/95-06/30/96                           0.00           0.00             (0.04)          12.66              12.70
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/95                                    0.00           0.00             (0.78)          11.27             (27.70)
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/94                                    0.00           0.00             (0.18)          16.53              36.31
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/01/93-10/31/93                           0.00           0.00             (0.28)          12.27              25.55
-------------------------------     ------------       ---------     -------------    ------------        ------------

Administrative Class
12/31/97 (b)                                0.00           0.00              0.00           11.68             (16.27)
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/30/97                                    0.00           0.00              0.00           13.95              10.45
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/01/95-06/30/96                           0.00           0.00             (0.03)          12.63              12.70
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/95                                    0.00           0.00             (0.76)          11.24             (27.96)
-------------------------------     ------------       ---------     -------------    ------------        ------------

Balanced Fund
Institutional Class
12/31/97 (b)                            $   0.00       $   0.00      $      (1.29)    $     11.30              10.22%
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/30/97                                    0.00           0.00             (2.32)          11.42              20.37
-------------------------------     ------------       ---------     -------------    ------------        ------------
11/01/95-06/30/96                           0.00           0.00             (1.28)          11.64               9.07
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/95                                    0.00           0.00             (0.44)          11.89              19.47
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/94                                    0.00           0.00             (0.49)          10.35               0.08
-------------------------------     ------------       ---------     -------------    ------------        ------------
10/31/93                                    0.00           0.00             (0.61)          10.84              10.06
-------------------------------     ------------       ---------     -------------    ------------        ------------
06/25/92-10/31/92                           0.00           0.00             (0.22)          10.42               6.40
-------------------------------     ------------       ---------     -------------    ------------        ------------

                                                                   Ratio of Net
                                                    Ratio of       Investment
                                                    Expenses to    Income(Loss)
                               Net Assets End       Average Net    to Average     Portfolio       Average
                               of Period (000s)     Assets         Net Assets     Turnover Rate   Commission Rate
                               ----------------     -----------    ------------   -------------   ---------------
Small Cap Value Fund
Institutional Class
12/31/97 (b)                   $       46,841           0.86%*          1.79%*         18%        $       0.06
----------------------------   ----------------     -----------    ------------   -------------   ---------------
06/30/97                               34,639           0.90            1.92           48                 0.06
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/01/95-06/30/96                      29,017           0.85*           2.12*          35                 0.04
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/95                               35,093           0.85            2.25           50                 0.04
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/94                               31,236           0.85            2.23           48
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/93                               46,523           0.85            2.05           42
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/92                               18,261           0.85            2.16           27
----------------------------   ----------------     -----------    ------------   -------------   ---------------

Administrative Class
12/31/97 (b)                            9,096           1.11*           1.54*          18                 0.06
----------------------------   ----------------     -----------    ------------   -------------   ---------------
06/30/97                                5,916           1.16            1.68           48                 0.06
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/01/95-06/30/96                       4,433           1.10*           1.86*          35                 0.04
----------------------------   ----------------     -----------    ------------   -------------   ---------------
International Developed Fund
Institutional Class
12/31/97 (b)                   $       86,977           1.11%*          0.55%*         37%        $       0.03
----------------------------   ----------------     -----------    ------------   -------------   ---------------
06/30/97                               94,044           1.13            0.85           77                 0.03
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/01/95-06/30/96                      70,207           1.10*           0.81*          60                 0.02
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/95                               63,607           1.10            1.10           63                 0.03
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/94                               22,569           1.10            1.12           89
----------------------------   ----------------     -----------    ------------   -------------
06/08/93-10/31/93                       8,299           1.10*           0.91*          20
----------------------------   ----------------     -----------    ------------   -------------

Administrative Class
12/31/97 (b)                            1,997           1.36*           0.28*          37                 0.03
----------------------------   ----------------     -----------    ------------   -------------   ---------------
06/30/97                                2,302           1.38            0.52           77                 0.03
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/01/95-06/30/96                       5,624           1.35*           1.04*          60                 0.02
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/30/94-10/31/95                         675           1.34*           0.50*          58                  N/A
----------------------------   ----------------     -----------    ------------   -------------   ---------------

Emerging Markets Fund
Institutional Class
12/31/97 (b)                   $       37,412           1.38%*          0.02%*         34%        $       0.01
----------------------------   ----------------     -----------    ------------   -------------   ---------------
06/30/97                               52,703           1.45            0.45           74                 0.00
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/01/95-06/30/96                      80,545           1.35*           0.84*          74                 0.01
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/95                               73,539           1.35            0.57          118                 0.03
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/94                               79,620           1.35           (0.06)          79
----------------------------   ----------------     -----------    ------------   -------------
06/01/93-10/31/93                      14,625           1.34*           0.64*          37
----------------------------   ----------------     -----------    ------------   -------------

Administrative Class
12/31/97 (b)                              750           1.63*          (0.10)*         34                 0.01
----------------------------   ----------------     -----------    ------------   -------------   ---------------
06/30/97                                  117           1.69            0.02           74                 0.00
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/01/95-06/30/96                         368           1.61*           0.18*          74                 0.01
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/95                                  830           1.62            0.02          118                  N/A
----------------------------   ----------------     -----------    ------------   -------------   ---------------

Balanced Fund
Institutional Class
12/31/97 (b)                   $       52,357           0.71%*          3.00%*         85%        $       0.06
----------------------------   ----------------     -----------    ------------   -------------   ---------------
06/30/97                               61,518           0.74            3.33          199                 0.06
----------------------------   ----------------     -----------    ------------   -------------   ---------------
11/01/95-06/30/96                      82,562           0.70*           3.46*         140                 0.05
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/95                               72,638           0.70            3.73           43                 0.04
----------------------------   ----------------     -----------    ------------   -------------   ---------------
10/31/94                              130,694           0.70            3.25           47
----------------------------   ----------------     -----------    ------------   -------------
10/31/93                              126,410           0.70            3.10           19
----------------------------   ----------------     -----------    ------------   -------------
06/25/92-10/31/92                      99,198           0.70*           3.36*          39
----------------------------   ----------------     -----------    ------------   -------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited


                                                       See accompanying notes 63

Statement of Assets and Liabilities

December 31, 1997 (Unaudited)


                                                                                                            Capital
                                                        Equity            Renaissance                       Appreciation
Amounts in thousands, except per share amounts          Income Fund       Fund             Value Fund       Fund
                                                        ---------------   ---------------  ---------------  ---------------
Assets:
Investments, at value                                   $       171,986   $       475,046  $       206,000  $       762,587
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Cash and foreign currency                                             1               132                1                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Receivable for investments and foreign currency sold                  0             6,165           16,046            1,483
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Receivable for Fund shares sold                                     692             3,203              714            2,065
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Interest and dividends receivable                                   607               681              451              553
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Variation margin receivable                                           0                 0                0                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                                173,286           485,227          223,212          766,688
======================================================  ===============   ===============  ===============  ===============

Liabilities:
Payable for investments and foreign currency purchased  $             0   $        10,424  $        14,778  $        13,011
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Written options outstanding                                           0                 0                0                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Payable for Fund shares redeemed                                  1,012             2,624              175              264
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Dividends payable                                                     9               300               45               13
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued investment advisor's fee                                     67               237               80              285
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued administrator's fee                                          41               158               60              166
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued distribution and/or servicing fee                            19               367               96               50
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Other liabilities                                                     0                14               13                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                                  1,148            14,124           15,247           13,789
======================================================  ===============   ===============  ===============  ===============

Net Assets                                              $       172,138   $       471,103  $       207,965  $       752,899
======================================================  ===============   ===============  ===============  ===============

Net Assets Consist of:
Paid in capital                                         $       134,334   $       390,763  $       177,423  $       557,139
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Undistributed (overdistributed) net investment income             2,045            28,159            6,582            6,647
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accumulated undistributed net realized gain (loss)                2,323           (18,356)          (1,796)           6,915
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Net unrealized appreciation (depreciation)                       33,436            70,537           25,756          182,198
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                        $       172,138   $       471,103  $       207,965  $       752,899
======================================================  ===============   ===============  ===============  ===============

Shares Issued and Outstanding:
Class A                                                             625             2,707            1,268              649
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class B                                                             458             3,164            2,091              567
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class C                                                             820            21,989            5,302            1,688
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Institutional Classes                                             9,408                35            5,649           30,103
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A                                                 $         15.19   $         16.94  $         14.54  $         22.77
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class B                                                           15.15             16.96            14.53            22.63
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class C                                                           15.16             16.87            14.52            22.65
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Institutional Class                                               15.23             16.87            14.55            22.83
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Administrative Class                                              15.22                 0            14.55            22.75
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------

Cost of Investments Owned                                       138,549           404,509          180,244          580,390
======================================================  ===============   ===============  ===============  ===============
Cost of Foreign Currency Held                                         0                 0                0                0
======================================================  ===============   ===============  ===============  ===============


                                                                          Mid Cap
Amounts in thousands, except per share amounts          Growth Fund       Growth Fund
                                                        ---------------   ---------------
Assets:
Investments, at value                                   $     1,794,350   $       601,188
------------------------------------------------------  ---------------   ---------------
Cash and foreign currency                                           127               (23)
------------------------------------------------------  ---------------   ---------------
Receivable for investments and foreign currency sold             13,028               226
------------------------------------------------------  ---------------   ---------------
Receivable for Fund shares sold                                  11,303             4,003
------------------------------------------------------  ---------------   ---------------
Interest and dividends receivable                                   651               304
------------------------------------------------------  ---------------   ---------------
Variation margin receivable                                           0                 0
------------------------------------------------------  ---------------   ---------------
                                                              1,819,459           605,698
======================================================  ===============   ===============

Liabilities:
Payable for investments and foreign currency purchased  $        33,498   $        31,672
------------------------------------------------------  ---------------   ---------------
Written options outstanding                                       1,792                 0
------------------------------------------------------  ---------------   ---------------
Payable for Fund shares redeemed                                  3,316             2,702
------------------------------------------------------  ---------------   ---------------
Dividends payable                                                   843                58
------------------------------------------------------  ---------------   ---------------
Accrued investment advisor's fee                                    756               213
------------------------------------------------------  ---------------   ---------------
Accrued administrator's fee                                         605               139
------------------------------------------------------  ---------------   ---------------
Accrued distribution and/or servicing fee                         1,415               121
------------------------------------------------------  ---------------   ---------------
Other liabilities                                                    70                28
------------------------------------------------------  ---------------   ---------------
                                                                 42,295            34,933
======================================================  ===============   ===============

Net Assets                                              $     1,777,164   $       570,765
======================================================  ===============   ===============

Net Assets Consist of:
Paid in capital                                         $     1,411,326   $       435,081
------------------------------------------------------  ---------------   ---------------
Undistributed (overdistributed) net investment income            28,365              (536)
------------------------------------------------------  ---------------   ---------------
Accumulated undistributed net realized gain (loss)              (34,683)            6,485
------------------------------------------------------  ---------------   ---------------
Net unrealized appreciation (depreciation)                      372,156           129,735
------------------------------------------------------  ---------------   ---------------
                                                        $     1,777,164   $       570,765
======================================================  ===============   ===============

Shares Issued and Outstanding:
Class A                                                           6,249             1,071
------------------------------------------------------  ---------------   ---------------
Class B                                                           2,639             2,237
------------------------------------------------------  ---------------   ---------------
Class C                                                          65,048             4,177
------------------------------------------------------  ---------------   ---------------
Institutional Classes                                                 0            17,936
------------------------------------------------------  ---------------   ---------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A                                                 $         25.60   $         22.45
------------------------------------------------------  ---------------   ---------------
Class B                                                           23.90             22.33
------------------------------------------------------  ---------------   ---------------
Class C                                                           23.89             22.33
------------------------------------------------------  ---------------   ---------------
Institutional Class                                                   0             22.50
------------------------------------------------------  ---------------   ---------------
Administrative Class                                                  0             22.43
------------------------------------------------------  ---------------   ---------------

Cost of Investments Owned                                     1,421,532           471,453
======================================================  ===============   ===============
Cost of Foreign Currency Held                                         0                 0
======================================================  ===============   ===============


* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

64   See accompanying notes


                                                                          Small Cap
Amounts in thousands, except per share amounts          Target Fund       Value Fund
                                                        ---------------   ------------------
Assets:
Investments, at value                                   $     1,185,000   $          235,687
------------------------------------------------------  ---------------   ------------------
Cash and foreign currency                                           289                    1
------------------------------------------------------  ---------------   ------------------
Receivable for investments and foreign currency sold                  0                  294
------------------------------------------------------  ---------------   ------------------
Receivable for Fund shares sold                                     567                4,646
------------------------------------------------------  ---------------   ------------------
Interest and dividends receivable                                   206                  420
------------------------------------------------------  ---------------   ------------------
Variation margin receivable                                           0                    0
------------------------------------------------------  ---------------   ------------------
                                                              1,186,062              241,048
======================================================  ===============   ==================

Liabilities:
Payable for investments and foreign currency purchased  $         2,985   $            4,974
------------------------------------------------------  ---------------   ------------------
Written options outstanding                                           0                    0
------------------------------------------------------  ---------------   ------------------
Payable for Fund shares redeemed                                  9,086                  193
------------------------------------------------------  ---------------   ------------------
Dividends payable                                                   630                   28
------------------------------------------------------  ---------------   ------------------
Accrued investment advisor's fee                                    558                  113
------------------------------------------------------  ---------------   ------------------
Accrued administrator's fee                                         406                   68
------------------------------------------------------  ---------------   ------------------
Accrued distribution and/or servicing fee                           917                  125
------------------------------------------------------  ---------------   ------------------
Other liabilities                                                   119                    0
------------------------------------------------------  ---------------   ------------------
                                                                 14,701                5,501
======================================================  ===============   ==================

Net Assets                                              $     1,171,361   $          235,547
======================================================  ===============   ==================

Net Assets Consist of:
Paid in capital                                         $     1,100,335   $          210,786
------------------------------------------------------  ---------------   ------------------
Undistributed (overdistributed) net investment income            65,812                1,478
------------------------------------------------------  ---------------   ------------------
Accumulated undistributed net realized gain (loss)              (59,478)               2,483
------------------------------------------------------  ---------------   ------------------
Net unrealized appreciation (depreciation)                       64,692               20,800
------------------------------------------------------  ---------------   ------------------
                                                        $     1,171,361   $          235,547
======================================================  ===============   ==================

Shares Issued and Outstanding:
Class A                                                          11,460                1,827
------------------------------------------------------  ---------------   ------------------
Class B                                                           5,404                3,463
------------------------------------------------------  ---------------   ------------------
Class C                                                          72,186                4,967
------------------------------------------------------  ---------------   ------------------
Institutional Classes                                                 0                3,171
------------------------------------------------------  ---------------   ------------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A                                                 $         13.86   $            17.58
------------------------------------------------------  ---------------   ------------------
Class B                                                           13.05                17.49
------------------------------------------------------  ---------------   ------------------
Class C                                                           13.05                17.50
------------------------------------------------------  ---------------   ------------------
Institutional Class                                                   0                17.65
------------------------------------------------------  ---------------   ------------------
Administrative Class                                                  0                17.62
------------------------------------------------------  ---------------   ------------------

Cost of Investments Owned                                     1,120,308              214,887
======================================================  ===============   ==================
Cost of Foreign Currency Held                                         0                    0
======================================================  ===============   ==================


                                                                          International
                                                        Opportunity       Developed        International    Emerging
Amounts in thousands, except per share amounts          Fund              Fund             Fund             Markets Fund
                                                        ---------------   ---------------  ---------------  ---------------
Assets:
Investments, at value                                   $       799,774   $        94,413  $       154,695  $        40,449
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Cash and foreign currency                                            39             1,392            2,945              352
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Receivable for investments and foreign currency sold                  0               126              115              104
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Receivable for Fund shares sold                                     505               113              911              150
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Interest and dividends receivable                                     0               117              293               57
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Variation margin receivable                                           0                 0                0                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                                800,318            96,161          158,959           41,112
======================================================  ===============   ===============  ===============  ===============

Liabilities:
Payable for investments and foreign currency purchased  $       13,628    $           592  $         1,722  $            66
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Written options outstanding                                       1,119                 0                0                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Payable for Fund shares redeemed                                 21,511               294            2,536              630
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Dividends payable                                                   484                 3              178                3
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued investment advisor's fee                                    433                50               72               29
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued administrator's fee                                         267                42               85               17
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued distribution and/or servicing fee                           536                 5              121                2
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Other liabilities                                                    26                 0                0                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                                 38,004               986            4,714              747
======================================================  ===============   ===============  ===============  ===============

Net Assets                                              $       762,314   $        95,175  $       154,245  $        40,365
======================================================  ===============   ===============  ===============  ===============

Net Assets Consist of:
Paid in capital                                         $       617,471   $        93,081  $       147,501  $        51,988
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Undistributed (overdistributed) net investment income            (6,065)              491            1,500              (76)
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accumulated undistributed net realized gain (loss)               (9,855)           (6,160)         (14,427)         (16,428)
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Net unrealized appreciation (depreciation)                      160,763             7,763           19,671            4,881
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                        $       762,314   $        95,175  $       154,245  $        40,365
======================================================  ===============   ===============  ===============  ===============

Shares Issued and Outstanding:
Class A                                                           7,038                43            1,428               20
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class B                                                               0               184              690               44
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class C                                                          21,330               316           11,489              126
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Institutional Classes                                                 0             7,734                0            3,259
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A                                                 $         28.48   $         11.46  $         11.96  $         11.67
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class B                                                               0             11.43            11.27            11.59
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class C                                                           26.34             11.43            11.26            11.59
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Institutional Class                                                   0             11.50                0            11.71
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Administrative Class                                                  0             11.51                0            11.68
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------

Cost of Investments Owned                                       638,645            86,696          134,987           35,568
======================================================  ===============   ===============  ===============  ===============
Cost of Foreign Currency Held                                         0             1,401            2,924              347
======================================================  ===============   ===============  ===============  ===============


                                                        Innovation        Precious         Balanced         Tax Exempt
Amounts in thousands, except per share amounts          Fund              Metals Fund      Fund             Fund
                                                        ---------------   ---------------  ---------------  ---------------
Assets:
Investments, at value                                   $       286,958   $        23,177  $        74,937  $        47,137
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Cash and foreign currency                                           558                 2                2               67
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Receivable for investments and foreign currency sold                  0             3,479            3,522                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Receivable for Fund shares sold                                   3,946             1,120              591               28
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Interest and dividends receivable                                    77                 6              224              760
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Variation margin receivable                                           0                 0               27                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                                291,539            27,784           79,303           47,992
======================================================  ===============   ===============  ===============  ===============

Liabilities:
Payable for investments and foreign currency purchased  $         2,347   $             0  $        12,754  $             0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Written options outstanding                                         538                 0                0                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Payable for Fund shares redeemed                                  3,361             7,126                0              100
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Dividends payable                                                   143                 0                1              132
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued investment advisor's fee                                    159                12               26               13
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued administrator's fee                                          98                 9               16               17
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accrued distribution and/or servicing fee                           207                17                7               38
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Other liabilities                                                     0                 0                0                3
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                                  6,853             7,164           12,804              303
======================================================  ===============   ===============  ===============  ===============

Net Assets                                              $       284,686   $        20,620  $        66,499  $        47,689
======================================================  ===============   ===============  ===============  ===============

Net Assets Consist of:
Paid in capital                                         $       232,014   $        39,213  $        55,689  $        43,673
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Undistributed (overdistributed) net investment income            (2,358)              (18)           2,770              195
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Accumulated undistributed net realized gain (loss)               (1,038)           (6,016)            (336)              94
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Net unrealized appreciation (depreciation)                       56,068           (12,559)           8,376            3,727
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
                                                        $       284,686   $        20,620  $        66,499  $        47,689
======================================================  ===============   ===============  ===============  ===============

Shares Issued and Outstanding:
Class A                                                           3,401               602              538              481
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class B                                                           3,323               615              350              246
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class C                                                           9,670             2,460              369            3,148
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Institutional Classes                                                 0                 0            4,634                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A                                                 $         17.71   $          5.86  $         11.26  $         12.31
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class B                                                           17.28              5.56            11.23            12.31
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Class C                                                           17.27              5.56            11.24            12.31
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Institutional Class                                                   0                 0            11.30                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------
Administrative Class                                                  0                 0                0                0
------------------------------------------------------  ---------------   ---------------  ---------------  ---------------

Cost of Investments Owned                                       230,582            35,737           66,629           43,411
======================================================  ===============   ===============  ===============  ===============
Cost of Foreign Currency Held                                         0                 0                0                0
======================================================  ===============   ===============  ===============  ===============


                                                      65  See accompanying notes

Statement of Operations

For the six months ended December 31, 1997 (Unaudited)


                                                                                                                   Capital
                                                                      Equity         Renaissance                   Appreciation
$ in thousands                                                        Income Fund    Fund           Value Fund     Fund
                                                                      ------------   ------------   ------------   ------------
Investment Income:
Dividends, net of foreign taxes                                       $     2,718    $     3,334    $     2,168    $     3,474
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Interest                                                                      144            840            105            876
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
     Total Income                                                           2,862          4,174          2,273          4,350
===================================================================   ============   ============   ============   ============

Expenses:

Investment advisory fees                                                      363          1,322            448          1,512
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Administration fees                                                           216            881            337            871
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution fees - Class B                                                    17            174            108             26
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution fees - Class C                                                    36          1,329            272             90
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class A                                                        6             50             22             13
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class B                                                        6             58             36              9
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Servicing fees - Class C                                                       12            443             91             30
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Distribution and/or servicing fees - Administrative Class                      12              0              2             19
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Trustees' fees                                                                  8             20              9             30
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Miscellaneous                                                                   0              1              0              0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
     Total Expenses                                                           676          4,278          1,325          2,600
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Investment Income (Loss)                                                2,186           (104)           948          1,750
===================================================================   ============   ============   ============   ============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                     9,075         53,037         13,892         34,094
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on futures contracts and written options               0             71              0              0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on foreign currency transactions                       0              0              0              0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on investments         9,446          9,052          3,003         57,536
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                              0              0              0              0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies                0              0              0              0
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

     Net Gain (Loss)                                                       18,521         62,160         16,895         91,630
-------------------------------------------------------------------   ------------   ------------   ------------   ------------

Net Increase (Decrease) in Assets Resulting from Operations           $    20,707    $    62,056    $    17,843    $    93,380
===================================================================   ============   ============   ============   ============


                                                                                     Mid Cap
$ in thousands                                                        Growth Fund    Growth Fund
                                                                      ------------   ------------
Investment Income:
Dividends, net of foreign taxes                                       $     5,667    $     2,087
-------------------------------------------------------------------   ------------   ------------
Interest                                                                    2,490            760
-------------------------------------------------------------------   ------------   ------------
     Total Income                                                           8,157          2,847
===================================================================   ============   ============

Expenses:
Investment advisory fees                                                    4,561          1,094
-------------------------------------------------------------------   ------------   ------------
Administration fees                                                         3,649            704
-------------------------------------------------------------------   ------------   ------------
Distribution fees - Class B                                                   233            146
-------------------------------------------------------------------   ------------   ------------
Distribution fees - Class C                                                 6,022            269
-------------------------------------------------------------------   ------------   ------------
Servicing fees - Class A                                                      195             22
-------------------------------------------------------------------   ------------   ------------
Servicing fees - Class B                                                       78             49
-------------------------------------------------------------------   ------------   ------------
Servicing fees - Class C                                                    2,007             90
-------------------------------------------------------------------   ------------   ------------
Distribution and/or servicing fees - Administrative Class                       0              7
-------------------------------------------------------------------   ------------   ------------
Trustees' fees                                                                 89             21
-------------------------------------------------------------------   ------------   ------------
Miscellaneous                                                                   9              0
-------------------------------------------------------------------   ------------   ------------
     Total Expenses                                                        16,843          2,402
-------------------------------------------------------------------   ------------   ------------

Net Investment Income (Loss)                                               (8,686)           445
===================================================================   ============   ============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                   115,591         23,995
-------------------------------------------------------------------   ------------   ------------
Net realized gain (loss) on futures contracts and written options         (11,483)             0
-------------------------------------------------------------------   ------------   ------------
Net realized gain (loss) on foreign currency transactions                       0              0
-------------------------------------------------------------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on investments        82,949         47,693
-------------------------------------------------------------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                         (1,884)             0
-------------------------------------------------------------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies                0              0
-------------------------------------------------------------------   ------------   ------------

     Net Gain (Loss)                                                      185,173         71,688
-------------------------------------------------------------------   ------------   ------------

Net Increase (Decrease) in Assets Resulting from Operations           $   176,487    $    72,133
===================================================================   ============   ============


66   See accompanying notes


                                                                                                                      International
                                                                                      Small Cap       Opportunity     Developed
$ in thousands                                                        Target Fund     Value Fund      Fund            Fund
                                                                      -------------   -------------   -------------   -------------
Investment Income:
Dividends, net of foreign taxes                                       $     2,593     $     1,779     $       314     $       579
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Interest                                                                    2,481             314           1,693             225
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
     Total Income                                                           5,074           2,093           2,007             804
===================================================================   =============   =============   =============   =============

Expenses:
Investment advisory fees                                                    3,460             461           2,813             291
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Administration fees                                                         2,516             269           1,731             246
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Distribution fees - Class B                                                   278             130               0               7
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Distribution fees - Class C                                                 3,825             191           2,404              12
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Servicing fees - Class A                                                      205              23             280               1
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Servicing fees - Class B                                                       93              43               0               2
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Servicing fees - Class C                                                    1,275              64             801               4
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Distribution and/or servicing fees - Administrative Class                       0              10               0               2
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Trustees' fees                                                                 62               5              43               5
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Miscellaneous                                                                   6               0               0               1
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
     Total Expenses                                                        11,720           1,196           8,072             571
-------------------------------------------------------------------   -------------   -------------   -------------   -------------

Net Investment Income (Loss)                                               (6,646)            897          (6,065)            233
===================================================================   =============   =============   =============   =============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                   174,792           8,316          33,192          (3,205)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net realized gain (loss) on futures contracts and written options               0               0           3,147               0
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net realized gain (loss) on foreign currency transactions                       0               0               0            (515)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on investments       (72,279)         10,188             (54)         (3,238)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                              0               0           1,268               0
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies                0               0               0              73
-------------------------------------------------------------------   -------------   -------------   -------------   -------------

     Net Gain (Loss)                                                      102,513         18,504           37,553          (6,885)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------

Net Increase (Decrease) in Assets Resulting from Operations           $    95,867     $   19,401      $    31,488     $    (6,652)
===================================================================   =============   =============   =============   =============


                                                                      International   Emerging        Innovation      Precious
$ in thousands                                                        Fund            Markets Fund    Fund            Metals Fund
                                                                      -------------   -------------   -------------   -------------
Investment Income:
Dividends, net of foreign taxes                                       $       785     $      249      $       226     $       229
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Interest                                                                      162             96              331              84
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
     Total Income                                                             947            345              557             313
===================================================================   =============   =============   =============   =============

Expenses:
Investment advisory fees                                                      489            208              994              96
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Administration fees                                                           579            125              612              71
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Distribution fees - Class B                                                    32              2              224              16
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Distribution fees - Class C                                                   572              6              683              81
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Servicing fees - Class A                                                       21              0               80               7
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Servicing fees - Class B                                                       11              1               75               5
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Servicing fees - Class C                                                      191              2              228              27
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Distribution and/or servicing fees - Administrative Class                       0              1                0               0
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Trustees' fees                                                                 11              3               18               3
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Miscellaneous                                                                   4              4                1               8
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
     Total Expenses                                                         1,910            352            2,915             314
-------------------------------------------------------------------   -------------   -------------   -------------   -------------

Net Investment Income (Loss)                                                 (963)            (7)          (2,358)             (1)
===================================================================   =============   =============   =============   =============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                    (7,403)        (5,951)          14,717          (4,996)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net realized gain (loss) on futures contracts and written options               0              0              285               0
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net realized gain (loss) on foreign currency transactions                    (671)          (130)               0              (8)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on investments        (4,451)        (3,036)           9,583          (5,458)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                              0              0             (308)              0
-------------------------------------------------------------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies              (19)            (1)               0              (1)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------

     Net Gain (Loss)                                                      (12,544)        (9,118)          24,277         (10,463)
-------------------------------------------------------------------   -------------   -------------   -------------   -------------

Net Increase (Decrease) in Assets Resulting from Operations           $   (13,507)    $   (9,125)     $    21,919     $   (10,464)
===================================================================   =============   =============   =============   =============


                                                                      Balanced        Tax Exempt
$ in thousands                                                        Fund            Fund
                                                                      -------------   -------------
Investment Income:
Dividends, net of foreign taxes                                       $       337     $        0
-------------------------------------------------------------------   -------------   -------------
Interest                                                                      973          1,334
-------------------------------------------------------------------   -------------   -------------
     Total Income                                                           1,310          1,334
===================================================================   =============   =============

Expenses:
Investment advisory fees                                                      159             74
-------------------------------------------------------------------   -------------   -------------
Administration fees                                                            94             98
-------------------------------------------------------------------   -------------   -------------
Distribution fees - Class B                                                     8             11
-------------------------------------------------------------------   -------------   -------------
Distribution fees - Class C                                                     8            151
-------------------------------------------------------------------   -------------   -------------
Servicing fees - Class A                                                        4              7
-------------------------------------------------------------------   -------------   -------------
Servicing fees - Class B                                                        3              4
-------------------------------------------------------------------   -------------   -------------
Servicing fees - Class C                                                        3             50
-------------------------------------------------------------------   -------------   -------------
Distribution and/or servicing fees - Administrative Class                       0              0
-------------------------------------------------------------------   -------------   -------------
Trustees' fees                                                                  3              3
-------------------------------------------------------------------   -------------   -------------
Miscellaneous                                                                   0              0
-------------------------------------------------------------------   -------------   -------------
     Total Expenses                                                           282            398
-------------------------------------------------------------------   -------------   -------------

Net Investment Income (Loss)                                                1,028            936
===================================================================   =============   =============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                     4,419            630
-------------------------------------------------------------------   -------------   -------------
Net realized gain (loss) on futures contracts and written options             204              0
-------------------------------------------------------------------   -------------   -------------
Net realized gain (loss) on foreign currency transactions                       0              0
-------------------------------------------------------------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on investments           779            731
-------------------------------------------------------------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                             51              0
-------------------------------------------------------------------   -------------   -------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies                0              0
-------------------------------------------------------------------   -------------   -------------

     Net Gain (Loss)                                                        5,453          1,361
-------------------------------------------------------------------   -------------   -------------

Net Increase (Decrease) in Assets Resulting from Operations           $     6,481     $    2,297
===================================================================   =============   =============


                                                     See accompanying notes   67

Statement of Changes in Net Assets


$ in thousands                                            Equity Income Fund                    Renaissance Fund
                                                          ------------------------------------  ------------------------------------
                                                           Six Months Ended        Year Ended   Six Months Ended  Nine Months Ended
                                                          December 31, 1997     June 30, 1997   December 31, 1997     June 30, 1997
                                                                (Unaudited)                           (Unaudited)
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                              $           2,186      $      3,710   $            (104)     $        664
-------------------------------------------------------   ------------------------------------  ------------------------------------
Net realized gain (loss)                                              9,075            20,609              53,108            42,917
-------------------------------------------------------   ------------------------------------  ------------------------------------
Net change in unrealized appreciation (depreciation)                  9,446             6,318               9,052            33,883
-------------------------------------------------------   ------------------------------------  ------------------------------------
Net increase (decrease) resulting from operations                    20,707            30,637              62,056            77,464
=======================================================   ====================================  ====================================

Distributions to Shareholders:
From net investment income
   Class A                                                             (104)              (15)               (170)             (221)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class B                                                              (67)              (17)                (42)              (82)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class C                                                             (121)              (47)               (213)             (670)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Institutional Classes                                             (2,229)           (4,580)                  0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
In excess of net investment income
   Class A                                                                0                 0                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class B                                                                0                 0                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class C                                                                0                 0                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Institutional Classes                                                  0                 0                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
From net realized capital gains
   Class A                                                           (1,062)                0              (7,515)           (3,107)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class B                                                             (745)                0              (8,922)           (2,821)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class C                                                           (1,348)                0             (64,285)          (32,865)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Institutional Classes                                            (17,553)          (14,904)                  0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------

Total Distributions                                                 (23,229)          (19,563)            (81,147)          (39,766)
=======================================================   ====================================  ====================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                            8,812             1,691              36,065            17,402
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class B                                                            4,042             3,040              14,224            21,111
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class C                                                            5,996             7,063              84,692           112,880
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Institutional Classes                                              8,811            16,418                 581                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
Shares issued in reorganization
   Class A                                                                0                 0                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class B                                                                0                 0                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class C                                                                0                 0                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
Issued as reinvestment of distributions
   Class A                                                            1,142                13               7,011               200
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class B                                                              750                15               8,021                73
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class C                                                            1,390                43              59,199               613
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Institutional Classes                                             19,470            18,898                   0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
Cost of shares redeemed
   Class A                                                           (1,738)              (69)            (28,958)           (7,973)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class B                                                             (149)             (670)             (3,242)           (3,265)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Class C                                                           (1,253)             (899)            (71,484)          (61,037)
-------------------------------------------------------   ------------------------------------  ------------------------------------
   Institutional Classes                                            (12,837)          (39,204)                  0                 0
-------------------------------------------------------   ------------------------------------  ------------------------------------
Net increase (decrease) resulting from Fund share
    transactions                                                     34,436             6,339             106,109            80,004
-------------------------------------------------------   ------------------------------------  ------------------------------------

Total Increase (Decrease) in Net Assets                              31,914            17,413              87,018           117,702
=======================================================   ====================================  ====================================

Net Assets:
Beginning of period                                                 140,224           122,811             384,085           266,383
-------------------------------------------------------   ------------------------------------  ------------------------------------
End of period *                                           $         172,138      $    140,224   $         471,103      $    384,085
-------------------------------------------------------   ------------------------------------  ------------------------------------

*Including net undistributed (overdistributed)
    investment income of:                                 $           2,045      $      2,380   $          28,159      $     28,688
-------------------------------------------------------   ------------------------------------  ------------------------------------


$ in thousands                                            Value Fund
                                                          ------------------------------------
                                                           Six Months Ended        Year Ended
                                                          December 31, 1997     June 30, 1997
                                                                (Unaudited)
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                              $             948      $      1,702
-------------------------------------------------------   ------------------------------------
Net realized gain (loss)                                             13,892            13,315
-------------------------------------------------------   ------------------------------------
Net change in unrealized appreciation (depreciation)                  3,003            19,593
-------------------------------------------------------   ------------------------------------
Net increase (decrease) resulting from operations                    17,843            34,610
=======================================================   ====================================

Distributions to Shareholders:
From net investment income
   Class A                                                             (120)             (105)
-------------------------------------------------------   ------------------------------------
   Class B                                                             (104)              (99)
-------------------------------------------------------   ------------------------------------
   Class C                                                             (260)             (247)
-------------------------------------------------------   ------------------------------------
   Institutional Classes                                               (706)           (1,517)
-------------------------------------------------------   ------------------------------------
In excess of net investment income
   Class A                                                                0                 0
-------------------------------------------------------   ------------------------------------
   Class B                                                                0                 0
-------------------------------------------------------   ------------------------------------
   Class C                                                                0                 0
-------------------------------------------------------   ------------------------------------
   Institutional Classes                                                  0                 0
-------------------------------------------------------   ------------------------------------
From net realized capital gains
   Class A                                                           (1,819)                0
-------------------------------------------------------   ------------------------------------
   Class B                                                           (3,061)                0
-------------------------------------------------------   ------------------------------------
   Class C                                                           (7,703)                0
-------------------------------------------------------   ------------------------------------
   Institutional Classes                                             (8,104)           (2,344)
-------------------------------------------------------   ------------------------------------

Total Distributions                                                 (21,877)           (4,312)
=======================================================   ====================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                            9,229             3,387
-------------------------------------------------------   ------------------------------------
   Class B                                                            4,160             1,609
-------------------------------------------------------   ------------------------------------
   Class C                                                           16,969            16,250
-------------------------------------------------------   ------------------------------------
   Institutional Classes                                              7,417            17,251
-------------------------------------------------------   ------------------------------------
Shares issued in reorganization
   Class A                                                                0            11,374
-------------------------------------------------------   ------------------------------------
   Class B                                                                0            20,538
-------------------------------------------------------   ------------------------------------
   Class C                                                                0            48,923
-------------------------------------------------------   ------------------------------------
Issued as reinvestment of distributions
   Class A                                                            1,792                95
-------------------------------------------------------   ------------------------------------
   Class B                                                            2,817                86
-------------------------------------------------------   ------------------------------------
   Class C                                                            7,437               225
-------------------------------------------------------   ------------------------------------
   Institutional Classes                                              8,778             3,854
-------------------------------------------------------   ------------------------------------
Cost of shares redeemed
   Class A                                                           (7,839)           (1,972)
-------------------------------------------------------   ------------------------------------
   Class B                                                           (1,364)           (1,562)
-------------------------------------------------------   ------------------------------------
   Class C                                                           (9,803)          (12,509)
-------------------------------------------------------   ------------------------------------
   Institutional Classes                                             (7,398)          (10,770)
-------------------------------------------------------   ------------------------------------
Net increase (decrease) resulting from Fund share
    transactions                                                     32,195            96,779
-------------------------------------------------------   ------------------------------------

Total Increase (Decrease) in Net Assets                              28,161           127,077
=======================================================   ====================================

Net Assets:
Beginning of period                                                 179,804            52,727
-------------------------------------------------------   ------------------------------------
End of period *                                           $         207,965      $    179,804
-------------------------------------------------------   ------------------------------------

*Including net undistributed (overdistributed)
    investment income of:                                 $           6,582     $       6,824
-------------------------------------------------------   ------------------------------------

68   See accompanying notes


$ in thousands                                             Capital Appreciation Fund            Growth Fund
                                                           ------------------------------------ ------------------------------------
                                                            Six Months Ended        Year Ended    Six Months Ended       Year Ended
                                                           December 31, 1997     June 30, 1997   December 31, 1997    June 30, 1997
                                                                 (Unaudited)                           (Unaudited)
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                               $           1,750     $       4,349  $           (8,686)    $     (6,859)
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net realized gain (loss)                                              34,094            45,370             104,108          209,267
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net change in unrealized appreciation (depreciation)                  57,536            74,013              81,065           38,690
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net increase (decrease) resulting from operations                     93,380           123,732             176,487          241,098
=========================================================  ==================================== ====================================

Distributions to Shareholders:
From net investment income
   Class A                                                               (56)                0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                               (40)                0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                               (81)                0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                              (3,653)           (2,210)                  0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
In excess of net investment income
   Class A                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                                   0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
From net realized capital gains
   Class A                                                              (881)                0             (22,078)         (19,626)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                              (754)                0              (9,680)          (5,682)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                            (2,428)                0            (241,892)        (198,720)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                             (46,282)          (44,170)                  0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------

Total Distributions                                                  (54,175)          (46,380)           (273,650)        (224,028)
=========================================================  ==================================== ====================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                             9,353             6,440             102,022          139,954
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                             9,549             2,819               6,702           22,425
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                            26,913            13,152             130,114          428,074
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                             144,598           168,885                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Shares issued in reorganization
   Class A                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Issued as reinvestment of distributions
   Class A                                                               887                                20,743                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                               737                                 8,980                3
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                             2,441                               226,695                4
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                              39,039            36,688                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Cost of shares redeemed
   Class A                                                            (2,458)             (415)           (104,203)        (147,335)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                              (401)              (11)             (4,304)          (5,108)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                            (4,320)           (1,161)           (229,756)        (376,328)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                             (74,595)          (90,526)                  0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net increase (decrease) resulting from Fund share
    transactions                                                     151,743           135,871             156,993           61,689
---------------------------------------------------------  ------------------------------------ ------------------------------------

Total Increase (Decrease) in Net Assets                              190,948           213,223              59,830           78,759
=========================================================  ==================================== ====================================

Net Assets:
Beginning of period                                                  561,951           348,728           1,717,334        1,638,575
---------------------------------------------------------  ------------------------------------ ------------------------------------
End of period *                                            $         752,899     $     561,951  $        1,777,164    $   1,717,334
---------------------------------------------------------  ------------------------------------ ------------------------------------

*Including net undistributed (overdistributed) investment
    income of:                                             $           6,647     $       8,727  $           28,365    $      37,051
---------------------------------------------------------  ------------------------------------ ------------------------------------


$ in thousands                                             Mid Cap Growth Fund                   Target Fund
                                                           ------------------------------------ ------------------------------------
                                                            Six Months Ended        Year Ended    Six Months Ended      Nine Months
                                                           December 31, 1997     June 30, 1997   December 31, 1997            Ended
                                                                 (Unaudited)                           (Unaudited)    June 30, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                               $             445     $       1,077  $           (6,646)   $      (8,571)
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net realized gain (loss)                                              23,995            30,855             174,792          188,697
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net change in unrealized appreciation (depreciation)                  47,693            50,902             (72,279)         (60,110)
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net increase (decrease) resulting from operations                     72,133            82,834              95,867          120,016
=========================================================  ==================================== ====================================

Distributions to Shareholders:
From net investment income
   Class A                                                               (41)                0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                              (1,453)             (606)                  0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
In excess of net investment income
   Class A                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                                 0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                                   0                 0                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
From net realized capital gains
   Class A                                                            (1,205)                0             (35,689)         (19,003)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                            (2,602)                0             (18,642)          (6,747)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                            (4,570)                0            (248,455)        (120,762)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                             (21,861)          (43,786)                  0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------

Total Distributions                                                  (31,732)          (44,392)           (302,786)        (146,512)
=========================================================  ==================================== ====================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                            26,604               673             542,803          550,283
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                            20,863             1,840               5,843           27,085
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                            38,752             8,401              82,571          293,453
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                             102,586            72,315                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Shares issued in reorganization
   Class A                                                                 0            11,362                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                                 0            22,472                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                                 0            41,588                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Issued as reinvestment of distributions
   Class A                                                             1,158                 0              32,769                4
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                             2,327                 0              17,255                1
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                             4,187                 0             234,137                1
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                              22,767            43,184                   0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Cost of shares redeemed
   Class A                                                           (17,174)           (2,743)           (547,752)        (553,973)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class B                                                            (4,255)           (1,818)             (6,533)          (8,959)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Class C                                                            (8,928)           (7,250)           (170,350)        (274,688)
---------------------------------------------------------  ------------------------------------ ------------------------------------
   Institutional Classes                                             (46,092)          (72,979)                  0                0
---------------------------------------------------------  ------------------------------------ ------------------------------------
Net increase (decrease) resulting from Fund share
    transactions                                                     142,795           117,045             190,743           33,207
---------------------------------------------------------  ------------------------------------ ------------------------------------

Total Increase (Decrease) in Net Assets                              183,196           155,487             (16,176)           6,711
=========================================================  ==================================== ====================================

Net Assets:
Beginning of period                                                  387,569           232,082           1,187,537        1,180,826
---------------------------------------------------------  ------------------------------------ ------------------------------------
End of period *                                                $     570,765     $     387,569        $  1,171,361       $1,187,537
---------------------------------------------------------  ------------------------------------ ------------------------------------

*Including net undistributed (overdistributed) investment
    income of:                                                 $        (536)    $         513        $     65,812       $   72,458
---------------------------------------------------------  ------------------------------------ ------------------------------------


$ in thousands                                              Small Cap Value Fund
                                                           -------------------------------------
                                                            Six Months Ended        Year Ended
                                                           December 31, 1997     June 30, 1997
                                                                 (Unaudited)
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                                   $         897     $         742
---------------------------------------------------------   ------------------------------------
Net realized gain (loss)                                               8,316             5,616
---------------------------------------------------------   ------------------------------------
Net change in unrealized appreciation (depreciation)                  10,188             6,732
---------------------------------------------------------   ------------------------------------
Net increase (decrease) resulting from operations                     19,401            13,090
---------------------------------------------------------   ------------------------------------

Distributions to Shareholders:
From net investment income
   Class A                                                              (226)                0
---------------------------------------------------------   ------------------------------------
   Class B                                                              (310)                0
---------------------------------------------------------   ------------------------------------
   Class C                                                              (410)                0
---------------------------------------------------------   ------------------------------------
   Institutional Classes                                                (393)             (343)
---------------------------------------------------------   ------------------------------------
In excess of net investment income
   Class A                                                                 0                 0
---------------------------------------------------------   ------------------------------------
   Class B                                                                 0                 0
---------------------------------------------------------   ------------------------------------
   Class C                                                                 0                 0
---------------------------------------------------------   ------------------------------------
   Institutional Classes                                                   0                 0
---------------------------------------------------------   ------------------------------------
From net realized capital gains
   Class A                                                            (1,098)                0
---------------------------------------------------------   ------------------------------------
   Class B                                                            (2,248)                0
---------------------------------------------------------   ------------------------------------
   Class C                                                            (2,980)                0
---------------------------------------------------------   ------------------------------------
   Institutional Classes                                              (2,032)           (5,390)
---------------------------------------------------------   ------------------------------------

Total Distributions                                                   (9,697)           (5,733)
=========================================================   ====================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                            27,136             6,136
---------------------------------------------------------   ------------------------------------
   Class B                                                            48,136            10,821
---------------------------------------------------------   ------------------------------------
   Class C                                                            67,153            19,512
---------------------------------------------------------   ------------------------------------
   Institutional Classes                                              21,363             6,922
---------------------------------------------------------   ------------------------------------
Shares issued in reorganization
   Class A                                                                 0                 0
---------------------------------------------------------   ------------------------------------
   Class B                                                                 0                 0
---------------------------------------------------------   ------------------------------------
   Class C                                                                 0                 0
---------------------------------------------------------   ------------------------------------
Issued as reinvestment of distributions
   Class A                                                             1,246                 0
---------------------------------------------------------   ------------------------------------
   Class B                                                             2,393                 0
---------------------------------------------------------   ------------------------------------
   Class C                                                             3,224                 0
---------------------------------------------------------   ------------------------------------
   Institutional Classes                                               2,197             5,710
---------------------------------------------------------   ------------------------------------
Cost of shares redeemed
   Class A                                                            (3,625)              (78)
---------------------------------------------------------   ------------------------------------
   Class B                                                            (2,215)             (588)
---------------------------------------------------------   ------------------------------------
   Class C                                                            (6,740)             (535)
---------------------------------------------------------   ------------------------------------
   Institutional Classes                                             (13,257)           (9,875)
---------------------------------------------------------   ------------------------------------
Net increase (decrease) resulting from Fund share
    transactions                                                     147,011            38,025
---------------------------------------------------------   ------------------------------------

Total Increase (Decrease) in Net Assets                              156,715            45,382
=========================================================   ====================================

Net Assets:
Beginning of period                                                   78,832            33,450
---------------------------------------------------------   ------------------------------------
End of period *                                                $     235,547     $      78,832
---------------------------------------------------------   ------------------------------------

*Including net undistributed (overdistributed) investment
    income of:                                                 $       1,478     $       1,920
---------------------------------------------------------   ------------------------------------

                                                     See accompanying notes   69


$ in thousands                                           Opportunity Fund                        International Developed Fund
                                                         -------------------------------------   -----------------------------------
                                                          Six Months Ended   Nine Months Ended      Six Months Ended      Year Ended
                                                         December 31, 1997       June 30, 1997     December 31, 1997   June 30, 1997
                                                                (Unaudited)                              (Unaudited)

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)                             $          (6,065)  $          (4,857)    $           233     $       729
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Net realized gain (loss)                                            36,339               7,066              (3,720)          3,808
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)                 1,214             (90,676)             (3,165)          4,764
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                   31,488             (88,467)             (6,652)          9,301
=======================================================  =======================================   =================================

Distributions to Shareholders:
From net investment income
   Class A                                                               0                   0                  (4)              0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0                 (11)              0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                               0                   0                 (18)              0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Institutional Classes                                                 0                   0                (838)              0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
In excess of net investment income
   Class A                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Institutional Classes                                                 0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
From net realized capital gains
   Class A                                                         (13,050)            (17,083)                (23)              0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0                (100)              0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                         (40,210)           (109,891)               (169)              0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Institutional Classes                                                 0                   0              (4,281)         (4,444)
-------------------------------------------------------  ---------------------------------------   ---------------------------------
In excess of net realized capital gains
   Class A                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Institutional Classes                                                 0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Total Distributions                                                (53,260)           (126,974)             (5,444)         (4,444)
=======================================================  =======================================   =================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                         159,544             225,467                 367             477
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0               1,267           1,057
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                         285,726             587,295               2,244           2,759
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Institutional Classes                                                 0                   0              18,557          45,331
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Shares issued in reorganization
   Class A                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                               0                   0                   0               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class A                                                          12,054                   0                  25               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0                  77               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                          36,776                   0                 183               0
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Institutional Classes                                                 0                   0               4,340           3,704
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Cost of shares redeemed
   Class A                                                        (181,247)           (114,318)               (159)           (189)
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class B                                                               0                   0                 (93)            (15)
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Class C                                                        (371,697)           (575,183)               (912)           (433)
-------------------------------------------------------  ---------------------------------------   ---------------------------------
   Institutional Classes                                                 0                   0             (18,938)        (33,066)
-------------------------------------------------------  ---------------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                              (58,844)            123,261               6,958          19,625
-------------------------------------------------------  ---------------------------------------   ---------------------------------

Total Increase (Decrease) in Net Assets                            (80,616)            (92,180)             (5,138)         24,482
=======================================================  =======================================   =================================

Net Assets:
Beginning of period                                                842,930             935,110             100,313          75,831
-------------------------------------------------------  ---------------------------------------   ---------------------------------
End of period *                                          $         762,314   $         842,930     $        95,175     $   100,313
-------------------------------------------------------  ---------------------------------------   ---------------------------------

*Including net undistributed (overdistributed)
     investment income of:                               $          (6,065)  $               0     $           491     $     1,129
-------------------------------------------------------  ---------------------------------------   ---------------------------------


$ in thousands                                              International Fund
                                                            --------------------------------------
                                                             Six Months Ended    Nine Months Ended
                                                            December 31, 1997        June 30, 1997
                                                                  (Unaudited)

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)                                $           (963)    $        (244)
---------------------------------------------------------   -------------------------------------
Net realized gain (loss)                                              (8,074)           11,683
---------------------------------------------------------   -------------------------------------
Net change in unrealized appreciation (depreciation)                  (4,470)            11,771
---------------------------------------------------------   -------------------------------------
Net increase (decrease) resulting from operations                    (13,507)           23,210
=========================================================   =====================================

Distributions to Shareholders:
From net investment income
   Class A                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
---------------------------------------------------------   -------------------------------------
  Institutional Classes                                                    0                 0
---------------------------------------------------------   -------------------------------------
In excess of net investment income
   Class A                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
From net realized capital gains
   Class A                                                            (1,244)             (597)
---------------------------------------------------------   -------------------------------------
   Class B                                                              (719)             (203)
---------------------------------------------------------   -------------------------------------
   Class C                                                           (11,750)           (6,105)
---------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
---------------------------------------------------------   -------------------------------------

In excess of net realized capital gains
   Class A                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
---------------------------------------------------------   -------------------------------------

Total Distributions                                                  (13,713)           (6,905)
=========================================================   =====================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                           104,455           126,751
---------------------------------------------------------   -------------------------------------
   Class B                                                             3,907             2,790
---------------------------------------------------------   -------------------------------------
   Class C                                                            89,997            87,308
---------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
---------------------------------------------------------   -------------------------------------
Shares issued in reorganization
   Class A                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
---------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
---------------------------------------------------------   -------------------------------------
Issued as reinvestment of distributions
   Class A                                                             1,179                 0
---------------------------------------------------------   -------------------------------------
   Class B                                                               643                 0
---------------------------------------------------------   -------------------------------------
   Class C                                                            10,909                 0
---------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
---------------------------------------------------------   -------------------------------------
Cost of shares redeemed
   Class A                                                          (105,554)         (130,471)
---------------------------------------------------------   -------------------------------------
   Class B                                                            (3,989)             (702)
---------------------------------------------------------   -------------------------------------
   Class C                                                          (115,491)         (136,065)
---------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
---------------------------------------------------------   -------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                (13,944)          (50,389)
---------------------------------------------------------   -------------------------------------

Total Increase (Decrease) in Net Assets                              (41,164)          (34,084)
=========================================================   =====================================

Net Assets:
Beginning of period                                                  195,409           229,493
---------------------------------------------------------   -------------------------------------
End of period *                                             $        154,245     $     195,409
---------------------------------------------------------   -------------------------------------
*Including net undistributed (overdistributed) investment
     income of:                                             $          1,500     $       2,463
---------------------------------------------------------   -------------------------------------

70  See accompanying notes


$ in thousands                                            Emerging Markets Fund                 Innovation Fund
                                                          ------------------------------------  ------------------------------------
                                                           Six Months Ended         Year Ended   Six Months Ended Nine Months Ended
                                                          December 31, 1997      June 30, 1997  December 31, 1997     June 30, 1997
                                                                (Unaudited)                           (Unaudited)

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)                                   $         (7)     $         282       $     (2,358)     $   (2,397)
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net realized gain (loss)                                             (6,081)             3,040             15,002           3,357
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)                 (3,037)             1,585              9,275           2,593
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                    (9,125)             4,907             21,919           3,553
=======================================================   =====================================   =================================

Distributions to Shareholders:
From net investment income
   Class A                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0                                  0
-------------------------------------------------------   -------------------------------------   ---------------------------------
  Institutional Classes                                                    0              (310)                 0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
In excess of net investment income
   Class A                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
From net realized capital gains
   Class A                                                                 0                 0             (3,522)           (776)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0             (3,639)           (599)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0            (10,741)         (2,217)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------

In excess of net realized capital gains
   Class A                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
Total Distributions                                                        0              (310)           (17,902)         (3,592)
=======================================================   =====================================   =================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                             1,332               214            131,972          86,364
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                               503               362              8,210          28,789
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                               684             2,021             34,901          97,510
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                              15,002            13,089                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
Shares issued in reorganization
   Class A                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class A                                                                 0                 0              3,237               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0              3,439               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0             10,260               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0               222                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------

Cost of shares redeemed
   Class A                                                            (1,271)              (10)          (133,171)        (80,778)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                              (212)              (73)            (5,853)        (11,137)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                              (752)             (277)           (42,902)        (71,730)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                             (20,971)          (45,883)                 0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share transactions        (5,685)          (30,335)            10,093          49,018
-------------------------------------------------------   -------------------------------------   ---------------------------------
Total Increase (Decrease) in Net Assets                              (14,810)          (25,738)            14,110          48,979
=======================================================   =====================================   =================================

Net Assets:
Beginning of period                                                   55,175            80,913            270,576         221,597
-------------------------------------------------------   -------------------------------------   ---------------------------------
End of period *                                                $      40,365     $      55,175       $    284,686      $  270,576
-------------------------------------------------------   -------------------------------------   ---------------------------------

*Including net undistributed (overdistributed) investment
     income of:                                                $        (76)     $         (69)      $     (2,358)     $        0
-------------------------------------------------------   -------------------------------------   ---------------------------------



$ in thousands                                              Precious Metals Fund                 Balanced Fund
                                                          ------------------------------------- ----------------------------------
                                                            Six Months Ended Nine Months Ended   Six Months Ended      Year Ended
                                                           December 31, 1997     June 30, 1997  December 31, 1997   June 30, 1997
                                                                 (Unaudited)                          (Unaudited)

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)                                   $          (1)    $         (93)      $      1,028      $    2,252
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net realized gain (loss)                                              (5,004)               87              4,623          12,663
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net change in unrealized appreciation (depreciation)                  (5,459)          (11,122)               830          (3,065)
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net increase (decrease) resulting from operations                    (10,464)          (11,128)             6,481          11,850
=======================================================   =====================================   =================================

Distributions to Shareholders:
From net investment income
   Class A                                                                 0                 0                (57)             (4)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0                (42)            (10)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0                (43)             (8)
-------------------------------------------------------   -------------------------------------   ---------------------------------
  Institutional Classes                                                    0                 0               (976)         (2,191)
-------------------------------------------------------   -------------------------------------   ---------------------------------
In excess of net investment income
   Class A                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
From net realized capital gains
   Class A                                                                 0                 0               (495)              0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0               (247)              0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0               (285)              0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0             (5,071)        (10,060)
-------------------------------------------------------   -------------------------------------   ---------------------------------
In excess of net realized capital gains
   Class A                                                                 0               (98)                 0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0               (36)                 0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0              (575)                 0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
Total Distributions                                                        0              (709)            (7,216)        (12,273)
=======================================================   =====================================   =================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                           198,880           228,982              5,747             354
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                             4,387             4,276              2,761           1,113
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                            52,669            93,686              3,485             969
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0              2,466          10,422
-------------------------------------------------------   -------------------------------------   ---------------------------------
Shares issued in reorganization
   Class A                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0                 0                  0               0
-------------------------------------------------------   -------------------------------------   ---------------------------------
Issued as reinvestment of distributions
   Class A                                                                 0                89                534               3
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                                 0                32                252               9
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                                 0               529                315               7
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0              6,034          12,237
-------------------------------------------------------   -------------------------------------   ---------------------------------
Cost of shares redeemed
   Class A                                                          (198,366)         (230,377)              (127)             (4)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class B                                                            (3,650)           (1,186)               (82)            (44)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Class C                                                           (56,213)          (96,889)              (399)            (91)
-------------------------------------------------------   -------------------------------------   ---------------------------------
   Institutional Classes                                                   0                 0            (17,681)        (43,185)
-------------------------------------------------------   -------------------------------------   ---------------------------------
Net increase (decrease) resulting from Fund share
  transactions                                                        (2,293)             (858)             3,305         (18,210)
-------------------------------------------------------   -------------------------------------   ---------------------------------
Total Increase (Decrease) in Net Assets                              (12,757)          (12,695)             2,570         (18,633)
=======================================================   =====================================   ================================

Net Assets:
Beginning of period                                                   33,377            46,072             63,929          82,562
-------------------------------------------------------   -------------------------------------   ---------------------------------
End of period *                                                $      20,620     $      33,377       $     66,499      $   63,929
-------------------------------------------------------   -------------------------------------   ---------------------------------
*Including net undistributed (overdistributed) investment
     income of:                                                $         (18)    $         (17)      $      2,770      $    2,860
-------------------------------------------------------   -------------------------------------   ---------------------------------


$ in thousands                                             Tax Exempt Fund
                                                           -------------------------------------
                                                            Six Months Ended Nine Months Ended
                                                           December 31, 1997     June 30, 1997
                                                                 (Unaudited)

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)                              $              936  $          1,584
-------------------------------------------------------   -------------------------------------
Net realized gain (loss)                                                 630               528
-------------------------------------------------------   -------------------------------------
Net change in unrealized appreciation (depreciation)                     731               (23)
-------------------------------------------------------   -------------------------------------
Net increase (decrease) resulting from operations                      2,297              2,089
=======================================================   =====================================

Distributions to Shareholders:
From net investment income
   Class A                                                              (131)             (195)
-------------------------------------------------------   -------------------------------------
   Class B                                                               (54)              (78)
-------------------------------------------------------   -------------------------------------
   Class C                                                              (745)           (1,353)
-------------------------------------------------------   -------------------------------------
  Institutional Classes                                                    0                 0
-------------------------------------------------------   -------------------------------------
In excess of net investment income
   Class A                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
-------------------------------------------------------   -------------------------------------
From net realized capital gains
   Class A                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
-------------------------------------------------------   -------------------------------------
In excess of net realized capital gains
   Class A                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
-------------------------------------------------------   -------------------------------------

Total Distributions                                                     (930)           (1,626)
=======================================================   =====================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                               528             2,047
-------------------------------------------------------   -------------------------------------
   Class B                                                               481               551
-------------------------------------------------------   -------------------------------------
   Class C                                                             1,963             2,193
-------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
-------------------------------------------------------   -------------------------------------
Shares issued in reorganization
   Class A                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class B                                                                 0                 0
-------------------------------------------------------   -------------------------------------
   Class C                                                                 0                 0
-------------------------------------------------------   -------------------------------------
Issued as reinvestment of distributions
   Class A                                                                87                98
-------------------------------------------------------   -------------------------------------
   Class B                                                                28                31
-------------------------------------------------------   -------------------------------------
   Class C                                                               539               766
-------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
-------------------------------------------------------   -------------------------------------
Cost of shares redeemed
   Class A                                                              (361)           (2,535)
-------------------------------------------------------   -------------------------------------
   Class B                                                              (103)             (312)
-------------------------------------------------------   -------------------------------------
   Class C                                                            (6,349)           (8,997)
-------------------------------------------------------   -------------------------------------
   Institutional Classes                                                   0                 0
-------------------------------------------------------   -------------------------------------
Net increase (decrease) resulting from Fund share transactions        (3,187)           (6,158)
-------------------------------------------------------   -------------------------------------

Total Increase (Decrease) in Net Assets                               (1,820)           (5,695)
=======================================================   =====================================


Net Assets:
Beginning of period                                                   49,509            55,204
-------------------------------------------------------   -------------------------------------
End of period *                                                $      47,689     $      49,509
-------------------------------------------------------   -------------------------------------
*Including net undistributed (overdistributed) investment
     income of:                                                $         195     $         189
-------------------------------------------------------   -------------------------------------


                                                      See accompanying notes  71

Notes to Financial Statements

December 31, 1997 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly known as PIMCO Funds:
Equity Advisors Series, was established as a Massachusetts business trust on August 24, 1990. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of twenty two separate investment funds (the "Funds"): the Equity Income Fund; the Renaissance Fund; the Small Cap Value Fund; the Value Fund; the Capital Appreciation Fund; the Mid Cap Growth Fund; the Micro Cap Growth Fund; the Small Cap Growth Fund; the Core Equity Fund; the Mid Cap Equity Fund; the Innovation Fund; the Enhanced Equity Fund; the Emerging Markets Fund; the International Fund; the International Developed Fund; the Target Fund; the Tax Exempt Fund; the Growth Fund; the Opportunity Fund; the Precious Metals Fund; the Structured Emerging Markets Fund; and the Balanced Fund. The Structured Emerging Markets Fund had not commenced operations as of December 31, 1997. As used in the financial statements, "Institutional Classes" refers to the Institutional and Administrative Classes and "Retail Classes" refers to the A, B, and C Classes of the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Foreign currency amounts are converted to U.S. dollars using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared daily and paid monthly to shareholders of record by the Tax Exempt Fund and declared and paid quarterly to shareholders of record by the Equity Income, Renaissance, Value and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. Foreign exchange gains or losses on investments and the income generated from such investments, arising from fluctuations of exchange rates of the non-dollar denominated investments relative to the U.S. dollar, are reported to shareholders as income in accordance with the provisions of the Internal Revenue Code.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class, except the Tax Exempt Fund which allocates income and non-class specific expenses based on the value of settled shares.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund - $6,396; Renaissance Fund - $22,966; Value Fund - $15,793; Mid Cap Growth Fund - $2,380; Target Fund
- $1,402; Small Cap Value Fund - $1,166; International Developed Fund - $34,634; International Fund - $123,045; Emerging Markets Fund - $15,422; Innovation Fund
- $1,463; Precious Metals Fund - $12,707; and Balanced Fund - $1,657.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the stock and bond markets or change in interest rates and currency values, or for gaining exposure to markets. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The following foreign forward currency contracts were outstanding at December 31, 1997 (amounts in thousands):


                                       Principal
                                          Amount                 Unrealized
                                      Covered by   Expiration  Appreciation
Fund              Type                  Contract        Month (Depreciation)
--------------------------------------------------------------------------------

Emerging
Markets Fund      Buy   Hungarian Forint  13,419         1/98    $        0
                  Sell  Mexican Peso       2,760         1/98            (1)
                                                                 ------------
                                                                 $       (1)
                                                                 ============
International
Developed Fund    Buy   British Pound      3,700         1/98    $       47


For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency transactions arise from changes in currency exchange rates.

December 31, 1997 (Unaudited)

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.30% for the Tax Exempt Fund; 0.50% for the Growth Fund; 0.55% for the Target and International Funds; 0.60% for the Renaissance, Small Cap Value, International Developed and Precious Metals Funds; 0.65% for the Opportunity and Innovation Funds; 0.85% for the Emerging Markets Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the Precious Metals Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

   In conjunction with the reorganization of the PIMCO Advisors Funds, the Renaissance, Growth, Target, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds adopted a unified fee structure on January 17, 1997 whereby PIMCO provides services necessary for the operation of the Fund for a single administration fee.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.65% for the International Developed, International and Emerging Markets Funds; 0.45% for the Precious Metals Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.50% for the Emerging Markets and International Developed and 0.25% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

   The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class Shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

   Pursuant to the Distribution and Servicing Plans adopted by the Retail Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of average daily net assets attributable to each class):

                       Distribution Fee (%)               Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                 -                            0.25
Class B
All Funds                              0.75                            0.25
Class C
All Funds                              0.75                            0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended December 31, 1997, the Funds were informed that PFD received $2,418,787 representing commissions (sales charges) and contingent deferred sales charges related to the Retail Classes.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

    Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. The chairman of the unaffiliated Trustees and each committee chair receives annual retainers of $6,000 and $2,000, respectively. Each unaffiliated committee member receives an annual retainer of $1,000 and a fee of $500 per meeting. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1997 were as follows ($ in thousands):

                             U.S. Government/Agency         All Other
--------------------------------------------------------------------------------
                             Purchases      Sales     Purchases       Sales
--------------------------------------------------------------------------------
Equity Income Fund                                   $   40,152  $   26,161
Renaissance Fund                                        454,294     435,021
Value Fund                                               79,850      63,469
Capital Appreciation Fund                               149,707     193,739
Growth Fund                                           1,284,393   1,412,982
Mid Cap Growth Fund                                     235,716     129,801
Target Fund                                           1,396,883   1,569,736
Small Cap Value Fund                                    149,461      24,617
Opportunity Fund                                        293,763     405,402
International Developed Fund                             32,086      40,087
International Fund                                       62,160      89,536
Emerging Markets Fund                                    15,223      20,656
Innovation Fund                                         178,142     191,674
Precious Metals Fund                                      4,939      10,168
Balanced Fund                $  13,868  $  19,601        45,316      43,579
Tax Exempt Fund                                          23,170      25,038

December 31, 1997 (Unaudited)


5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows ($ in thousands):

                                             Growth Fund                     Opportunity Fund                  Innovation Fund
------------------------------------------------------------------------------------------------------------------------------------
                                       Premium        Contracts          Premium        Contracts          Premium        Contracts
------------------------------------------------------------------------------------------------------------------------------------
Balance at 06/30/97                   $  3,218            4,500         $    938            5,690         $      0                0
Sales                                   69,677           17,236            6,740           32,805              832            2,400
Closing Buys                           (56,915)          (7,982)          (3,010)         (13,780)            (358)            (900)
Expirations                            (13,834)          (8,252)          (1,987)         (13,408)            (244)          (1,000)
Exercised                               (1,017)             (38)          (1,928)          (8,307)               0                0
------------------------------------------------------------------------------------------------------------------------------------
Balance at 12/31/97                   $  1,129            5,464         $    753            3,000         $    230              500
====================================================================================================================================

6. Institutional Class Summaries

The following amounts relate to items accumulated in the Statement of Assets and Liabilities, and the Statement of Changes in Net Assets (amounts in thousands):

                                                                                     Capital
                                           Equity     Renaissance     Value     Appreciation         Mid Cap
For the period ended 12/31/97         Income Fund            Fund      Fund             Fund     Growth Fund
--------------------------------------------------------------------------------------------------------------
Shares Issued and Outstanding
  Institutional Class                       8,759              35     5,357           28,752          17,464
  Administrative Class                        649               0       292            1,351             472
                                      ------------------------------------------------------------------------
                                            9,408              35     5,649           30,103          17,936
                                      ========================================================================
Distributions to Shareholders
  From net investment income
    Institutional Class                   $ 2,089          $    0    $  686          $ 3,482         $ 1,419
    Administrative Class                      140               0        20              171              34
                                      ------------------------------------------------------------------------
                                          $ 2,229          $    0    $  706          $ 3,653         $ 1,453
                                      ========================================================================
  From net realized capital gains
    Institutional Class                   $16,364          $    0    $7,693          $44,475         $21,351
    Administrative Class                    1,189               0       411            1,807             510
                                      ------------------------------------------------------------------------
                                          $17,553          $    0    $8,104          $46,282         $21,861
                                      ========================================================================
                                                     International
                                       Small Cap         Developed        Emerging      Balanced
For the period ended 12/31/97         Value Fund              Fund    Markets Fund          Fund
--------------------------------------------------------------------------------------------------
Shares Issued and Outstanding
  Institutional Class                      2,655             7,560           3,195         4,634
  Administrative Class                       516               174              64             0
                                      ------------------------------------------------------------
                                           3,171             7,734           3,259         4,634
                                      ============================================================
Distributions to Shareholders
  From net investment income
    Institutional Class                   $  339            $  834          $    0        $  976
    Administrative Class                      54                 4               0             0
                                      ------------------------------------------------------------
                                          $  393            $  838          $    0        $  976
                                      ============================================================
  From net realized capital gains
    Institutional Class                   $1,659            $4,187          $    0        $5,071
    Administrative Class                     373                94               0             0
                                      ------------------------------------------------------------
                                          $2,032            $4,281          $    0        $5,071
                                      ============================================================

                                                                    Capital                         International Emerging
                                            Equity             Appreciation     Mid Cap   Small Cap     Developed  Markets  Balanced
For the period ended 6/30/97 (Audited) Income Fund  Value Fund         Fund Growth Fund  Value Fund          Fund     Fund    Fund
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Outstanding
      Institutional Class                    7,860       5,039       25,299      14,370       2,195         7,171    3,776     5,387
      Administrative Class                     529           0          147         102         375           176        8         0
                                       ---------------------------------------------------------------------------------------------
                                             8,389       5,039       25,446      14,472       2,570         7,347    3,784     5,387
                                       =============================================================================================
Distributions to Shareholders
From net investment income
      Institutional Class                  $ 4,331     $ 1,517      $ 2,203     $   604      $  302        $    0  $   310   $ 2,191
      Administrative Class                     249           0            7           2          41             0        0         0
                                       ---------------------------------------------------------------------------------------------
                                           $ 4,580     $ 1,517      $ 2,210     $   606      $  343        $    0  $   310   $ 2,191
                                       =============================================================================================
   From net realized capital gains
      Institutional Class                  $14,051     $ 2,344      $44,041     $43,528      $4,690        $4,189  $     0   $10,060
      Administrative Class                     853           0          129         258         700           255        0         0
                                       ---------------------------------------------------------------------------------------------
                                           $14,904     $ 2,344      $44,170     $43,786      $5,390        $4,444  $     0   $10,060
                                       =============================================================================================

7. Federal Income Tax Matters

As of June 30, 1997, the Funds listed in the table below have remaining capital loss carryforwards that were realized in prior years (amounts in thousands):

                                           Capital Loss Carryforwards
                          ---------------------------------------------------
                               Realized          Acquired
                                 Losses            Losses         Expiration
                          ---------------------------------------------------
Emerging Markets Fund     $      10,105      $          0           06/30/03
Tax Exempt fund                     536                 0           06/30/03

Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforward.

8. Reorganization

On September 17, 1996, the Board of Trustees approved the reorganization of certain funds of PIMCO Advisors Funds ("PAF"), an affiliated management investment company, into the Trust. The reorganization occurred on January 17, 1997. In conjunction with the reorganization, the name of the Trust was changed to "PIMCO Funds: Multi-Manager Series." from "PIMCO Funds: Equity Advisors Series." Certain PAF funds were acquired intact and became new Funds of the Trust. Two Funds of the Trust, the NFJ Diversified Low P/E and the Cadence Mid Cap Growth Funds, were combined with funds acquired from PAF.

   Also, as part of the reorganization, the NFJ Diversified Low P/E Fund and the Blairlogie International Active Fund were renamed Value Fund and International Developed Fund, respectively, to more accurately describe their investment styles.

   Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                                                                                Total
                                                                       Value of       Total        Total   Net Assets
                                                    Shares Issued Shares Issued  Net Assets   Net Assets of Acquiring  Acquired Fund
                                                     by Acquiring  by Acquiring of Acquired of Acquiring   Fund After     Unrealized
Acquiring Fund            Acquired Fund        Date          Fund          Fund        Fund         Fund  Acquisition   Appreciation
------------------------------------------------------------------------------------------------------------------------------------
PIMCO NFJ Diversified     PIMCO Advisors
Low P/E Fund (renamed     Value Fund
Value Fund)                                01/17/97         5,988  $     80,835  $   80,835  $    67,334  $   148,169   $      9,962
------------------------------------------------------------------------------------------------------------------------------------

PIMCO Cadence Mid         PIMCO Advisors
Cap Growth Fund (renamed  Discovery Fund
Mid Cap Growth Fund)                       01/17/97         4,103        75,421      75,421      237,494      312,915         11,691
------------------------------------------------------------------------------------------------------------------------------------

On January 17, 1997, the Renaissance, Growth, Target, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds, portfolios in PAF, were reorganized as portfolios of the Trust pursuant to an agreement and plan of reorganization approved by each Fund's shareholders. In connection with the reorganization, the year end dates of the Funds were changed from September 30 to June 30.

December 31, 1997 (Unaudited)


9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                      Equity Income Fund
                                             ---------------------------------------------------------------
                                                        Six Months Ended                 Year Ended
                                                            12/31/97                       6/30/97
                                                      Shares        Amount           Shares        Amount
------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                    454      $  7,398            1,004      $ 14,387
------------------------------------------------------------------------------------------------------------
  Administrative Class                                    85         1,413              142         2,032
------------------------------------------------------------------------------------------------------------
  Class A                                                543         8,812              118         1,691
------------------------------------------------------------------------------------------------------------
  Class B                                                250         4,042              213         3,040
------------------------------------------------------------------------------------------------------------
  Class C                                                375         5,996              488         7,063
------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class C                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                  1,185        18,142            1,299        17,796
------------------------------------------------------------------------------------------------------------
  Administrative Class                                    87         1,328               80         1,101
------------------------------------------------------------------------------------------------------------
  Class A                                                 75         1,142                1            13
------------------------------------------------------------------------------------------------------------
  Class B                                                 49           750                1            15
------------------------------------------------------------------------------------------------------------
  Class C                                                 92         1,390                3            43
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                   (739)      (11,987)          (2,573)      (37,514)
------------------------------------------------------------------------------------------------------------
  Administrative Class                                   (52)         (850)            (118)       (1,690)
------------------------------------------------------------------------------------------------------------
  Class A                                               (107)       (1,738)              (5)          (69)
------------------------------------------------------------------------------------------------------------
  Class B                                                 (9)         (149)             (47)         (670)
------------------------------------------------------------------------------------------------------------
  Class C                                                (78)       (1,253)             (60)         (899)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                           2,210      $ 34,436              546      $  6,339
============================================================================================================
                                                                      Renaissance Fund
                                             ---------------------------------------------------------------
                                                        Six Months Ended              Nine Months Ended
                                                            12/31/97                       6/30/97
                                                      Shares        Amount           Shares        Amount
------------------------------------------------------------------------------------------------------------
  Institutional Class                                     35      $    581                0      $      0
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class A                                              1,926        36,065            1,108        17,402
------------------------------------------------------------------------------------------------------------
  Class B                                                760        14,224            1,321        21,111
------------------------------------------------------------------------------------------------------------
  Class C                                              4,523        84,692            7,139       112,880
------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class C                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                      0             0                0             0
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class A                                                418         7,011               12           200
------------------------------------------------------------------------------------------------------------
  Class B                                                478         8,021                5            73
------------------------------------------------------------------------------------------------------------
  Class C                                              3,550        59,199               39           613
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                      0             0                0             0
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class A                                             (1,532)      (28,958)            (509)       (7,973)
------------------------------------------------------------------------------------------------------------
  Class B                                               (171)       (3,242)            (203)       (3,265)
------------------------------------------------------------------------------------------------------------
  Class C                                             (3,794)      (71,484)          (3,802)      (61,037)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                           6,193     $ 106,109            5,110     $  80,004
------------------------------------------------------------------------------------------------------------
                                                                         Value Fund
                                             ---------------------------------------------------------------
                                                        Six Months Ended                 Year Ended
                                                            12/31/97                       6/30/97
                                                      Shares        Amount           Shares        Amount
------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                    210      $  3,173            1,317      $ 17,251
------------------------------------------------------------------------------------------------------------
  Administrative Class                                   263         4,244                0             0
------------------------------------------------------------------------------------------------------------
  Class A                                                594         9,229              349         3,387
------------------------------------------------------------------------------------------------------------
  Class B                                                267         4,160              303         1,609
------------------------------------------------------------------------------------------------------------
  Class C                                              1,090        16,969            1,607        16,250
------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                  0             0              843        11,374
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0            1,521        20,538
------------------------------------------------------------------------------------------------------------
  Class C                                                  0             0            3,624        48,923
------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                    570         8,347              293         3,854
------------------------------------------------------------------------------------------------------------
  Administrative Class                                    30           431                0             0
------------------------------------------------------------------------------------------------------------
  Class A                                                123         1,792                7            95
------------------------------------------------------------------------------------------------------------
  Class B                                                193         2,817                6            86
------------------------------------------------------------------------------------------------------------
  Class C                                                511         7,437               16           225
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                   (462)       (7,392)            (803)      (10,770)
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     0            (6)               0             0
------------------------------------------------------------------------------------------------------------
  Class A                                               (506)       (7,839)            (142)       (1,972)
------------------------------------------------------------------------------------------------------------
  Class B                                                (89)       (1,364)            (112)       (1,562)
------------------------------------------------------------------------------------------------------------
  Class C                                               (632)       (9,803)            (913)      (12,509)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                           2,162      $ 32,195            7,916      $ 96,779
------------------------------------------------------------------------------------------------------------
                                                                   Small Cap Value Fund
                                             ---------------------------------------------------------------
                                                        Six Months Ended                 Year Ended
                                                            12/31/97                       6/30/97
                                                      Shares        Amount           Shares        Amount
------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                  1,070      $ 18,821              395      $  5,653
------------------------------------------------------------------------------------------------------------
  Administrative Class                                   141         2,542               90         1,269
------------------------------------------------------------------------------------------------------------
  Class A                                              1,546        27,136              422         6,136
------------------------------------------------------------------------------------------------------------
  Class B                                              2,747        48,136              743        10,821
------------------------------------------------------------------------------------------------------------
  Class C                                              3,851        67,153            1,351        19,512
------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class C                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
Issued as reinvestment
of distributions
  Institutional Class                                    101         1,770              368         4,969
------------------------------------------------------------------------------------------------------------
  Administrative Class                                    24           427               55           741
------------------------------------------------------------------------------------------------------------
  Class A                                                 71         1,246                0             0
------------------------------------------------------------------------------------------------------------
  Class B                                                137         2,393                0             0
------------------------------------------------------------------------------------------------------------
  Class C                                                185         3,224                0             0
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                   (711)      (12,824)            (612)       (8,698)
------------------------------------------------------------------------------------------------------------
  Administrative Class                                   (25)         (433)             (82)       (1,177)
------------------------------------------------------------------------------------------------------------
  Class A                                               (206)       (3,625)              (5)          (78)
------------------------------------------------------------------------------------------------------------
  Class B                                               (126)       (2,215)             (38)         (588)
------------------------------------------------------------------------------------------------------------
  Class C                                               (383)       (6,740)             (37)         (535)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                           8,422      $147,011            2,650      $ 38,025
------------------------------------------------------------------------------------------------------------
                                                                        Opportunity Fund
                                             ---------------------------------------------------------------
                                                        Six Months Ended              Nine Months Ended
                                                            12/31/97                       6/30/97
                                                      Shares        Amount           Shares        Amount
------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                      0      $      0                0      $      0
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class A                                              5,177       159,544            7,683        225,467
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0              0
------------------------------------------------------------------------------------------------------------
  Class C                                              9,873       285,726           21,251        587,295
------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                  0             0                0              0
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0              0
------------------------------------------------------------------------------------------------------------
  Class C                                                  0             0                0              0
------------------------------------------------------------------------------------------------------------
Issued as reinvestment
of distributions
  Institutional Class                                      0             0                0              0
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     0             0                0              0
------------------------------------------------------------------------------------------------------------
  Class A                                                416        12,054                0              0
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0              0
------------------------------------------------------------------------------------------------------------
  Class C                                              1,371        36,776                0              0
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                      0             0                0              0
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     0             0                0              0
------------------------------------------------------------------------------------------------------------
  Class A                                             (5,828)     (181,247)          (4,019)      (114,318)
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0              0
------------------------------------------------------------------------------------------------------------
  Class C                                            (12,901)     (371,697)         (20,883)      (575,183)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                          (1,892)    $ (58,844)           4,032      $ 123,261
------------------------------------------------------------------------------------------------------------
                                                              International Developed Fund
                                             ---------------------------------------------------------------
                                                        Six Months Ended                 Year Ended
                                                            12/31/97                       6/30/97
                                                      Shares        Amount           Shares        Amount
------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                  1,356      $ 16,968            3,568      $ 43,648
------------------------------------------------------------------------------------------------------------
  Administrative Class                                   127         1,589              140         1,683
------------------------------------------------------------------------------------------------------------
  Class A                                                 29           367               39           477
------------------------------------------------------------------------------------------------------------
  Class B                                                 99         1,267               87         1,057
------------------------------------------------------------------------------------------------------------
  Class C                                                180         2,244              228         2,759
------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class B                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
  Class C                                                  0             0                0             0
------------------------------------------------------------------------------------------------------------
Issued as reinvestment
of distributions
  Institutional Class                                    367         4,242              296         3,449
------------------------------------------------------------------------------------------------------------
  Administrative Class                                     8            98               22           255
------------------------------------------------------------------------------------------------------------
  Class A                                                  2            25                0             0
------------------------------------------------------------------------------------------------------------
  Class B                                                  7            77                0             0
------------------------------------------------------------------------------------------------------------
  Class C                                                 16           183                0             0
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                 (1,334)      (17,202)          (2,294)      (27,613)
------------------------------------------------------------------------------------------------------------
  Administrative Class                                  (138)       (1,736)            (435)       (5,453)
------------------------------------------------------------------------------------------------------------
  Class A                                                (13)         (159)             (15)         (189)
------------------------------------------------------------------------------------------------------------
  Class B                                                 (8)          (93)              (1)          (15)
------------------------------------------------------------------------------------------------------------
  Class C                                                (73)         (912)             (35)         (433)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                             625      $  6,958            1,600      $ 19,625
------------------------------------------------------------------------------------------------------------

                                                                                    Capital Appreciation
                                                          ------------------------------------------------------------------------
                                                                   Six Months Ended                           Year Ended
                                                                       12/31/97                                 6/30/97
                                                              Shares                Amount             Shares              Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                          4,967             $ 11,6242              8,723           $ 165,774
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                         1,206                28,356                157               3,111
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                        404                 9,353                330               6,440
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        409                 9,549                144               2,819
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,149                26,913                676              13,152
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                          0                     0                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0                     0                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0                     0                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                          1,599                37,066              2,018              36,552
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            86                 1,973                  8                 136
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                         38                   887                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         32                   737                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        106                 2,441                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                         (3,114)              (72,523)            (4,708)            (90,177)
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                           (88)               (2,072)               (17)               (349)
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                       (102)               (2,458)               (21)               (415)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (17)                 (401)                (1)                (11)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (187)               (4,320)               (55)             (1,161)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                   6,488             $ 151,743              7,254           $ 135,871
==================================================================================================================================
                                                                                       Growth Fund
                                                          ------------------------------------------------------------------------
                                                                   Six Months Ended                        Nine Months Ended
                                                                       12/31/97                                 6/30/97
                                                             Shares                Amount              Shares              Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                             0             $       0                   0           $       0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                     3,612               102,022               5,519             139,954
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       248                 6,702                 923              22,424
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     4,825               130,114              17,754             428,075
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                         0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                             0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                       809                20,743                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       375                 8,980                   0                   3
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     9,473               226,695                   0                   4
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                             0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            0                     0                   0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                    (3,620)             (104,203)             (5,755)           (147,335)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (159)               (4,304)               (213)             (5,108)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (8,447)             (229,756)            (15,525)           (376,328)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                  7,116             $ 156,993               2,703           $  61,689
==================================================================================================================================
                                                                                     Mid Cap Growth Fund
                                                          ------------------------------------------------------------------------
                                                                  Six Months Ended                           Year Ended
                                                                       12/31/97                                6/30/97
                                                              Shares                Amount             Shares              Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                          4,058             $  92,630              3,798           $  71,437
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                           430                 9,956                 47                 878
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                      1,163                26,604                133                 673
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        919                20,863                277               1,840
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,729                38,752                792               8,401
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                          0                     0                618              11,362
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0                     0              1,223              22,472
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0                     0              2,262              41,588
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                            975                22,223              2,481              42,923
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            24                   544                 15                 261
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                         51                 1,158                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        103                 2,327                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        185                 4,187                  0                   0
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                         (1,938)              (44,127)            (3,791)            (72,699)
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                           (85)               (1,965)               (15)               (280)
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                       (745)              (17,174)              (149)             (2,743)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (186)               (4,255)               (99)             (1,818)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (399)               (8,928)              (392)             (7,250)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                   6,284             $ 142,795              7,200           $ 117,045
==================================================================================================================================
                                                                                         Target Fund
                                                          ------------------------------------------------------------------------
                                                                     Six Months Ended                      Nine Months Ended
                                                                         12/31/97                               6/30/97
                                                                Shares               Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                                0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                               0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                       31,335              542,803             34,398            550,283
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          344                5,843              1,754             27,085
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        4,970               82,571             19,148            293,453
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                               0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                        2,292               32,769                  0                  4
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,280               17,255                  0                  1
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       17,369              234,137                  0                  1
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                               0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                      (31,126)            (547,752)           (34,558)          (553,973)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (406)              (6,533)              (575)            (8,959)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (10,239)            (170,350)           (17,874)          (274,688)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                    15,819            $ 190,743              2,293          $  33,207
==================================================================================================================================
                                                                                    International Fund
                                                          -----------------------------------------------------------------------
                                                                  Six Months Ended                        Nine Months Ended
                                                                      12/31/97                                 6/30/97
                                                             Shares                Amount              Shares             Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                             0             $       0                   0          $       0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                     7,924               104,455               9,707            126,752
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       320                 3,907                 224              2,790
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     7,167                89,997               6,983             87,308
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                         0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                             0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                        99                 1,179                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        57                   643                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       973                10,909                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                             0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                            0                     0                   0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                    (7,877)             (105,554)             (9,963)          (130,472)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (327)               (3,989)                (56)              (702)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (9,088)             (115,491)            (10,866)          (136,065)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                   (752)            $ (13,944)             (3,971)         $ (50,389)
==================================================================================================================================
                                                                                 Emerging Markets Fund
                                                          ------------------------------------------------------------------------
                                                                     Six Months Ended                          Year Ended
                                                                         12/31/97                                6/30/97
                                                                Shares               Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                            1,174             $ 14,262              1,007           $ 12,784
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                              58                  740                 26                305
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                          111                1,332                 16                214
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                           40                  503                 28                362
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                           55                  684                153              2,021
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                0                    0                 19                222
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                               0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                           (1,755)             (20,941)            (3,613)           (45,330)
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                              (2)                 (30)               (46)              (553)
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                         (107)              (1,271)                (1)               (10)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          (18)                (212)                (5)               (73)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          (61)                (752)               (21)              (277)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                      (505)            $ (5,685)            (2,437)          $(30,335)
==================================================================================================================================
                                                                                      Innovation Fund
                                                          ------------------------------------------------------------------------
                                                                    Six Months Ended                        Nine Months Ended
                                                                        12/31/97                                 6/30/97
                                                               Shares                Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                               0             $       0                  0           $      0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                              0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                       6,744               131,972              5,118             86,364
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         432                 8,210              1,700             28,789
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,824                34,901              5,804             97,510
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                           0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                           0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                           0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                               0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                              0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                         174                 3,237                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         190                 3,439                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         566                10,260                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                               0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                              0                     0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                      (6,744)             (133,171)            (4,792)           (80,778)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (308)               (5,853)              (672)           (11,137)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,249)              (42,902)            (4,360)           (71,730)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                      629             $  10,093              2,798           $ 49,018
==================================================================================================================================
                                                                                    Precious Metals Fund
                                                          ------------------------------------------------------------------------
                                                                     Six Months Ended                       Nine Months Ended
                                                                         12/31/97                                6/30/97
                                                                Shares               Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class                                                0            $       0                  0          $       0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                               0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                       26,472              198,880             21,209            228,982
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          657                4,387                423              4,275
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        7,519               52,669              8,931             93,686
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                               0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                            0                    0                  8                 89
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                            0                    0                  3                 32
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                            0                    0                 49                530
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                               0                    0                  0                  0
----------------------------------------------------------------------------------------------------------------------------------
  Class A                                                      (26,325)            (198,366)           (21,276)          (230,377)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (547)              (3,650)              (112)            (1,186)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (8,039)             (56,213)            (9,238)           (96,889)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
from Fund share transactions                                      (263)           $  (2,293)                (3)         $    (858)
==================================================================================================================================

December 31, 1997 (Unaudited)

9. Shares of Beneficial Interest  (Cont.)

                                                Balanced Fund                             Tax Exempt Fund
                                  ------------------------------------------ ------------------------------------------

                                    Six Months Ended         Year Ended       Six Months Ended     Nine Months Ended
                                       12/31/97                6/30/97            12/31/97              6/30/97
                                   Shares    Amount       Shares    Amount    Shares    Amount      Shares    Amount
---------------------------------------------------------------------------- ------------------------------------------
Receipts for shares sold
   Institutional Class                206  $  2,466          926  $ 10,421         0   $     0           0   $     0
---------------------------------------------------------------------------- ------------------------------------------
   Administrative Class                 0         0            0         0         0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
   Class A                            470     5,747           32       354        44       528         171     2,047
---------------------------------------------------------------------------- ------------------------------------------
   Class B                            236     2,761          102     1,113        40       481          46       551
---------------------------------------------------------------------------- ------------------------------------------
   Class C                            295     3,485           89       969       161     1,963         184     2,193
---------------------------------------------------------------------------- ------------------------------------------
Shares issued in reorganization
   Class A                              0         0            0         0         0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
   Class B                              0         0            0         0         0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
   Class C                              0         0            0         0         0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
Issued as reinvestment
of distributions
   Institutional Class                527     6,034        1,158    12,237         0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
   Administrative Class                 0         0            0         0         0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
   Class A                             47       534            0         3         7        87           8        98
---------------------------------------------------------------------------- ------------------------------------------
   Class B                             22       252            1         9         2        28           3        31
---------------------------------------------------------------------------- ------------------------------------------
   Class C                             28       315            1         7        44       539          64       766
---------------------------------------------------------------------------- ------------------------------------------
Cost of shares redeemed
   Institutional Class             (1,485)  (17,681)      (3,794)  (43,185)        0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
   Administrative Class                 0         0            0         0         0         0           0         0
---------------------------------------------------------------------------- ------------------------------------------
   Class A                            (11)     (127)           0        (4)      (30)     (361)       (213)   (2,535)
---------------------------------------------------------------------------- ------------------------------------------
   Class B                             (7)      (82)          (4)      (44)       (8)     (103)        (26)     (312)
---------------------------------------------------------------------------- ------------------------------------------
   Class C                            (35)     (399)          (8)      (90)     (522)   (6,349)       (756)   (8,997)
---------------------------------------------------------------------------- ------------------------------------------
Net increase (decrease) resulting
from Fund share transactions          293  $  3,305       (1,497) $(18,210)     (262)  $(3,187)       (519)  $(6,158)
---------------------------------------------------------------------------- ------------------------------------------

PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of over $190 billion. PIMCO Advisors consists of seven institutional investment firms, each seeking the highest caliber performance in a single discipline. Six of these firms currently manage
PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious institutional clients, including 42 of the 100 largest U.S. corporations.

[ART APPEARS HERE]
--------------------------------------------------------------------------------
Manager                  PIMCO Advisors L.P., 800 Newport Center Drive,
                         Suite 100, Newport Beach, CA 92660

--------------------------------------------------------------------------------
Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902

--------------------------------------------------------------------------------
Custodian                Investors Fiduciary Trust Company, 801 Pennsylvania,
                         Kansas City, MO 64105

--------------------------------------------------------------------------------
Shareholder              Shareholder Services, Inc., P.O. Box 5866, Denver,
Servicing Agent and      CO 80217
Transfer Agent

--------------------------------------------------------------------------------
Independent              Price Waterhouse LLP, 1055 Broadway, Kansas City,
Accountant               MO, 64105

--------------------------------------------------------------------------------
Legal Counsel            Ropes & Gray, One International Place,
                         Boston, MA 02110

--------------------------------------------------------------------------------
For Account              For PIMCO Funds account information contact your
Information              financial advisor, or if you receive account statements
                         directly from PIMCO Funds, you can also call 1-800-426-
                         0107. Telephone representatives are available Monday-
                         Friday 8:30 am to 8:00 pm eastern time.

--------------------------------------------------------------------------------
This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.


This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

                                                                      PZ005.2/98

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                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  SMITHTOWN, NY
                                                                 PERMIT NO. 700
                                                                ----------------

                P I M C O
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PIMCO Funds
Distributors LLC

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